Exhibit (17)(g)



                               [GRAPHIC OMITTED]


        ----------------------------------------------------------------
                         ARMADA FUNDS SEMI-ANNUAL REPORT
         EQUITY, ASSET ALLOCATION, FIXED INCOME AND TAX FREE BOND FUNDS
        ----------------------------------------------------------------


                               NOVEMBER 30, 2003
                                  (Unaudited)


                                [LOGO OMITTED]
                                       ARMADA(R)
                                        FUNDS

                              www.armadafunds.com

EQUITY FUNDS

INTERNATIONAL EQUITY FUND

LARGE CAP CORE EQUITY FUND
   (FORMERLY CORE EQUITY FUND)

LARGE CAP GROWTH FUND
   (FORMERLY EQUITY GROWTH FUND)

LARGE CAP ULTRA FUND

LARGE CAP VALUE FUND

MID CAP GROWTH FUND

S&P 500 INDEX FUND
   (FORMERLY EQUITY INDEX FUND)

SMALL CAP GROWTH FUND

SMALL CAP VALUE FUND

SMALL/MID CAP VALUE FUND

TAX MANAGED EQUITY FUND

ASSET ALLOCATION FUNDS

AGGRESSIVE ALLOCATION FUND

BALANCED ALLOCATION FUND

CONSERVATIVE ALLOCATION FUND

FIXED INCOME FUNDS

BOND FUND

INTERMEDIATE BOND FUND

LIMITED MATURITY BOND FUND

TOTAL RETURN ADVANTAGE FUND

ULTRA SHORT BOND FUND
   (FORMERLY SHORT DURATION BOND FUND)

U.S. GOVERNMENT INCOME FUND

TAX FREE BOND FUNDS

MICHIGAN MUNICIPAL BOND FUND

NATIONAL TAX EXEMPT BOND FUND

OHIO TAX EXEMPT BOND FUND

PENNSYLVANIA MUNICIPAL BOND FUND

MONEY MARKET FUNDS

GOVERNMENT MONEY MARKET FUND

MONEY MARKET FUND

OHIO MUNICIPAL MONEY MARKET FUND

PENNSYLVANIA TAX EXEMPT
   MONEY MARKET FUND

TAX EXEMPT MONEY MARKET FUND

TREASURY MONEY MARKET FUND

TREASURY PLUS MONEY MARKET FUND



   Chairman's Message ..................................................   1

   Economic and Market Overview ........................................   2


FINANCIAL STATEMENTS

   Financial Highlights ................................................   5

   Statements of Net Assets ............................................  26

   Statements of Operations ............................................ 102

   Statements of Changes in Net Assets ................................. 107

   Notes to Financial Statements ....................................... 118


--------------------------------------------------------------------------------
             NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
--------------------------------------------------------------------------------

National City Investment Management Company (IMC) serves as investment adviser to Armada Funds, for which it receives an investment advisory fee. Armada Funds are distributed by Professional Funds Distributor, LLC ("PFD"), 760 Moore Road, King of Prussia, PA 19406, PFD is not affiliated with IMC and is not a bank. Mutual funds involve risk including possible loss of principal. Current performance may be lower than the performance figures quoted herein due to recent market volatility. For more complete information about Armada Funds, including charges, expenses and performance, please contact your investment professional or call 1-800-622-FUND (3863) for a prospectus. Read it carefully before you invest or send money.

An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

                                                              CHAIRMAN'S MESSAGE

January 2004

DEAR SHAREHOLDERS:

During the six-month period ended November 30, 2003, we were pleased to see the economy beginning to show signs of recovery with strong returns in the equity markets. For an in-depth discussion about the economy, please see the Economic and Market Overview beginning on the next page.

Total assets in Armada Funds declined during the period by 3.7% to $15.34 billion. In the current low interest rate environment, our money market funds declined by 8.9% to $8.67 billion. These outflows more than offset the positive impact of the equity market.

Reflecting our ongoing commitment to meeting investor needs, we recently implemented several product changes. On October 1, we reopened the Armada Small Cap Value Fund to new investors. Also, the Armada GNMA Fund was reorganized into the Armada U.S. Government Income Fund on November 21. Lastly, there have been several name changes to Funds to better reflect the investment approach of each Fund. These name changes -- shown on the facing page and throughout the report -- have not affected the Funds' strategies or investment objectives.

In the remaining pages of this report, you will find pertinent financial statements and information regarding your investments. Please review this material carefully.

Thank you for your continued confidence in Armada Funds. During the coming months, we will inform you of our ongoing efforts to improve and enhance Armada's investment offerings. In the meantime, we wish you and your family a happy new year and hope the economy continues down a favorable path.

Sincerely,

/S/ROBERT D. NEARY

Robert D. Neary
Chairman

ECONOMIC AND MARKET OVERVIEW



January 2004

Dear Investor:

The U.S. economy staged a major recovery during the second half of 2003, with gross domestic product (GDP) rising a torrid 8.2 percent during the third quarter on an annualized basis. Although official numbers have yet to be released, GDP was expected to rise a healthy 4 percent annualized during the fourth quarter as well. The Federal Reserve's prolonged monetary easing, and the administration's hefty tax cuts and increasingly of late, a weaker dollar, provided much of the fuel for the good economic news.

The Fed actually began lowering the Federal Funds rate--a key short-term interest rate--back in January of 2001, but the impact of the easing was delayed by a number of factors. They include the terrorist attacks of 9/11, subsequent geopolitical uncertainty centered largely around the Middle East, and a string of high-profile corporate governance scandals. With the perceived threat of deflation looming, the Fed would ultimately lower the Federal Funds rate to a 45-year low of 1 percent in June 2003. Meanwhile, the White House provided plenty of liquidity by sponsoring a $350 billion economic stimulus package on top of earlier and equally massive tax cuts. Most recently, the government mailed out child-care tax rebates totaling $14 billion during the summer.

Consumer spending and productivity gains helped drive the long-awaited recovery in corporate profits as well. Indeed, the S&P 500 beat expectations and posted operating profit margins of nearly 17 percent for the full year. Significantly, the long drought in business spending also appeared at an end. According to the U.S. Commerce Department, business investment in technology and equipment rose
17.6 percent during the third quarter. That represents the fastest rate logged in three years. According to the latest survey by the Institute for Supply Management, manufacturing activity grew for six consecutive months through December 2003. In fact, activity in December surged to its highest level in 20 years.

With the unemployment rate still around 6 percent, the economic recovery has largely been a jobless (actually "jobloss") one. However, that appears to be changing as well. According to the U.S. Labor Department, jobless claims fell to their lowest level in three years during the last week of December. Moreover, the less volatile four-week moving average of claims also declined throughout the fourth quarter.


U.S. EQUITIES STAGE A BROAD RALLY

After suffering through the first three-year cycle of negative returns since 1939-41, equity investors reaped healthy gains virtually across the board in 2003. With the early success of the U.S.-led Iraqi invasion and strong first quarter profit reports, the market rallied in March and never looked back. The S&P 500 Index of large company stocks returned 28.7 percent for the year, with every sector in the large cap benchmark producing positive returns. Indeed, a record 92 percent of component companies gained in value, with many speculative names among the big winners. Several belong to the long-depressed information technology sector, whose 46.6 percent return surpassed all others.

Materials and industrials were also among the top performing sectors. Indeed, cyclical stocks of all varieties led the market higher. The Dow Jones Industrial Average returned 28.3 percent, with Intel's 106 percent gain leading the pack. On a more symbolic note, in December the Dow finally broke through the 10,000 barrier it first hit back in May 1999. Small cap stocks, which have historically surpassed the broad market in the early stages of a recovery, enjoyed an even better year. The Russell 2000 Index returned 47.3 percent, the best annual performance since its inception in 1979.


DEVELOPING MARKETS LEAD AN
INTERNATIONAL RECOVERY

The good news for equity investors in 2003 was hardly limited to U.S. markets, with the Morgan Stanley EAFE (Europe, Australasia, Far East) Index handing U.S. investors a 39.7 percent return (20.9 percent in local currencies). Stocks in virtually every region rallied, with developing markets leading the way. China, for one, has emerged as a major player on the global stage with GDP growing an estimated 6-9 percent. Its share of world exports now eclipses Japan's. Despite the SARS scare, the Morgan Stanley MSCI China Index returned 85.1 percent for the year. Moreover, China's increasing consumption

                                                    ECONOMIC AND MARKET OVERVIEW



has helped lift the economies of neighboring countries and fuel the worldwide rise in commodity prices.

Even Japan's economy showed signs of recovery. The Tokyo Nikkei 225 Index gained
25.6 percent in yen (39 percent in U.S. dollars). As a result, it finished the year in the black for the first time since 1999. Corporate Japan has enjoyed improving profits due to burgeoning restructuring efforts and strong exports. Moreover, the bail out of Resona Bank gave investors hope that the government was finally beginning to deal with the more than $400 billion in bad debts burdening its banking system. Still, the world's second-largest economy continues to battle weak consumer demand at home and has yet to emerge completely from its deflationary spiral.

The U.K. economy grew by more than 2 percent in 2003, helping the U.K.'s FTSE 100 Index return 19.6 percent in British pounds (32.9 percent in U.S. dollars). In fact, the Bank of England broke with the global bias toward monetary easing and raised its benchmark rate to 3.75 percent in early November. Meanwhile, the Morgan Stanley MSCI EMU Index (representing the 12 European countries that use the euro) returned 20.5 percent in local terms. With the euro rising 20 percent versus the dollar--to $1.26--that translated into a 45.4 percent return for U.S. investors. The euro zone's GDP grew a mere 0.7 percent (estimated) in 2003, but investors were heartened by corporate cost-cutting, a relatively modest current account deficit, and the promise of labor and tax reforms in Germany and France.


A TALE OF TWO MARKETS FOR
BONDHOLDERS

While equity prices soared across the board, fixed income proved to be a tale of two markets in 2003. Treasuries managed to eke out a modest total return, while corporate bonds recorded hefty gains. The Lehman Brothers U.S. Treasury Index returned 2.2 percent versus the 7.7 percent for the Lehman Brothers U.S. Credit Index (a proxy for the corporate bond market). The 10-year Treasury's yield (which moves in the opposite direction of its price) began the year at 3.82 percent and finished at 4.25 percent. In between, though, it took a wild ride. During the spring, Fed Chairman Alan Greenspan raised the possibility of steep interest rate cuts and the outright purchase of long maturity bonds to avoid deflation. Specifically, Greenspan stated that deflation "remains a threat that is sufficiently large that it does require very close scrutiny, and maybe--maybe--action on the part of the central bank."

Enthusiastic bond investors responded by pushing the 10-year Treasury's yield to a 45-year low of 3.1 percent. However, the Fed subsequently lowered rates a mere quarter point instead of an expected half point in light of improving economic data. The 10-year yield subsequently raced up to 4.6 percent in just over a month. Meanwhile, improving corporate profits and lessening concerns over credit risk led investors to pour money into investment-grade and high-yield bonds. The former returned 8.24 percent, based on the Lehman Brothers U.S. Corporate Index, while a "dash to trash" powered the Lehman Brothers U.S. High Yield Index to a 29 percent total return. That marked its best performance since 1991.

ANTICIPATING SOLID ECONOMIC, PROFIT
GROWTH IN 2004

The global recovery will likely gain momentum in 2004, with the U.S. economy expected to grow at a rate of at least 4 percent. Based on consensus analyst estimates, First Call expects a 12 percent increase in operating earnings for the S&P 500. Growth in consumer spending appears to be slowing, but the capital spending rebound should gather steam as businesses take advantage of related tax incentives that expire at the end of 2004. With "reflation" likely to reappear by late 2004 or early 2005, basic materials, energy, and other commodity-oriented sectors are poised to be among the top performers in the S&P 500.

The continuing recovery will likely translate into a challenging year for fixed income investors, particularly holders of long-term securities. They will have to contend with a record budget deficit, a record current account deficit, and a Fed that appears eager to let inflation creep back into the system.

The euro zone's GDP is expected to grow at a rate of roughly 2 percent, with the Institutional Brokers Estimates System estimating that corporate earnings will rise a healthy 19 percent. Given attractive valuations and dividend yields, investment returns could be quite attractive in

ECONOMIC AND MARKET OVERVIEW



the coming year. With the euro likely to climb even further versus the dollar, that should translate into higher gains for U.S.-based investors.

As for Japan, we continue to watch for signs of improving domestic demand and will monitor its financial reform efforts. All too often, though, the country's leaders have made appealing statements about reform only to fail in implementation. Asia excluding Japan looks far more promising, especially if the recovery of the U.S. economy -- Asia's largest export market -- stays on track. Equity valuations appear attractive, in terms of both forward price-to-earnings ratios and dividend yields.

Sincerely,

/S/DONALD L. ROSS

Donald L. Ross
President and Chief Investment Officer
National City Investment Management Company

                                                             ARMADA EQUITY FUNDS
                                                            FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2003 (UNAUDITED) AND FOR THE YEARS ENDED MAY 31,

             NET ASSET                      REALIZED AND       DIVIDENDS    DISTRIBUTIONS
               VALUE,          NET           UNREALIZED        FROM NET       FROM NET        NET ASSET
             BEGINNING     INVESTMENT        GAIN (LOSS)      INVESTMENT      REALIZED       VALUE, END     TOTAL
             OF PERIOD    INCOME/(LOSS)    ON INVESTMENTS       INCOME      CAPITAL GAINS     OF PERIOD     RETURN+

--------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------------------------------------------
CLASS I
2003*         $ 8.05        $ 0.02 1          $ 1.45            $(0.00)        $(0.00)         $ 9.52        18.26%
2003            9.75          0.08 1           (1.75)            (0.03)         (0.00)           8.05       (17.13)
2002           10.89          0.06 1           (1.16)            (0.04)         (0.00)           9.75       (10.09)
2001           15.05          0.03 1           (3.19)            (0.00)         (1.00)          10.89       (22.74)
2000           10.91          0.01              4.23             (0.03)         (0.07)          15.05        38.90
1999           10.86         (0.01)             0.11             (0.05)         (0.00)          10.91         0.95

CLASS A
2003*         $ 7.97        $ 0.01 1          $ 1.43            $(0.00)        $(0.00)         $ 9.41        18.07%
2003            9.68          0.10 1           (1.79)            (0.02)         (0.00)           7.97       (17.49)
2002           10.81          0.04 1           (1.16)            (0.01)         (0.00)           9.68       (10.35)
2001           14.97         (0.01) 1          (3.15)            (0.00)         (1.00)          10.81       (22.88)
2000           10.87         (0.03)             4.21             (0.01)         (0.07)          14.97        38.50
1999           10.82         (0.01)             0.10             (0.04)         (0.00)          10.87         0.84

CLASS B
2003*         $ 7.77        $(0.02) 1         $ 1.39            $(0.00)        $(0.00)         $ 9.14        17.63%
2003            9.46          0.01 1           (1.70)            (0.00)         (0.00)           7.77       (17.87)
2002           10.62         (0.04) 1          (1.12)            (0.00)         (0.00)           9.46       (10.92)
2001           14.83         (0.10) 1          (3.11)            (0.00)         (1.00)          10.62       (23.47)
2000           10.83         (0.10)             4.17             (0.00)         (0.07)          14.83        37.61
1999           10.83         (0.07)             0.08             (0.01)         (0.00)          10.83         0.10

CLASS C
2003*         $ 7.77        $(0.02) 1         $ 1.40            $(0.00)        $(0.00)         $ 9.15        17.76%
2003            9.46          0.01 1           (1.70)            (0.00)         (0.00)           7.77       (17.87)
2002           10.63         (0.03) 1          (1.14)            (0.00)         (0.00)           9.46       (11.01)
2001           14.83         (0.10) 1          (3.10)            (0.00)         (1.00)          10.63       (23.40)
2000 2         15.37         (0.04)            (0.50)            (0.00)         (0.00)          14.83        (3.51)

CLASS H
2003*         $ 7.75        $(0.03) 1         $ 1.40            $(0.00)        $(0.00)         $ 9.12        17.68%
2003            9.46          0.02 1           (1.72)            (0.01)         (0.00)           7.75       (17.98)
2002 2          9.34          0.04 1            0.08             (0.00)         (0.00)           9.46         1.28

CLASS R
2003 2        $ 8.21        $(0.01) 1         $ 1.12            $(0.00)        $(0.00)         $ 9.32        13.52%

                                                             RATIO         RATIO OF NET
                                           RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                              RATIO OF      INVESTMENT     TO AVERAGE   (LOSS) TO AVERAGE
              NET ASSETS      EXPENSES     INCOME/(LOSS)   NET ASSETS       NET ASSETS       PORTFOLIO
                END OF       TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE        TURNOVER
             PERIOD (000)    NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE

---------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2003*          $284,191        1.41%           0.39%         1.41%            0.39%               54%
2003            322,284        1.38            1.06          1.38             1.06                90
2002            517,829        1.34            0.63          1.34             0.63                63
2001            607,113        1.45            0.21          1.50             0.16               161
2000            425,328        1.43            0.06          1.49             0.00               124
1999            199,205        1.43            0.12          1.43             0.12                78

CLASS A
2003*          $ 11,137        1.66%           0.14%         1.66%            0.14%               54%
2003             32,345        1.63            0.81          1.63             0.81                90
2002             12,143        1.59            0.38          1.59             0.38                63
2001             15,390        1.70           (0.04)         1.75            (0.09)              161
2000              3,618        1.68           (0.19)         1.74            (0.25)              124
1999              1,127        1.68           (0.13)         1.68            (0.13)               78

CLASS B
2003*          $  2,104        2.36%          (0.56)%        2.36%           (0.56)%              54%
2003              1,944        2.34            0.10          2.34             0.10                90
2002              3,209        2.30           (0.33)         2.30            (0.33)               63
2001              5,317        2.41           (0.75)         2.46            (0.80)              161
2000                623        2.39           (0.90)         2.45            (0.96)              124
1999                 42        2.39           (0.84)         2.39            (0.84)               78

CLASS C
2003*          $    668        2.36%          (0.56)%        2.36%           (0.56)%              54%
2003                413        2.34            0.10          2.34             0.10                90
2002                565        2.30           (0.33)         2.30            (0.33)               63
2001                364        2.41           (0.75)         2.46            (0.80)              161
2000 2              165        2.39           (0.90)         2.45            (0.96)              124

CLASS H
2003*          $     98        2.36%          (0.56)%        2.36%           (0.56)%              54%
2003                 76        2.34            0.10          2.34             0.10                90
2002 2                6        2.14            3.04          2.14             3.04                63
CLASS R
2003 2         $    253        1.96%          (0.16)%        1.96%           (0.16)%              54%

* FOR THE SIX MONTHS ENDED NOVEMBER 30, 2003. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL
  RETURN EXCLUDES SALES CHARGE.
1 PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
2 INTERNATIONAL EQUITY FUND CLASS C, CLASS H AND CLASS R COMMENCED OPERATIONS ON
  JANUARY 5, 2000, APRIL 8, 2002 AND AUGUST 1, 2003, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
SEE NOTES TO FINANCIAL STATEMENTS.

ARMADA EQUITY FUNDS
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2003 (UNAUDITED) AND FOR THE YEARS ENDED MAY 31,

             NET ASSET                      REALIZED AND       DIVIDENDS    DISTRIBUTIONS
               VALUE,          NET           UNREALIZED        FROM NET       FROM NET        NET ASSET
             BEGINNING     INVESTMENT        GAIN (LOSS)      INVESTMENT      REALIZED       VALUE, END     TOTAL
             OF PERIOD    INCOME/(LOSS)    ON INVESTMENTS       INCOME      CAPITAL GAINS     OF PERIOD     RETURN+

--------------------------------------------------------------------------------------------------------------------
 LARGE CAP CORE EQUITY FUND
--------------------------------------------------------------------------------------------------------------------
CLASS I
2003*          $ 9.58       $ 0.05 1          $ 1.00            $(0.04)        $(0.00)          $10.59       10.90%
2003            10.87         0.10 1           (1.30)            (0.09)         (0.00)            9.58      (10.90)
2002            12.27         0.05 1           (1.15)            (0.04)         (0.26)           10.87       (8.99)
2001            14.88         0.02             (0.71)            (0.00)         (1.92)           12.27       (5.63)
2000            13.75         0.02              1.65             (0.01)         (0.53)           14.88       12.31
1999            11.35        (0.02) 1           2.94             (0.01)         (0.51)           13.75       26.08

CLASS A
2003*          $ 9.49       $ 0.04 1          $ 0.98            $(0.03)        $(0.00)          $10.48       10.78%
2003            10.77         0.08 1           (1.29)            (0.07)         (0.00)            9.49      (11.22)
2002            12.16         0.02 1           (1.13)            (0.02)         (0.26)           10.77       (9.19)
2001            14.80        (0.02)            (0.70)            (0.00)         (1.92)           12.16       (5.91)
2000            13.71        (0.00)             1.62             (0.00)         (0.53)           14.80       11.98
1999            11.34        (0.05) 1           2.93             (0.00)         (0.51)           13.71       25.78

CLASS B
2003*          $ 9.22       $ 0.00 1          $ 0.97            $(0.00)        $(0.00)          $10.19       10.41%
2003            10.48         0.01 1           (1.26)            (0.01)         (0.00)            9.22      (11.79)
2002            11.91        (0.05) 1          (1.12)            (0.00)         (0.26)           10.48       (9.87)
2001            14.62        (0.06)            (0.73)            (0.00)         (1.92)           11.91       (6.49)
2000            13.63        (0.07)             1.59             (0.00)         (0.53)           14.62       11.31
1999            11.33        (0.16) 1           2.97             (0.00)         (0.51)           13.63       25.17

CLASS C
2003*          $ 9.23       $ 0.00 1          $ 0.96            $(0.00)        $(0.00)          $10.19       10.30%
2003            10.48         0.01 1           (1.25)            (0.01)         (0.00)            9.23      (11.68)
2002            11.92        (0.04) 1          (1.14)            (0.00)         (0.26)           10.48       (9.94)
2001            14.63        (0.06)            (0.73)            (0.00)         (1.92)           11.92       (6.48)
2000 2          14.55        (0.05)             0.13             (0.00)         (0.00)           14.63        0.55

CLASS H
2003*          $ 9.21       $ 0.00 1          $ 0.97            $(0.01)        $(0.00)          $10.17       10.37%
2003            10.49         0.02 1           (1.27)            (0.03)         (0.00)            9.21      (11.78)
2002 2          10.68         0.00 1           (0.19)            (0.00)         (0.00)           10.49       (1.78)

CLASS R
2003 2         $ 9.74       $ 0.03 1          $ 0.69            $(0.02)        $(0.00)          $10.44        7.39%

                                                             RATIO         RATIO OF NET
                                           RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                              RATIO OF      INVESTMENT     TO AVERAGE   (LOSS) TO AVERAGE
              NET ASSETS      EXPENSES     INCOME/(LOSS)   NET ASSETS       NET ASSETS       PORTFOLIO
                END OF       TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE        TURNOVER
             PERIOD (000)    NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE

---------------------------------------------------------------------------------------------------------
 LARGE CAP CORE EQUITY FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2003*          $183,364        0.97%           0.96%          0.97%            0.96%              31%
2003            152,055        0.96            1.08           0.96             1.08               68
2002            141,177        0.97            0.47           0.97             0.47              112
2001            126,203        0.99            0.08           1.04             0.03               34
2000            141,207        1.00            0.03           1.06            (0.03)              37
1999            145,603        0.98           (0.15)          0.98            (0.15)              43

CLASS A
2003*          $  5,935        1.22%           0.71%          1.22%            0.71%              31%
2003              4,703        1.21            0.83           1.21             0.83               68
2002              3,313        1.22            0.22           1.22             0.22              112
2001              3,987        1.24           (0.17)          1.29            (0.22)              34
2000              4,146        1.25           (0.22)          1.31            (0.28)              37
1999              1,731        1.23           (0.40)          1.23            (0.40)              43

CLASS B
2003*          $  2,291        1.92%           0.01%          1.92%            0.01%              31%
2003              1,699        1.92            0.12           1.92             0.12               68
2002              2,013        1.93           (0.49)          1.93            (0.49)             112
2001              2,052        1.94           (0.87)          1.94            (0.87)              34
2000              1,840        1.96           (0.93)          1.96            (0.93)              37
1999              1,106        1.94           (1.11)          1.94            (1.11)              43

CLASS C
2003*          $    382        1.92%           0.01%          1.92%            0.01%              31%
2003                516        1.92            0.12           1.92             0.12               68
2002                499        1.93           (0.49)          1.93            (0.49)             112
2001                 50        1.94           (0.87)          1.94            (0.87)              34
2000 2                2        1.96           (0.93)          1.96            (0.93)              37

CLASS H
2003*          $    228        1.92%           0.01%          1.92%            0.01%              31%
2003                128        1.92            0.12           1.92             0.12               68
2002 2                7        1.94            0.11           1.94             0.11              112

CLASS R
2003 2         $     48        1.52%           0.41%          1.52%            0.41%              31%

* FOR THE SIX MONTHS ENDED NOVEMBER 30, 2003. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL
  RETURN EXCLUDES SALES CHARGE.
1 PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
2 LARGE CAP CORE EQUITY FUND (FORMERLY CORE EQUITY FUND) CLASS C, CLASS H AND
  CLASS R COMMENCED OPERATIONS ON JANUARY 20, 2000, MAY 1, 2002 AND AUGUST 1, 2003, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
3 LARGE CAP GROWTH FUND (FORMERLY EQUITY GROWTH FUND) CLASS C, CLASS H AND CLASS
  R COMMENCED OPERATIONS ON JANUARY 27, 2000, FEBRUARY 5, 2002 AND AUGUST 1, 2003, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
SEE NOTES TO FINANCIAL STATEMENTS.

             NET ASSET                      REALIZED AND       DIVIDENDS    DISTRIBUTIONS
               VALUE,          NET           UNREALIZED        FROM NET       FROM NET        NET ASSET
             BEGINNING     INVESTMENT        GAIN (LOSS)      INVESTMENT      REALIZED       VALUE, END     TOTAL
             OF PERIOD   INCOME/(LOSS) 1   ON INVESTMENTS       INCOME      CAPITAL GAINS     OF PERIOD     RETURN+

--------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------------------
CLASS I
2003*         $17.13         $ 0.02            $ 1.60           $(0.02)         $(0.00)        $18.73         9.44%
2003           19.54           0.06             (2.41)           (0.06)          (0.00)         17.13       (12.03)
2002           24.36           0.01             (4.62)           (0.00)          (0.21)         19.54       (19.03)
2001           28.89          (0.01)            (3.40)           (0.00)          (1.12)         24.36       (12.26)
2000           24.61           0.00              4.55            (0.01)          (0.26)         28.89        18.49
1999           21.35          (0.03)             4.28            (0.00)          (0.99)         24.61        20.16

CLASS A
2003*         $16.95         $(0.01)           $ 1.58           $(0.00)         $(0.00)        $18.52         9.26%
2003           19.34           0.02             (2.39)           (0.02)          (0.00)         16.95       (12.26)
2002           24.17          (0.04)            (4.58)           (0.00)          (0.21)         19.34       (19.23)
2001           28.76          (0.07)            (3.40)           (0.00)          (1.12)         24.17       (12.53)
2000           24.55          (0.06)             4.53            (0.00)          (0.26)         28.76        18.22
1999           21.35          (0.09)             4.28            (0.00)          (0.99)         24.55        19.88

CLASS B
2003*         $16.38         $(0.07)           $ 1.53           $(0.00)         $(0.00)        $17.84         8.91%
2003           18.81          (0.09)            (2.34)           (0.00)          (0.00)         16.38       (12.92)
2002           23.67          (0.19)            (4.46)           (0.00)          (0.21)         18.81       (19.77)
2001           28.37          (0.26)            (3.32)           (0.00)          (1.12)         23.67       (13.10)
2000           24.33          (0.26)             4.56            (0.00)          (0.26)         28.37        17.68
1999           21.28          (0.27)             4.31            (0.00)          (0.99)         24.33        19.22

CLASS C
2003*         $16.40         $(0.07)           $ 1.53           $(0.00)         $(0.00)        $17.86         8.97%
2003           18.82          (0.09)            (2.33)           (0.00)          (0.00)         16.40       (12.91)
2002           23.69          (0.19)            (4.47)           (0.00)          (0.21)         18.82       (19.79)
2001           28.38          (0.26)            (3.31)           (0.00)          (1.12)         23.69       (13.06)
2000 3         28.04          (0.08)             0.42            (0.00)          (0.00)         28.38         1.21

CLASS H
2003*         $16.40         $(0.07)           $ 1.53           $(0.00)         $(0.00)        $17.86         8.90%
2003           18.82          (0.09)            (2.33)           (0.00)          (0.00)         16.40       (12.86)
2002 3         19.74          (0.06)            (0.86)           (0.00)          (0.00)         18.82        (4.66)

CLASS R
2003 3        $17.38         $(0.03)           $ 1.16           $(0.00)         $(0.00)        $18.51         6.50%

                                                             RATIO         RATIO OF NET
                                           RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                              RATIO OF      INVESTMENT     TO AVERAGE   (LOSS) TO AVERAGE
              NET ASSETS      EXPENSES     INCOME/(LOSS)   NET ASSETS       NET ASSETS       PORTFOLIO
                END OF       TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE        TURNOVER
             PERIOD (000)    NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE

---------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2003*          $  570,280       0.94%          0.18%          0.94%            0.18%             51%
2003              542,371       0.92           0.35           0.92             0.35              65
2002              699,863       0.92           0.05           0.92             0.05              52
2001              965,165       0.93          (0.03)          0.98            (0.08)             18
2000            1,251,015       0.90           0.01           0.96            (0.05)             25
1999            1,262,154       0.92          (0.11)          0.92            (0.11)             57

CLASS A
2003*          $  144,615       1.19%         (0.07)%         1.19%           (0.07)%            51%
2003              136,358       1.17           0.10           1.17             0.10              65
2002              103,258       1.17          (0.20)          1.17            (0.20)             52
2001              139,717       1.18          (0.28)          1.23            (0.33)             18
2000              180,000       1.15          (0.24)          1.21            (0.30)             25
1999              156,356       1.17          (0.36)          1.17            (0.36)             57

CLASS B
2003*          $    5,950       1.89%         (0.77)%         1.89%           (0.77)%            51%
2003                3,363       1.88          (0.61)          1.88            (0.61)             65
2002                2,972       1.88          (0.91)          1.88            (0.91)             52
2001                3,770       1.88          (0.98)          1.88            (0.98)             18
2000                3,713       1.86          (0.95)          1.86            (0.95)             25
1999                1,400       1.88          (1.07)          1.88            (1.07)             57

CLASS C
2003*          $      608       1.89%         (0.77)%         1.89%           (0.77)%            51%
2003                  576       1.88          (0.61)          1.88            (0.61)             65
2002                  654       1.88          (0.91)          1.88            (0.91)             52
2001                  436       1.88          (0.98)          1.88            (0.98)             18
2000 3                263       1.86          (0.95)          1.86            (0.95)             25

CLASS H
2003*          $       82       1.89%         (0.77)%         1.89%           (0.77)%            51%
2003                   68       1.88          (0.61)          1.88            (0.61)             65
2002 3                 25       1.88          (0.93)          1.88            (0.93)             52

CLASS R
2003 3         $      466       1.49%         (0.37)%         1.49%           (0.37)%            51%

ARMADA EQUITY FUNDS
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2003 (UNAUDITED) AND FOR THE YEARS ENDED MAY 31,

             NET ASSET                      REALIZED AND       DIVIDENDS    DISTRIBUTIONS
               VALUE,          NET           UNREALIZED        FROM NET       FROM NET        NET ASSET
             BEGINNING     INVESTMENT        GAIN (LOSS)      INVESTMENT      REALIZED       VALUE, END     TOTAL
             OF PERIOD        LOSS         ON INVESTMENTS       INCOME      CAPITAL GAINS     OF PERIOD     RETURN+

--------------------------------------------------------------------------------------------------------------------
 LARGE CAP ULTRA FUND
--------------------------------------------------------------------------------------------------------------------
CLASS I
2003*         $ 8.19        $(0.01) 1          $ 0.89           $(0.00)         $(0.00)        $ 9.07        10.75%
2003            9.41         (0.01) 1           (1.21)           (0.00)          (0.00)          8.19       (12.97)
2002           12.69         (0.03) 1           (3.25)           (0.00)          (0.00)          9.41       (25.85)
2001           20.09         (0.06) 1           (4.75)           (0.00)          (2.59)         12.69       (26.18)
2000           19.81         (0.02)              5.08            (0.00)          (4.78)         20.09        27.25
1999           16.27         (0.06)              3.90            (0.00)          (0.30)         19.81        23.67

CLASS A
2003*         $ 7.99        $(0.02) 1          $ 0.87           $(0.00)         $(0.00)        $ 8.84        10.64%
2003            9.21         (0.02) 1           (1.20)           (0.00)          (0.00)          7.99       (13.25)
2002           12.45         (0.06) 1           (3.18)           (0.00)          (0.00)          9.21       (26.02)
2001           19.81         (0.10) 1           (4.67)           (0.00)          (2.59)         12.45       (26.36)
2000           19.67         (0.06)              4.98            (0.00)          (4.78)         19.81        26.66
1999           16.19         (0.11)              3.89            (0.00)          (0.30)         19.67        23.42

CLASS B
2003*         $ 7.49        $(0.04) 1          $ 0.80           $(0.00)         $(0.00)        $ 8.25        10.29%
2003            8.68         (0.07) 1           (1.12)           (0.00)          (0.00)          7.49       (13.82)
2002           11.82         (0.13) 1           (3.01)           (0.00)          (0.00)          8.68       (26.57)
2001           19.08         (0.21) 1           (4.46)           (0.00)          (2.59)         11.82       (26.88)
2000           19.21         (0.13)              4.78            (0.00)          (4.78)         19.08        25.81
1999           15.95         (0.23)              3.79            (0.00)          (0.30)         19.21        22.38

CLASS C
2003*         $ 7.53        $(0.04) 1          $ 0.81           $(0.00)         $(0.00)        $ 8.30        10.23%
2003            8.74         (0.07) 1           (1.14)           (0.00)          (0.00)          7.53       (13.85)
2002           11.89         (0.12) 1           (3.03)           (0.00)          (0.00)          8.74       (26.49)
2001 2         20.22         (0.17) 1           (5.57)           (0.00)          (2.59)         11.89       (30.66)

CLASS H
2003*         $ 7.54        $(0.04) 1          $ 0.80           $(0.00)         $(0.00)        $ 8.30        10.23%
2003            8.74         (0.07) 1           (1.13)           (0.00)          (0.00)          7.54       (13.85)
2002 2          9.41         (0.01) 1           (0.66)           (0.00)          (0.00)          8.74        (7.12)


                                                             RATIO         RATIO OF NET
                                           RATIO OF NET   OF EXPENSES    INVESTMENT LOSS
                              RATIO OF      INVESTMENT     TO AVERAGE       TO AVERAGE
              NET ASSETS      EXPENSES         LOSS        NET ASSETS       NET ASSETS       PORTFOLIO
                END OF       TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE        TURNOVER
             PERIOD (000)    NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE

---------------------------------------------------------------------------------------------------------
 LARGE CAP ULTRA FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2003*          $ 69,987         1.02%          (0.18)%        1.02%           (0.18)%             34%
2003             67,132         1.03           (0.07)         1.03            (0.07)              57
2002            123,218         1.00           (0.28)         1.00            (0.28)              50
2001            182,343         0.98           (0.37)         1.03            (0.42)             102
2000            278,697         1.05           (0.36)         1.05            (0.36)              82
1999            409,107         1.10           (0.33)         1.10            (0.33)              51

CLASS A
2003*          $  6,828         1.27%          (0.43)%        1.27%           (0.43)%             34%
2003              6,624         1.28           (0.32)         1.28            (0.32)              57
2002              7,601         1.25           (0.53)         1.25            (0.53)              50
2001             13,114         1.22           (0.61)         1.27            (0.66)             102
2000             21,550         1.30           (0.61)         1.30            (0.61)              82
1999             24,513         1.35           (0.59)         1.35            (0.59)              51

CLASS B
2003*          $  3,478         1.97%          (1.13)%        1.97%           (1.13)%             34%
2003              3,475         1.99           (1.03)         1.99            (1.03)              57
2002              5,452         1.96           (1.24)         1.96            (1.24)              50
2001             10,123         1.93           (1.32)         1.93            (1.32)             102
2000             15,770         2.05           (1.36)         2.05            (1.36)              82
1999             14,128         2.10           (1.33)         2.09            (1.34)              51

CLASS C
2003*          $    292         1.97%          (1.13)%        1.97%           (1.13)%             34%
2003                290         1.99           (1.03)         1.99            (1.03)              57
2002                320         1.96           (1.24)         1.96            (1.24)              50
2001 2              123         1.93           (1.32)         1.93            (1.32)             102

CLASS H
2003*          $     20         1.97%          (1.13)%        1.97%           (1.13)%             34%
2003                 16         1.99           (1.03)         1.99            (1.03)              57
2002 2               10         1.88           (0.87)         1.88            (0.87)              50

* FOR THE SIX MONTHS ENDED NOVEMBER 30, 2003. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL
  RETURN EXCLUDES SALES CHARGE.
1 PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
2 LARGE CAP ULTRA FUND CLASS C AND CLASS H COMMENCED OPERATIONS ON JUNE 15, 2000
  AND APRIL 9, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
3 LARGE CAP VALUE FUND CLASS C, CLASS H AND CLASS R COMMENCED OPERATIONS ON
  JANUARY 27, 2000, FEBRUARY 5, 2002 AND AUGUST 1, 2003, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
SEE NOTES TO FINANCIAL STATEMENTS.

             NET ASSET                      REALIZED AND       DIVIDENDS    DISTRIBUTIONS
               VALUE,          NET           UNREALIZED        FROM NET       FROM NET        NET ASSET
             BEGINNING     INVESTMENT        GAIN (LOSS)      INVESTMENT      REALIZED       VALUE, END     TOTAL
             OF PERIOD       INCOME        ON INVESTMENTS       INCOME      CAPITAL GAINS     OF PERIOD     RETURN+

--------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE FUND
--------------------------------------------------------------------------------------------------------------------
CLASS I
2003*         $14.07          $0.11 1          $ 1.41           $(0.11)         $(0.00)        $15.48       10.86%
2003           15.83           0.21 1           (1.73)           (0.21)          (0.03)         14.07       (9.46)
2002           17.39           0.19 1           (0.88)           (0.19)          (0.68)         15.83       (3.84)
2001           16.03           0.25              1.71            (0.28)          (0.32)         17.39       12.67
2000           18.80           0.35             (1.85)           (0.36)          (0.91)         16.03       (7.95)
1999           17.53           0.30              1.50            (0.28)          (0.25)         18.80       10.62

CLASS A
2003*         $14.03          $0.09 1          $ 1.41           $(0.09)         $(0.00)        $15.44       10.77%
2003           15.80           0.19 1           (1.75)           (0.18)          (0.03)         14.03       (9.78)
2002           17.36           0.15 1           (0.88)           (0.15)          (0.68)         15.80       (4.10)
2001           16.00           0.21              1.71            (0.24)          (0.32)         17.36       12.42
2000           18.79           0.30             (1.87)           (0.31)          (0.91)         16.00       (8.30)
1999           17.51           0.21              1.55            (0.23)          (0.25)         18.79       10.40

CLASS B
2003*         $13.97          $0.04 1          $ 1.41           $(0.05)         $(0.00)        $15.37       10.38%
2003           15.73           0.09 1           (1.74)           (0.08)          (0.03)         13.97      (10.45)
2002           17.29           0.03 1           (0.88)           (0.03)          (0.68)         15.73       (4.81)
2001           15.93           0.09              1.72            (0.13)          (0.32)         17.29       11.69
2000           18.69           0.19             (1.84)           (0.20)          (0.91)         15.93       (8.77)
1999           17.54           0.17              1.39            (0.16)          (0.25)         18.69        9.14

CLASS C
2003*         $13.94          $0.04 1          $ 1.39           $(0.04)         $(0.00)        $15.33       10.30%
2003           15.70           0.10 1           (1.74)           (0.09)          (0.03)         13.94      (10.42)
2002           17.27           0.04 1           (0.88)           (0.05)          (0.68)         15.70       (4.77)
2001           15.93           0.09              1.72            (0.15)          (0.32)         17.27       11.67
2000 3         15.27           0.08              0.63            (0.05)          (0.00)         15.93        4.65

CLASS H
2003*         $13.90          $0.04 1          $ 1.39           $(0.05)         $(0.00)        $15.28       10.34%
2003           15.69           0.10 1           (1.76)           (0.10)          (0.03)         13.90      (10.49)
2002 3         15.08           0.02 1            0.61            (0.02)          (0.00)         15.69        4.18

CLASS R
2003 3        $14.54          $0.07 1          $ 0.87           $(0.05)         $(0.00)        $15.43        6.48%

                                                             RATIO         RATIO OF NET
                                           RATIO OF NET   OF EXPENSES   INVESTMENT INCOME
                              RATIO OF      INVESTMENT     TO AVERAGE       TO AVERAGE
              NET ASSETS      EXPENSES        INCOME       NET ASSETS       NET ASSETS       PORTFOLIO
                END OF       TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE        TURNOVER
             PERIOD (000)    NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE

---------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2003*          $510,400         0.95%          1.50%          0.95%           1.50%              20%
2003            505,108         0.93           1.62           0.93            1.62               34
2002            743,804         0.92           1.15           0.92            1.15               39
2001            700,811         0.97           1.54           1.02            1.49               67
2000            500,135         0.92           2.07           0.98            2.01               40
1999            548,361         0.93           2.07           0.93            2.07               19

CLASS A
2003*          $ 38,245         1.20%          1.25%          1.20%           1.25%              20%
2003             34,207         1.18           1.37           1.18            1.37               34
2002             39,511         1.17           0.90           1.17            0.90               39
2001             43,511         1.22           1.29           1.27            1.24               67
2000              9,070         1.17           1.82           1.23            1.76               40
1999             11,075         1.18           1.82           1.18            1.82               19

CLASS B
2003*          $  9,805         1.90%          0.55%          1.90%           0.55%              20%
2003              7,022         1.89           0.66           1.89            0.66               34
2002              9,521         1.88           0.19           1.88            0.19               39
2001             12,458         1.92           0.59           1.92            0.59               67
2000              1,357         1.88           1.11           1.88            1.11               40
1999                997         1.89           1.11           1.89            1.11               19

CLASS C
2003*          $    401         1.90%          0.55%          1.90%           0.55%              20%
2003                305         1.89           0.66           1.89            0.66               34
2002                341         1.88           0.19           1.88            0.19               39
2001                187         1.93           0.59           1.93            0.59               67
2000 3              105         1.88           1.11           1.88            1.11               40

CLASS H
2003*          $    132         1.90%          0.55%          1.90%           0.55%              20%
2003                104         1.89           0.66           1.89            0.66               34
2002 3               17         1.84           0.43           1.84            0.43               39

CLASS R
2003 3         $    381         1.50%          0.95%          1.50%           0.95%              20%

ARMADA EQUITY FUNDS
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2003 (UNAUDITED) AND FOR THE YEARS ENDED MAY 31,

             NET ASSET                      REALIZED AND       DIVIDENDS    DISTRIBUTIONS
               VALUE,          NET           UNREALIZED        FROM NET       FROM NET        NET ASSET
             BEGINNING     INVESTMENT        GAIN (LOSS)      INVESTMENT      REALIZED       VALUE, END     TOTAL
             OF PERIOD        LOSS         ON INVESTMENTS       INCOME      CAPITAL GAINS     OF PERIOD     RETURN+

--------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------------------
CLASS I
2003*         $ 5.70          $(0.03) 1        $ 1.08           $(0.00)         $(0.00)        $ 6.75        18.44%
2003            6.49           (0.05) 1         (0.74)           (0.00)          (0.00)          5.70       (12.17)
2002            8.08           (0.06) 1         (1.53)           (0.00)          (0.00)          6.49       (19.68)
2001           15.84           (0.08) 1         (3.14)           (0.00)          (4.54)          8.08       (23.89)
2000           14.27           (0.12) 1          6.34            (0.00)          (4.65)         15.84        51.90
1999           15.12           (0.14)            1.13            (0.00)          (1.84)         14.27         8.20

CLASS A
2003*         $ 5.48          $(0.04) 1        $ 1.04           $(0.00)         $(0.00)        $ 6.48        18.25%
2003            6.26           (0.06) 1         (0.72)           (0.00)          (0.00)          5.48       (12.46)
2002            7.80           (0.08) 1         (1.46)           (0.00)          (0.00)          6.26       (19.74)
2001           15.53           (0.10) 1         (3.09)           (0.00)          (4.54)          7.80       (24.23)
2000           14.10           (0.15) 1          6.23            (0.00)          (4.65)         15.53        51.48
1999           14.98           (0.19)            1.15            (0.00)          (1.84)         14.10         8.08

CLASS B
2003*         $ 4.53          $(0.05) 1        $ 0.86           $(0.00)         $(0.00)        $ 5.34        17.88%
2003            5.21           (0.08) 1         (0.60)           (0.00)          (0.00)          4.53       (13.05)
2002            6.55           (0.11) 1         (1.23)           (0.00)          (0.00)          5.21       (20.46)
2001           13.95           (0.16) 1         (2.70)           (0.00)          (4.54)          6.55       (24.69)
2000           13.14           (0.24) 1          5.70            (0.00)          (4.65)         13.95        50.40
1999           14.20           (0.28)            1.06            (0.00)          (1.84)         13.14         7.19

CLASS C
2003*         $ 4.59          $(0.05) 1        $ 0.88           $(0.00)         $(0.00)        $ 5.42        18.08%
2003            5.29           (0.08) 1         (0.62)           (0.00)          (0.00)          4.59       (13.23)
2002            6.64           (0.11) 1         (1.24)           (0.00)          (0.00)          5.29       (20.33)
2001 2         15.11           (0.12) 1         (3.81)           (0.00)          (4.54)          6.64       (29.86)

CLASS H
2003*         $ 4.59          $(0.05) 1        $ 0.88           $(0.00)         $(0.00)        $ 5.42        18.08%
2003 2          4.02           (0.06) 1          0.63            (0.00)          (0.00)          4.59        14.18

                                                             RATIO         RATIO OF NET
                                           RATIO OF NET   OF EXPENSES    INVESTMENT LOSS
                              RATIO OF      INVESTMENT     TO AVERAGE       TO AVERAGE
              NET ASSETS      EXPENSES         LOSS        NET ASSETS       NET ASSETS       PORTFOLIO
                END OF       TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE        TURNOVER
             PERIOD (000)    NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE

---------------------------------------------------------------------------------------------------------
 MID CAP GROWTH FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2003*          $ 77,602         1.35%          (1.00)%        1.35%           (1.00)%            108%
2003             74,852         1.30           (0.92)         1.30            (0.92)              66
2002            143,328         1.27           (0.92)         1.27            (0.92)              68
2001            195,291         1.26           (0.64)         1.31            (0.69)             191
2000            281,161         1.29           (0.75)         1.29            (0.75)             110
1999            319,733         1.32           (0.77)         1.32            (0.75)             100

CLASS A
2003*          $ 18,944         1.60%          (1.25)%        1.60%           (1.25)%            108%
2003             16,476         1.55           (1.17)         1.55            (1.17)              66
2002             19,943         1.52           (1.17)         1.52            (1.17)              68
2001             28,107         1.50           (0.88)         1.55            (0.93)             191
2000             46,183         1.54           (1.00)         1.54            (1.00)             110
1999             50,605         1.57           (1.00)         1.57            (1.00)             100

CLASS B
2003*          $  4,383         2.30%          (1.95)%        2.30%           (1.95)%            108%
2003              4,157         2.26           (1.88)         2.26            (1.88)              66
2002              6,899         2.23           (1.88)         2.23            (1.88)              68
2001             11,339         2.21           (1.59)         2.21            (1.59)             191
2000             18,584         2.29           (1.75)         2.29            (1.75)             110
1999             16,629         2.32           (1.75)         2.32            (1.75)             100

CLASS C
2003*          $    284         2.30%          (1.95)%        2.30%           (1.95)%            108%
2003                220         2.26           (1.88)         2.26            (1.88)              66
2002                240         2.23           (1.88)         2.23            (1.88)              68
2001 2              142         2.21           (1.59)         2.21            (1.59)             191

CLASS H
2003*          $     46         2.30%          (1.95)%        2.30%           (1.95)%            108%
2003 2               31         2.26           (1.88)         2.26            (1.88)              66

* FOR THE SIX MONTHS ENDED NOVEMBER 30, 2003. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL
  RETURN EXCLUDES SALES CHARGE.
1 PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
2 MID CAP GROWTH FUND CLASS C AND CLASS H COMMENCED  OPERATIONS ON JUNE 15, 2000
  AND AUGUST 13, 2002, RESPECTIVELY. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
3 S&P 500 INDEX FUND (FORMERLY EQUITY INDEX FUND) CLASS I, CLASS A, CLASS B,
  CLASS C, CLASS H AND CLASS R COMMENCED OPERATIONS ON JULY 10, 1998, OCTOBER 15, 1998, JANUARY 4, 2000, JANUARY 17, 2000, FEBRUARY 25, 2002 AND AUGUST 1,
  2003, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN
  ANNUALIZED.
SEE NOTES TO FINANCIAL STATEMENTS.

             NET ASSET                      REALIZED AND       DIVIDENDS    DISTRIBUTIONS
               VALUE,          NET           UNREALIZED        FROM NET       FROM NET        NET ASSET
             BEGINNING     INVESTMENT        GAIN (LOSS)      INVESTMENT      REALIZED       VALUE, END     TOTAL
             OF PERIOD       INCOME        ON INVESTMENTS       INCOME      CAPITAL GAINS     OF PERIOD     RETURN+

--------------------------------------------------------------------------------------------------------------------
 S&P 500 INDEX FUND
--------------------------------------------------------------------------------------------------------------------
CLASS I
2003*         $ 8.30          $0.06 1          $ 0.82           $(0.05)         $(0.00)        $ 9.13        10.69%
2003            9.21           0.11 1           (0.91)           (0.11)          (0.00)          8.30        (8.55)
2002           10.84           0.11 1           (1.63)           (0.11)          (0.00)          9.21       (14.11)
2001           12.25           0.11             (1.41)           (0.11)          (0.00)         10.84       (10.64)
2000           11.32           0.13              0.99            (0.13)          (0.06)         12.25         9.92
1999 3         10.00           0.11              1.29            (0.08)          (0.00)         11.32        14.16

CLASS A
2003*         $ 8.29          $0.05 1          $ 0.81           $(0.04)         $(0.00)        $ 9.11        10.45%
2003            9.18           0.09 1           (0.89)           (0.09)          (0.00)          8.29        (8.57)
2002           10.82           0.08 1           (1.64)           (0.08)          (0.00)          9.18       (14.44)
2001           12.22           0.08             (1.40)           (0.08)          (0.00)         10.82       (10.82)
2000           11.29           0.09              1.01            (0.11)          (0.06)         12.22         9.70
1999 3          9.09           0.07              2.18            (0.05)          (0.00)         11.29        24.83

CLASS B
2003*         $ 8.24          $0.02 1          $ 0.81           $(0.02)         $(0.00)        $ 9.05        10.02%
2003            9.14           0.04 1           (0.90)           (0.04)          (0.00)          8.24        (9.40)
2002           10.79           0.01 1           (1.64)           (0.02)          (0.00)          9.14       (15.16)
2001           12.20           0.01             (1.41)           (0.01)          (0.00)         10.79       (11.47)
2000 3         12.04           0.01              0.17            (0.02)          (0.00)         12.20         1.46

CLASS C
2003*         $ 8.25          $0.02 1          $ 0.81           $(0.02)         $(0.00)        $ 9.06        10.01%
2003            9.15           0.03 1           (0.89)           (0.04)          (0.00)          8.25        (9.41)
2002           10.79           0.01 1           (1.64)           (0.01)          (0.00)          9.15       (15.08)
2001           12.20           0.00             (1.40)           (0.01)          (0.00)         10.79       (11.51)
2000 3         12.61           0.01             (0.41)           (0.01)          (0.00)         12.20        (3.17)

CLASS H
2003*         $ 8.23          $0.02 1          $ 0.81           $(0.02)         $(0.00)        $ 9.04        10.12%
2003            9.13           0.03 1           (0.89)           (0.04)          (0.00)          8.23        (9.44)
2002 3          9.51           0.01 1           (0.37)           (0.02)          (0.00)          9.13        (3.83)

CLASS R
2003 3        $ 8.51          $0.03 1          $ 0.57           $(0.02)         $(0.00)        $ 9.09         7.06%

                                                             RATIO         RATIO OF NET
                                           RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                              RATIO OF      INVESTMENT     TO AVERAGE   (LOSS) TO AVERAGE
              NET ASSETS      EXPENSES     INCOME/(LOSS)   NET ASSETS       NET ASSETS       PORTFOLIO
                END OF       TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE        TURNOVER
             PERIOD (000)    NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE

---------------------------------------------------------------------------------------------------------
 S&P 500 INDEX FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2003*          $346,462         0.34%          1.40%          0.49%           1.25%               0%
2003            281,426         0.35           1.43           0.50            1.28                7
2002            311,120         0.33           1.09           0.48            0.94                4
2001            332,015         0.36           0.94           0.61            0.69               15
2000            354,637         0.34           1.02           0.59            0.77               48
1999 3          253,854         0.20           1.38           0.55            1.03                9

CLASS A
2003*          $ 13,815         0.59%          1.15%          0.74%           1.00%               0%
2003             12,571         0.60           1.18           0.75            1.03                7
2002              7,889         0.58           0.84           0.73            0.69                4
2001              7,777         0.61           0.69           0.86            0.44               15
2000              8,253         0.59           0.77           0.84            0.52               48
1999 3            3,892         0.36           1.22           0.71            0.87                9

CLASS B
2003*          $  2,370         1.34%          0.40%          1.49%           0.25%               0%
2003              1,914         1.35           0.43           1.50            0.28                7
2002              1,470         1.33           0.09           1.48            0.06)               4
2001              1,080         1.36          (0.06)          1.51            0.21)              15
2000 3              524         1.34           0.02           1.49            0.13)              48

CLASS C
2003*          $  1,228         1.34%          0.40%          1.49%           0.25%               0%
2003                881         1.35           0.43           1.50            0.28                7
2002                885         1.33           0.09           1.48           (0.06)               4
2001                649         1.36          (0.06)          1.51           (0.21)              15
2000 3              277         1.34           0.02           1.49           (0.13)              48

CLASS H
2003*          $    159         1.34%          0.40%          1.49%           0.25%               0%
2003                 48         1.35           0.43           1.50            0.28                7
2002 3               57         1.27           0.21           1.42            0.06                4

CLASS R
2003 3         $    831         0.94%          0.80%          1.09%           0.65%               0%

ARMADA EQUITY FUNDS
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2003 (UNAUDITED) AND FOR THE YEARS ENDED MAY 31,

             NET ASSET                      REALIZED AND       DIVIDENDS    DISTRIBUTIONS
               VALUE,          NET           UNREALIZED        FROM NET       FROM NET        NET ASSET
             BEGINNING     INVESTMENT        GAIN (LOSS)      INVESTMENT      REALIZED       VALUE, END     TOTAL
             OF PERIOD        LOSS         ON INVESTMENTS       INCOME      CAPITAL GAINS     OF PERIOD     RETURN+

--------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------------------
CLASS I
2003*         $ 7.70          $(0.05) 1        $ 2.14           $(0.00)         $(0.00)        $ 9.79        27.14%
2003            9.18           (0.06) 1         (1.42)           (0.00)          (0.00)          7.70       (16.12)
2002           11.56           (0.09) 1         (2.29)           (0.00)          (0.00)          9.18       (20.59)
2001           14.91           (0.06) 1         (1.93)           (0.00)          (1.36)         11.56       (14.72)
2000           10.14           (0.04) 1          4.81            (0.00)          (0.00)         14.91        47.04
1999           11.69           (0.03) 1         (1.41)           (0.00)          (0.11)         10.14       (12.36)

CLASS A
2003*         $ 7.59          $(0.06) 1        $ 2.11           $(0.00)         $(0.00)        $ 9.64        27.01%
2003            9.07           (0.08) 1         (1.40)           (0.00)          (0.00)          7.59       (16.32)
2002           11.44           (0.12) 1         (2.25)           (0.00)          (0.00)          9.07       (20.72)
2001           14.81           (0.09) 1         (1.92)           (0.00)          (1.36)         11.44       (14.97)
2000           10.11           (0.07) 1          4.77            (0.00)          (0.00)         14.81        46.49
1999           11.68           (0.05) 1         (1.41)           (0.00)          (0.11)         10.11       (12.54)

CLASS B
2003*         $ 7.30          $(0.08) 1        $ 2.03           $(0.00)         $(0.00)        $ 9.25        26.71%
2003            8.79           (0.12) 1         (1.37)           (0.00)          (0.00)          7.30       (16.95)
2002           11.16           (0.18) 1         (2.19)           (0.00)          (0.00)          8.79       (21.24)
2001           14.58           (0.18) 1         (1.88)           (0.00)          (1.36)         11.16       (15.59)
2000           10.01           (0.17) 1          4.74            (0.00)          (0.00)         14.58        45.65
1999           11.66           (0.10) 1         (1.44)           (0.00)          (0.11)         10.01       (13.26)

CLASS C
2003*         $ 7.32          $(0.08) 1        $ 2.03           $(0.00)         $(0.00)        $ 9.27        26.50%
2003            8.81           (0.12) 1         (1.37)           (0.00)          (0.00)          7.32       (16.91)
2002           11.19           (0.18) 1         (2.20)           (0.00)          (0.00)          8.81       (21.27)
2001           14.57           (0.18) 1         (1.84)           (0.00)          (1.36)         11.19       (15.32)
2000 2         16.20           (0.07) 1         (1.56)           (0.00)          (0.00)         14.57       (10.06)

CLASS H
2003*         $ 7.33          $(0.08) 1        $ 2.03           $(0.00)         $(0.00)        $ 9.28        26.47%
2003            8.81           (0.13) 1         (1.35)           (0.00)          (0.00)          7.33       (16.80)
2002 2          9.51           (0.03) 1         (0.67)           (0.00)          (0.00)          8.81        (7.36)

CLASS R
2003 2        $ 8.13          $(0.05) 1        $ 1.56           $(0.00)         $(0.00)        $ 9.64        18.57%

                                                             RATIO         RATIO OF NET
                                           RATIO OF NET   OF EXPENSES    INVESTMENT LOSS
                              RATIO OF      INVESTMENT     TO AVERAGE       TO AVERAGE
              NET ASSETS      EXPENSES         LOSS        NET ASSETS       NET ASSETS       PORTFOLIO
                END OF       TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE        TURNOVER
             PERIOD (000)    NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE

---------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2003*          $190,727         1.32%          (1.11)%        1.32%           (1.11)%            157%
2003            156,646         1.29           (0.92)         1.29            (0.92)             119
2002            268,485         1.24           (0.88)         1.24            (0.88)             122
2001            304,754         1.27           (0.44)         1.32            (0.49)             174
2000            157,306         1.23           (0.28)         1.29            (0.34)             155
1999             80,145         1.27           (0.27)         1.27            (0.27)             159

CLASS A
2003*          $ 23,610         1.57%          (1.36)%        1.57%           (1.36)%            157%
2003             18,814         1.54           (1.17)         1.54            (1.17)             119
2002             21,941         1.49           (1.13)         1.49            (1.13)             122
2001             31,327         1.52           (0.69)         1.57            (0.74)             174
2000              2,710         1.48           (0.53)         1.54            (0.59)             155
1999              1,089         1.51           (0.51)         1.52            (0.52)             159

CLASS B
2003*          $  6,239         2.27%          (2.06)%        2.27%           (2.06)%            157%
2003              5,141         2.25           (1.88)         2.25            (1.88)             119
2002              8,055         2.20           (1.84)         2.20            (1.84)             122
2001             13,010         2.22           (1.39)         2.27            (1.44)             174
2000                372         2.19           (1.24)         2.25            (1.30)             155
1999                139         2.23           (1.23)         2.23            (1.23)             159

CLASS C
2003*          $    726         2.27%          (2.06)%        2.27%           (2.06)%            157%
2003                390         2.25           (1.88)         2.25            (1.88)             119
2002                476         2.20           (1.84)         2.20            (1.84)             122
2001                374         2.22           (1.39)         2.27            (1.44)             174
2000 2               77         2.19           (1.24)         2.25            (1.30)             155

CLASS H
2003*          $     83         2.27%          (2.06)%        2.27%           (2.06)%            157%
2003                 43         2.25           (1.88)         2.25            (1.88)             119
2002 2                7         2.19           (1.89)         2.19            (1.89)             122

CLASS R
2003 2         $    145         1.87%          (1.66)%        1.87%           (1.66)%            157%

* FOR THE SIX MONTHS ENDED NOVEMBER 30, 2003. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
  TOTAL RETURN EXCLUDES SALES CHARGE.
1 PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
2 SMALL CAP GROWTH FUND CLASS C, CLASS H AND CLASS R COMMENCED OPERATIONS ON
  JANUARY 20, 2000, APRIL 1, 2002 AND AUGUST 1, 2003, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
3 SMALL CAP VALUE FUND CLASS C AND CLASS H COMMENCED OPERATIONS ON JANUARY 27,
  2000 AND FEBRUARY 5, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
4 SMALL/MID CAP VALUE FUND CLASS I AND CLASS A COMMENCED OPERATIONS ON JULY 1,
  2002; CLASS B, CLASS C AND CLASS H COMMENCED OPERATIONS ON JUNE 4, 2003; AND CLASS R COMMENCED OPERATIONS ON AUGUST 1, 2003, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
5 INCLUDES A TAX RETURN OF CAPITAL OF $(0.01)  AND $(0.01) FOR CLASS I AND CLASS
  A, RESPECTIVELY, FOR SMALL CAP VALUE FUND.
SEE NOTES TO FINANCIAL STATEMENTS.

             NET ASSET                      REALIZED AND       DIVIDENDS    DISTRIBUTIONS
               VALUE,          NET           UNREALIZED        FROM NET       FROM NET        NET ASSET
             BEGINNING     INVESTMENT        GAIN (LOSS)      INVESTMENT      REALIZED       VALUE, END     TOTAL
             OF PERIOD    INCOME/(LOSS)    ON INVESTMENTS       INCOME      CAPITAL GAINS     OF PERIOD     RETURN+

--------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE FUND
--------------------------------------------------------------------------------------------------------------------
CLASS I
2003*         $17.61          $ 0.05 1         $ 3.64           $(0.00)         $(0.00)        $21.30        20.95%
2003           20.64            0.08 1          (2.18)           (0.09) 5        (0.84)         17.61        (9.69)
2002           19.07            0.10 1           3.38            (0.15)          (1.76)         20.64        19.61
2001           15.15            0.22             4.36            (0.25)          (0.41)         19.07        30.89
2000           13.65            0.27             1.45            (0.22)          (0.00)         15.15        12.87
1999           15.72            0.09            (0.78)           (0.05)          (1.33)         13.65        (3.67)

CLASS A
2003*         $17.04          $ 0.03 1         $ 3.51           $(0.00)         $(0.00)        $20.58        20.77%
2003           20.03            0.03 1          (2.11)           (0.07) 5        (0.84)         17.04        (9.88)
2002           18.57            0.04 1           3.29            (0.11)          (1.76)         20.03        19.31
2001           14.77            0.19             4.23            (0.21)          (0.41)         18.57        30.55
2000           13.31            0.27             1.38            (0.19)          (0.00)         14.77        12.59
1999           15.47            0.06            (0.85)           (0.04)          (1.33)         13.31        (4.38)

CLASS B
2003*         $16.67          $(0.04) 1        $ 3.44           $(0.00)         $(0.00)        $20.07        20.40%
2003           19.68           (0.08) 1         (2.09)           (0.00)          (0.84)         16.67       (10.56)
2002           18.34           (0.09) 1          3.24            (0.05)          (1.76)         19.68        18.48
2001           14.62            0.09             4.16            (0.12)          (0.41)         18.34        29.62
2000           13.19            0.14             1.41            (0.12)          (0.00)         14.62        11.87
1999           15.42           (0.03)           (0.87)           (0.00)          (1.33)         13.19        (5.13)

CLASS C
2003*         $16.65          $(0.04) 1        $ 3.42           $(0.00)         $(0.00)        $20.03        20.37%
2003           19.65           (0.08) 1         (2.08)           (0.00)          (0.84)         16.65       (10.52)
2002           18.34           (0.12) 1          3.27            (0.08)          (1.76)         19.65        18.46
2001           14.62            0.11             4.14            (0.12)          (0.41)         18.34        29.62
2000 3         13.07            0.01             1.54            (0.00)          (0.00)         14.62        11.86

CLASS H
2003*         $16.65          $(0.04) 1        $ 3.43           $(0.00)         $(0.00)        $20.04        20.36%
2003           19.66           (0.08) 1         (2.08)           (0.01)          (0.84)         16.65       (10.51)
2002 3         17.84           (0.05) 1          1.87            (0.00)          (0.00)         19.66        10.20
--------------------------------------------------------------------------------------------------------------------
 SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------------------------------------------
CLASS I
2003*         $10.11          $ 0.04 1         $ 1.80           $(0.00)         $(0.00)        $11.95        18.20%
2003 4         10.00            0.07 1           0.07            (0.03)          (0.00)         10.11         1.38

CLASS A
2003*         $10.05          $ 0.03 1         $ 1.79           $(0.00)         $(0.00)        $11.87        18.11%
2003 4         10.00            0.06 1           0.01            (0.02)          (0.00)         10.05         0.71

CLASS B
2003 4        $10.00          $ 0.00 1         $ 1.80           $(0.00)         $(0.00)        $11.80        17.39%

CLASS C
2003 4        $10.00          $(0.01) 1        $ 1.84           $(0.00)         $(0.00)        $11.83        17.69%

CLASS H
2003 4        $10.00          $(0.01) 1        $ 1.84           $(0.00)         $(0.00)        $11.83        17.69%

CLASS R
2003 4        $10.55          $ 0.03 1         $ 1.28           $(0.00)         $(0.00)        $11.86        17.66%

                                                             RATIO         RATIO OF NET
                                           RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                              RATIO OF      INVESTMENT     TO AVERAGE   (LOSS) TO AVERAGE
              NET ASSETS      EXPENSES     INCOME/(LOSS)   NET ASSETS       NET ASSETS       PORTFOLIO
                END OF       TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE        TURNOVER
             PERIOD (000)    NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE

---------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2003*          $835,917         1.19%           0.53%         1.19%            0.53%              57%
2003            773,213         1.20            0.48          1.20             0.48              127
2002            932,705         1.16            0.54          1.16             0.54              106
2001            549,218         1.20            1.35          1.25             1.30              128
2000            354,347         1.21            1.97          1.27             1.91              120
1999            270,382         1.12            0.70          1.12             0.70               79

CLASS A
2003*          $180,925         1.44%           0.28%         1.44%            0.28%              57%
2003            147,501         1.45            0.23          1.45             0.23              127
2002             43,052         1.41            0.29          1.41             0.29              106
2001             12,315         1.45            1.10          1.50             1.05              128
2000              9,727         1.46            1.72          1.52             1.66              120
1999             11,542         1.38            0.44          1.38             0.44               79

CLASS B
2003*          $ 13,344         2.15%          (0.42)%        2.15%           (0.42)%             57%
2003             10,944         2.16           (0.48)         2.16            (0.48)             127
2002              7,465         2.12           (0.42)         2.12            (0.42)             106
2001              1,483         2.15            0.40          2.15             0.35              128
2000                742         2.17            1.01          2.17             0.95              120
1999                515         2.08           (0.26)         2.08            (0.26)              79

CLASS C
2003*          $ 15,608         2.15%          (0.42)%        2.15%           (0.42)%             57%
2003             11,799         2.16           (0.48)         2.16            (0.48)             127
2002              5,100         2.12           (0.42)         2.12            (0.42)             106
2001                361         2.15            0.40          2.15             0.35              128
2000 3               68         2.17            1.01          2.17             0.95              120

CLASS H
2003*          $  1,125         2.15%          (0.42)%        2.15%           (0.42)%             57%
2003                923         2.16           (0.48)         2.16            (0.48)             127
2002 3              412         2.12           (0.86)         2.12            (0.86)             106
---------------------------------------------------------------------------------------------------------
 SMALL/MID CAP VALUE FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2003*          $ 53,761         1.17%           0.68%         1.17%            0.68%              24%
2003 4           36,319         0.93            0.89          1.24             0.58               76

CLASS A
2003*          $  3,660         1.42%           0.43%         1.42%            0.43%              24%
2003 4            1,299         1.18            0.64          1.49             0.33               76

CLASS B
2003 4         $  2,370         2.12%          (0.27)%        2.12%           (0.27)%             24%

CLASS C
2003 4         $    504         2.12%          (0.27)%        2.12%           (0.27)%             24%

CLASS H
2003 4         $    157         2.12%          (0.27)%        2.12%           (0.27)%             24%

CLASS R
2003 4         $    164         1.72%           0.13%         1.72%            0.13%              24%

ARMADA EQUITY FUNDS
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2003 (UNAUDITED) AND FOR THE YEARS ENDED MAY 31,

             NET ASSET                      REALIZED AND       DIVIDENDS    DISTRIBUTIONS
               VALUE,          NET           UNREALIZED        FROM NET       FROM NET        NET ASSET
             BEGINNING     INVESTMENT        GAIN (LOSS)      INVESTMENT      REALIZED       VALUE, END     TOTAL
             OF PERIOD    INCOME/(LOSS)    ON INVESTMENTS       INCOME      CAPITAL GAINS     OF PERIOD     RETURN+

--------------------------------------------------------------------------------------------------------------------
 TAX MANAGED EQUITY FUND
--------------------------------------------------------------------------------------------------------------------
CLASS I
2003*         $ 9.37          $ 0.08 1         $ 0.94           $(0.08)         $(0.00)        $10.31        10.61%
2003           11.08            0.08 1          (1.63)           (0.07)          (0.09)          9.37       (13.94)
2002           12.60            0.04 1          (1.52)           (0.04)          (0.00)         11.08       (11.80)
2001           14.29            0.02            (1.67)           (0.01)          (0.03)         12.60       (11.53)
2000           12.13            0.03             2.16            (0.02)          (0.01)         14.29        18.06
1999            9.93            0.05             2.21            (0.05)          (0.01)         12.13        22.82

CLASS A
2003*         $ 9.38          $ 0.06 1         $ 0.94           $(0.06)         $(0.00)        $10.32        10.37%
2003           11.09            0.05 1          (1.63)           (0.04)          (0.09)          9.38       (14.15)
2002           12.62            0.01 1          (1.53)           (0.01)          (0.00)         11.09       (12.05)
2001           14.33           (0.01)           (1.67)           (0.00)          (0.03)         12.62       (11.76)
2000           12.16            0.00             2.18            (0.00)          (0.01)         14.33        18.01
1999            9.93            0.04             2.24            (0.04)          (0.01)         12.16        23.03

CLASS B
2003*         $ 9.13          $(0.01) 1        $ 0.92           $(0.00)         $(0.00)        $10.04         9.97%
2003           10.82           (0.01) 1         (1.59)           (0.00)          (0.09)          9.13       (14.76)
2002           12.38           (0.07) 1         (1.49)           (0.00)          (0.00)         10.82       (12.60)
2001           14.16           (0.10)           (1.65)           (0.00)          (0.03)         12.38       (12.39)
2000           12.12           (0.07)            2.12            (0.00)          (0.01)         14.16        16.95
1999            9.93           (0.02)            2.23            (0.01)          (0.01)         12.12        22.31

CLASS C
2003*         $ 9.10          $(0.01) 1        $ 0.92           $(0.00)         $(0.00)        $10.01        10.01%
2003           10.78           (0.01) 1         (1.58)           (0.00)          (0.09)          9.10       (14.73)
2002           12.35           (0.07) 1         (1.50)           (0.00)          (0.00)         10.78       (12.71)
2001           14.16           (0.12)           (1.66)           (0.00)          (0.03)         12.35       (12.60)
2000 2         14.01           (0.03)            0.18            (0.00)          (0.00)         14.16         1.07

CLASS H
2003*         $ 9.10          $(0.01) 1        $ 0.91           $(0.00)         $(0.00)        $10.00        10.01%
2003           10.79           (0.01) 1         (1.58)           (0.01)          (0.09)          9.10       (14.80)
2002 2         11.34           (0.01) 1         (0.54)           (0.00)          (0.00)         10.79        (4.85)

                                                             RATIO         RATIO OF NET
                                           RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                              RATIO OF      INVESTMENT     TO AVERAGE   (LOSS) TO AVERAGE
              NET ASSETS      EXPENSES     INCOME/(LOSS)   NET ASSETS       NET ASSETS       PORTFOLIO
                END OF       TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE        TURNOVER
             PERIOD (000)    NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE

---------------------------------------------------------------------------------------------------------
 TAX MANAGED EQUITY FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2003*          $134,291         0.98%           0.84%         0.98%           0.84%              0%
2003            137,414         0.95            0.83          0.95            0.83               0
2002            177,587         0.93            0.33          0.93            0.33               0
2001            220,077         0.97            0.11          1.02            0.06               1
2000            257,548         0.95            0.19          1.01            0.13               3
1999            241,501         0.83            0.37          1.01            0.19               5

CLASS A
2003*          $ 12,171         1.23%           0.59%         1.23%           0.59%              0%
2003             12,377         1.20            0.58          1.20            0.58               0
2002             15,755         1.18            0.08          1.18            0.08               0
2001             17,645         1.22           (0.14)         1.27           (0.19)              1
2000             17,372         1.20           (0.06)         1.26           (0.12)              3
1999              7,353         1.09            0.11          1.26           (0.06)              5

CLASS B
2003*          $  6,713         1.93%          (0.11)%        1.93%          (0.11)%             0%
2003              6,350         1.91           (0.13)         1.91           (0.13)              0
2002              8,981         1.89           (0.63)         1.89           (0.63)              0
2001             10,771         1.92           (0.84)         1.92           (0.89)              1
2000             11,135         1.91           (0.77)         1.91           (0.83)              3
1999              5,377         1.79           (0.59)         1.97           (0.77)              5

CLASS C
2003*          $    766         1.93%          (0.11)%        1.93%          (0.11)%             0%
2003                586         1.91           (0.13)         1.91           (0.13)              0
2002                981         1.89           (0.63)         1.89           (0.63)              0
2001                880         1.92           (0.84)         1.92           (0.89)              1
2000 2              453         1.91           (0.77)         1.97           (0.83)              3

CLASS H
2003*          $     34         1.93%          (0.11)%        1.93%          (0.11)%             0%
2003                 99         1.91           (0.13)         1.91           (0.13)              0
2002 2               26         1.87           (0.46)         1.87           (0.46)              0

* FOR THE SIX MONTHS ENDED NOVEMBER 30, 2003. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL
  RETURN EXCLUDES SALES CHARGE.
1 PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
2 TAX MANAGED EQUITY FUND CLASS C AND CLASS H COMMENCED OPERATIONS ON JANUARY
  10, 2000 AND APRIL 12, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
3 AGGRESSIVE ALLOCATION FUND CLASS I, CLASS A, CLASS B, CLASS C AND CLASS H
  COMMENCED OPERATIONS ON MARCH 6, 2001, MARCH 6, 2001, MAY 8, 2001, JUNE 28, 2001 AND FEBRUARY 20, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
4 INCLUDES A TAX RETURN OF CAPITAL OF $(0.04), $(0.04), $(0.04) AND $(0.04) FOR
  CLASS I, CLASS A, CLASS B AND CLASS C, RESPECTIVELY, FOR THE AGGRESSIVE ALLOCATION FUND.
5 INCLUDES A TAX RETURN OF CAPITAL OF $(0.07), $(0.06), $(0.05), $(0.05) AND
  $(0.05) FOR CLASS I, CLASS A, CLASS B, CLASS C AND CLASS H, RESPECTIVELY, FOR THE AGGRESSIVE ALLOCATION FUND.
SEE NOTES TO FINANCIAL STATEMENTS.

                                                   ARMADA ASSET ALLOCATION FUNDS
                                                            FINANCIAL HIGHLIGHTS


             NET ASSET                      REALIZED AND       DIVIDENDS    DISTRIBUTIONS
               VALUE,          NET           UNREALIZED        FROM NET       FROM NET        NET ASSET
             BEGINNING     INVESTMENT        GAIN (LOSS)      INVESTMENT      REALIZED       VALUE, END     TOTAL
             OF PERIOD    INCOME/(LOSS)    ON INVESTMENTS       INCOME      CAPITAL GAINS     OF PERIOD     RETURN+

--------------------------------------------------------------------------------------------------------------------
 AGGRESSIVE ALLOCATION FUND
--------------------------------------------------------------------------------------------------------------------
CLASS I
2003*         $ 8.23          $ 0.02 1         $ 0.82           $(0.00)         $(0.00)        $9.07        10.25%
2003            9.08            0.02 1          (0.80)           (0.07) 5        (0.00)         8.23        (8.56)
2002            9.95            0.10 1          (0.82)           (0.15) 4        (0.00)         9.08        (7.26)
2001 3         10.00            0.02            (0.06)           (0.01)          (0.00)         9.95        (0.36)

CLASS A
2003*         $ 8.21          $ 0.01 1         $ 0.82           $(0.00)         $(0.00)        $9.04        10.11%
2003            9.07            0.00 1          (0.80)           (0.06) 5        (0.00)         8.21        (8.73)
2002            9.95            0.08 1          (0.83)           (0.13) 4        (0.00)         9.07        (7.54)
2001 3         10.00            0.02            (0.06)           (0.01)          (0.00)         9.95        (0.38)

CLASS B
2003*         $ 8.13          $(0.02) 1        $ 0.81           $(0.00)         $(0.00)        $8.92         9.72%
2003            9.03           (0.05) 1         (0.80)           (0.05) 5        (0.00)         8.13        (9.32)
2002            9.95            0.03 1          (0.83)           (0.12) 4        (0.00)         9.03        (8.12)
2001 3          9.98            0.00            (0.03)           (0.00)          (0.00)         9.95        (0.30)

CLASS C
2003*         $ 8.14          $(0.02) 1        $ 0.82           $(0.00)         $(0.00)        $8.94         9.83%
2003            9.04           (0.05) 1         (0.80)           (0.05) 5        (0.00)         8.14        (9.34)
2002 3          9.89            0.03 1          (0.77)           (0.11) 4        (0.00)         9.04        (8.37)

CLASS H
2003*         $ 8.14          $(0.02) 1        $ 0.82           $(0.00)         $(0.00)        $8.94         9.83%
2003            9.04           (0.05) 1         (0.80)           (0.05) 5        (0.00)         8.14        (9.34)
2002 3          9.01           (0.06) 1          0.09            (0.00)          (0.00)         9.04         0.33

                                                             RATIO         RATIO OF NET
                                           RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                              RATIO OF      INVESTMENT     TO AVERAGE   (LOSS) TO AVERAGE
              NET ASSETS      EXPENSES     INCOME/(LOSS)   NET ASSETS       NET ASSETS       PORTFOLIO
                END OF       TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE        TURNOVER
             PERIOD (000)    NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE

---------------------------------------------------------------------------------------------------------
 AGGRESSIVE ALLOCATION FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2003*          $2,675           0.44%           0.44%         0.69%            0.19%             30%
2003            2,361           0.88            0.23          1.13            (0.02)             78
2002            2,854           1.12            1.15          1.37             0.90              40
2001 3          2,492           0.38            1.10          0.76             0.72               5

CLASS A
2003*          $3,238           0.69%           0.19%         0.94%           (0.06)%            30%
2003            2,744           1.13           (0.02)         1.38            (0.27)             78
2002            2,744           1.37            0.90          1.62             0.65              40
2001 3          2,500           0.63            0.85          1.01             0.47               5

CLASS B
2003*          $1,056           1.29%          (0.41)%        1.54%           (0.66)%            30%
2003              610           1.74           (0.63)         1.99            (0.88)             78
2002              137           1.98            0.29          2.23             0.04              40
2001 3              7           1.23            0.25          1.56             0.08               5

CLASS C
2003*          $  298           1.29%          (0.41)%        1.54%           (0.66)%            30%
2003              241           1.74           (0.63)         1.99            (0.88)             78
2002 3            223           1.98            0.29          2.23             0.04              40

CLASS H
2003*          $  673           1.29%          (0.41)%        1.54%           (0.66)%            30%
2003              603           1.74           (0.63)         1.99            (0.88)             78
2002 3            514           3.78           (2.54)         4.04            (2.80)             40

ARMADA ASSET ALLOCATION FUNDS
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2003 (UNAUDITED) AND FOR THE YEARS ENDED MAY 31,

             NET ASSET                      REALIZED AND       DIVIDENDS    DISTRIBUTIONS
               VALUE,          NET           UNREALIZED        FROM NET       FROM NET        NET ASSET
             BEGINNING     INVESTMENT        GAIN (LOSS)      INVESTMENT      REALIZED       VALUE, END     TOTAL
             OF PERIOD       INCOME        ON INVESTMENTS       INCOME      CAPITAL GAINS     OF PERIOD     RETURN+

--------------------------------------------------------------------------------------------------------------------
 BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------------------------------------------
CLASS I
2003*         $ 8.44          $0.04 1          $ 0.75           $(0.05)         $(0.00)        $ 9.18        9.40%
2003            9.01           0.13 1           (0.55)           (0.15)          (0.00)          8.44       (4.58)
2002 3          9.72           0.20 1           (0.71)           (0.20)          (0.00)          9.01       (5.27)
2001           11.68           0.28             (0.42)           (0.27)          (1.55)          9.72       (1.68)
2000           10.31           0.26              1.35            (0.24)          (0.00)         11.68       15.72
1999 2         10.00           0.18              0.28            (0.15)          (0.00)         10.31        4.57

CLASS A
2003*         $ 8.45          $0.03 1          $ 0.75           $(0.04)         $(0.00)        $ 9.19        9.27%
2003            9.02           0.11 1           (0.55)           (0.13)          (0.00)          8.45       (4.80)
2002 3          9.72           0.17 1           (0.69)           (0.18)          (0.00)          9.02       (5.41)
2001           11.68           0.29             (0.46)           (0.24)          (1.55)          9.72       (1.92)
2000           10.31           0.23              1.35            (0.21)          (0.00)         11.68       15.48
1999 2          9.74           0.14              0.57            (0.14)          (0.00)         10.31        7.26

CLASS B
2003*         $ 8.46          $0.00 1          $ 0.75           $(0.01)         $(0.00)        $ 9.20        8.88%
2003            9.03           0.05 1           (0.55)           (0.07)          (0.00)          8.46       (5.48)
2002 3          9.73           0.11 1           (0.70)           (0.11)          (0.00)          9.03       (6.06)
2001           11.70           0.21             (0.46)           (0.17)          (1.55)          9.73       (2.67)
2000           10.33           0.15              1.36            (0.14)          (0.00)         11.70       14.79
1999 2          9.82           0.10              0.51            (0.10)          (0.00)         10.33        6.07

CLASS C
2003*         $ 8.43          $0.00 1          $ 0.74           $(0.01)         $(0.00)        $ 9.16        8.78%
2003            9.00           0.05 1           (0.55)           (0.07)          (0.00)          8.43       (5.49)
2002 3          9.72           0.11 1           (0.71)           (0.12)          (0.00)          9.00       (6.16)
2001           11.70           0.21             (0.46)           (0.18)          (1.55)          9.72       (2.70)
2000 2         11.88           0.02             (0.20)           (0.00)          (0.00)         11.70       (1.52)

CLASS H
2003*         $ 8.42          $0.00 1          $ 0.74           $(0.01)         $(0.00)        $ 9.15        8.81%
2003            8.99           0.06 1           (0.55)           (0.08)          (0.00)          8.42       (5.41)
2002 2,3        8.98           0.03 1            0.02            (0.04)          (0.00)          8.99        0.56

                                                             RATIO         RATIO OF NET
                                           RATIO OF NET   OF EXPENSES   INVESTMENT INCOME
                              RATIO OF      INVESTMENT     TO AVERAGE       TO AVERAGE
              NET ASSETS      EXPENSES        INCOME       NET ASSETS       NET ASSETS       PORTFOLIO
                END OF       TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE        TURNOVER
             PERIOD (000)    NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE

---------------------------------------------------------------------------------------------------------
 BALANCED ALLOCATION FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2003*          $128,669         1.08%          0.95%          1.08%           0.95%              110%
2003            120,329         1.09           1.63           1.09            1.63               171
2002 3          157,660         1.00           2.13           1.00            2.13               106
2001            186,724         1.03           2.31           1.08            2.26               161
2000             69,517         1.01           2.20           1.07            2.14               182
1999 2           85,027         1.06           2.25           1.06            2.25               116

CLASS A
2003*          $ 14,791         1.33%          0.70%          1.33%           0.70%              110%
2003             16,515         1.34           1.38           1.34            1.38               171
2002 3           16,664         1.25           1.88           1.25            1.88               106
2001             13,592         1.28           2.06           1.33            2.01               161
2000              3,965         1.26           1.95           1.32            1.89               182
1999 2            1,466         1.31           2.50           1.31            2.50               116

CLASS B
2003*          $  6,455         2.03%          0.00%          2.03%           0.00%              110%
2003              5,879         2.05           0.67           2.05            0.67               171
2002 3            5,721         1.96           1.17           1.96            1.17               106
2001              5,551         1.98           1.69           1.98            1.69               161
2000                691         1.97           1.24           1.97            1.24               182
1999 2              385         2.02           1.29           2.02            1.29               116

CLASS C
2003*          $    737         2.03%          0.00%          2.03%           0.00%              110%
2003                680         2.05           0.67           2.05            0.67               171
2002 3              747         1.96           1.17           1.96            1.17               106
2001                 22         1.98           1.69           1.98            1.69               161
2000 2                3         1.97           1.24           1.97            1.24               182

CLASS H
2003*          $    835         2.03%          0.00%          2.03%           0.00%              110%
2003                764         2.05           0.67           2.05            0.67               171
2002 2,3            338         2.02           1.17           2.02            1.17               106

* FOR THE SIX MONTHS ENDED NOVEMBER 30, 2003. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL
  RETURN EXCLUDES SALES CHARGE.
1 PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
2 BALANCED ALLOCATION FUND CLASS I, CLASS A, CLASS B, CLASS C AND CLASS H
  COMMENCED OPERATIONS ON JULY 10, 1998, JULY 31, 1998, NOVEMBER 11, 1998,
  APRIL 20, 2000 AND FEBRUARY 5, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
3 AS REQUIRED, EFFECTIVE JUNE 1, 2001, BALANCED ALLOCATION FUND ADOPTED THE
  PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THERE WAS NO EFFECT ON PER SHARE DATA, FROM THESE CHANGES, FOR THE YEAR ENDED MAY 31, 2002. THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BEFORE THE ADOPTION WAS 2.11%, 1.86%, 1.15%, 1.15% AND 1.15% FOR CLASS I, CLASS A, CLASS B, CLASS C, AND CLASS H, RESPECTIVELY, FOR THE YEAR ENDED MAY 31, 2002. THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS AFTER THE ADOPTION WAS 2.13%, 1.88%, 1.17%, 1.17% AND 1.17% FOR CLASS I, CLASS A, CLASS B, CLASS C, AND CLASS H, RESPECTIVELY, FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.
4 CONSERVATIVE ALLOCATION FUND CLASS I, CLASS A, CLASS B, CLASS C AND CLASS H
  COMMENCED OPERATIONS ON MARCH 6, 2001, MARCH 6, 2001, JULY 13, 2001, MAY 23, 2001 AND FEBRUARY 6, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
5 INCLUDES A TAX RETURN OF CAPITAL OF $(0.03), $(0.03), $(0.02), $(0.02) AND
  $(0.01) FOR CLASS I, CLASS A, CLASS B, CLASS C AND CLASS H, RESPECTIVELY, FOR THE CONSERVATIVE ALLOCATION FUND.
SEE NOTES TO FINANCIAL STATEMENTS.

             NET ASSET                      REALIZED AND       DIVIDENDS    DISTRIBUTIONS
               VALUE,          NET           UNREALIZED        FROM NET       FROM NET        NET ASSET
             BEGINNING     INVESTMENT        GAIN (LOSS)      INVESTMENT      REALIZED       VALUE, END     TOTAL
             OF PERIOD    INCOME/(LOSS)    ON INVESTMENTS       INCOME      CAPITAL GAINS     OF PERIOD     RETURN+

--------------------------------------------------------------------------------------------------------------------
 CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------------------------------------------
CLASS I
2003*         $ 9.57          $ 0.08 1         $ 0.38           $(0.07)         $(0.00)        $ 9.96        4.81%
2003            9.66            0.17 1          (0.07)           (0.19) 5        (0.00)          9.57        1.15
2002           10.04            0.26 1          (0.36)           (0.28)          (0.00)          9.66       (0.97)
2001 4         10.00            0.07             0.02            (0.05)          (0.00)         10.04        0.94

CLASS A
2003*         $ 9.57          $ 0.07 1         $ 0.38           $(0.06)         $(0.00)        $ 9.96        4.68%
2003            9.66            0.14 1          (0.06)           (0.17) 5        (0.00)          9.57        0.90
2002           10.04            0.24 1          (0.36)           (0.26)          (0.00)          9.66       (1.21)
2001 4         10.00            0.07             0.02            (0.05)          (0.00)         10.04        0.90

CLASS B
2003*         $ 9.55          $ 0.04 1         $ 0.38           $(0.03)         $(0.00)        $ 9.94        4.40%
2003            9.65            0.06 1          (0.04)           (0.12) 5        (0.00)          9.55        0.27
2002 4          9.97            0.08 1          (0.22)           (0.18)          (0.00)          9.65       (1.46)

CLASS C
2003*         $ 9.56          $ 0.04 1         $ 0.38           $(0.03)         $(0.00)        $ 9.95        4.36%
2003            9.65            0.09 1          (0.06)           (0.12) 5        (0.00)          9.56        0.34
2002           10.04            0.10 1          (0.28)           (0.21)          (0.00)          9.65       (1.79)
2001 4         10.14            0.00            (0.10)           (0.00)          (0.00)         10.04       (0.99)

CLASS H
2003*         $ 9.55          $ 0.04 1         $ 0.38           $(0.03)         $(0.00)        $ 9.94        4.40%
2003            9.65            0.08 1          (0.06)           (0.12) 5        (0.00)          9.55        0.26
2002 4          9.59           (0.01) 1          0.08            (0.01)          (0.00)          9.65        0.77

                                                             RATIO         RATIO OF NET
                                           RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                              RATIO OF      INVESTMENT     TO AVERAGE   (LOSS) TO AVERAGE
              NET ASSETS      EXPENSES     INCOME/(LOSS)   NET ASSETS       NET ASSETS       PORTFOLIO
                END OF       TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE        TURNOVER
             PERIOD (000)    NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE

---------------------------------------------------------------------------------------------------------
 CONSERVATIVE ALLOCATION FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2003*          $2,941           0.40%           1.60%         0.65%            1.35%             20%
2003            2,820           0.70            1.83          0.95             1.58              38
2002            2,752           1.02            2.68          1.27             2.43              27
2001 4          2,523           0.37            3.20          0.75             2.82               5

CLASS A
2003*          $3,328           0.65%           1.35%         0.90%            1.10%             20%
2003            3,048           0.95            1.58          1.20             1.33              38
2002            2,689           1.27            2.43          1.52             2.18              27
2001 4          2,522           0.62            2.95          1.00             2.57               5

CLASS B
2003*          $1,047           1.25%           0.75%         1.50%            0.50%             20%
2003              613           1.56            0.97          1.81             0.72              38
2002 4            163           1.88            1.82          2.13             1.57              27

CLASS C
2003*          $  669           1.25%           0.75%         1.50%            0.50%             20%
2003              753           1.56            0.97          1.81             0.72              38
2002              702           1.88            1.82          2.13             1.57              27
2001 4             55           1.22            2.35          1.60             1.97               5

CLASS H
2003*          $  892           1.25%           0.75%         1.50%            0.50%             20%
2003              839           1.56            0.97          1.81             0.72              38
2002 4            360           3.46           (0.33)         3.72            (0.59)             27

ARMADA FIXED INCOME FUNDS
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2003 (UNAUDITED) AND FOR THE YEARS ENDED MAY 31,

             NET ASSET                      REALIZED AND       DIVIDENDS    DISTRIBUTIONS
               VALUE,          NET           UNREALIZED        FROM NET       FROM NET        NET ASSET
             BEGINNING     INVESTMENT        GAIN (LOSS)      INVESTMENT      REALIZED       VALUE, END     TOTAL
             OF PERIOD       INCOME        ON INVESTMENTS       INCOME      CAPITAL GAINS     OF PERIOD     RETURN+

--------------------------------------------------------------------------------------------------------------------
 BOND FUND**
--------------------------------------------------------------------------------------------------------------------
CLASS I
2003*         $10.44          $0.20 1          $(0.27)          $(0.20)         $(0.00)        $10.17       (0.71)%
2003            9.86           0.48 1            0.56            (0.46)          (0.00)         10.44       10.74
2002 3          9.71           0.56 1            0.14            (0.55)          (0.00)          9.86        7.40
2001            9.37           0.62              0.34            (0.62)          (0.00)          9.71       10.50
2000            9.93           0.59             (0.56)           (0.59)          (0.00)          9.37        0.35
1999           10.25           0.57             (0.30)           (0.57)          (0.02)          9.93        2.70

CLASS A
2003*         $10.47          $0.18 1          $(0.28)          $(0.18)         $(0.00)        $10.19       (0.93)%
2003            9.88           0.46 1            0.56            (0.43)          (0.00)         10.47       10.57
2002 3          9.73           0.54 1            0.14            (0.53)          (0.00)          9.88        7.13
2001            9.40           0.59              0.34            (0.60)          (0.00)          9.73       10.26
2000            9.95           0.57             (0.55)           (0.57)          (0.00)          9.40        0.05
1999           10.27           0.53             (0.29)           (0.54)          (0.02)          9.95        2.55

CLASS B
2003*         $10.45          $0.15 1          $(0.27)          $(0.15)         $(0.00)        $10.18       (1.18)%
2003            9.87           0.38 1            0.56            (0.36)          (0.00)         10.45        9.70
2002 3          9.72           0.47 1            0.14            (0.46)          (0.00)          9.87        6.39
2001            9.38           0.54              0.33            (0.53)          (0.00)          9.72        9.46
2000            9.93           0.50             (0.56)           (0.49)          (0.00)          9.38       (0.58)
1999           10.25           0.47             (0.30)           (0.47)          (0.02)          9.93        1.66

CLASS C
2003*         $10.44          $0.15 1          $(0.27)          $(0.15)         $(0.00)        $10.17       (1.18)%
2003            9.86           0.38 1            0.56            (0.36)          (0.00)         10.44        9.70
2002 3          9.71           0.45 1            0.16            (0.46)          (0.00)          9.86        6.39
2001 2          9.48           0.52              0.23            (0.52)          (0.00)          9.71        8.06

CLASS H
2003*         $10.44          $0.15 1          $(0.28)          $(0.15)         $(0.00)        $10.16       (1.28)%
2003            9.86           0.38 1            0.56            (0.36)          (0.00)         10.44        9.71
2002 2,3        9.81           0.04 1            0.04            (0.03)          (0.00)          9.86        0.86

                                                             RATIO         RATIO OF NET
                                           RATIO OF NET   OF EXPENSES   INVESTMENT INCOME
                              RATIO OF      INVESTMENT     TO AVERAGE       TO AVERAGE
              NET ASSETS      EXPENSES        INCOME       NET ASSETS       NET ASSETS       PORTFOLIO
                END OF       TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE        TURNOVER
             PERIOD (000)    NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)          RATE 4

---------------------------------------------------------------------------------------------------------
 BOND FUND**
---------------------------------------------------------------------------------------------------------
CLASS I
2003*          $553,773         0.74%          3.83%          0.74%           3.83%              135%
2003            617,012         0.71           4.73           0.71            4.73               213
2002 3          798,688         0.71           5.70           0.71            5.70                98
2001            842,906         0.72           6.39           0.77            6.34                73
2000            294,308         0.87           6.14           0.89            6.12               155
1999            366,230         0.94           5.53           1.03            5.44               269

CLASS A
2003*          $ 12,516         0.99%          3.58%          0.99%           3.58%              135%
2003             14,985         0.96           4.48           0.96            4.48               213
2002 3            9,530         0.96           5.45           0.96            5.45                98
2001              8,944         0.97           6.14           1.02            6.09                73
2000             10,237         1.12           5.89           1.14            5.87               155
1999             11,916         1.19           5.29           1.28            5.20               269

CLASS B
2003*          $  1,864         1.69%          2.88%          1.69%           2.88%              135%
2003              2,095         1.67           3.77           1.67            3.77               213
2002 3            2,133         1.67           4.74           1.67            4.74                98
2001              2,317         1.67           5.44           1.67            5.44                73
2000              2,373         1.87           5.14           1.89            5.12               155
1999              4,548         1.94           4.53           2.03            4.44               269

CLASS C
2003*          $    283         1.69%          2.88%          1.69%           2.88%              135%
2003                403         1.67           3.77           1.67            3.77               213
2002 3              150         1.67           4.74           1.67            4.74                98
2001 2               62         1.67           5.44           1.67            5.44                73

CLASS H
2003*          $    137         1.69%          2.88%          1.69%           2.88%              135%
2003                103         1.67           3.77           1.67            3.77               213
2002 2,3              5         1.62           5.62           1.62            5.62                98

* FOR THE SIX MONTHS ENDED NOVEMBER 30, 2003. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
**EFFECTIVE JUNE 9, 2000, THE PARKSTONE BOND FUND WAS MERGED INTO THE ARMADA
  BOND FUND. THE FINANCIAL HIGHLIGHTS FOR THE PERIODS PRIOR TO JUNE 9, 2000 REFLECT THE PERFORMANCE HISTORY OF THE PARKSTONE BOND FUND. THE NET ASSET VALUES AT THE BEGINNING OF EACH PERIOD AND THE CHANGES IN NET ASSET VALUES, INCLUDING THE NET ASSET VALUES AT THE END EACH PERIOD LISTED HAVE BEEN RESTATED TO REFLECT THE CONVERSION RATIOS OF .9799154 FOR CLASS I, .9725738 FOR CLASS A AND .9756871 FOR CLASS B ON THE DATE OF REORGANIZATION.
+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL
  RETURN EXCLUDES SALES CHARGE.
1 PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
2 BOND FUND CLASS C AND CLASS H COMMENCED OPERATIONS ON JUNE 12, 2000 AND APRIL
  30, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
3 AS REQUIRED, EFFECTIVE JUNE 1, 2001, BOND FUND ADOPTED THE PROVISIONS OF THE
  AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THIS RESULTED IN A $0.01 INCREASE IN NET INVESTMENT INCOME PER SHARE AND A $0.01 DECREASE IN REALIZED AND UNREALIZED GAINS (LOSSES) PER SHARE FOR THE YEAR ENDED MAY 31, 2002. THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BEFORE THE ADOPTION WAS 5.64%, 5.39%, 4.68%, 4.68% AND 5.56% FOR CLASS I, CLASS A, CLASS B, CLASS C, AND CLASS H, RESPECTIVELY, FOR THE YEAR ENDED MAY 31, 2002. THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS AFTER THE ADOPTION WAS 5.70%, 5.45%, 4.74%, 4.74% AND 5.62% FOR CLASS I, CLASS A, CLASS B, CLASS C, AND CLASS H, RESPECTIVELY, FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.
4 DUE TO ITS INVESTMENT STRATEGY, BOND FUND MAY BUY AND SELL SECURITIES
  FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL CAPITAL GAINS TAX LIABILITIES, AND MAY LOWER FUND PERFORMANCE.
5 INTERMEDIATE BOND FUND CLASS C AND CLASS H COMMENCED OPERATIONS ON MAY 30,
  2000 AND APRIL 18, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
SEE NOTES TO FINANCIAL STATEMENTS.

             NET ASSET                      REALIZED AND       DIVIDENDS    DISTRIBUTIONS
               VALUE,          NET           UNREALIZED        FROM NET       FROM NET        NET ASSET
             BEGINNING     INVESTMENT        GAIN (LOSS)      INVESTMENT      REALIZED       VALUE, END     TOTAL
             OF PERIOD       INCOME        ON INVESTMENTS       INCOME      CAPITAL GAINS     OF PERIOD     RETURN+

--------------------------------------------------------------------------------------------------------------------
 INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------------------------------------------
CLASS I
2003*         $11.09          $ 0.19 1         $(0.26)          $(0.19)         $(0.00)        $10.83       (0.63)%
2003           10.40            0.43 1           0.69            (0.43)          (0.00)         11.09       11.00
2002           10.24            0.55 1           0.16            (0.55)          (0.00)         10.40        7.05
2001            9.90            0.64             0.34            (0.64)          (0.00)         10.24       10.16
2000           10.39            0.64            (0.48)           (0.64)          (0.01)          9.90        1.50
1999           10.59            0.56            (0.14)           (0.56)          (0.06)         10.39        3.98

CLASS A
2003*         $11.11          $ 0.18 1         $(0.26)          $(0.18)         $(0.00)        $10.85       (0.75)%
2003           10.42            0.41 1           0.69            (0.41)          (0.00)         11.11       10.71
2002           10.26            0.52 1           0.16            (0.52)          (0.00)         10.42        6.78
2001            9.92            0.62             0.34            (0.62)          (0.00)         10.26        9.88
2000           10.41            0.61            (0.48)           (0.61)          (0.01)          9.92        1.25
1999           10.63            0.54            (0.16)           (0.54)          (0.06)         10.41        3.54

CLASS B
2003*         $11.11          $ 0.14 1         $(0.26)          $(0.14)         $(0.00)        $10.85       (1.09)%
2003           10.42            0.33 1           0.69            (0.33)          (0.00)         11.11        9.94
2002           10.26            0.45 1           0.16            (0.45)          (0.00)         10.42        6.03
2001            9.93            0.56             0.31            (0.54)          (0.00)         10.26        9.00
2000           10.41            0.54            (0.47)           (0.54)          (0.01)          9.93        0.64
1999           10.63            0.45            (0.15)           (0.46)          (0.06)         10.41        2.83

CLASS C
2003*         $11.13          $ 0.14 1         $(0.26)          $(0.14)         $(0.00)        $10.87       (1.09)%
2003           10.44            0.33 1           0.69            (0.33)          (0.00)         11.13        9.93
2002           10.28            0.44 1           0.17            (0.45)          (0.00)         10.44        6.03
2001            9.93            0.55             0.35            (0.55)          (0.00)         10.28        9.22
2000 5          9.91           (0.00)            0.02            (0.00)          (0.00)          9.93        0.22

CLASS H
2003*         $11.13          $ 0.14 1         $(0.26)          $(0.14)         $(0.00)        $10.87       (1.09)%
2003           10.44            0.33 1           0.69            (0.33)          (0.00)         11.13        9.93
2002 5         10.36            0.05 1           0.08            (0.05)          (0.00)         10.44        1.27

                                                             RATIO         RATIO OF NET
                                           RATIO OF NET   OF EXPENSES   INVESTMENT INCOME
                              RATIO OF      INVESTMENT     TO AVERAGE       TO AVERAGE
              NET ASSETS      EXPENSES        INCOME       NET ASSETS       NET ASSETS       PORTFOLIO
                END OF       TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE        TURNOVER
             PERIOD (000)    NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE

---------------------------------------------------------------------------------------------------------
 INTERMEDIATE BOND FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2003*          $428,544         0.60%          3.50%          0.75%           3.35%               79%
2003            418,964         0.58           4.01           0.73            3.86               129
2002            346,788         0.57           5.27           0.72            5.12               141
2001            345,059         0.59           6.34           0.79            6.14               133
2000            294,998         0.58           6.22           0.79            6.01               201
1999            313,368         0.61           5.21           0.75            5.07               256

CLASS A
2003*          $ 12,040         0.85%          3.25%          1.00%           3.10%               79%
2003             11,250         0.83           3.76           0.98            3.61               129
2002              8,926         0.82           5.02           0.97            4.87               141
2001              8,172         0.84           6.09           1.04            5.89               133
2000              3,874         0.83           5.97           1.04            5.76               201
1999              5,129         0.86           4.96           1.00            4.82               256

CLASS B
2003*          $  6,384         1.55%          2.55%          1.70%           2.40%               79%
2003              4,245         1.54           3.05           1.69            2.90               129
2002              1,445         1.53           4.31           1.68            4.16               141
2001              1,392         1.54           5.39           1.69            5.24               133
2000                733         1.54           5.26           1.69            5.11               201
1999                709         1.57           4.25           1.71            4.11               256

CLASS C
2003*          $    402         1.55%          2.55%          1.70%           2.40%               79%
2003                654         1.54           3.05           1.69            2.90               129
2002                413         1.53           4.31           1.68            4.16               141
2001                180         1.54           5.39           1.69            5.24               133
2000 5              191         1.54           5.26           1.69            5.11               201

CLASS H
2003*          $    186         1.55%          2.55%          1.70%           2.40%               79%
2003                221         1.54           3.05           1.69            2.90               129
2002 5               39         1.54           4.16           1.70            4.00               141

ARMADA FIXED INCOME FUNDS
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2003 (UNAUDITED) AND FOR THE YEARS ENDED MAY 31,

             NET ASSET                      REALIZED AND       DIVIDENDS    DISTRIBUTIONS
               VALUE,          NET           UNREALIZED        FROM NET       FROM NET        NET ASSET
             BEGINNING     INVESTMENT        GAIN (LOSS)      INVESTMENT      REALIZED       VALUE, END     TOTAL
             OF PERIOD       INCOME        ON INVESTMENTS       INCOME      CAPITAL GAINS     OF PERIOD     RETURN+

--------------------------------------------------------------------------------------------------------------------
 LIMITED MATURITY BOND FUND
--------------------------------------------------------------------------------------------------------------------
CLASS I
2003*         $10.17          $0.14 1          $(0.14)          $(0.14)         $(0.00)        $10.03       (0.07)%
2003            9.97           0.32 1            0.22            (0.34)          (0.00)         10.17        5.58
2002 3          9.87           0.49 1            0.10            (0.49)          (0.00)          9.97        6.09
2001            9.70           0.60              0.17            (0.60)          (0.00)          9.87        8.21
2000            9.96           0.57             (0.26)           (0.57)          (0.00)          9.70        3.22
1999           10.06           0.56             (0.05)           (0.56)          (0.05)          9.96        5.14

CLASS A
2003*         $10.20          $0.13 1          $(0.14)          $(0.13)         $(0.00)        $10.06       (0.10)%
2003           10.00           0.30 1            0.21            (0.31)          (0.00)         10.20        5.21
2002 3          9.90           0.47 1            0.10            (0.47)          (0.00)         10.00        5.87
2001            9.74           0.60              0.16            (0.60)          (0.00)          9.90        7.99
2000            9.99           0.56             (0.24)           (0.57)          (0.00)          9.74        3.47
1999           10.08           0.56             (0.05)           (0.55)          (0.05)          9.99        4.94

CLASS B
2003*         $10.20          $0.09 1          $(0.14)          $(0.09)         $(0.00)        $10.06       (0.44)%
2003           10.00           0.23 1            0.21            (0.24)          (0.00)         10.20        4.47
2002 3          9.90           0.39 1            0.11            (0.40)          (0.00)         10.00        5.07
2001            9.73           0.51              0.17            (0.51)          (0.00)          9.90        7.16
2000 2          9.90           0.39             (0.17)           (0.39)          (0.00)          9.73        2.22

CLASS C
2003*         $10.20          $0.09 1          $(0.14)          $(0.09)         $(0.00)        $10.06       (0.45)%
2003           10.00           0.23 1            0.21            (0.24)          (0.00)         10.20        4.47
2002 3          9.89           0.36 1            0.15            (0.40)          (0.00)         10.00        5.19
2001            9.73           0.51              0.16            (0.51)          (0.00)          9.89        7.06
2000 2          9.85           0.18             (0.12)           (0.18)          (0.00)          9.73        0.56

CLASS H
2003*         $10.20          $0.09 1          $(0.15)          $(0.09)         $(0.00)        $10.05       (0.55)%
2003           10.00           0.19 1            0.25            (0.24)          (0.00)         10.20        4.48
2002 2,3       10.03           0.11 1           (0.03)           (0.11)          (0.00)         10.00        0.79

CLASS R
2003 2        $10.10          $0.07 1          $(0.03)          $(0.07)         $(0.00)        $10.07        0.43%

                                                             RATIO         RATIO OF NET
                                           RATIO OF NET   OF EXPENSES   INVESTMENT INCOME
                              RATIO OF      INVESTMENT     TO AVERAGE       TO AVERAGE
              NET ASSETS      EXPENSES        INCOME       NET ASSETS       NET ASSETS       PORTFOLIO
                END OF       TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE        TURNOVER
             PERIOD (000)    NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE

---------------------------------------------------------------------------------------------------------
 LIMITED MATURITY BOND FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2003*          $340,802         0.56%          2.81%          0.66%            2.71%              84%
2003            308,986         0.54           3.17           0.64             3.07              117
2002 3          213,322         0.53           4.89           0.63             4.79              110
2001            190,243         0.55           5.98           0.73             5.80               87
2000             93,652         0.54           5.84           0.74             5.64               90
1999             72,291         0.43           5.49           0.65             5.27              190

CLASS A
2003*          $  7,897         0.81%          2.56%          0.91%            2.46%              84%
2003             11,369         0.79           2.92           0.89             2.82              117
2002 3            7,039         0.73           4.69           0.83             4.59              110
2001              5,022         0.65           5.88           0.83             5.70               87
2000                873         0.64           5.74           0.84             5.54               90
1999                550         0.53           5.39           0.75             5.17              190

CLASS B
2003*          $  1,668         1.51%          1.86%          1.61%            1.76%              84%
2003              1,721         1.50           2.21           1.60             2.11              117
2002 3            1,329         1.49           3.93           1.59             3.83              110
2001                742         1.53           5.00           1.63             4.90               87
2000 2              180         1.54           4.84           1.64             4.74               90

CLASS C
2003*          $  1,138         1.51%          1.86%          1.61%            1.76%              84%
2003              1,572         1.50           2.21           1.60             2.11              117
2002 3              888         1.49           3.93           1.59             3.83              110
2001                 64         1.53           5.00           1.63             4.90               87
2000 2               18         1.54           4.84           1.64             4.74               90

CLASS H
2003*          $    979         1.51%          1.86%          1.61%            1.76%              84%
2003              1,051         1.50           2.21           1.60             2.11              117
2002 2,3            174         1.48           3.39           1.58             3.29              110

CLASS R
2003 2         $    121         1.11%          2.26%          1.21%            2.16%              84%

* FOR THE SIX MONTHS ENDED NOVEMBER 30, 2003. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL
  RETURN EXCLUDES SALES CHARGE.
1 PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
2 LIMITED MATURITY BOND FUND CLASS B, CLASS C, CLASS H AND CLASS R COMMENCED
  OPERATIONS ON AUGUST 11, 1999, JANUARY 27, 2000, FEBRUARY 5, 2002 AND AUGUST 1, 2003, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
3 AS REQUIRED, EFFECTIVE JUNE 1, 2001, LIMITED MATURITY BOND FUND ADOPTED THE
  PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THERE WAS NO EFFECT ON PER SHARE DATA, FROM THESE CHANGES, FOR THE YEAR ENDED MAY 31, 2002. THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BEFORE THE ADOPTION WAS 4.90%, 4.70%, 3.94%, 3.94% AND 3.40% FOR CLASS I, CLASS A, CLASS B, CLASS C, AND CLASS H, RESPECTIVELY, FOR THE YEAR ENDED MAY 31, 2002. THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS AFTER THE ADOPTION WAS 4.89%, 4.69%, 3.93%, 3.93% AND 3.39% FOR CLASS I, CLASS A, CLASS B, CLASS C, AND CLASS H, RESPECTIVELY, FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.
4 TOTAL RETURN ADVANTAGE FUND CLASS B, CLASS C, CLASS H AND CLASS R COMMENCED
  OPERATIONS ON SEPTEMBER 29, 1999, OCTOBER 3, 2000, DECEMBER 30, 2002 AND AUGUST 1, 2003, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
5 AS REQUIRED, EFFECTIVE JUNE 1, 2001, TOTAL RETURN ADVANTAGE FUND ADOPTED THE
  PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THERE WAS NO EFFECT ON PER SHARE DATA OR ON THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS, FROM THESE CHANGES, FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.
6 INCLUDES DISTRIBUTION IN EXCESS OF NET INVESTMENT INCOME OF $(0.01) FOR CLASS
  A OF THE TOTAL RETURN ADVANTAGE FUND.
7 ULTRA SHORT BOND FUND (FORMERLY SHORT DURATION BOND FUND) CLASS I AND CLASS A
  COMMENCED OPERATIONS ON DECEMBER 2, 2002 AND JANUARY 6, 2003, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
SEE NOTES TO FINANCIAL STATEMENTS.

             NET ASSET                      REALIZED AND       DIVIDENDS    DISTRIBUTIONS
               VALUE,          NET           UNREALIZED        FROM NET       FROM NET        NET ASSET
             BEGINNING     INVESTMENT        GAIN (LOSS)      INVESTMENT      REALIZED       VALUE, END     TOTAL
             OF PERIOD       INCOME        ON INVESTMENTS       INCOME      CAPITAL GAINS     OF PERIOD     RETURN+

--------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN ADVANTAGE FUND
--------------------------------------------------------------------------------------------------------------------
CLASS I
2003*         $11.01          $0.22 1          $(0.37)          $(0.22)         $(0.00)        $10.64       (1.36)%
2003           10.23           0.49 1            0.92            (0.53)          (0.10)         11.01       14.18
2002 5         10.02           0.55 1            0.21            (0.55)          (0.00)         10.23        7.76
2001            9.48           0.59              0.54            (0.59)          (0.00)         10.02       12.04
2000            9.99           0.60             (0.45)           (0.60)          (0.06)          9.48        1.78
1999           10.25           0.58             (0.22)           (0.58)          (0.04)          9.99        3.54

CLASS A
2003*         $11.01          $0.21 1          $(0.37)          $(0.21)         $(0.00)        $10.64       (1.48)%
2003           10.24           0.45 1            0.92            (0.50)          (0.10)         11.01       13.79
2002 5         10.02           0.53 1            0.22            (0.53)          (0.00)         10.24        7.60
2001            9.47           0.55              0.56            (0.56)          (0.00)         10.02       12.00
2000            9.98           0.57             (0.44)           (0.58)          (0.06)          9.47        1.41
1999           10.25           0.56             (0.23)           (0.56)          (0.04)          9.98        3.18

CLASS B
2003*         $11.04          $0.17 1          $(0.36)          $(0.17)         $(0.00)        $10.68       (1.73)%
2003           10.27           0.39 1            0.91            (0.43)          (0.10)         11.04       12.97
2002 5         10.05           0.46 1            0.21            (0.45)          (0.00)         10.27        6.83
2001            9.50           0.48              0.56            (0.49)          (0.00)         10.05       11.18
2000 4          9.73           0.39             (0.19)           (0.37)          (0.06)          9.50        2.17

CLASS C
2003*         $11.03          $0.17 1          $(0.37)          $(0.17)         $(0.00)        $10.66       (1.82)%
2003           10.25           0.38 1            0.93            (0.43)          (0.10)         11.03       13.09
2002 5         10.04           0.46 1            0.20            (0.45)          (0.00)         10.25        6.73
2001 4          9.73           0.32              0.31            (0.32)          (0.00)         10.04        6.54

CLASS H
2003*         $11.03          $0.17 1          $(0.37)          $(0.17)         $(0.00)        $10.66       (1.82)%
2003 4         10.67           0.15 1            0.36            (0.15)           0.00          11.03        4.78

CLASS R
2003 4        $10.48          $0.12 1          $ 0.14           $(0.12)         $(0.00)        $10.62        2.50%
--------------------------------------------------------------------------------------------------------------------
 ULTRA SHORT BOND FUND
--------------------------------------------------------------------------------------------------------------------
CLASS I
2003*         $10.08          $0.09 1          $(0.05)          $(0.09)         $(0.00)        $10.03        0.35%
2003 7         10.00           0.09 1            0.08            (0.09)          (0.00)         10.08        1.67

CLASS A
2003*         $10.08          $0.14 1          $(0.06)          $(0.14)         $(0.00)        $10.02        0.13%
2003 7         10.02           0.06 1            0.06            (0.06)          (0.00)         10.08        1.23

                                                             RATIO         RATIO OF NET
                                           RATIO OF NET   OF EXPENSES   INVESTMENT INCOME
                              RATIO OF      INVESTMENT     TO AVERAGE       TO AVERAGE
              NET ASSETS      EXPENSES        INCOME       NET ASSETS       NET ASSETS       PORTFOLIO
                END OF       TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE        TURNOVER
             PERIOD (000)    NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE

---------------------------------------------------------------------------------------------------------
 TOTAL RETURN ADVANTAGE FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2003*          $271,103         0.60%          4.10%          0.75%           3.95%               48%
2003            241,404         0.58           4.60           0.73            4.45               108
2002 5          259,402         0.55           5.42           0.72            5.25                88
2001            355,344         0.51           5.95           0.79            5.67               182
2000            331,026         0.48           6.17           0.77            5.88               121
1999            328,417         0.45           5.72           0.65            5.52               142

CLASS A
2003*          $  4,597         0.85%          3.85%          1.00%           3.70%               48%
2003              4,122         0.83           4.35           0.98            4.20               108
2002 5            1,350         0.80           5.17           0.97            5.00                88
2001              1,183         0.76           5.70           1.04            5.42               182
2000              5,035         0.73           5.92           1.02            5.63               121
1999              4,686         0.69           5.48           0.89            5.28               142

CLASS B
2003*          $  1,217         1.55%          3.15%          1.70%           3.00%               48%
2003                902         1.54           3.64           1.69            3.49               108
2002 5              301         1.51           4.46           1.68            4.29                88
2001                147         1.49           4.97           1.69            4.77               182
2000 4                1         1.47           5.18           1.67            4.98               121

CLASS C
2003*          $    297         1.55%          3.15%          1.70%           3.00%               48%
2003                340         1.54           3.64           1.69            3.49               108
2002 5               38         1.51           4.46           1.68            4.29                88
2001 4               20         1.49           4.97           1.69            4.77               182

CLASS H
2003*          $     66         1.55%          3.15%          1.70%           3.00%               48%
2003 4               50         1.54           3.50           1.69            3.35               108

CLASS R
2003 4         $    308         1.15%          3.55%          1.30%           3.40%               48%
---------------------------------------------------------------------------------------------------------
 ULTRA SHORT BOND FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2003*          $159,026         0.38%          1.69%          0.58%           1.49%               33%
2003 7          129,599         0.26           1.81           0.58            1.49               239

CLASS A
2003*          $  1,628         0.63%          1.44%          0.83%           1.24%               33%
2003 7              109         0.52           1.55           0.84            1.17               239

ARMADA FIXED INCOME FUNDS
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2003 (UNAUDITED) AND FOR THE YEARS ENDED MAY 31,

             NET ASSET                      REALIZED AND       DIVIDENDS    DISTRIBUTIONS
               VALUE,          NET           UNREALIZED        FROM NET       FROM NET        NET ASSET
             BEGINNING     INVESTMENT        GAIN (LOSS)      INVESTMENT      REALIZED       VALUE, END     TOTAL
             OF PERIOD       INCOME        ON INVESTMENTS       INCOME      CAPITAL GAINS     OF PERIOD     RETURN+

--------------------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT INCOME FUND**
--------------------------------------------------------------------------------------------------------------------
CLASS I
2003*         $9.58           $0.18 1          $(0.19)          $(0.17)         $(0.00)        $9.40         0.01%
2003           9.45            0.39 1            0.19            (0.45)          (0.00)         9.58         6.15
2002 3         9.22            0.50 1            0.22            (0.49)          (0.00)         9.45         7.94
2001           8.77            0.57              0.45            (0.57)          (0.00)         9.22        11.95
2000           9.13            0.56             (0.36)           (0.56)          (0.00)         8.77         2.26
1999           9.27            0.57             (0.14)           (0.57)          (0.00)         9.13         4.73

CLASS A
2003*         $9.57           $0.17 1          $(0.18)          $(0.16)         $(0.00)        $9.40        (0.12)%
2003           9.45            0.37 1            0.18            (0.43)          (0.00)         9.57         5.89
2002 3         9.22            0.47 1            0.22            (0.46)          (0.00)         9.45         7.67
2001           8.77            0.55              0.45            (0.55)          (0.00)         9.22        11.66
2000           9.13            0.54             (0.37)           (0.53)          (0.00)         8.77         1.96
1999           9.27            0.55             (0.14)           (0.55)          (0.00)         9.13         4.46

CLASS B
2003*         $9.55           $0.14 1          $(0.19)          $(0.13)         $(0.00)        $9.37        (0.47)%
2003           9.42            0.30 1            0.19            (0.36)          (0.00)         9.55         5.14
2002 3         9.19            0.41 1            0.22            (0.40)          (0.00)         9.42         6.93
2001           8.74            0.49              0.44            (0.48)          (0.00)         9.19        10.90
2000           9.11            0.48             (0.38)           (0.47)          (0.00)         8.74         1.10
1999           9.24            0.47             (0.13)           (0.47)          (0.00)         9.11         3.76

CLASS C
2003*         $9.56           $0.13 1          $(0.18)          $(0.13)         $(0.00)        $9.38        (0.47)%
2003           9.43            0.30 1            0.19            (0.36)          (0.00)         9.56         5.15
2002 3         9.20            0.41 1            0.22            (0.40)          (0.00)         9.43         6.93
2001 2         8.83            0.45              0.37            (0.45)          (0.00)         9.20         9.51

CLASS H
2003*         $9.56           $0.13 1          $(0.18)          $(0.13)         $(0.00)        $9.38        (0.57)%
2003           9.43            0.30 1            0.19            (0.36)          (0.00)         9.56         5.27
2002 2,3       9.39            0.15 1            0.01            (0.12)          (0.00)         9.43         1.73

CLASS R
2003 2        $9.30           $0.10 1          $ 0.08           $(0.10)         $(0.00)        $9.38         1.96%

                                                             RATIO         RATIO OF NET
                                           RATIO OF NET   OF EXPENSES   INVESTMENT INCOME
                              RATIO OF      INVESTMENT     TO AVERAGE       TO AVERAGE
              NET ASSETS      EXPENSES        INCOME       NET ASSETS       NET ASSETS       PORTFOLIO
                END OF       TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE        TURNOVER
             PERIOD (000)    NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE

---------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT INCOME FUND**
---------------------------------------------------------------------------------------------------------
CLASS I
2003*          $283,528         0.83%          3.89%          0.83%           3.89%              138%
2003            190,678         0.77           4.09           0.77            4.09               364
2002 3          185,755         0.76           5.29           0.76            5.29               219
2001            155,683         0.79           6.27           0.84            6.22                78
2000            134,250         0.83           6.28           0.94            6.17                74
1999            150,113         0.75           6.15           1.09            5.81                53

CLASS A
2003*          $ 19,838         1.08%          3.64%          1.08%           3.64%              138%
2003             18,067         1.02           3.84           1.02            3.84               364
2002 3           13,387         1.01           5.04           1.01            5.04               219
2001             13,863         1.03           6.03           1.08            5.98                78
2000             20,790         1.08           6.03           1.19            5.92                74
1999             38,190         1.00           5.92           1.34            5.58                53

CLASS B
2003*          $  8,025         1.78%          2.94%          1.78%           2.94%              138%
2003              7,330         1.73           3.13           1.73            3.13               364
2002 3            6,801         1.72           4.33           1.72            4.33               219
2001              7,160         1.74           5.32           1.74            5.32                78
2000              9,192         1.83           5.28           1.94            5.17                74
1999             16,373         1.75           5.15           2.09            4.81                53

CLASS C
2003*          $  2,340         1.78%          2.94%          1.78%           2.94%              138%
2003              1,246         1.73           3.13           1.73            3.13               364
2002 3              752         1.72           4.33           1.72            4.33               219
2001 2              113         1.74           5.32           1.74            5.32                78

CLASS H
2003*          $    781         1.78%          2.94%          1.78%           2.94%              138%
2003                427         1.73           3.13           1.73            3.13               364
2002 2,3             22         1.69           4.40           1.69            4.40               219

CLASS R
2003 2         $    219         1.38%          3.34%          1.38%           3.34%              138%

* FOR THE SIX MONTHS ENDED NOVEMBER 30, 2003. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
**ACQUIRED ARMADA GNMA FUND ON NOVEMBER 21, 2003.
+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL
  RETURN EXCLUDES SALES CHARGE.
1 PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
2 U.S. GOVERNMENT INCOME FUND CLASS C, CLASS H AND CLASS R COMMENCED OPERATIONS
  ON JUNE 21, 2000, FEBRUARY 5, 2002 AND AUGUST 1, 2003, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
3 AS REQUIRED, EFFECTIVE JUNE 1, 2001, U.S. GOVERNMENT INCOME FUND ADOPTED THE
  PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THIS RESULTED IN A $0.02 DECREASE IN NET INVESTMENT INCOME PER SHARE AND AN INCREASE OF $0.02 IN REALIZED AND UNREALIZED GAINS (LOSSES) PER SHARE FOR THE YEAR ENDED MAY 31, 2002. THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BEFORE THE ADOPTION WAS 5.47%, 5.22%, 4.51%, 4.51% AND 4.58% FOR CLASS I, CLASS A, CLASS B, CLASS C, AND CLASS H, RESPECTIVELY, FOR THE YEAR ENDED MAY 31, 2002. THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS AFTER THE ADOPTION WAS 5.29%, 5.04%, 4.33%, 4.33% AND 4.40% FOR CLASS I, CLASS A, CLASS B, CLASS C, AND CLASS H, RESPECTIVELY, FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.
4 DUE TO ITS INVESTMENT STRATEGY, U.S. GOVERNMENT INCOME FUND MAY BUY AND SELL
  SECURITIES FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL CAPITAL GAINS TAX LIABILITIES, AND MAY LOWER FUND PERFORMANCE.
5 MICHIGAN MUNICIPAL BOND CLASS C COMMENCED OPERATIONS ON AUGUST 6, 2001. ALL
  RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
6 AS REQUIRED, EFFECTIVE JUNE 1, 2001, MICHIGAN MUNICIPAL BOND FUND ADOPTED THE
  PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON FIXED INCOME SECURITIES. THERE WAS NO EFFECT ON PER SHARE DATA, FROM THESE CHANGES, FOR THE YEAR ENDED MAY 31, 2002. THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BEFORE THE ADOPTION WAS 4.44%, 4.24%, 3.53%, AND 3.48% FOR CLASS I, CLASS A, CLASS B, AND CLASS C, RESPECTIVELY, FOR THE YEAR ENDED MAY 31, 2002. THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS AFTER THE ADOPTION WAS 4.47%, 4.27%, 3.56%, AND 3.51% FOR CLASS I, CLASS A, CLASS B, AND CLASS C, RESPECTIVELY, FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.
SEE NOTES TO FINANCIAL STATEMENTS.

                                                      ARMADA TAX FREE BOND FUNDS
                                                            FINANCIAL HIGHLIGHTS


             NET ASSET                      REALIZED AND       DIVIDENDS    DISTRIBUTIONS
               VALUE,          NET           UNREALIZED        FROM NET       FROM NET        NET ASSET
             BEGINNING     INVESTMENT        GAIN (LOSS)      INVESTMENT      REALIZED       VALUE, END     TOTAL
             OF PERIOD       INCOME        ON INVESTMENTS       INCOME      CAPITAL GAINS     OF PERIOD     RETURN+

--------------------------------------------------------------------------------------------------------------------
 MICHIGAN MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------
CLASS I
2003*         $11.45          0.23 1           $(0.23)          $(0.22)         $(0.00)        $11.23        0.07%
2003           11.03          0.47 1             0.44            (0.47)          (0.02)         11.45        8.51
2002 6         10.94          0.49 1             0.10            (0.49)          (0.01)         11.03        5.54
2001           10.38          0.50               0.56            (0.50)          (0.00)         10.94       10.36
2000           10.91          0.47              (0.52)           (0.47)          (0.01)         10.38       (0.42)
1999           11.06          0.47              (0.08)           (0.47)          (0.07)         10.91        3.54

CLASS A
2003*         $11.44          0.22 1           $(0.23)          $(0.21)         $(0.00)        $11.22       (0.05)%
2003           11.02          0.45 1             0.44            (0.45)          (0.02)         11.44        8.23
2002 6         10.93          0.47 1             0.10            (0.47)          (0.01)         11.02        5.33
2001           10.38          0.49               0.55            (0.49)          (0.00)         10.93       10.13
2000           10.91          0.45              (0.53)           (0.44)          (0.01)         10.38       (0.68)
1999           11.06          0.44              (0.08)           (0.44)          (0.07)         10.91        3.38

CLASS B
2003*         $11.46          0.18 1           $(0.24)          $(0.17)         $(0.00)        $11.23       (0.49)%
2003           11.03          0.37 1             0.45            (0.37)          (0.02)         11.46        7.57
2002 6         10.95          0.39 1             0.09            (0.39)          (0.01)         11.03        4.44
2001           10.39          0.40               0.56            (0.40)          (0.00)         10.95        9.31
2000           10.92          0.37              (0.53)           (0.36)          (0.01)         10.39       (1.41)
1999           11.07          0.36              (0.08)           (0.36)          (0.07)         10.92        2.52

CLASS C
2003*         $11.46          0.18 1           $(0.23)          $(0.17)         $(0.00)        $11.24       (0.41)%
2003           11.03          0.37 1             0.45            (0.37)          (0.02)         11.46        7.57
2002 5,6       11.05          0.32 1            (0.02)           (0.31)          (0.01)         11.03        2.81

                                                             RATIO         RATIO OF NET
                                           RATIO OF NET   OF EXPENSES   INVESTMENT INCOME
                              RATIO OF      INVESTMENT     TO AVERAGE       TO AVERAGE
              NET ASSETS      EXPENSES        INCOME       NET ASSETS       NET ASSETS       PORTFOLIO
                END OF       TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE        TURNOVER
             PERIOD (000)    NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE

---------------------------------------------------------------------------------------------------------
 MICHIGAN MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2003*          $142,271         0.61%          4.18%          0.76%           4.03%               3%
2003            147,331         0.60           4.24           0.75            4.09                7
2002 6          137,902         0.59           4.47           0.74            4.32                6
2001            148,726         0.60           4.62           0.80            4.42               16
2000            156,734         0.81           4.46           0.91            4.36               10
1999            192,536         0.76           4.21           1.05            3.92                7

CLASS A
2003*          $ 13,478         0.86%          3.93%          1.01%           3.78%               3%
2003             14,112         0.85           3.99           1.00            3.84                7
2002 6           15,638         0.79           4.27           0.94            4.12                6
2001             13,816         0.70           4.52           0.90            4.32               16
2000             14,799         1.06           4.21           1.16            4.11               10
1999             28,305         1.01           3.96           1.29            3.68                7

CLASS B
2003*          $  1,642         1.56%          3.23%          1.71%           3.08%               3%
2003              1,985         1.56           3.28           1.71            3.13                7
2002 6            1,960         1.50           3.56           1.65            3.41                6
2001              1,937         1.55           3.67           1.70            3.52               16
2000              1,881         1.81           3.46           1.91            3.36               10
1999              3,217         1.76           3.21           2.05            2.92                7

CLASS C
2003*          $    105         1.56%          3.23%          1.71%           3.08%               3%
2003                320         1.56           3.28           1.71            3.13                7
2002 5,6            283         1.55           3.51           1.70            3.36                6

ARMADA TAX FREE BOND FUNDS
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2003 (UNAUDITED) AND FOR THE YEARS ENDED MAY 31,

             NET ASSET                      REALIZED AND       DIVIDENDS    DISTRIBUTIONS
               VALUE,          NET           UNREALIZED        FROM NET       FROM NET        NET ASSET
             BEGINNING     INVESTMENT        GAIN (LOSS)      INVESTMENT      REALIZED       VALUE, END     TOTAL
             OF PERIOD       INCOME        ON INVESTMENTS       INCOME      CAPITAL GAINS     OF PERIOD     RETURN+

--------------------------------------------------------------------------------------------------------------------
 NATIONAL TAX EXEMPT BOND FUND
--------------------------------------------------------------------------------------------------------------------
CLASS I
2003*         $10.61          $0.21 1          $(0.21)          $(0.20)         $(0.00)        $10.41       (0.02)%
2003           10.17           0.40 1            0.44            (0.40)          (0.00)         10.61        8.45
2002 4         10.01           0.42 1            0.16            (0.42)          (0.00)         10.17        5.86
2001            9.50           0.43              0.51            (0.43)          (0.00)         10.01       10.07
2000            9.96           0.42             (0.45)           (0.42)          (0.01)          9.50       (0.24)
1999           10.03           0.45             (0.04)           (0.45)          (0.03)          9.96        4.07

CLASS A
2003*         $10.64          $0.19 1          $(0.20)          $(0.18)         $(0.00)        $10.45       (0.04)%
2003           10.21           0.38 1            0.43            (0.38)          (0.00)         10.64        8.07
2002 4         10.05           0.41 1            0.15            (0.40)          (0.00)         10.21        5.65
2001            9.54           0.42              0.51            (0.42)          (0.00)         10.05        9.94
2000            9.97           0.41             (0.42)           (0.41)          (0.01)          9.54       (0.02)
1999 2         10.04           0.41             (0.04)           (0.41)          (0.03)          9.97        3.67

CLASS B
2003*         $10.60          $0.16 1          $(0.20)          $(0.15)         $(0.00)        $10.41       (0.39)%
2003           10.16           0.30 1            0.44            (0.30)          (0.00)         10.60        7.43
2002 4         10.00           0.33 1            0.16            (0.33)          (0.00)         10.16        4.92
2001            9.50           0.35              0.50            (0.35)          (0.00)         10.00        9.09
2000            9.96           0.34             (0.45)           (0.34)          (0.01)          9.50       (1.05)
1999 2         10.23           0.13             (0.26)           (0.14)          (0.00)          9.96       (1.22)

CLASS C
2003*         $10.60          $0.16 1          $(0.20)          $(0.15)         $(0.00)        $10.41       (0.40)%
2003           10.17           0.30 1            0.43            (0.30)          (0.00)         10.60        7.33
2002 4         10.01           0.33 1            0.15            (0.32)          (0.00)         10.17        4.86
2001 3          9.50           0.27              0.51            (0.27)          (0.00)         10.01        8.30
2000 2          9.52           0.03             (0.02)           (0.03)          (0.00)          9.50        0.09

CLASS H
2003*         $10.60          $0.16 1          $(0.21)          $(0.15)         $(0.00)        $10.40       (0.49)%
2003 2         10.33           0.15 1            0.27            (0.15)          (0.00)         10.60        3.96

                                                             RATIO         RATIO OF NET
                                           RATIO OF NET   OF EXPENSES   INVESTMENT INCOME
                              RATIO OF      INVESTMENT     TO AVERAGE       TO AVERAGE
              NET ASSETS      EXPENSES        INCOME       NET ASSETS       NET ASSETS       PORTFOLIO
                END OF       TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE        TURNOVER
             PERIOD (000)    NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE

---------------------------------------------------------------------------------------------------------
 NATIONAL TAX EXEMPT BOND FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2003*          $178,902         0.63%          3.99%          0.78%           3.84%               3%
2003            175,441         0.60           3.92           0.75            3.77               11
2002 4          167,578         0.60           4.19           0.75            4.04               19
2001            162,015         0.60           4.39           0.80            4.19               27
2000             95,634         0.54           4.37           0.81            4.10               65
1999            100,638         0.36           4.39           0.87            3.88               23

CLASS A
2003*          $  4,353         0.88%          3.74%          1.03%           3.59%               3%
2003              4,443         0.85           3.67           1.00            3.52               11
2002 4            7,385         0.80           3.99           0.95            3.84               19
2001              6,644         0.70           4.29           0.90            4.09               27
2000              4,009         0.64           4.27           0.91            4.00               65
1999 2            4,205         0.46           4.29           0.97            3.78               23

CLASS B
2003*          $    838         1.58%          3.04%          1.73%           2.89%               3%
2003                828         1.56           2.96           1.71            2.81               11
2002 4              749         1.51           3.28           1.66            3.13               19
2001                500         1.40           3.59           1.55            3.44               27
2000                224         1.35           3.56           1.56            3.35               65
1999 2              275         1.17           3.58           1.68            3.07               23

CLASS C
2003*          $     93         1.58%          3.04%          1.73%           2.89%               3%
2003                 91         1.56           2.96           1.71            2.81               11
2002 4               19         1.56           3.23           1.71            3.08               19
2001 3               82         1.55           3.44           1.70            3.29               27
2000 2               --         1.50           3.41           1.65            3.26               65

CLASS H
2003*          $     55         1.58%          3.04%          1.73%           2.89%               3%
2003 2                5         1.56           2.96           1.71            2.81               11

* FOR THE SIX MONTHS ENDED NOVEMBER 30, 2003. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL
  RETURN EXCLUDES SALES CHARGE.
1 PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
2 NATIONAL TAX EXEMPT BOND FUND CLASS A, CLASS B, CLASS C AND CLASS H COMMENCED
  OPERATIONS ON JUNE 22, 1998, JANUARY 28, 1999, FEBRUARY 24, 2000 AND DECEMBER 16, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
3 INFORMATION PRESENTED FOR NATIONAL TAX EXEMPT BOND FUND CLASS C AND
  PENNSYLVANIA MUNICIPAL BOND FUND CLASS C REFLECTS THE IMPACT OF THE LOW LEVEL OF ASSETS AT THE BEGINNING OF THE PERIOD AND THROUGHOUT THE YEAR ENDED MAY 31, 2001. BECAUSE OF THE LOW ASSET LEVELS, THE INFORMATION PRESENTED IS NOT CONSIDERED MEANINGFUL RELATIVE TO THE OTHER SHARE CLASSES OF THE FUND.
4 AS REQUIRED, EFFECTIVE JUNE 1, 2001, NATIONAL TAX EXEMPT BOND FUND ADOPTED
  THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON FIXED INCOME SECURITIES.
  THIS RESULTED IN A $0.01 INCREASE IN NET INVESTMENT INCOME PER SHARE AND A DECREASE OF $0.01 IN REALIZED AND UNREALIZED GAINS (LOSSES) PER SHARE FOR
  THE YEAR ENDED MAY 31, 2002. THE RATIO OF NET INVESTMENT INCOME TO AVERAGE
  NET ASSETS BEFORE THE ADOPTION WAS 4.12%, 3.92%, 3.21%, AND 3.16% FOR CLASS
  I, CLASS A, CLASS B, AND CLASS C, RESPECTIVELY, FOR THE YEAR ENDED MAY 31, 2002. THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS AFTER THE ADOPTION WAS 4.19%, 3.99%, 3.28%, AND 3.23% FOR CLASS I, CLASS A, CLASS B,
  AND CLASS C, RESPECTIVELY, FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA
  AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO
  REFLECT THIS CHANGE.
5 OHIO TAX EXEMPT BOND FUND CLASS B, CLASS C AND CLASS H COMMENCED OPERATIONS
  ON DECEMBER 4, 2001, JUNE 23, 2000 AND APRIL 1, 2002, RESPECTIVELY. ALL
  RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
6 AS REQUIRED, EFFECTIVE JUNE 1, 2001, OHIO TAX EXEMPT BOND FUND ADOPTED THE
  PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON FIXED INCOME SECURITIES. THERE WAS
  NO EFFECT ON PER SHARE DATA, FROM THESE CHANGES, FOR THE YEAR ENDED MAY 31, 2002. THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BEFORE THE ADOPTION WAS 4.22%, 4.02%, 3.31%, 3.26%, AND 3.18% FOR CLASS I, CLASS A,
  CLASS B, CLASS C, AND CLASS H, RESPECTIVELY, FOR THE YEAR ENDED MAY 31,
  2002. THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS AFTER THE ADOPTION WAS 4.20%, 4.00%, 3.29%, 3.24%, AND 3.16% FOR CLASS I, CLASS A,
  CLASS B, CLASS C, AND CLASS H, RESPECTIVELY, FOR THE YEAR ENDED MAY 31,
  2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.
7 PENNSYLVANIA MUNICIPAL BOND FUND CLASS C AND CLASS H COMMENCED OPERATIONS
  ON FEBRUARY 24, 2000 AND JULY 22, 2003, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
8 AS REQUIRED, EFFECTIVE JUNE 1, 2001, PENNSYLVANIA MUNICIPAL BOND FUND
  ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR
  INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON FIXED INCOME SECURITIES. THERE WAS NO EFFECT ON PER SHARE DATA OR THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS, FROM THESE CHANGES, FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.
SEE NOTES TO FINANCIAL STATEMENTS.

             NET ASSET                      REALIZED AND       DIVIDENDS    DISTRIBUTIONS
               VALUE,          NET           UNREALIZED        FROM NET       FROM NET        NET ASSET
             BEGINNING     INVESTMENT        GAIN (LOSS)      INVESTMENT      REALIZED       VALUE, END     TOTAL
             OF PERIOD       INCOME        ON INVESTMENTS       INCOME      CAPITAL GAINS     OF PERIOD     RETURN+

--------------------------------------------------------------------------------------------------------------------
 OHIO TAX EXEMPT BOND FUND
--------------------------------------------------------------------------------------------------------------------
CLASS I
2003*         $11.70          $0.21 1          $(0.22)          $(0.21)         $(0.00)        $11.48       (0.10)%
2003           11.20           0.44 1            0.50            (0.44)          (0.00)         11.70        8.56
2002 6         11.04           0.47 1            0.16            (0.47)          (0.00)         11.20        5.81
2001           10.49           0.48              0.55            (0.48)          (0.00)         11.04       10.00
2000           11.03           0.48             (0.53)           (0.48)          (0.01)         10.49       (0.40)
1999           11.13           0.53             (0.09)           (0.53)          (0.01)         11.03        3.94

CLASS A
2003*         $11.66          $0.19 1          $(0.22)          $(0.19)         $(0.00)        $11.44       (0.23)%
2003           11.17           0.41 1            0.49            (0.41)          (0.00)         11.66        8.21
2002 6         11.00           0.44 1            0.18            (0.45)          (0.00)         11.17        5.70
2001           10.46           0.47              0.54            (0.47)          (0.00)         11.00        9.81
2000           11.00           0.47             (0.53)           (0.47)          (0.01)         10.46       (0.51)
1999           11.09           0.52             (0.08)           (0.52)          (0.01)         11.00        3.93

CLASS B
2003*         $11.63          $0.15 1          $(0.21)          $(0.15)         $(0.00)        $11.42       (0.50)%
2003           11.14           0.33 1            0.49            (0.33)          (0.00)         11.63        7.47
2002 5,6       11.10           0.18 1            0.04            (0.18)          (0.00)         11.14        1.99

CLASS C
2003*         $11.64          $0.15 1          $(0.21)          $(0.15)         $(0.00)        $11.43       (0.50)%
2003           11.15           0.33 1            0.49            (0.33)          (0.00)         11.64        7.46
2002 6         11.00           0.36 1            0.15            (0.36)          (0.00)         11.15        4.72
2001 5         10.61           0.36              0.38            (0.35)          (0.00)         11.00        7.08

CLASS H
2003*         $11.64          $0.15 1          $(0.21)          $(0.15)         $(0.00)        $11.43       (0.50)%
2003           11.15           0.33 1            0.49            (0.33)          (0.00)         11.64        7.47
2002 5,6       10.95           0.06 1            0.20            (0.06)          (0.00)         11.15        2.35
--------------------------------------------------------------------------------------------------------------------
 PENNSYLVANIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------
CLASS I
2003*         $10.96          $0.19 1          $(0.25)          $(0.18)         $(0.00)        $10.72       (0.52)%
2003           10.47           0.41 1            0.49            (0.41)          (0.00)         10.96        8.76
2002 8         10.36           0.46 1            0.11            (0.46)          (0.00)         10.47        5.57
2001            9.89           0.47 1            0.47            (0.47)          (0.00)         10.36        9.64
2000           10.39           0.45             (0.46)           (0.47)          (0.02)          9.89       (0.06)
1999           10.45           0.51             (0.07)           (0.49)          (0.01)         10.39        4.21

CLASS A
2003*         $10.98          $0.18 1          $(0.25)          $(0.17)         $(0.00)        $10.74       (0.64)%
2003           10.49           0.38 1            0.49            (0.38)          (0.00)         10.98        8.48
2002 8         10.38           0.44 1            0.11            (0.44)          (0.00)         10.49        5.36
2001            9.91           0.46 1            0.47            (0.46)          (0.00)         10.38        9.52
2000           10.40           0.44             (0.45)           (0.46)          (0.02)          9.91       (0.05)
1999           10.45           0.48             (0.04)           (0.48)          (0.01)         10.40        4.21

CLASS C
2003*         $10.97          $0.13 1          $(0.23)          $(0.13)         $(0.00)        $10.74       (0.90)%
2003           10.48           0.31 1            0.49            (0.31)          (0.00)         10.97        7.73
2002 8         10.38           0.35 1            0.11            (0.36)          (0.00)         10.48        4.46
2001 3          9.91           0.04 1            0.47            (0.04)          (0.00)         10.38        5.18
2000 7          9.95           0.13             (0.14)           (0.03)          (0.00)          9.91       (0.06)

CLASS H
2003 7        $10.98          $0.11 1          $(0.19)          $(0.10)         $(0.00)        $10.80       (0.72)%

                                                             RATIO         RATIO OF NET
                                           RATIO OF NET   OF EXPENSES   INVESTMENT INCOME
                              RATIO OF      INVESTMENT     TO AVERAGE       TO AVERAGE
              NET ASSETS      EXPENSES        INCOME       NET ASSETS       NET ASSETS       PORTFOLIO
                END OF       TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE        TURNOVER
             PERIOD (000)    NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE

---------------------------------------------------------------------------------------------------------
 OHIO TAX EXEMPT BOND FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2003*          $170,743         0.64%          3.59%          0.79%           3.44%               5%
2003            167,899         0.60           3.85           0.75            3.70                6
2002 6          154,461         0.60           4.20           0.75            4.05               19
2001            156,655         0.56           4.44           0.76            4.24               20
2000            166,164         0.52           4.52           0.80            4.24               31
1999            205,365         0.28           4.77           0.78            4.27               19

CLASS A
2003*          $ 12,184         0.89%          3.34%          1.04%           3.19%               5%
2003             14,859         0.85           3.60           1.00            3.45                6
2002 6           11,639         0.80           4.00           0.95            3.85               19
2001              8,460         0.66           4.34           0.86            4.14               20
2000              5,173         0.62           4.42           0.90            4.14               31
1999              4,808         0.38           4.67           0.88            4.17               19

CLASS B
2003*          $    787         1.59%          2.64%          1.74%           2.49%               5%
2003                706         1.56           2.89           1.71            2.74                6
2002 5,6            161         1.51           3.29           1.66            3.14               19

CLASS C
2003*          $  1,025         1.59%          2.64%          1.74%           2.49%               5%
2003              1,091         1.56           2.89           1.71            2.74                6
2002 6            1,025         1.56           3.24           1.71            3.09               19
2001 5              281         1.51           3.49           1.66            3.34               20

CLASS H
2003*          $    145         1.59%          2.64%          1.74%           2.49%               5%
2003                147         1.56           2.89           1.71            2.74                6
2002 5,6             30         1.59           3.16           1.74            3.01               19
---------------------------------------------------------------------------------------------------------
 PENNSYLVANIA MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2003*          $ 55,033         0.69%          3.52%          0.84%           3.37%               5%
2003             55,503         0.65           3.84           0.80            3.69               12
2002 8           51,319         0.64           4.40           0.79            4.25               13
2001             45,441         0.63           4.57           0.86            4.34               25
2000             45,021         0.53           4.55           0.84            4.24               38
1999             40,171         0.48           4.80           0.83            4.45               15

CLASS A
2003*          $  1,391         0.94%          3.27%          1.09%           3.12%               5%
2003              1,118         0.90           3.59           1.05            3.44               12
2002 8            1,015         0.84           4.20           0.99            4.05               13
2001                399         0.73           4.47           0.96            4.24               25
2000                216         0.63           4.45           0.94            4.14               38
1999                218         0.58           4.70           0.93            4.35               15

CLASS C
2003*          $    910         1.64%          2.57%          1.79%           2.42%               5%
2003                907         1.61           2.88           1.76            2.73               12
2002 8              463         1.60           3.44           1.75            3.29               13
2001 3                4         1.24           3.72           1.42            3.54               25
2000 7               --         1.53           3.55           1.68            3.40               38

CLASS H
2003 7         $     20         1.64%          2.57%          1.79%           2.42%               5%

ARMADA EQUITY FUNDS
STATEMENT OF NET ASSETS


ARMADA INTERNATIONAL EQUITY FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

FOREIGN COMMON STOCK -- 92.9%
AUSTRALIA -- 1.0%
  John Fairfax Holdings                                1,230,710       $  3,099
--------------------------------------------------------------------------------
BELGIUM -- 0.5%
  Umicore#                                                21,190          1,415
--------------------------------------------------------------------------------
BERMUDA -- 0.6%
  Accenture*                                              71,875          1,790
--------------------------------------------------------------------------------
BRAZIL -- 2.0%
  Aracruz Celulose                                       112,998          3,040
  Cia Vale do Rio Doce, ADR                               64,550          2,826
                                                                       --------
                                                                          5,866
--------------------------------------------------------------------------------
DENMARK -- 0.6%
  GN Store Nord AS                                       279,300          1,773
--------------------------------------------------------------------------------
FRANCE -- 4.7%
  Aventis, ADR                                            54,162          3,123
  Axa#                                                   113,882          2,188
  Carrefour                                               28,700          1,546
  Societe Generale, Cl A#                                 16,900          1,353
  TotalFinaElf                                            28,018          4,527
  TotalFinaElf, ADR                                       16,460          1,330
                                                                       --------
                                                                         14,067
--------------------------------------------------------------------------------
GERMANY -- 8.2%
  BASF#                                                   40,830          2,019
  Bayer AG                                               125,448          3,390
  Bayerische Motoren Werke#                               43,950          1,935
  Depfa Holding                                           15,950          1,830
  Deutsche Bank#                                          44,060          3,072
  Henkel KGaA#                                            18,123          1,345
  Infineon Technologies, ADR                             198,650          2,799
  SAP, ADR                                                51,310          1,978
  SGL Carbon*#                                            78,340          1,156
  Siemens#                                                66,710          4,867
                                                                       --------
                                                                         24,391
--------------------------------------------------------------------------------
HONG KONG -- 5.8%
  Anhui Conch Cement                                   1,508,860          1,768
  AsiaInfo Holdings*                                     220,000          1,531
  Brilliance China Automotive Holdings                 2,429,223          1,095
  CLP Holdings                                           507,500          2,463
  HSBC Holdings                                          385,117          5,901
  Jiangxi Copper                                       5,000,000          1,883
  Sung Hung Kai Properties                               346,900          2,792
                                                                       --------
                                                                         17,433
--------------------------------------------------------------------------------
IRELAND -- 1.6%
  Bank of Ireland                                        250,555          3,094
  Irish Life & Permanent                                 124,750          1,757
                                                                       --------
                                                                          4,851
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

ITALY -- 5.0%
  Alleanza Assicurazioni                                 129,200       $  1,344
  Banca Popolare di Milano                               453,000          2,693
  Bulgari                                                408,600          3,776
  ENI-Ente Nazionale Idrocarburi#                        143,150          2,440
  Mediolanum#                                            175,800          1,317
  Riunione Adriatica di Sicurta                          134,200          2,161
  Saipem                                                 170,592          1,254
                                                                       --------
                                                                         14,985
--------------------------------------------------------------------------------
JAPAN -- 18.6%
  Aeon#                                                  101,965          3,296
  Ajinomoto#                                             271,800          2,914
  Alps Electric                                           87,050          1,232
  Asics                                                  616,150          1,142
  Calsonic Kansei#                                       244,175          1,694
  Canon#                                                  85,120          3,933
  Eisai#                                                 119,300          3,023
  Honda Motor                                             45,300          1,853
  Kaneka#                                                217,300          1,510
  Matsushita Electric Industrial                         143,300          1,846
  Mitsubishi Heavy Industries#                           718,100          1,915
  Mitsubishi Tokyo Financial Group#                          432          3,227
  NEC Electronics                                         28,000          1,946
  Nippon Telegraph & Telephone#                              484          2,320
  Nomura Securities                                      241,000          3,829
  NTT Docomo                                               1,569          3,381
  Osaka Gas                                              640,000          1,677
  Ryohin Keikaku                                          96,660          2,886
  Secom                                                   31,000          1,126
  SMC                                                     16,760          1,999
  Sony, ADR                                               41,700          1,432
  TIS#                                                    51,800          1,632
  Toyota Motor#                                          130,310          3,914
  Yahoo Japan*                                               125          1,643
                                                                       --------
                                                                         55,370
--------------------------------------------------------------------------------
NETHERLANDS -- 4.0%
  Aegon NV                                               192,304          2,566
  ING Group, ADR                                         107,710          2,307
  Royal Dutch Petroleum, ADR                              89,730          4,029
  Unilever, ADR                                           50,100          3,011
                                                                       --------
                                                                         11,913
--------------------------------------------------------------------------------
NEW ZEALAND -- 0.6%
  Telecom Corp of New Zealand#                           545,900          1,814
--------------------------------------------------------------------------------
NORWAY -- 1.5%
  Norsk Hydro#                                            30,903          1,768
  Telenor                                                453,000          2,729
                                                                       --------
                                                                          4,497
--------------------------------------------------------------------------------
PERU -- 1.8%
  Cia de Minas Buenaventura, ADR                         179,960          5,239
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

SINGAPORE -- 2.8%
  Capitaland                                           2,669,800       $  2,416
  DBS Group Holdings                                     531,500          4,316
  Neptune Orient Lines*                                1,370,500          1,686
                                                                       --------
                                                                          8,418
--------------------------------------------------------------------------------
SOUTH KOREA -- 1.3%
  POSCO, ADR                                                   8             --
  Samsung Electronics, GDR                                11,790          2,281
  Sasol, ADR                                             120,690          1,523
                                                                       --------
                                                                          3,804
--------------------------------------------------------------------------------
SPAIN -- 3.6%
  Acerinox                                                78,700          3,640
  Antena 3 Television*                                       903             38
  Banco Bilbao Vizcaya Argentaria                         79,320            951
  Sociedad General de Aguas de Barcelona                 184,340          2,618
  Telefonica                                             276,303          3,577
                                                                       --------
                                                                         10,824
--------------------------------------------------------------------------------
SWEDEN -- 1.6%
  Atlas Copco, Cl A                                       71,370          2,550
  Ericsson, ADR*                                         132,500          2,152
                                                                       --------
                                                                          4,702
--------------------------------------------------------------------------------
SWITZERLAND -- 6.3%
  Nestle                                                  12,770          2,969
  Novartis                                               108,300          4,574
  Roche Holding                                           53,320          4,805
  Swatch Group, Cl B                                      22,080          2,532
  UBS                                                     60,663          3,907
                                                                       --------
                                                                         18,787
--------------------------------------------------------------------------------
TAIWAN -- 1.1%
  Delta Electronics                                    1,400,000          1,841
  Hon Hai Precision Industry                             413,000          1,596
                                                                       --------
                                                                          3,437
--------------------------------------------------------------------------------
UNITED KINGDOM -- 19.7%
  AstraZeneca, ADR                                        31,338          1,440
  Aviva                                                  195,500          1,557
  BG Group                                               228,700          1,077
  BOC Group                                              136,150          1,898
  BP                                                   1,175,303          8,202
  BP, ADR                                                 40,125          1,713
  Carphone Warehouse                                   1,404,500          3,237
  Centrica                                               639,300          2,081
  Diageo                                                 146,701          1,829
  Diageo, ADR                                             26,760          1,353
  Gallaher Group                                         207,750          2,117
  GlaxoSmithKline, ADR                                   122,600          5,625
  Hilton Group                                           951,080          3,460
  HSBC Holdings, ADR                                      39,930          3,037
  Kesa Electricals                                        81,520            343
  Kingfisher                                             356,562          1,691

--------------------------------------------------------------------------------
                                                    NUMBER OF SHARES/   VALUE
                                                        PAR (000)       (000)
--------------------------------------------------------------------------------

  National Grid Transco                                  101,600       $    687
  Royal Bank of Scotland Group                           229,945          6,418
  Shell Transport & Trading                              418,600          2,649
  Vodafone Group                                       2,416,429          5,548
  Vodafone Group, ADR                                    126,000          2,942
                                                                       --------
                                                                         58,904
--------------------------------------------------------------------------------

Total Foreign Common Stock (Cost $238,687)                              277,379
--------------------------------------------------------------------------------
FOREIGN RIGHTS -- 0.0%
BELGIUM -- 0.0%
  Umicore Rights                                           1,060              1
--------------------------------------------------------------------------------
SPAIN -- 0.0%
  Sociedad General de Aguas de
   Barcelona Rights                                      179,140             21
--------------------------------------------------------------------------------

Total Foreign Rights (Cost $0)                                               22
--------------------------------------------------------------------------------
FOREIGN BONDS -- 2.2%
BRAZIL -- 2.2%
  Federal Republic of Brazil
  11.000%, 08/17/40                                       $6,448          6,629
--------------------------------------------------------------------------------

Total Foreign Bonds (Cost $4,584)                                         6,629
--------------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 3.6%
  Armada Money Market Fund, Class I+                  10,548,316         10,548
--------------------------------------------------------------------------------

Total Related Party Money Market Fund (Cost $10,548)                     10,548
--------------------------------------------------------------------------------
MUTUAL FUNDS -- 0.8%
  Morgan Stanley Asia-Pacific Fund                       160,300          1,627
  Scudder New Asia Fund*                                  64,586            820
--------------------------------------------------------------------------------

Total Mutual Funds (Cost $2,439)                                          2,447
--------------------------------------------------------------------------------

Total Investments -- 99.5% (Cost $256,258)                              297,025
--------------------------------------------------------------------------------

Short Term Investments Held As Collateral For Loaned
  Securities -- 15.4% (Cost $46,009)++                                   46,009
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (14.9)%
  Investment Advisory Fees Payable                                         (284)
  12b-1 Fees Payable
    Class I                                                                 (68)
    Class A                                                                  (2)
  Administration Fees Payable                                               (17)
  Payable For Collateral For Loaned Securities                          (46,009)
  Payable For Investment Securities Purchased                              (968)
  Other Assets & Liabilities                                              2,765
--------------------------------------------------------------------------------

Total Other Assets & Liabilities; Net:                                  (44,583)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                             $298,451
--------------------------------------------------------------------------------

ARMADA EQUITY FUNDS
STATEMENT OF NET ASSETS


ARMADA INTERNATIONAL EQUITY FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------

NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                            $445,649
Undistributed net investment income                                       5,445
Accumulated net realized loss on investments                           (193,142)
Net unrealized appreciation of foreign currency
  and translation of other assets and liabilities
  in foreign currency                                                        26
Net unrealized appreciation on investments
  and futures                                                            40,473
--------------------------------------------------------------------------------
Total Net Assets                                                       $298,451
--------------------------------------------------------------------------------

Net Asset Value, Offering and Redemption
  Price Per Share -- Class I ($284,191,587 / 29,860,494
  outstanding shares of beneficial interest)                              $9.52
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($11,136,757 / 1,183,482 outstanding shares of beneficial interest)     $9.41
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($9.41 / 94.50%)              $9.96
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($2,103,958 / 230,190 outstanding shares of beneficial interest)        $9.14
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($667,727 / 73,013 outstanding shares of beneficial interest)           $9.15
--------------------------------------------------------------------------------
Net Asset Value Per Share -- Class H
  ($98,047 / 10,752 outstanding shares of beneficial interest)            $9.12
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class H
  ($9.12 / 99.00%)                                                        $9.21
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class R
  ($252,665 / 27,102 outstanding shares of beneficial interest)           $9.32
--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
+ SEE NOTE 3 IN  NOTES TO FINANCIAL STATEMENTS
++ SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
GDR -- GLOBAL DEPOSITORY RECEIPT
SEE NOTES TO FINANCIAL STATEMENTS.


Foreign currency exchange contract outstanding at November 30, 2003:

SETTLEMENT           CONTRACTS TO     IN EXCHANGE    CONTRACTS      UNREALIZED
MONTH      TYPE        RECEIVE            FOR        AT VALUE      DEPRECIATION
--------------------------------------------------------------------------------
01/04       Buy   JPY 1,091,000,000   $10,000,000   $9,991,950        $8,050
                                      ===========   ==========        ======

At November 30, 2003, sector diversification of the Fund was as follows:

                                                         % OF NET        VALUE
SECTOR DIVERSIFICATION                                    ASSETS         (000)
----------------------                                   --------      ---------

FOREIGN COMMON STOCK
  Automotive                                                 3.1%      $  9,397
  Banks                                                      7.9         23,482
  Chemicals                                                  2.7          7,929
  Commercial Services                                        0.6          1,790
  Consumer Cyclicals                                         5.7         17,018
  Consumer Non-Cyclicals                                     4.4         13,027
  Consumer Services                                          1.8          5,403
  Energy                                                     8.5         25,451
  Financials                                                 6.4         19,218
  Food, Beverage, & Tobacco                                  4.1         12,302
  Healthcare                                                 8.8         26,308
  Industrtials                                               4.3         12,913
  Insurance                                                  4.4         13,440
  Metals & Mining                                            5.3         15,671
  Real Estate                                                2.9          8,667
  Technology                                                 7.3         21,744
  Telecommunications                                         9.1         27,117
  Transportation                                             0.6          1,685
  Utilities                                                  5.0         14,839
                                                         -------       --------
  TOTAL FOREIGN COMMON STOCK                                92.9        277,401

FOREIGN BONDS                                                2.2          6,629
MUTUAL FUNDS                                                 0.8          2,447
MONEY MARKET FUND                                            3.6         10,548
                                                         -------       --------
   TOTAL INVESTMENTS                                        99.5        297,025

SHORT TERM INVESTMENTS HELD AS
  COLLATERAL FOR LOANED SECURITIES                          15.4         46,009
OTHER ASSETS AND LIABILITIES, NET                          (14.9)       (44,583)
                                                         -------       --------
 NET ASSETS                                                100.0%      $298,451
                                                         =======       ========

                                                             ARMADA EQUITY FUNDS
                                                         STATEMENT OF NET ASSETS


ARMADA LARGE CAP CORE EQUITY FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 97.2%
BASIC MATERIALS -- 11.7%
  3M                                                      47,810       $  3,779
  Freeport-McMoran Copper & Gold, Cl B#                  111,500          4,854
  International Paper                                     86,900          3,233
  MeadWestvaco                                            85,240          2,175
  Praxair                                                 61,660          4,426
  Weyerhaeuser                                            72,230          4,117
                                                                       --------
                                                                         22,584
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 3.5%
  Accenture*                                             117,700          2,931
  Sungard Data Systems*                                  142,200          3,842
                                                                       --------
                                                                          6,773
--------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 6.2%
  Lowe's                                                  74,660          4,353
  Staples*                                               158,200          4,295
  TJX                                                    141,260          3,191
                                                                       --------
                                                                         11,839
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 4.4%
  H.J. Heinz                                              87,240          3,149
  Kimberly-Clark                                          98,110          5,320
                                                                       --------
                                                                          8,469
--------------------------------------------------------------------------------
CONSUMER SERVICES -- 3.6%
  Fox Entertainment Group, Cl A*                         130,460          3,725
  Gannett                                                 37,950          3,286
                                                                       --------
                                                                          7,011
--------------------------------------------------------------------------------
ENERGY -- 9.7%
  BP, ADR                                                 65,030          2,776
  ChevronTexaco                                           58,365          4,383
  ConocoPhillips                                          64,219          3,644
  Exxon Mobil                                            109,570          3,963
  Occidental Petroleum                                   105,190          3,859
                                                                       --------
                                                                         18,625
--------------------------------------------------------------------------------
FINANCIALS -- 14.1%
  Chubb#                                                  48,630          3,183
  Citigroup                                              101,450          4,772
  JP Morgan Chase                                         91,360          3,231
  Lincoln National#                                       94,750          3,715
  Merrill Lynch                                           63,400          3,598
  Metlife                                                137,240          4,486
  Morgan Stanley Dean Witter                              72,820          4,025
                                                                       --------
                                                                         27,010
--------------------------------------------------------------------------------
HEALTHCARE -- 12.9%
  AmerisourceBergen                                       46,040          2,914
  Anthem*#                                                52,740          3,804
  Bristol-Myers Squibb                                   149,650          3,943
  Eli Lilly                                               49,090          3,366
  Johnson & Johnson                                       54,270          2,675
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

  Merck                                                   66,220       $  2,688
  Pfizer                                                 163,750          5,494
                                                                       --------
                                                                         24,884
--------------------------------------------------------------------------------
INDUSTRIALS -- 7.0%
  Caterpillar                                             44,210          3,362
  Molex#                                                 131,920          4,242
  United Technologies                                     68,210          5,846
                                                                       --------
                                                                         13,450
--------------------------------------------------------------------------------
TECHNOLOGY -- 18.2%
  Dell Computer*                                          85,540          2,951
  EMC*                                                   205,100          2,818
  Intel                                                  126,870          4,241
  Intuit*                                                 64,900          3,263
  Microsoft                                              243,020          6,246
  Northrop Grumman                                        38,940          3,607
  Oracle*                                                274,680          3,299
  Symantec*#                                             122,580          4,024
  Texas Instruments                                      152,010          4,524
                                                                       --------
                                                                         34,973
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 2.1%
  Verizon Communications                                 120,160          3,938
--------------------------------------------------------------------------------
TRANSPORTATION -- 2.9%
  Burlington Northern Santa Fe                            74,590          2,220
  Union Pacific                                           53,150          3,385
                                                                       --------
                                                                          5,605
--------------------------------------------------------------------------------
UTILITIES -- 0.9%
  Dominion Resources of  Virginia                         28,780          1,735
--------------------------------------------------------------------------------

Total Common Stock (Cost $168,874)                                      186,896
--------------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 2.6%
  Armada Money Market Fund, Class I+                   4,973,770          4,974
--------------------------------------------------------------------------------

Total Related Party Money Market Fund (Cost $4,974)                       4,974
--------------------------------------------------------------------------------

Total Investments -- 99.8% (Cost $173,848)                              191,870
--------------------------------------------------------------------------------

Short Term Investments Held As Collateral For Loaned
  Securities -- 12.0% (Cost $23,115)++                                   23,115
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (11.8)%
  Investment Advisory Fees Payable                                         (117)
  12b-1 Fees Payable
   Class I                                                                  (19)
  Administration Fees Payable                                               (11)
  Custody Fees Payable                                                       (2)
  Payable For Collateral For Loaned Securities                          (23,115)
  Other Assets & Liabilities                                                527
--------------------------------------------------------------------------------

Total Other Assets & Liabilities; Net:                                  (22,737)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                             $192,248
--------------------------------------------------------------------------------

ARMADA EQUITY FUNDS
STATEMENT OF NET ASSETS


ARMADA LARGE CAP CORE EQUITY FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------

NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                            $182,900
Undistributed net investment income                                         408
Accumulated net realized loss on investments                             (9,128)
Net unrealized appreciation on investments and futures                   18,068
--------------------------------------------------------------------------------
Total Net Assets                                                       $192,248
--------------------------------------------------------------------------------

Net Asset Value, Offering and Redemption
  Price Per Share -- Class I ($183,364,426 / 17,319,278
  outstanding shares of beneficial interest)                             $10.59
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($5,935,075 / 566,121 outstanding shares of beneficial interest)       $10.48
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($10.48 / 95.00%)            $11.03
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($2,290,450 / 224,786 outstanding shares of beneficial interest)       $10.19
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($382,273 / 37,522 outstanding shares of beneficial interest)          $10.19
--------------------------------------------------------------------------------
Net Asset Value Per Share -- Class H
  ($227,728 / 22,401 outstanding shares of beneficial interest)          $10.17
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class H
  ($10.17 / 99.00%)                                                      $10.27
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class R
  ($47,869 / 4,587 outstanding shares of beneficial interest)            $10.44
--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS
++ SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
SEE NOTES TO FINANCIAL STATEMENTS.

                                                             ARMADA EQUITY FUNDS
                                                         STATEMENT OF NET ASSETS


ARMADA LARGE CAP GROWTH FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 98.1%
BASIC MATERIALS -- 3.6%
  3M                                                     108,300       $  8,560
  Air Products & Chemicals                               149,500          7,167
  Rohm & Haas                                            249,500         10,018
                                                                       --------
                                                                         25,745
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 5.3%
  Accenture*#                                            352,900          8,787
  Computer Sciences*                                     163,600          6,773
  DST Systems*#                                          192,000          7,166
  Fiserv*#                                               215,500          8,081
  Sungard Data Systems*                                  282,200          7,625
                                                                       --------
                                                                         38,432
--------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 11.0%
  Best Buy                                                92,700          5,747
  Coach*                                                 201,800          8,040
  Home Depot                                             217,700          8,003
  Kohl's*                                                163,600          7,905
  Lowe's                                                 190,300         11,094
  RadioShack                                             207,800          6,473
  Staples*                                               344,700          9,359
  TJX#                                                   454,200         10,260
  Wal-Mart Stores#                                       221,619         12,331
                                                                       --------
                                                                         79,212
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 4.9%
  Anheuser-Busch#                                        127,500          6,607
  Avon Products                                          105,100          7,199
  PepsiCo                                                236,315         11,372
  Procter & Gamble                                       106,578         10,257
                                                                       --------
                                                                         35,435
--------------------------------------------------------------------------------
CONSUMER SERVICES -- 4.8%
  Fox Entertainment Group, Cl A*                         315,200          8,999
  Hilton Hotels#                                         599,200          9,803
  Marriott, Cl A                                         175,700          8,052
  Viacom, Cl B                                           194,900          7,664
                                                                       --------
                                                                         34,518
--------------------------------------------------------------------------------
ENERGY -- 1.0%
  Noble*                                                 218,100          7,542
--------------------------------------------------------------------------------
FINANCIALS -- 8.7%
  ACE                                                    230,600          8,406
  American International Group                           119,991          6,954
  Citigroup                                              197,773          9,303
  Freddie Mac                                            137,050          7,458
  Goldman Sachs Group#                                   138,200         13,278
  Merrill Lynch                                          236,700         13,433
  Willis Group Holdings                                  124,300          4,108
                                                                       --------
                                                                         62,940
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

HEALTHCARE -- 19.6%
  Abbott Laboratories#                                   259,700       $ 11,479
  Amgen*                                                 133,800          7,695
  Boston Scientific*#                                    253,100          9,084
  Celgene*#                                               77,800          3,558
  Eli Lilly                                              117,200          8,035
  Forest Laboratories*                                   130,100          7,109
  Genzyme*                                                72,000          3,365
  Johnson & Johnson                                      301,036         14,838
  Medtronic                                              143,701          6,495
  Mylan Laboratories                                     299,900          7,593
  Pfizer                                                 890,256         29,868
  St. Jude Medical*#                                     127,000          8,044
  Stryker#                                               126,800         10,271
  Wellpoint Health Networks*#                             93,500          8,741
  Wyeth                                                  125,400          4,941
                                                                       --------
                                                                        141,116
--------------------------------------------------------------------------------
INDUSTRIALS -- 2.9%
  General Electric                                       407,667         11,688
  Molex#                                                 295,600          9,506
                                                                       --------
                                                                         21,194
--------------------------------------------------------------------------------
TECHNOLOGY -- 35.2%
  Adobe Systems                                          146,000          6,033
  Agere Systems*                                       1,784,600          6,318
  Altera*#                                               398,100         10,084
  Applied Materials*                                     233,200          5,667
  BMC Software*                                          251,000          4,174
  Cisco Systems*                                       1,059,724         24,013
  Dell Computer*#                                        386,900         13,348
  EMC*                                                   892,700         12,266
  Hewlett-Packard                                        331,400          7,188
  Intel                                                1,074,870         35,933
  Interactive*#                                          204,000          6,701
  Intuit*                                                179,500          9,025
  Lockheed Martin#                                       161,500          7,419
  Marvel Technology Group*                               180,200          7,116
  Microsoft#                                           1,196,848         30,759
  Nokia Oyj, ADR#                                        342,800          6,164
  Novell*                                                689,400          6,549
  Oracle*                                                853,400         10,249
  Sandisk*#                                              107,700          8,709
  Symantec*#                                             298,200          9,790
  Texas Instruments                                      352,332         10,486
  Veritas Software*                                      224,700          8,543
  Yahoo*                                                 181,300          7,792
                                                                       --------
                                                                        254,326
--------------------------------------------------------------------------------
TRANSPORTATION -- 1.1%
  Southwest Airlines                                     454,800          8,177
--------------------------------------------------------------------------------

Total Common Stock (Cost $609,252)                                      708,637
--------------------------------------------------------------------------------

ARMADA EQUITY FUNDS
STATEMENT OF NET ASSETS


ARMADA LARGE CAP GROWTH FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

RELATED PARTY MONEY MARKET FUND -- 1.6%
  Armada Money Market Fund, Class I+                  11,378,323      $  11,378
--------------------------------------------------------------------------------

Total Related Party Money Market Fund (Cost $11,378)                     11,378
--------------------------------------------------------------------------------

Total Investments -- 99.7% (Cost $620,630)                              720,015
--------------------------------------------------------------------------------

Short Term Investments Held As Collateral For Loaned
  Securities -- 16.6% (Cost $120,073)++                                 120,073
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (16.3)%
  Investment Advisory Fees Payable                                         (442)
  12b-1 Fees Payable
    Class I                                                                 (92)
    Class A                                                                 (16)
    Class B                                                                  (1)
  Administration Fees Payable                                               (41)
  Custody Fees Payable                                                       (6)
  Payable For Collateral For Loaned Securities                         (120,073)
  Payable For Investment Securities Purchased                           (27,660)
  Other Assets & Liabilities                                             30,244
--------------------------------------------------------------------------------

Total Other Assets & Liabilities; Net:                                 (118,087)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                            $ 722,001
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------

NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                           $ 641,763
Undistributed net investment income                                          95
Accumulated net realized loss on investments                            (19,242)
Net unrealized appreciation on investments                               99,385
--------------------------------------------------------------------------------
Total Net Assets                                                      $ 722,001
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I ($570,280,271 / 30,447,098
  outstanding shares of beneficial interest)                             $18.73
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($144,614,809 / 7,809,575 outstanding shares of beneficial interest)   $18.52
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($18.52 / 94.50%)            $19.60
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($5,949,441 / 333,469 outstanding shares of beneficial interest)       $17.84
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($607,667 / 34,021 outstanding shares of beneficial interest)          $17.86
--------------------------------------------------------------------------------
Net Asset Value Per Share -- Class H
  ($82,356 / 4,612 outstanding shares of beneficial interest)            $17.86
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class H
  ($17.86 / 99.00%)                                                      $18.04
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class R
  ($466,016 / 25,177 outstanding shares of beneficial interest)          $18.51
--------------------------------------------------------------------------------
* Non-income producing security
# SECURITY FULLY OR PARTIALLY ON LOAN
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS
++ SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
SEE NOTES TO FINANCIAL STATEMENTS.

                                                             ARMADA EQUITY FUNDS
                                                         STATEMENT OF NET ASSETS


ARMADA LARGE CAP ULTRA FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 98.0%
BASIC MATERIALS -- 2.5%
  3M                                                      11,900       $    941
  Rohm & Haas                                             27,500          1,104
                                                                       --------
                                                                          2,045
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 4.7%
  Accenture*                                              41,400          1,031
  Computer Sciences*                                      23,000            952
  Fiserv*#                                                24,200            908
  Sungard Data Systems*                                   34,200            924
                                                                       --------
                                                                          3,815
--------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 11.2%
  Best Buy                                                10,900            676
  Coach*                                                  21,900            872
  Home Depot                                              34,700          1,276
  Kohl's*                                                 18,500            894
  Lowe's                                                  18,900          1,102
  RadioShack                                              24,700            769
  Staples*                                                35,500            964
  TJX                                                     48,400          1,093
  Wal-Mart Stores#                                        24,572          1,367
                                                                       --------
                                                                          9,013
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 5.1%
  Anheuser-Busch                                          13,400            694
  Avon Products                                           15,800          1,082
  PepsiCo                                                 24,500          1,179
  Procter & Gamble                                        11,500          1,107
                                                                       --------
                                                                          4,062
--------------------------------------------------------------------------------
CONSUMER SERVICES -- 5.0%
  Fox Entertainment Group, Cl A*                          32,500            928
  Hilton Hotels#                                          58,800            962
  Marriott, Cl A                                          27,700          1,269
  Viacom, Cl B                                            21,900            861
                                                                       --------
                                                                          4,020
--------------------------------------------------------------------------------
ENERGY -- 0.8%
  Noble*                                                  19,100            661
--------------------------------------------------------------------------------
FINANCIALS -- 8.3%
  ACE                                                     24,500            893
  American International Group                            12,979            752
  Citigroup                                               17,600            828
  Freddie Mac                                             16,300            887
  Goldman Sachs Group                                     15,700          1,508
  Merrill Lynch                                           17,900          1,016
  Willis Group Holdings#                                  24,600            813
                                                                       --------
                                                                          6,697
--------------------------------------------------------------------------------
HEALTHCARE -- 20.9%
  Abbott Laboratories#                                    34,300          1,516
  Amgen*                                                  18,800          1,081
  Boston Scientific*                                      27,200            976
  Celgene*                                                12,800            585


--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

  Eli Lilly                                               13,000       $    891
  Forest Laboratories*                                    14,400            787
  Genzyme*                                                11,600            542
  Johnson & Johnson                                       35,820          1,766
  Medtronic                                               19,560            884
  Mylan Laboratories                                      34,200            866
  Pfizer                                                 110,500          3,707
  St. Jude Medical*                                       14,500            919
  Stryker                                                  9,600            778
  Wellpoint Health Networks*                              10,300            963
  Wyeth                                                   15,200            599
                                                                       --------
                                                                         16,860
--------------------------------------------------------------------------------
INDUSTRIALS -- 4.7%
  General Electric                                        96,224          2,759
  Molex                                                   32,800          1,055
                                                                       --------
                                                                          3,814
--------------------------------------------------------------------------------
TECHNOLOGY -- 33.8%
  Adobe Systems                                           22,600            934
  Agere Systems*                                         200,400            709
  Altera*                                                 38,400            973
  Applied Materials*                                      29,100            707
  BMC Software*                                           29,800            496
  Cisco Systems*                                         114,776          2,601
  Dell Computer*                                          50,500          1,742
  EMC*                                                    99,000          1,360
  Intel                                                  118,300          3,955
  Interactive*#                                           23,900            785
  Intuit*                                                 16,800            845
  Lockheed Martin#                                        17,200            790
  Marvel Technology Group*                                21,100            833
  Microsoft                                              144,388          3,711
  Novell*                                                 74,200            705
  Oracle*                                                 90,100          1,082
  Sandisk*#                                               17,800          1,439
  Symantec*#                                              26,200            860
  Texas Instruments                                       29,608            881
  Veritas Software*                                       24,300            924
  Yahoo*                                                  20,700            890
                                                                       --------
                                                                         27,222
--------------------------------------------------------------------------------
TRANSPORTATION -- 1.0%
  Southwest Airlines                                      46,200            831
--------------------------------------------------------------------------------

Total Common Stock (Cost $59,406)                                        79,040
--------------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 3.6%
  Armada Money Market Fund, Class I+                   2,859,255          2,859
--------------------------------------------------------------------------------

Total Related Party Money Market Fund (Cost $2,859)                       2,859
--------------------------------------------------------------------------------

Total Investments -- 101.6% (Cost $62,265)                               81,899
--------------------------------------------------------------------------------

Short Term Investments Held As Collateral For Loaned
  Securities -- 10.1% (Cost $8,137)++                                     8,137
--------------------------------------------------------------------------------

ARMADA EQUITY FUNDS
STATEMENT OF NET ASSETS


ARMADA LARGE CAP ULTRA FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES -- (11.7)%
  Investment Advisory Fees Payable                                     $    (49)
  12b-1 Fees Payable
    Class I                                                                 (17)
    Class A                                                                  (1)
  Administration Fees Payable                                                (5)
  Custody Fees Payable                                                       (1)
  Payable For Collateral For Loaned Securities                           (8,137)
  Payable For Investment Securities Purchased                            (2,986)
  Other Assets & Liabilities                                              1,765
--------------------------------------------------------------------------------

Total Other Assets & Liabilities; Net:                                   (9,431)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                             $ 80,605
--------------------------------------------------------------------------------

NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                            $108,147
Accumulated net investment loss                                             (99)
Accumulated net realized loss on investments                            (47,077)
Net unrealized appreciation on investments                               19,634
--------------------------------------------------------------------------------
Total Net Assets                                                       $ 80,605
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I ($69,987,295 / 7,717,735
  outstanding shares of beneficial interest)                              $9.07
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($6,827,363 / 772,613 outstanding shares of beneficial interest)        $8.84
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($8.84 / 94.50%)              $9.35
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($3,478,035 / 421,786 outstanding shares of beneficial interest)        $8.25
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($292,168 / 35,211 outstanding shares of beneficial interest)           $8.30
--------------------------------------------------------------------------------
Net Asset Value Per Share -- Class H
  ($20,297 / 2,445 outstanding shares of beneficial interest)             $8.30
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class H
  ($8.30 / 99.00%)                                                        $8.38
--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS
++ SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS
CL -- CLASS
SEE NOTES TO FINANCIAL STATEMENTS.

                                                             ARMADA EQUITY FUNDS
                                                         STATEMENT OF NET ASSETS


ARMADA LARGE CAP VALUE FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       of Shares        (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 97.8%
BASIC MATERIALS -- 7.8%
  EI du Pont de Nemours                                  133,560       $  5,537
  Freeport-McMoran Copper & Gold, Cl B#                  159,700          6,952
  International Paper                                    120,750          4,493
  MeadWestvaco                                           324,265          8,275
  Praxair#                                               117,630          8,444
  Weyerhaeuser                                           169,390          9,655
                                                                       --------
                                                                         43,356
--------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 4.4%
  Federated Department Stores#                           163,345          8,018
  Johnson Controls#                                       54,860          6,004
  TJX                                                    470,120         10,620
                                                                       --------
                                                                         24,642
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 5.1%
  Conagra Foods#                                         248,620          6,091
  General Mills#                                         138,280          6,224
  H.J. Heinz                                             209,390          7,559
  Kimberly-Clark                                         154,530          8,379
                                                                       --------
                                                                         28,253
--------------------------------------------------------------------------------
CONSUMER SERVICES -- 6.1%
  Clear Channel Communications                           205,720          8,601
  Comcast, Cl A*                                         190,254          5,970
  Gannett#                                               134,430         11,642
  Knight Ridder#                                         105,040          7,813
                                                                       --------
                                                                         34,026
--------------------------------------------------------------------------------
ENERGY -- 12.6%
  Apache                                                  81,480          5,850
  BP, ADR#                                               257,515         10,993
  ChevronTexaco                                          115,560          8,679
  ConocoPhillips#                                        178,797         10,145
  Exxon Mobil                                            278,780         10,084
  Marathon Oil                                           181,290          5,368
  Occidental Petroleum                                   240,840          8,834
  Suncor Energy                                          256,000          5,724
  Transocean Sedco Forex*                                259,300          5,025
                                                                       --------
                                                                         70,702
--------------------------------------------------------------------------------
FINANCIALS -- 28.2%
  Aegon                                                  537,112          7,160
  American International Group                           142,938          8,283
  Bank of America                                         83,815          6,322
  Bank One                                               162,400          7,042
  Chubb#                                                 152,040          9,951
  Citigroup                                              543,870         25,584
  Comerica#                                              208,600         10,879
  Franklin Resources                                     132,240          6,325
  Goldman Sachs Group#                                    78,710          7,562
  JP Morgan Chase                                        279,940          9,899
  Keycorp                                                200,300          5,566


--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

  Lincoln National#                                      341,080       $ 13,374
  Metlife#                                               348,970         11,408
  Morgan Stanley Dean Witter                             151,920          8,398
  US Bancorp                                             341,410          9,460
  Wachovia                                               234,820         10,743
                                                                       --------
                                                                        157,956
--------------------------------------------------------------------------------
HEALTHCARE -- 7.0%
  AmerisourceBergen#                                     175,780         11,125
  Anthem*#                                                87,070          6,279
  Bristol-Myers Squibb                                   146,320          3,856
  Merck                                                   92,720          3,764
  Pfizer                                                 231,440          7,765
  Wyeth                                                  154,785          6,099
                                                                       --------
                                                                         38,888
--------------------------------------------------------------------------------
INDUSTRIALS -- 6.7%
  Caterpillar                                            123,430          9,387
  Deere#                                                 167,040         10,228
  Masco#                                                 220,080          5,986
  United Technologies                                    138,100         11,835
                                                                       --------
                                                                         37,436
--------------------------------------------------------------------------------
TECHNOLOGY -- 6.1%
  Applied Materials*                                     290,283          7,054
  BMC Software*                                          265,580          4,416
  International Business Machines                         67,470          6,109
  Lockheed Martin                                        119,785          5,503
  Northrop Grumman                                        43,390          4,019
  Textron#                                               144,940          7,224
                                                                       --------
                                                                         34,325
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 5.4%
  AT&T                                                   171,025          3,391
  Bce#                                                   236,300          5,286
  BellSouth                                              196,950          5,127
  SBC Communications                                     318,285          7,410
  Verizon Communications                                 276,020          9,045
                                                                       --------
                                                                         30,259
--------------------------------------------------------------------------------
TRANSPORTATION -- 4.3%
  Burlington Northern Santa Fe                           384,638         11,450
  Union Pacific#                                         200,720         12,782
                                                                       --------
                                                                         24,232
--------------------------------------------------------------------------------
UTILITIES -- 4.1%
  Dominion Resources of  Virginia                        194,260         11,708
  Exelon                                                 184,310         11,394
                                                                       --------
                                                                         23,102
--------------------------------------------------------------------------------

Total Common Stock (Cost $494,388)                                      547,177
--------------------------------------------------------------------------------

ARMADA EQUITY FUNDS
STATEMENT OF NET ASSETS


ARMADA LARGE CAP VALUE FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

RELATED PARTY MONEY MARKET FUND -- 1.9%
  Armada Money Market Fund, Class I+                  10,402,934       $ 10,403
--------------------------------------------------------------------------------

Total Related Party Money Market Fund (Cost $10,403)                     10,403
--------------------------------------------------------------------------------

Total Investments -- 99.7% (Cost $504,791)                              557,580
--------------------------------------------------------------------------------

Short Term Investments Held As Collateral For Loaned
  Securities -- 21.4% (Cost $119,876)++                                 119,876
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (21.1)%
  Investment Advisory Fees Payable                                         (344)
  12b-1 Fees Payable
    Class I                                                                (102)
    Class A                                                                  (5)
    Class B                                                                  (7)
  Administration Fees Payable                                               (32)
  Custody Fees Payable                                                       (5)
  Payable For Collateral For Loaned Securities                         (119,876)
  Other Assets & Liabilities                                              2,279
--------------------------------------------------------------------------------

Total Other Assets & Liabilities; Net:                                 (118,092)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                             $559,364
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------

NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                            $532,797
Undistributed net investment income                                       1,388
Accumulated net realized loss on investments                           (27,850)
Net unrealized appreciation on investments and futures                   53,029
--------------------------------------------------------------------------------
Total Net Assets                                                       $559,364
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I ($510,400,566 / 32,973,914
  outstanding shares of beneficial interest)                             $15.48
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($38,245,040 / 2,477,063 outstanding shares of beneficial interest)    $15.44
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($15.44 / 94.50%)            $16.34
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($9,804,716 / 637,897 outstanding shares of beneficial interest)       $15.37
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($401,264 / 26,168 outstanding shares of beneficial interest)          $15.33
--------------------------------------------------------------------------------
Net Asset Value Per Share -- Class H
  ($131,713 / 8,618 outstanding shares of beneficial interest)           $15.28
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class H
  ($15.28 / 99.00%)                                                      $15.43
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class R
  ($380,807 / 24,685 outstanding shares of beneficial interest)          $15.43
--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS
++ SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
SEE NOTES TO FINANCIAL STATEMENTS.

                                                             ARMADA EQUITY FUNDS
                                                         STATEMENT OF NET ASSETS


ARMADA MID CAP GROWTH FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 97.7%
BASIC MATERIALS -- 3.7%
  Air Products & Chemicals                                12,700       $    609
  Freeport-McMoran Copper & Gold, Cl B#                   23,800          1,036
  Nucor                                                   10,700            600
  Rohm & Haas                                             19,200            771
  United Stationers*                                      17,300            698
                                                                       --------
                                                                          3,714
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 5.1%
  Affiliated Computer Services, Cl A*                      8,800            441
  Career Education*                                        9,100            465
  Computer Sciences*                                      12,700            526
  Fiserv*#                                                16,500            619
  Inveresk Research*                                      28,000            616
  Lamar Advertising*#                                     14,200            500
  Monster Worldwide*                                      33,900            816
  Robert Half*#                                           23,300            519
  Sungard Data Systems*                                   26,100            705
                                                                       --------
                                                                          5,207
--------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 9.6%
  99 Cents Only Stores*                                   26,600            737
  Advance Auto Parts*                                      8,600            702
  Best Buy                                                12,900            800
  Chico's Fas*#                                           21,300            817
  Coach*                                                  24,200            964
  Dollar Tree Stores*                                     12,900            410
  Ethan Allen Interiors                                   14,200            578
  MSC Industrial Direct                                   34,400            906
  RadioShack                                              22,522            701
  Staples*                                                37,800          1,026
  Tiffany                                                 18,800            853
  TJX                                                     22,600            510
  Williams-Sonoma*#                                       19,800            714
                                                                       --------
                                                                          9,718
--------------------------------------------------------------------------------
CONSUMER SERVICES -- 9.6%
  Ask Jeeves*                                             32,700            632
  Cheesecake Factory*                                     14,100            611
  Cnet Networks*                                          96,300            719
  Cognizant Technology Solutions*                         15,500            711
  Doubleclick*#                                          100,200            957
  Hewitt Associates*                                      13,100            396
  Hilton Hotels#                                          58,900            964
  International Game Technology                           25,500            884
  Juniper Networks*#                                      37,500            708
  Mandalay Resort                                         19,600            842
  Marriott, Cl A#                                         17,100            784
  Outback Steakhouse                                      17,600            788
  Univision Communications, Cl A*#                        18,500            667
                                                                       --------
                                                                          9,663
--------------------------------------------------------------------------------
ENERGY -- 2.6%
  BJ Services*                                            15,600            498
  ENSCO International                                     19,600            496
  Grant Prideco*                                          46,700            544


--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

  Nabors Industries*                                      15,200       $    564
  XTO Enegy                                               19,400            490
                                                                       --------
                                                                          2,592
--------------------------------------------------------------------------------
FINANCIALS -- 9.5%
  ACE                                                     16,800            612
  Affiliated Managers Group*                               9,700            645
  American Capital Strategies#                            29,390            860
  Ameritrade Holding*                                     60,100            755
  Chicago Mercantile#                                      9,400            644
  CIT Group                                               21,100            736
  CompuCredit*                                            26,900            637
  E*trade Group*#                                         60,100            651
  Friedman, Billings, Ramsey                              37,400            798
  Knight Trading Group*                                   48,800            704
  Raymond James Financial                                 13,500            499
  South Financial Group                                   24,300            693
  TCF Financial                                           12,900            680
  Willis Group Holdings#                                  21,200            701
                                                                       --------
                                                                          9,615
--------------------------------------------------------------------------------
HEALTHCARE -- 16.4%
  Allergan                                                11,900            889
  Amerigroup*                                             14,035            616
  Angiotech Pharmaceuticals*                              15,200            749
  Biogen Idec*#                                           28,005          1,069
  Biomet#                                                 25,400            909
  Caremark Rx*#                                           19,700            526
  Celgene*#                                               17,400            796
  Cephalon*                                               10,400            489
  Chiron*#                                                 9,800            525
  Covance*                                                19,200            502
  Cytyc*#                                                 37,600            485
  Human Genome Sciences*#                                 42,800            548
  Icos*                                                   15,300            692
  Laboratory of America Holdings*#                        13,400            484
  Medimmune*                                              34,200            814
  Millennium Pharmaceuticals*                             42,700            673
  Mylan Laboratories                                      36,600            927
  Neurocrine Biosciences*                                 12,800            676
  NPS Pharmacuticals*#                                    23,500            709
  Omnicare#                                               15,800            631
  OSI Pharmaceuticals*                                    18,800            559
  Protein Design Laboratories*#                           37,000            513
  St. Jude Medical*                                       10,600            671
  Zimmer Holdings*#                                       17,800          1,173
                                                                       --------
                                                                         16,625
--------------------------------------------------------------------------------
INDUSTRIALS -- 2.7%
  American Power Conversion                               45,700            999
  Idex                                                    17,600            695
  Molex                                                   32,100          1,032
                                                                       --------
                                                                          2,726
--------------------------------------------------------------------------------
TECHNOLOGY -- 35.7%
  Adobe Systems                                           22,100            913
  Agere Systems*                                         169,700            601

ARMADA EQUITY FUNDS
STATEMENT OF NET ASSETS


ARMADA MID CAP GROWTH FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

COMMON STOCK -- CONTINUED
TECHNOLOGY -- CONTINUED
  Akamai Technologies*                                    50,700       $    680
  Altera*                                                 43,100          1,092
  Amkor Technology*                                       45,200            882
  Ascential Software*                                     32,200            815
  Atmel*#                                                106,900            719
  Autodesk                                                35,300            820
  Broadcom, Cl A*#                                        26,400            962
  Citrix Systems*                                         23,400            562
  Comverse Technology*                                    36,500            702
  Corning*#                                               57,700            661
  Emulex*                                                 17,500            516
  Extreme Networks*                                       63,200            620
  Fairchild Semiconductor, Cl A*                          29,200            759
  Integrated Device Technology*#                          43,500            820
  Interactive*#                                           23,840            783
  Intersil, Cl A#                                         34,300            906
  Kla-Tencor*                                             12,300            721
  LAM Research*#                                          30,800            986
  Lawson Software*                                        82,200            694
  Macromedia*#                                            33,800            693
  Macrovision*                                            29,800            682
  Marvel Technology Group*                                27,200          1,074
  Mercury Interactive*#                                   15,100            707
  Micron Technology*#                                     51,400            669
  National Semiconductor*#                                23,600          1,055
  Network Appliance*#                                     38,600            892
  Network Associates*#                                    50,000            670
  Novell*                                                 81,500            774
  Novellus Systems*                                       25,800          1,129
  Open Text*#                                             25,700            481
  PMC-Sierra*                                             35,000            713
  Polycom*                                                40,700            807
  QLogic*                                                 11,300            642
  Realnetworks*#                                          90,700            541
  Red Hat*                                                52,900            703
  RF MicroDevices*#                                       59,200            690
  Sandisk*#                                                9,800            792
  Serena Software*                                        26,300            505
  Siebel Systems*                                         57,500            758
  Silicon Storage Technology*                             38,900            528
  Sonus Networks*                                         73,000            667
  SPX*                                                    13,000            706
  Teradyne*#                                              24,700            622
  United Microelectronics*                                97,800            512
  Utstarcom                                               28,000          1,061
  Western Digital*                                        72,900            907
                                                                       --------
                                                                         36,194
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.6%
  Nextel Partners,  Cl A*                                 51,700            609
--------------------------------------------------------------------------------
TRANSPORTATION -- 2.2%
  Airtran Holdings*#                                      51,800            765
  JB Hunt Transportation Services*                        29,200            764
  Southwest Airlines                                      40,000            719
                                                                       --------
                                                                          2,248
--------------------------------------------------------------------------------
Total Common Stock (Cost $84,449)                                        98,911
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

RELATED PARTY MONEY MARKET FUND -- 1.8%
  Armada Money Market Fund, Class I+                   1,843,667       $  1,844
--------------------------------------------------------------------------------

Total Related Party Money Market Fund (Cost $1,844)                       1,844
--------------------------------------------------------------------------------

Total Investments -- 99.5% (Cost $86,293)                               100,755
--------------------------------------------------------------------------------

Short Term Investments Held As Collateral For Loaned
  Securities -- 29.5% (Cost $29,834)++                                   29,834
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (29.0)%
  Investment Advisory Fees Payable                                          (82)
  12b-1 Fees Payable
    Class I                                                                 (19)
    Class A                                                                  (3)
  Administration Fees Payable                                                (6)
  Custody Fees Payable                                                       (1)
  Payable For Collateral For Loaned Securities                          (29,834)
  Payable For Investment Securities Purchased                            (2,818)
  Other Assets & Liabilities                                              3,433
--------------------------------------------------------------------------------

Total Other Assets & Liabilities; Net:                                  (29,330)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                             $101,259
--------------------------------------------------------------------------------

NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                            $171,970
Accumulated net investment loss                                            (539)
Accumulated net realized loss on investments                            (84,634)
Net unrealized appreciation on investments                               14,462
--------------------------------------------------------------------------------
Total Net Assets                                                       $101,259
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I ($77,602,175 / 11,493,137
  outstanding shares of beneficial interest)                              $6.75
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($18,943,979 / 2,921,240 outstanding shares of beneficial interest)     $6.48
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($6.48 / 94.50%)              $6.86
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($4,383,346 / 820,321 outstanding shares of beneficial interest)        $5.34
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($284,196 / 52,435 outstanding shares of beneficial interest)           $5.42
--------------------------------------------------------------------------------
Net Asset Value Per Share -- Class H
  ($45,582 / 8,412 outstanding shares of beneficial interest)             $5.42
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class H
  ($5.42 / 99.00%)                                                        $5.47
--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS
++ SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS
CL -- CLASS
SEE NOTES TO FINANCIAL STATEMENTS.

                                                             ARMADA EQUITY FUNDS
                                                         STATEMENT OF NET ASSETS


ARMADA S&P 500 INDEX FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 90.9%
BASIC MATERIALS -- 3.2%
  3M                                                      26,496       $  2,094
  Air Products & Chemicals#                                7,704            369
  Alcoa                                                   28,652            940
  Allegheny Technologies#                                  2,744             23
  Ashland                                                  2,313             92
  Avery Dennison                                           3,745            206
  Ball                                                     1,933            108
  Bemis                                                    1,800             82
  Boise Cascade                                            1,976             58
  Dow Chemical                                            31,035          1,165
  Eastman Chemical#                                        2,623             94
  EI du Pont de Nemours                                   33,762          1,400
  Engelhard                                                4,269            127
  Freeport-McMoran Copper & Gold, Cl B#                    5,666            247
  Georgia-Pacific Group                                    8,484            232
  Goodyear Tire & Rubber#                                  5,609             38
  Great Lakes Chemical                                     1,703             39
  Hercules*                                                3,726             38
  International Paper                                     16,235            604
  Louisiana-Pacific*#                                      3,545             64
  MeadWestvaco                                             6,793            173
  Monsanto                                                 8,862            240
  Newmont Mining#                                         14,635            705
  Nucor                                                    2,650            149
  Pactiv*                                                  5,406            121
  Phelps Dodge*                                            3,016            192
  PPG Industries                                           5,753            336
  Praxair                                                  5,507            395
  Rohm & Haas                                              7,526            302
  Sealed Air*                                              2,861            151
  Sherwin-Williams                                         4,977            161
  Sigma-Aldrich                                            2,402            129
  Temple-Inland                                            1,832            104
  United States Steel#                                     3,496             87
  Weyerhaeuser                                             7,425            423
  Worthington Industries                                   2,913             42
                                                                       --------
                                                                         11,730
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.5%
  Automatic Data Processing                               20,272            775
  Cintas                                                   5,778            270
  Computer Sciences*                                       6,346            263
  Convergys*                                               5,015             77
  Electronic Data Systems#                                16,216            351
  Equifax                                                  4,779            113
  First Data                                              24,963            945
  Fiserv*                                                  6,549            246
  IMS Health                                               8,239            190
  Interpublic Group#                                      13,208            188
  Monster Worldwide*                                       3,790             91
  Moody's                                                  5,027            288
  Omnicom Group                                            6,390            509
  Paychex                                                 12,760            491
  Pulte Homes                                              2,071            198
  Robert Half*                                             5,767            128


--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

  Ryder System                                             2,127       $     66
  Sungard Data Systems*                                    9,640            260
                                                                       --------
                                                                          5,449
--------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 7.6%
  Adolph Coors, Cl B                                       1,232             68
  Alberto-Culver, Cl B                                     1,988            121
  Autozone*                                                3,033            290
  Bed Bath & Beyond*                                      10,009            423
  Best Buy                                                10,923            677
  Big Lots*                                                3,957             58
  Black & Decker                                           2,630            122
  Centex                                                   2,110            231
  Circuit City Stores                                      7,024             91
  Cooper Tire & Rubber                                     2,494             50
  Costco Wholesale*#                                      15,462            554
  CVS                                                     13,356            500
  Dana#                                                    5,038             81
  Delphi Automotive Systems                               18,992            167
  Dillard's, Cl A                                          2,873             48
  Dollar General                                          11,307            239
  Family Dollar Stores                                     5,831            225
  Federated Department Stores                              6,350            312
  Fluor                                                    2,763            101
  Ford Motor#                                             62,045            819
  Fortune Brands#                                          4,926            337
  Gap#                                                    30,190            649
  General Motors#                                         19,004            813
  Home Depot                                              77,884          2,863
  JC Penney                                                9,119            227
  Johnson Controls                                         3,022            331
  Jones Apparel Group                                      4,336            150
  KB Home                                                  1,612            111
  Kohl's*                                                 11,486            555
  Leggett & Platt                                          6,538            133
  Limited                                                 17,695            317
  Liz Claiborne                                            3,639            127
  Lowe's                                                  26,434          1,541
  Maytag                                                   2,655             70
  Navistar*                                                2,313            100
  Nike, Cl B#                                              8,949            602
  Nordstrom                                                4,604            159
  Office Depot*#                                          10,467            166
  Paccar                                                   3,941            316
  RadioShack                                               5,709            178
  Reebok#                                                  2,009             81
  Sears Roebuck#                                           8,593            474
  Staples*                                                16,506            448
  Target                                                  30,873          1,195
  Tiffany                                                  4,921            223
  TJX                                                     17,305            391
  Toys 'R' Us*                                             7,222             85
  VF                                                       3,661            151
  Visteon                                                  4,431             35
  Vulcan Materials                                         3,442            153
  Wal-Mart Stores                                        148,030          8,236

ARMADA EQUITY FUNDS
STATEMENT OF NET ASSETS


ARMADA S&P 500 INDEX FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

COMMON STOCK -- CONTINUED
CONSUMER CYCLICALS -- CONTINUED
  Walgreen                                                34,742       $  1,279
  Whirlpool#                                               2,325            159
                                                                       --------
                                                                         27,832
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 7.6%
  Albertson's#                                            12,434            265
  Altria Group#                                           68,638          3,569
  Anheuser-Busch                                          27,967          1,449
  Archer-Daniels-Midland                                  21,845            312
  Avon Products                                            7,960            545
  Brown-Forman, Cl B                                       2,043            187
  Campbell Soup#                                          13,916            356
  Clorox                                                   7,347            345
  Coca-Cola                                               83,127          3,865
  Coca-Cola Enterprises                                   15,326            316
  Colgate-Palmolive                                       18,238            958
  Conagra Foods                                           18,204            446
  Ecolab                                                   8,908            234
  General Mills#                                          12,527            564
  Gillette                                                34,616          1,168
  H.J. Heinz                                              11,912            430
  Hershey Foods                                            4,446            345
  International Flavors & Fragrances                       3,181            103
  Kellogg                                                 13,781            493
  Kimberly-Clark                                          17,245            935
  Kroger*#                                                25,576            482
  McCormick & Company                                      4,718            135
  Newell Rubbermaid                                        9,295            213
  Pepsi Bottling Group                                     9,294            215
  PepsiCo                                                 58,240          2,803
  Procter & Gamble                                        43,888          4,224
  RJ Reynolds Tobacco Holdings                             2,858            158
  Safeway*#                                               14,963            311
  Sara Lee                                                26,344            541
  Supervalu                                                4,535            117
  Sysco                                                   22,021            800
  Tupperware                                               1,978             30
  UST#                                                     5,668            204
  Winn-Dixie Stores#                                       4,774             43
  Wm. Wrigley                                              7,629            421
                                                                       --------
                                                                         27,582
--------------------------------------------------------------------------------
CONSUMER SERVICES -- 5.7%
  American Greetings, Cl A*#                               2,234             47
  Apollo Group, Cl A*#                                     5,940            410
  AutoNation*                                              9,537            168
  Brunswick                                                3,060             92
  Carnival                                                21,308            750
  Clear Channel Communications                            20,818            870
  Comcast, Cl A*                                          76,233          2,392
  Darden Restaurants                                       5,706            118
  Deluxe                                                   1,874             77
  Dow Jones                                                2,758            137
  Eastman Kodak#                                           9,711            237
  eBay*                                                   21,526          1,202
  Gannett                                                  9,105            788


--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

  Halliburton                                             14,819       $    346
  Harley-Davidson#                                        10,249            483
  Harrah's Entertainment                                   3,718            178
  Hasbro                                                   5,872            130
  Hilton Hotels                                           12,773            209
  International Game Technology                           11,580            402
  Knight Ridder                                            2,769            206
  Marriott, Cl A                                           7,860            360
  Mattel#                                                 14,905            302
  May Department Stores#                                   9,778            290
  McDonald's                                              43,129          1,105
  McGraw-Hill                                              6,464            443
  Meredith                                                 1,686             81
  New York Times, Cl A                                     5,111            235
  RR Donnelley & Sons#                                     3,841            108
  Starbucks*#                                             13,238            425
  Starwood Hotels & Resorts Worldwide#                     6,801            234
  Time Warner, Inc.*#                                    153,432          2,498
  Tribune                                                 10,474            512
  Univision Communications, Cl A*#                        10,907            394
  Viacom, Cl B                                            59,523          2,340
  Walt Disney#                                            69,261          1,599
  Wendy's                                                  3,846            149
  Yum! Brands*                                             9,915            342
                                                                       --------
                                                                         20,659
--------------------------------------------------------------------------------
ENERGY -- 4.9%
  Amerada Hess                                             3,048            144
  Anadarko Petroleum#                                      8,456            380
  Apache                                                   5,478            393
  Baker Hughes                                            11,412            329
  BJ Services*                                             5,358            171
  Burlington Resources                                     6,806            342
  ChevronTexaco                                           36,214          2,720
  ConocoPhillips                                          23,008          1,305
  Constellation Energy Group                               5,605            211
  Devon Energy                                             7,823            386
  El Paso                                                 20,309            144
  EOG Resources                                            3,884            163
  Exxon Mobil                                            224,926          8,136
  Kerr-McGee                                               3,419            144
  Marathon Oil                                            10,504            311
  Nabors Industries*                                       4,937            183
  Noble*                                                   4,529            157
  Occidental Petroleum                                    12,856            471
  Rowan*                                                   3,174             67
  Schlumberger                                            19,738            926
  Sunoco                                                   2,598            125
  Transocean Sedco Forex*                                 10,840            210
  Unocal                                                   8,746            278
  Williams                                                17,550            165
                                                                       --------
                                                                         17,861
--------------------------------------------------------------------------------
FINANCIALS -- 18.8%
  ACE                                                      9,462            345
  Aetna                                                    5,148            331
  Aflac                                                   17,402            626
  Allstate#                                               23,862            964

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

  AMBAC Financial Group                                    3,602       $    248
  American Express                                        43,514          1,989
  American International Group                            88,419          5,124
  Amsouth Bancorporation                                  11,902            286
  AON                                                     10,582            232
  Bank of America#                                        50,576          3,815
  Bank of New York                                        26,137            802
  Bank One                                                38,306          1,661
  BB&T#                                                   18,440            726
  Bear Stearns                                             3,358            243
  Capital One Financial#                                   7,676            458
  Cendant*                                                34,526            765
  Charles Schwab                                          45,776            531
  Charter One Financial                                    7,627            253
  Chubb                                                    6,275            411
  Cincinnati Financial                                     5,448            221
  Citigroup                                              174,508          8,209
  Comerica#                                                5,938            310
  Concord EFS*                                            16,495            190
  Countrywide Credit#                                      4,638            490
  Fannie Mae                                              32,982          2,309
  Federated Investors, Cl B                                3,696            106
  Fifth Third Bancorp                                     19,186          1,115
  First Tennessee National                                 4,281            191
  FleetBoston Financial                                   35,645          1,447
  Franklin Resources                                       8,592            411
  Freddie Mac                                             23,596          1,284
  Golden West Financial                                    5,174            522
  Goldman Sachs Group                                     16,092          1,546
  H&R Block                                                6,072            330
  Hartford Financial Services                              9,486            522
  Huntington Bancshares                                    7,750            170
  Janus Capital Group                                      8,111            113
  Jefferson-Pilot                                          4,817            234
  John Hancock Financial Services                          9,796            360
  JP Morgan Chase                                         68,855          2,435
  Keycorp                                                 14,332            398
  Lehman Brothers Holdings                                 9,318            673
  Lincoln National                                         6,017            236
  Loews                                                    6,286            268
  Marsh & McLennan                                        18,149            807
  Marshall & Ilsley                                        7,684            285
  MBIA#                                                    4,877            283
  MBNA                                                    43,311          1,062
  Mellon Financial#                                       14,626            421
  Merrill Lynch                                           31,820          1,806
  Metlife                                                 25,768            842
  MGIC Investment#                                         3,346            177
  Morgan Stanley Dean Witter                              36,857          2,037
  National City                                           20,735            696
  North Fork Bancorporation                                5,310            212
  Northern Trust                                           7,472            335
  PNC Financial Services Group                             9,587            521
  Principal Financial Group                               11,095            367
  Progressive#                                             7,378            576
  Providian Financial*                                     9,825            111
  Prudential Financial                                    18,634            729
  Regions Financial                                        7,529            279


--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

  Safeco                                                   4,691       $    176
  SLM                                                     15,330            569
  SouthTrust                                              11,533            371
  St. Paul                                                 7,715            286
  State Street                                            11,268            574
  SunTrust Banks                                           9,495            675
  Synovus Financial                                       10,292            295
  T Rowe Price Group                                       4,139            174
  Torchmark#                                               3,935            174
  Travelers Property Casualty, Cl B                       34,116            532
  Union Planters                                           6,730            232
  UnumProvident#                                           9,753            146
  US Bancorp                                              65,075          1,803
  Wachovia                                                45,207          2,068
  Washington Mutual                                       31,125          1,426
  Wells Fargo                                             56,783          3,255
  XL Capital, Cl A                                         4,630            348
  Zions Bancorporation                                     3,056            188
                                                                       --------
                                                                         68,738
--------------------------------------------------------------------------------
HEALTHCARE -- 11.9%
  Abbott Laboratories                                     52,914          2,339
  Allergan                                                 4,415            330
  AmerisourceBergen                                        3,742            237
  Amgen*                                                  43,658          2,511
  Anthem*#                                                 4,687            338
  Applied Biosystems Group - Applera                       7,084            152
  Bard (C.R.)                                              1,764            133
  Bausch & Lomb                                            1,804             91
  Baxter International                                    19,721            549
  Becton Dickinson                                         8,634            346
  Biogen Idec*                                            11,051            422
  Biomet#                                                  8,746            313
  Boston Scientific*                                      27,808            998
  Bristol-Myers Squibb                                    65,705          1,731
  Cardinal Health#                                        15,134            925
  Chiron*#                                                 6,319            339
  Cigna                                                    4,752            255
  Eli Lilly                                               38,085          2,611
  Forest Laboratories*                                    12,305            672
  Genzyme*                                                 7,637            357
  Guidant                                                 10,485            595
  HCA - The Healthcare Company                            16,884            708
  Health Management Associates, Cl A                       8,091            208
  Humana*                                                  5,476            122
  Johnson & Johnson                                      100,637          4,960
  King Pharmaceuticals*                                    8,161            105
  Manor Care                                               3,051            108
  McKesson HBOC                                            9,814            287
  Medco Health Solutions                                   9,166            334
  Medimmune*                                               8,545            203
  Medtronic                                               41,339          1,868
  Merck                                                   75,704          3,074
  Pfizer                                                 263,815          8,851
  Quest Diagnostics*                                       3,571            261
  Schering-Plough                                         49,793            799
  St. Jude Medical*                                        5,812            368

ARMADA EQUITY FUNDS
STATEMENT OF NET ASSETS


ARMADA S&P 500 INDEX FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

COMMON STOCK -- CONTINUED
HEALTHCARE -- CONTINUED
  Stryker                                                  6,730       $    545
  Tenet Healthcare*#                                      15,818            231
  UnitedHealth Group                                      20,088          1,083
  Watson Pharmaceuticals*                                  3,629            171
  Wellpoint Health Networks*                               4,932            461
  Wyeth                                                   45,015          1,774
  Zimmer Holdings*                                         7,681            506
                                                                       --------
                                                                         43,271
--------------------------------------------------------------------------------
INDUSTRIALS -- 5.1%
  Allied Waste Industries*                                 7,086             88
  American Power Conversion*                               6,664            146
  Caterpillar                                             11,676            888
  Cummins#                                                 1,407             65
  Deere#                                                   8,115            497
  Emerson Electric#                                       14,269            871
  General Electric                                       339,446          9,732
  Genuine Parts                                            5,893            186
  Grainger                                                 3,106            144
  Illinois Tool Works#                                    10,426            814
  Masco#                                                  16,156            439
  Molex#                                                   6,479            208
  Pall                                                     4,170            107
  Parker Hannifin#                                         4,004            220
  Rockwell Automation#                                     6,282            209
  Security Capital Industrial Trust                        6,063            185
  Snap-On Tools#                                           1,973             59
  Stanley Works                                            2,895             95
  Tyco International#                                     67,690          1,553
  United Technologies                                     15,861          1,359
  Waste Management                                        20,046            590
                                                                       --------
                                                                         18,455
--------------------------------------------------------------------------------
MEMBERSHIP ORGANIZATIONS -- 0.0%
  Express Scripts*                                         2,660            172
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.3%
  Apartment Investment and Management                      3,181            108
  Equity Office Properties Trust                          13,651            379
  Equity Residential Properties Trust                      9,239            271
  Plum Creek Timber                                        6,202            165
  Simon Property Group                                     6,407            304
                                                                       --------
                                                                          1,227
--------------------------------------------------------------------------------
TECHNOLOGY -- 17.3%
  ADC Telecommunications*                                 27,184             67
  Adobe Systems                                            7,859            325
  Advanced Micro Devices*                                 11,722            211
  Agilent Technologies*                                   15,976            452
  Altera*                                                 12,979            329
  American Standard*                                       2,435            243
  Analog Devices                                          12,383            616
  Andrew*                                                  5,195             61
  Apple Computer*                                         12,393            259
  Applied Materials*                                      56,182          1,365
  Applied Micro Circuits*                                 10,308             67


--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

  Autodesk                                                 3,790       $     88
  Avaya*                                                  14,460            197
  BMC Software*                                            7,908            131
  Boeing                                                  28,501          1,094
  Broadcom, Cl A*#                                        10,101            368
  CIENA*#                                                 15,969            113
  Cisco Systems*                                         237,921          5,391
  Citrix Systems*                                          5,604            135
  Computer Associates                                     19,596            457
  Compuware*                                              12,815             73
  Comverse Technology*                                     6,379            123
  Cooper Industries, Cl A                                  3,161            170
  Corning*#                                               42,910            492
  Crane                                                    2,009             58
  Danaher                                                  5,180            431
  Dell Computer*                                          87,060          3,004
  Dover                                                    6,865            263
  Eaton#                                                   2,529            260
  Electronic Arts*                                         9,872            437
  EMC*                                                    74,135          1,019
  Gateway*                                                10,985             49
  General Dynamics                                         6,690            541
  Goodrich                                                 3,984            110
  Hewlett-Packard                                        103,473          2,244
  Honeywell International                                 29,081            863
  Ingersoll-Rand, Cl A                                     5,742            358
  Intel                                                  220,423          7,369
  International Business Machines                         58,576          5,303
  Intuit*                                                  6,957            350
  ITT Industries                                           3,114            205
  Jabil Circuit*#                                          6,733            185
  JDS Uniphase*#                                          48,480            167
  Kla-Tencor*                                              6,451            378
  Lexmark*#                                                4,322            334
  Linear Technology                                       10,610            458
  Lockheed Martin                                         15,257            701
  LSI Logic*                                              12,720            119
  Lucent Technologies*                                   140,237            449
  Maxim Integrated Products                               11,006            573
  Mercury Interactive*#                                    2,894            135
  Micron Technology*#                                     20,632            268
  Microsoft                                              366,189          9,411
  Millipore*                                               1,643             70
  Motorola#                                               78,498          1,102
  National Semiconductor*                                  6,185            277
  NCR*#                                                    3,234            113
  Network Appliance*#                                     11,503            266
  Northrop Grumman                                         6,200            574
  Novell*                                                 12,486            119
  Novellus Systems*                                        5,082            222
  Nvidia*                                                  5,392            114
  Oracle*                                                177,727          2,134
  Parametric Technology*                                   8,964             31
  Peoplesoft*                                             12,508            264
  PerkinElmer                                              4,275             72
  Pitney Bowes                                             7,940            316
  PMC-Sierra*                                              5,727            117
  Power-One*                                               2,806             24

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

  QLogic*                                                  3,181       $    181
  Qualcomm                                                27,114          1,208
  Raytheon                                                13,917            386
  Sabre Holdings                                           4,857            101
  Sanmina*#                                               17,289            211
  Scientific-Atlanta                                       5,050            146
  Seagate*                                                 5,934             --
  Siebel Systems*                                         16,595            219
  Solectron*                                              28,128            165
  Sun Microsystems*                                      109,478            467
  Symantec*#                                              10,522            345
  Symbol Technologies                                      7,816            109
  Tektronix                                                2,875             79
  Tellabs*                                                13,975            112
  Teradyne*                                                6,269            158
  Texas Instruments                                       58,619          1,744
  Textron#                                                 4,579            228
  Thermo Electron*                                         5,483            131
  Thomas & Betts                                           1,982             41
  Unisys*#                                                11,111            181
  Veritas Software*                                       14,521            552
  Waters*                                                  4,212            135
  Xerox*#                                                 26,488            323
  Xilinx*                                                 11,437            430
  Yahoo*                                                  21,992            945
                                                                       --------
                                                                         63,281
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.1%
  Alltel#                                                 10,551            479
  AT&T#                                                   26,652            529
  AT&T Wireless Services*                                 91,927            690
  BellSouth                                               62,604          1,630
  CenturyTel                                               4,852            159
  Citizens Communications*                                 9,608            104
  Nextel Communications, Cl A*                            37,235            943
  Qwest Communications*                                   57,469            210
  Rockwell Collins                                         6,035            162
  SBC Communications                                     112,623          2,622
  Sprint (FON Group)                                      30,476            457
  Sprint (PCS Group)*#                                    34,692            159
  Verizon Communications                                  93,228          3,055
                                                                       --------
                                                                         11,199
--------------------------------------------------------------------------------
TRANSPORTATION -- 1.5%
  Burlington Northern Santa Fe                            12,632            376
  CSX                                                      7,245            246
  Delta Air Lines#                                         4,182             52
  FedEx                                                   10,113            735
  Norfolk Southern                                        13,213            283
  Southwest Airlines                                      26,403            475
  Union Pacific                                            8,613            548
  United Parcel Service, Cl B#                            38,145          2,776
                                                                       --------
                                                                          5,491
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

UTILITIES -- 2.4%
  AES*                                                    20,768       $    184
  Allegheny Energy*                                        4,261             46
  Ameren                                                   5,465            241
  American Electric Power#                                13,389            371
  Calpine*#                                               12,921             55
  Centerpoint Energy                                      10,355            100
  Cinergy                                                  5,969            218
  CMS Energy                                               4,885             39
  Consolidated Edison                                      7,569            305
  Dominion Resources of  Virginia                         11,076            668
  DTE Energy#                                              5,694            215
  Duke Energy#                                            30,547            551
  Dynegy, Cl A#                                           12,632             50
  Edison*#                                                11,044            225
  Entergy                                                  7,654            405
  Exelon                                                  10,991            679
  FirstEnergy                                             11,136            386
  FPL Group                                                6,213            395
  KeySpan                                                  5,333            188
  Kinder Morgan                                            4,138            225
  Nicor                                                    1,492             49
  NiSource                                                 8,900            185
  Peoples Energy                                           1,222             49
  PG&E*#                                                  13,871            348
  Pinnacle West Capital                                    3,093            122
  PPL                                                      6,108            250
  Progress Energy                                          8,163            358
  Progress Energy, CVO*                                    2,575             --
  Public Service Enterprise Group#                         7,657            314
  Sempra Energy                                            7,032            199
  Southern                                                25,043            733
  Teco Energy                                              5,983             78
  TXU#                                                    10,924            242
  XCEL Energy#                                            13,516            226
                                                                       --------
                                                                          8,699
--------------------------------------------------------------------------------

Total Common Stock (Cost $336,779)                                      331,646
--------------------------------------------------------------------------------
REGISTERED INVESTMENT COMPANY -- 0.7%
  S&P Depository Receipt, Trust Series                   125,000          2,662
--------------------------------------------------------------------------------

Total Registered Investment Company (Cost $2,706)                         2,662
--------------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 7.6%
  Armada Money Market Fund, Class I+                  27,797,648         27,798
--------------------------------------------------------------------------------

Total Related Party Money Market Fund (Cost $27,798)                     27,798
--------------------------------------------------------------------------------

Total Investments -- 99.2% (Cost $367,283)                              362,106
--------------------------------------------------------------------------------

Short Term Investments Held As Collateral For Loaned
  Securities -- 12.0% (Cost $43,748)++                                   43,748
--------------------------------------------------------------------------------

ARMADA EQUITY FUNDS
STATEMENT OF NET ASSETS


ARMADA S&P 500 INDEX FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES -- (11.2)%
  Investment Advisory Fees Payable                                     $    (59)
  12b-1 Fees Payable
    Class I                                                                 (63)
    Class A                                                                  (3)
  Administration Fees Payable                                               (21)
  Custody Fees Payable                                                       (4)
  Payable For Collateral For Loaned Securities                          (43,748)
  Other Assets & Liabilities                                              2,910
--------------------------------------------------------------------------------

Total Other Assets & Liabilities; Net:                                  (40,988)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                             $364,866
--------------------------------------------------------------------------------

NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                            $404,795
Undistributed net investment income                                         870
Accumulated net realized loss on investments                            (36,484)
Net unrealized depreciation on investments and futures                   (4,315)
--------------------------------------------------------------------------------
Total Net Assets                                                       $364,866
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I ($346,461,956 / 37,957,301
  outstanding shares of beneficial interest)                              $9.13
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($13,814,736 / 1,517,153 outstanding shares of beneficial interest)     $9.11
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($9.11 / 96.25%)              $9.46
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($2,370,395 / 261,995 outstanding shares of beneficial interest)        $9.05
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($1,228,272 / 135,534 outstanding shares of beneficial interest)        $9.06
--------------------------------------------------------------------------------
Net Asset Value Per Share -- Class H
  ($159,569 / 17,653 outstanding shares of beneficial interest)           $9.04
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class H
  ($9.04 / 99.00%)                                                        $9.13
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class R
  ($831,048 / 91,461 outstanding shares of beneficial interest)           $9.09
--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS
++ SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS
CL -- CLASS
SEE NOTES TO FINANCIAL STATEMENTS.

                                                             ARMADA EQUITY FUNDS
                                                         STATEMENT OF NET ASSETS


ARMADA SMALL CAP GROWTH FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 98.9%
BASIC MATERIALS -- 0.6%
  United Stationers*                                      34,000       $  1,372
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 15.1%
  Administaff*#                                           88,700          1,327
  Answerthink*                                           199,165          1,193
  Buffalo Wild Wings*                                     61,979          1,388
  Corillian*                                             319,100          1,899
  Diamondcluster International*                          169,700          1,605
  Digital Insight*                                        71,300          1,695
  Digitas*                                               184,800          1,610
  Findwhat.Com*#                                          94,800          1,436
  Gartner Group, Cl A*                                   136,774          1,767
  Gevity Hr                                               73,000          1,642
  Harris Interactive*#                                   206,500          1,425
  Igate Capital*                                         239,900          1,526
  Inforte*                                               143,101          1,231
  Inveresk Research*                                      52,500          1,156
  Kforce*                                                181,300          1,532
  Korn Ferry International*                              123,200          1,236
  Labor Ready*#                                          141,600          1,614
  Lightbridge*                                           131,100          1,262
  Mantech, Cl A*                                          45,300          1,162
  Modem Media*                                            63,756            402
  MPS Group*                                             162,400          1,494
  MTC Technologies*                                       38,800          1,162
  S1*                                                    148,300          1,309
  Sanchez Computer Associates*                           303,700          1,321
                                                                       --------
                                                                         33,394
--------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 5.2%
  Aeropostale*#                                           55,400          1,728
  AnnTaylor Stores*#                                      33,500          1,331
  Bombay*#                                               151,900          1,554
  Drugstore.Com*#                                        225,800          1,504
  Electronics Boutique Holdings*                          47,700          1,161
  Guitar Center*#                                         54,200          1,575
  MSC Industrial Direct                                   40,500          1,067
  Vans*                                                  124,900          1,599
                                                                       --------
                                                                         11,519
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 0.5%
  Panera Bread, Cl A*                                     27,900          1,088
--------------------------------------------------------------------------------
CONSUMER SERVICES -- 3.7%
  Ask Jeeves*                                             88,400          1,708
  Cnet Networks*                                         228,200          1,705
  Doubleclick*#                                          189,200          1,807
  Lexar Media*                                            77,600          1,657
  Sirius Satellite Radio*#                               640,000          1,318
                                                                       --------
                                                                          8,195
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

ENERGY -- 2.1%
  Grant Prideco*                                          94,000       $  1,095
  Grey Wolf*                                             409,200          1,387
  Patterson-UTI Energy*#                                  36,500          1,049
  Tom Brown*                                              39,930          1,116
                                                                       --------
                                                                          4,647
--------------------------------------------------------------------------------
FINANCIALS -- 8.5%
  Affiliated Managers Group*                              23,100          1,536
  Bankunited Financial, Cl A*                             41,800          1,064
  Brookline Bancorp                                       89,500          1,344
  Chicago Mercantile#                                     16,000          1,096
  CompuCredit*                                            66,700          1,579
  East-West Bancorp                                       29,400          1,540
  Encore Capital Group*                                   83,759          1,033
  Euronet Worldwide*                                      94,000          1,582
  Investors Financial Services#                           40,900          1,508
  Knight Trading Group*                                  108,400          1,564
  Privatebancorp                                          33,400          1,416
  Raymond James Financial#                                38,900          1,438
  Southcoast Financial*                                   34,800            722
  Southwest Bancorp of Texas#                             35,100          1,342
                                                                       --------
                                                                         18,764
--------------------------------------------------------------------------------
HEALTHCARE -- 14.2%
  Able Laboratories*#                                     67,921          1,259
  Affymetrix*#                                            45,100          1,113
  Amerigroup*#                                            29,000          1,273
  Angiotech Pharmaceuticals*                              38,500          1,897
  Avi Biopharma*#                                        196,600            963
  Cancervax*#                                             59,139            547
  Closure Medical Services*                               30,700          1,090
  Covance*#                                               50,700          1,325
  Dendreon*                                               98,149            777
  Epix Medical*                                           44,400            801
  Genelab Technologies*                                  650,800          1,237
  Genvec*#                                               228,400            815
  Guilford Pharmaceuticals*#                             174,400          1,191
  Human Genome Sciences*#                                 96,300          1,233
  Ilex Oncology*                                          67,800          1,415
  Integra LifeSciences Holdings*                          35,352          1,110
  Medarex*                                               167,800          1,141
  Merit Medical Systems*                                  49,500          1,549
  Neopharm*                                               25,763            462
  Neurocrine Biosciences*                                 21,000          1,109
  NPS Pharmacuticals*#                                    46,700          1,409
  OSI Pharmaceuticals*                                    42,200          1,255
  Progenics Pharmaceuticals*                              27,956            490
  Protein Design Laboratories*#                           80,800          1,120
  Select Medical                                          45,400          1,628
  Targeted Genetics*                                     525,479          1,125
  Tularik*                                               135,400          2,028
                                                                       --------
                                                                         31,362
--------------------------------------------------------------------------------

ARMADA EQUITY FUNDS
STATEMENT OF NET ASSETS


ARMADA SMALL CAP GROWTH FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

COMMON STOCK -- CONTINUED
INDUSTRIALS -- 4.0%
  American Superconductor*#                              130,100       $  1,374
  Applied Films*#                                         45,599          1,513
  Joy Global*                                             82,700          1,737
  Merix*#                                                 75,600          1,578
  Mykrolis*                                               99,800          1,581
  Newport*                                                63,300          1,078
                                                                       --------
                                                                          8,861
--------------------------------------------------------------------------------
TECHNOLOGY -- 43.8%
  Akamai Technologies*#                                  137,500          1,845
  Altiris*                                                52,100          1,607
  Anadigics*                                             186,500          1,250
  Applied Micro Circuits*                                179,600          1,160
  Arris Group*                                           135,971            877
  Asyst Technologies*                                    104,300          1,903
  Atmel*#                                                240,000          1,615
  ATMI*                                                   49,200          1,132
  Axcelis Technologies*                                  143,000          1,640
  Bell Microproducts*                                    169,282          1,458
  Benchmark Electronics*                                  44,850          1,647
  Blue Coat Systems*                                      80,000          1,679
  Cabot Microelectronics*                                 20,200          1,072
  California Micro Devices*#                             187,900          1,612
  ChipPAC, Cl A*                                         198,478          1,542
  Dot Hill Systems*                                      111,500          1,901
  Electro Scientific Industries*#                         57,300          1,378
  Enterasys Networks*                                    250,900          1,076
  Equinix*                                                47,900          1,278
  Extreme Networks*                                      174,200          1,709
  F5 Networks*                                            72,100          1,862
  Harmonic*                                              186,000          1,616
  Hifn*                                                  136,400          1,503
  Ibis Technology*                                       104,100          1,692
  Integrated Device Technology*#                          95,000          1,791
  Integrated Silicon Solutions*                           98,700          1,846
  Internap Network Services*#                            637,900          1,423
  Interwoven*#                                            89,875          1,346
  Kana Software*#                                        528,000          1,637
  Kulicke & Soffa Industries*#                            63,700          1,050
  Macromedia*#                                            83,700          1,717
  Macrovision*                                            75,100          1,720
  Manugistics Group*                                     241,700          1,610
  Marimba*                                               245,200          1,260
  MatrixOne*                                             256,000          1,523
  Micrel*#                                                90,900          1,554
  Micromuse*                                             199,000          1,602
  Microstrategy, Cl A*                                    21,300          1,150
  MRO Software*                                          105,000          1,449
  Netegrity*                                             148,000          1,813
  Netopia*                                                83,800          1,282
  Network Engines*                                       151,200          1,579
  O2Micro International*                                  56,035          1,345
  ON Semiconductor*                                      341,431          2,247
  Open Text*#                                             69,600          1,302


--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

  Radisys*#                                               96,103       $  1,768
  Radware Ltd.*                                           90,500          2,429
  Realnetworks*#                                         261,800          1,563
  Red Hat*                                                89,100          1,183
  Remec*#                                                101,600          1,140
  Retek*                                                 153,900          1,598
  RF MicroDevices*#                                      140,000          1,631
  Secure Computing*                                       86,300          1,297
  Sigma Designs*#                                        205,600          1,219
  Silicon Storage Technology*                            117,500          1,594
  Sonic Solutions*#                                       82,500          1,557
  Sonus Networks*                                        176,900          1,617
  Spectralink*                                            79,500          1,637
  Sycamore Networks*                                     238,100          1,267
  Tessera Technologies*                                   40,823            745
  Transmeta*                                             460,700          1,520
  Tripath Technology*#                                   257,800          1,219
  TTM Technologies*                                       89,000          1,504
  Vitesse Semiconductor*                                 185,000          1,351
  Xcelera*                                               346,600          1,001
                                                                       --------
                                                                         97,140
--------------------------------------------------------------------------------
TRANSPORTATION -- 1.2%
  Airtran Holdings*#                                      79,100          1,168
  Mesa Air Group*#                                       129,300          1,558
                                                                       --------
                                                                          2,726
--------------------------------------------------------------------------------

Total Common Stock (Cost $190,026)                                      219,068
--------------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 1.2%
  Armada Money Market Fund, Class I+                   2,674,515          2,675
--------------------------------------------------------------------------------

Total Related Party Money Market Fund (Cost $2,675)                       2,675
--------------------------------------------------------------------------------

Total Investments -- 100.1% (Cost $192,700)                             221,743
--------------------------------------------------------------------------------

Short Term Investments Held As Collateral For Loaned
  Securities -- 30.0% (Cost $66,465)++                                   66,465
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (30.1)%
  Investment Advisory Fees Payable                                         (181)
  12b-1 Fees Payable
    Class I                                                                 (37)
    Class A                                                                  (3)
    Class B                                                                  (1)
  Administration Fees Payable                                               (13)
  Custody Fees Payable                                                       (2)
  Payable For Collateral For Loaned Securities                          (66,465)
  Payable For Investment Securities Purchased                            (3,227)
  Other Assets & Liabilities                                              3,251
--------------------------------------------------------------------------------

Total Other Assets & Liabilities; Net:                                  (66,678)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                             $221,530
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------

NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                            $280,269
Accumulated net investment loss                                          (1,238)
Accumulated net realized loss on investments                            (86,544)
Net unrealized appreciation on investments and futures                   29,043
--------------------------------------------------------------------------------
Total Net Assets                                                       $221,530
--------------------------------------------------------------------------------

Net Asset Value, Offering and Redemption
  Price Per Share -- Class I ($190,726,759 / 19,482,149
  outstanding shares of beneficial interest)                             $ 9.79
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($23,610,232 / 2,449,122 outstanding shares of beneficial interest)    $ 9.64
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($9.64 / 94.50%)             $10.20
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($6,239,397 / 674,643 outstanding shares of beneficial interest)       $ 9.25
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($726,013 / 78,352 outstanding shares of beneficial interest)          $ 9.27
--------------------------------------------------------------------------------
Net Asset Value Per Share -- Class H
  ($82,918 / 8,940 outstanding shares of beneficial interest)            $ 9.28
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class H
  ($9.28 / 99.00%)                                                       $ 9.37
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class R
  ($145,000 / 15,044 outstanding shares of beneficial interest)          $ 9.64
--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS
++ SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS
CL -- CLASS
SEE NOTES TO FINANCIAL STATEMENTS.

ARMADA EQUITY FUNDS
STATEMENT OF NET ASSETS


ARMADA SMALL CAP VALUE FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 97.2%
BASIC MATERIALS -- 10.1%
  Albemarle                                              350,700     $    9,925
  Anchor Glass                                           404,040          5,919
  Aptargroup                                             172,800          6,032
  Arch Coal*#                                            363,740          9,635
  Harsco                                                 198,500          7,872
  Hercules*#                                             559,455          5,617
  Lone Star Technologies*                                580,261          8,037
  Maverick Tube*#                                        372,400          6,882
  Minerals Technologies                                  141,162          7,545
  Packaging Corporation of America#                      475,290          9,368
  Pope & Talbot                                          370,902          5,026
  Rayonier#                                              204,248          7,574
  RPM                                                    601,440          9,100
  Spartech                                               303,638          6,680
                                                                     ----------
                                                                        105,212
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 3.1%
  Buffalo Wild Wings*                                     49,306          1,104
  CDI*                                                   267,907          9,082
  Regis                                                  188,300          7,711
  Ryder System                                           228,068          7,113
  Watson Wyatt*                                          293,450          7,049
                                                                     ----------
                                                                         32,059
--------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 13.9%
  AnnTaylor Stores*#                                     138,458          5,502
  Arvinmeritor                                           243,274          4,834
  Big Lots*                                              605,806          8,881
  BJ's Wholesale Club*#                                  451,983         11,503
  Brown Shoe Company                                     204,884          7,157
  CSK Auto*                                              306,287          5,587
  Electronics Boutique Holdings*#                        266,000          6,474
  Forest City Enterprises, Cl A#                         114,503          5,372
  Haverty Furniture                                      248,837          5,315
  Hollywood Entertainment*                               553,348          7,559
  Insight Enterprises*                                   404,881          7,571
  Lafarge                                                134,213          5,114
  Linens 'N Things*#                                     403,237         11,859
  Men's Warehouse*                                       294,287          9,055
  Oshkosh Truck, Cl B                                    171,200          8,029
  Reebok#                                                160,130          6,444
  Russell#                                               444,780          8,179
  Skechers USA, Cl A*#                                 1,043,033          7,750
  Willbros Group*                                        415,601          5,266
  Wolverine World Wide                                   380,114          7,903
                                                                     ----------
                                                                        145,354
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 2.3%
  Cott*                                                  324,800          8,455
  Jarden*#                                               307,608          8,321
  Performance Food Group*#                               181,671          7,141
                                                                     ----------
                                                                         23,917
--------------------------------------------------------------------------------
CONSUMER SERVICES -- 2.7%
  Journal Communications, Cl A                           243,442          4,187
  M T R Gaming Group*                                    647,575          7,188


--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

  O'Charleys*#                                           326,840     $    5,573
  Rare Hospitality*                                      282,700          7,068
  Ruby Tuesday#                                          134,594          3,919
                                                                     ----------
                                                                         27,935
--------------------------------------------------------------------------------
ENERGY -- 8.7%
  Cimarex Energy*#                                       343,383          7,939
  Energy Partners*                                       493,400          5,995
  FMC Technologies*                                      301,667          6,420
  Headwaters*                                            391,000          7,460
  Houston Exploration*                                   114,796          3,916
  Key Energy Services*#                                1,021,418          9,305
  Newfield Exploration*#                                 235,656          9,638
  Oil States International*                              508,311          6,384
  Peabody Energy                                         267,321          9,009
  Precision Drilling*                                    155,591          6,119
  Premcor*                                                 9,509            221
  Spinnaker Exploration*#                                203,997          5,373
  Tesco*                                                 687,306          4,729
  Whiting Petroleum*                                     500,400          8,312
                                                                     ----------
                                                                         90,820
--------------------------------------------------------------------------------
FINANCIALS -- 14.9%
  Affiliated Managers Group*#                            111,920          7,443
  Amerus Group#                                          299,657         10,773
  Commercial Federal Savings & Loan                      225,379          6,085
  Delphi Financial Group, Cl A                           206,241         10,951
  First Federal Capital                                  281,729          6,601
  Fulton Financial                                       289,402          6,277
  MAF Bancorp#                                           123,307          5,414
  Odyssey Re Holdings#                                   270,140          6,183
  Phoenix#                                             1,287,150         14,480
  Provident Financial Group#                             300,607          9,307
  Raymond James Financial                                121,350          4,485
  Reinsurance Group of America#                          281,370         10,453
  Rli                                                    241,800          8,753
  Sky Financial Group                                    390,632          9,793
  South Financial Group                                  235,141          6,702
  Trustmark                                              283,127          8,349
  Webster Financial#                                     153,980          7,060
  Whitney Holding                                        241,687          9,477
  WR Berkley                                             226,284          7,728
                                                                     ----------
                                                                        156,314
--------------------------------------------------------------------------------
HEALTHCARE -- 6.8%
  Amerigroup*#                                           203,917          8,954
  Cooper#                                                125,562          5,732
  LabOne                                                 178,000          5,160
  Orthodontic Centers of America*#                       748,970          5,310
  Owens & Minor                                          430,018          9,121
  Polymedical Industries#                                342,069          8,867
  Province Healthcare*                                   747,839         11,464
  Sierra Health Services*                                337,800          9,256
  US Oncology                                            696,200          7,087
                                                                     ----------
                                                                         70,951
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

INDUSTRIALS -- 7.8%
  Barnes Group                                           284,600     $    8,518
  Casella Waste Systems, Cl A*                           771,747         10,341
  Cummins#                                               190,212          8,835
  Joy Global#                                            642,866         13,500
  Kadant*                                                326,522          5,861
  Mykrolis*                                              445,688          7,060
  Shaw Group*#                                           742,597          9,669
  Tecumseh Products, Cl A                                183,081          7,536
  York                                                   264,509         10,567
                                                                     ----------
                                                                         81,887
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 5.8%
  Alexandria Real Estate Equities#                       210,828         11,827
  Corporate Office Properties Trust#                     559,718         11,581
  Heritage Property Investment Trust                     398,117         11,207
  Highwoods Properties                                   394,593          9,683
  Ramco-Gershenson Properties Trust                      372,726          9,709
  Summit Properties                                      320,806          7,334
                                                                     ----------
                                                                         61,341
--------------------------------------------------------------------------------
TECHNOLOGY -- 13.0%
  Activision*#                                           569,679          8,716
  Agilysys#                                              721,020          8,119
  Alliant Techsystems*                                   192,782          9,838
  Anixter*#                                              294,102          6,779
  Avnet*#                                                497,812         10,618
  Brooks Automation*#                                    347,560          8,446
  Compuware*                                           1,691,547          9,676
  Fairchild Semiconductor, Cl A*                         524,289         13,631
  Fisher Scientific*                                     197,803          7,966
  Harris                                                 198,422          7,693
  Hyperion Solutions*#                                   168,125          5,578
  MSC Software*#                                         857,100          8,442
  NETIQ*#                                                582,904          6,989
  Planar Systems*                                        297,960          7,091
  United Defense Industries*                             240,791          8,009
  Verity*                                                611,061          8,775
                                                                     ----------
                                                                        136,366
--------------------------------------------------------------------------------
TRANSPORTATION -- 4.9%
  Arkansas Best                                          115,454          3,623
  Continental Airlines, Cl B*#                           525,120          9,794
  Expressjet Holdings*                                   464,830          7,302
  Pacer*                                                 426,938          8,936
  Quality Distribution*#                                 250,152          4,570
  Swift Transportation*                                  356,370          7,099
  Wabtec                                                 651,326         10,193
                                                                     ----------
                                                                         51,517
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

UTILITIES -- 3.2%
  AGL Resources                                          312,703     $    8,881
  Puget Energy                                           404,316          9,400
  UGI                                                    241,385          7,809
  Vectren                                                318,735          7,656
                                                                     ----------
                                                                         33,746
--------------------------------------------------------------------------------

Total Common Stock (Cost $844,999)                                    1,017,419
--------------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 2.6%
  Armada Money Market Fund, Class I+                  27,045,489         27,045
--------------------------------------------------------------------------------

Total Related Party Money Market Fund (Cost $27,045)                     27,045
--------------------------------------------------------------------------------

Total Investments -- 99.8% (Cost $872,044)                            1,044,464
--------------------------------------------------------------------------------

Short Term Investments Held As Collateral For Loaned
  Securities -- 21.8% (Cost $228,307)++                                 228,307
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (21.6)%
  Investment Advisory Fees Payable                                         (854)
  12b-1 Fees Payable
    Class I                                                                (100)
    Class A                                                                  (4)
    Class B                                                                  (3)
    Class C                                                                  (8)
    Class H                                                                  (1)
  Administration Fees Payable                                               (60)
  Custody Fees Payable                                                       (9)
  Payable For Collateral For Loaned Securities                         (228,307)
  Payable For Investment Securities Purchased                            (2,221)
  Other Assets & Liabilities                                              5,715
--------------------------------------------------------------------------------

Total Other Assets & Liabilities; Net:                                 (225,852)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                           $1,046,919
--------------------------------------------------------------------------------

ARMADA EQUITY FUNDS
STATEMENT OF NET ASSETS


ARMADA SMALL CAP VALUE FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------

NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                          $  813,431
Undistributed net investment income                                       2,829
Undistributed net realized gain on investments                           57,666
Net unrealized appreciation on investments and futures                  172,993
--------------------------------------------------------------------------------
Total Net Assets                                                     $1,046,919
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I ($835,917,409 / 39,244,336
  outstanding shares of beneficial interest)                             $21.30
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($180,925,360 / 8,790,018 outstanding shares of beneficial interest)   $20.58
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($20.58 / 94.50%)            $21.78
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($13,343,471 / 664,933 outstanding shares of beneficial interest)      $20.07
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($15,607,585 / 779,064 outstanding shares of beneficial interest)      $20.03
--------------------------------------------------------------------------------
Net Asset Value Per Share -- Class H
  ($1,125,166 / 56,153 outstanding shares of beneficial interest)        $20.04
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class H
  ($20.04 / 99.00%)                                                      $20.24
--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS
++ SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS
CL -- CLASS
SEE NOTES TO FINANCIAL STATEMENTS.

                                                             ARMADA EQUITY FUNDS
                                                         STATEMENT OF NET ASSETS


ARMADA SMALL/MID CAP VALUE FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 96.0%
BASIC MATERIALS -- 9.7%
  Agrium                                                  37,890       $    618
  Albemarle                                               18,595            526
  Aptargroup                                               9,000            314
  Harsco                                                  10,760            427
  Hercules*                                               43,900            441
  Maverick Tube*                                          25,138            465
  Packaging Corporation of America                        31,755            626
  Rayonier#                                               15,841            587
  RPM                                                     48,640            736
  Sappi, ADR                                              43,710            563
  Sherwin-Williams                                        17,700            574
                                                                       --------
                                                                          5,877
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 3.0%
  Manpower#                                                9,245            434
  Park Place Entertainment*                               49,970            523
  Regis                                                    7,700            315
  Ryder System                                            18,183            567
                                                                       --------
                                                                          1,839
--------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 11.3%
  Allete                                                  22,780            678
  Arvinmeritor                                            13,175            262
  Big Lots*                                               37,894            556
  BJ's Wholesale Club*#                                   30,460            775
  Hollywood Entertainment*                                44,890            613
  Kmart Holding*#                                         20,004            609
  Lafarge                                                 10,070            384
  Lear                                                     7,028            416
  Linens 'N Things*                                       23,170            681
  Liz Claiborne                                           16,735            586
  Men's Warehouse*                                        15,039            463
  Oshkosh Truck, Cl B                                     10,800            506
  Reebok                                                   8,130            327
                                                                       --------
                                                                          6,856
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 2.7%
  Bunge Limited*                                           7,582            216
  Cott*                                                   21,510            560
  Performance Food Group*                                 14,265            561
  Smithfield Foods*                                       12,740            298
                                                                       --------
                                                                          1,635
--------------------------------------------------------------------------------
CONSUMER SERVICES -- 5.6%
  Belo, Cl A                                              23,315            662
  Brunswick                                               16,700            502
  Journal Communications, Cl A                            13,768            237
  Metro-Goldwyn-Mayer*#                                   29,854            492
  Moore Wallace*                                          33,360            577
  Rare Hospitality*                                       19,630            491
  Ruby Tuesday                                            15,598            454
                                                                       --------
                                                                          3,415
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

ENERGY -- 8.8%
  Chesapeake Energy                                       18,433       $    225
  Constellation Energy Group                              16,928            637
  FMC Technologies*                                       12,479            266
  Headwaters*                                             21,000            401
  Key Energy Services*                                    53,585            488
  Newfield Exploration*                                   15,170            620
  Peabody Energy                                          17,720            597
  Pioneer Natural Resources*                              22,890            649
  Precision Drilling*                                      6,421            253
  Smith International*                                     9,833            369
  Spinnaker Exploration*                                  15,374            405
  Sunoco                                                   8,815            423
                                                                       --------
                                                                          5,333
--------------------------------------------------------------------------------
FINANCIALS -- 20.2%
  Affiliated Managers Group*                               5,505            366
  Amerus Group#                                           29,985          1,078
  Camden Property Trust                                   15,085            634
  Everest Re Group                                         9,371            770
  Fulton Financial                                         1,917             42
  Lincoln National                                         7,533            295
  Mercantile Bankshares                                   11,410            507
  Nationwide Financial Services, Cl A                     33,545          1,095
  Odyssey Re Holdings#                                    16,073            368
  Phoenix#                                               103,450          1,164
  PMI Group                                               14,356            534
  Radian Group                                            11,669            576
  Reinsurance Group of America                            14,181            527
  RenaissanceRe Holdings                                  14,570            699
  Sky Financial Group                                     18,595            466
  Sovereign Bancorp                                       30,700            696
  Trustmark                                               20,720            611
  Valley National Bancorp                                 18,755            557
  Whitney Holding                                         14,610            573
  WR Berkley                                              20,056            685
                                                                       --------
                                                                         12,243
--------------------------------------------------------------------------------
HEALTHCARE -- 5.1%
  Community Health Systems*                               33,993            920
  Coventry Health Care*                                   10,339            619
  Health Net*                                             18,480            604
  Manor Care*#                                             8,285            293
  Triad Hospitals*#                                       19,293            668
                                                                       --------
                                                                          3,104
--------------------------------------------------------------------------------
INDUSTRIALS -- 6.9%
  Agco*                                                   59,350          1,021
  Cummins#                                                12,590            585
  Pentair                                                 10,145            442
  Republic Services                                       25,300            644
  Rockwell Automation#                                    21,460            714
  York                                                    19,930            796
                                                                       --------
                                                                          4,202
--------------------------------------------------------------------------------

ARMADA EQUITY FUNDS
STATEMENT OF NET ASSETS


ARMADA SMALL/MID CAP VALUE FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

COMMON STOCK -- CONTINUED
REAL ESTATE -- 0.9%
  General Growth Properties                                3,715       $    300
  Kimco Realty                                             5,780            254
                                                                       --------
                                                                            554
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 1.6%
  Developers Diversified Realty                           10,420            329
  Highwoods Properties                                    24,620            604
                                                                       --------
                                                                            933
--------------------------------------------------------------------------------
TECHNOLOGY -- 14.2%
  3Com*                                                   27,300            204
  Activision*#                                            20,600            315
  Alliant Techsystems*                                     7,708            393
  Andrew*                                                 21,810            257
  Anixter*#                                               17,170            396
  Avnet*                                                  23,365            498
  BMC Software*                                           31,780            529
  Compuware*                                             119,500            684
  Entegris*                                               31,398            403
  Fairchild Semiconductor, Cl A*                          46,150          1,200
  Fisher Scientific*                                      15,745            634
  Harris                                                   8,650            335
  Hubbell, Cl B                                           15,085            664
  Hyperion Solutions*#                                    17,395            577
  National Semiconductor*#                                12,569            562
  United Defense Industries*                              13,935            463
  Vishay Intertechnology*#                                24,267            510
                                                                       --------
                                                                          8,624
--------------------------------------------------------------------------------
TRANSPORTATION -- 2.7%
  Continental Airlines, Cl B*#                            36,160            674
  Delta Air Lines#                                        46,440            582
  Swift Transportation*                                   18,810            375
                                                                       --------
                                                                          1,631
--------------------------------------------------------------------------------
UTILITIES -- 3.3%
  Equitable Resources                                      6,778            279
  Puget Energy                                            21,055            490
  Vectren                                                 24,185            581
  Wisconsin Energy                                        19,395            634
                                                                       --------
                                                                          1,984
--------------------------------------------------------------------------------

Total Common Stock (Cost $48,170)                                        58,230
--------------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 3.4%
  Armada Money Market Fund, Class I+                   2,032,977          2,033
--------------------------------------------------------------------------------

Total Related Party Money Market Fund (Cost $2,033)                       2,033
--------------------------------------------------------------------------------

Total Investments -- 99.4% (Cost $50,203)                                60,263
--------------------------------------------------------------------------------

Short Term Investments Held As Collateral For Loaned
  Securities -- 18.0% (Cost $10,927)++                                   10,927
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES -- (17.4)%
  Investment Advisory Fees Payable                                     $    (48)
  12b-1 Fees Payable
    Class B                                                                  (3)
    Class C                                                                  (1)
  Administration Fees Payable                                                (3)
  Custody Fees Payable                                                       (1)
  Payable For Collateral For Loaned Securities                          (10,927)
  Other Assets & Liabilities                                                409
--------------------------------------------------------------------------------

Total Other Assets & Liabilities; Net:                                  (10,574)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                             $ 60,616
--------------------------------------------------------------------------------

NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                            $ 48,874
Undistributed net investment income                                         252
Undistributed net realized gain on investments                            1,400
Net unrealized appreciation on investments and futures                   10,090
--------------------------------------------------------------------------------
Total Net Assets                                                       $ 60,616
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price
  Per Share -- Class I ($53,760,706 / 4,497,094
  outstanding shares of beneficial interest)                             $11.95
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($3,660,491 / 308,451 outstanding shares of beneficial interest)       $11.87
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($11.87 / 94.50%)            $12.56
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($2,369,971 / 200,909 outstanding shares of beneficial interest)       $11.80
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($504,146 / 42,623 outstanding shares of beneficial interest)          $11.83
--------------------------------------------------------------------------------
Net Asset Value Per Share -- Class H
  ($156,545 / 13,232 outstanding shares of beneficial interest)          $11.83
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class H
  ($11.83 / 99.00%)                                                      $11.95
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class R
  ($164,082 / 13,838 outstanding shares of beneficial interest)          $11.86
--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS
++ SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
SEE NOTES TO FINANCIAL STATEMENTS.

                                                             ARMADA EQUITY FUNDS
                                                         STATEMENT OF NET ASSETS


ARMADA TAX MANAGED EQUITY FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 99.8%
BASIC MATERIALS -- 2.0%
  3M                                                      34,250       $  2,707
  Air Products & Chemicals#                                7,785            373
                                                                       --------
                                                                          3,080
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 4.3%
  Automatic Data Processing                              173,038          6,615
--------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 7.2%
  Home Depot                                             194,801          7,161
  Staples*                                                37,218          1,011
  Wal-Mart Stores                                         52,057          2,896
                                                                       --------
                                                                         11,068
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 9.9%
  Anheuser-Busch                                           9,731            504
  Coca-Cola                                               31,808          1,479
  J.M. Smucker                                               915             42
  PepsiCo                                                190,975          9,190
  Procter & Gamble                                        41,733          4,016
                                                                       --------
                                                                         15,231
--------------------------------------------------------------------------------
CONSUMER SERVICES -- 6.6%
  Harley-Davidson#                                       164,585          7,763
  McDonald's#                                             62,275          1,596
  Walt Disney#                                            34,761            803
                                                                       --------
                                                                         10,162
--------------------------------------------------------------------------------
ENERGY -- 6.7%
  BP, ADR#                                                80,499          3,436
  Exxon Mobil                                            100,812          3,646
  Royal Dutch Petroleum, ADR                              38,987          1,751
  Schlumberger                                            31,138          1,461
                                                                       --------
                                                                         10,294
--------------------------------------------------------------------------------
FINANCIALS -- 22.4%
  American International Group                           151,270          8,766
  Berkshire Hathaway, Cl A*                                   46          3,853
  Chubb#                                                  24,326          1,592
  State Street#                                          173,201          8,826
  Wachovia                                                69,280          3,170
  Wells Fargo                                            144,009          8,256
                                                                       --------
                                                                         34,463
--------------------------------------------------------------------------------
HEALTHCARE -- 16.9%
  Abbott Laboratories                                    177,092          7,827
  Bristol-Myers Squibb                                   142,530          3,756
  Medco Health Solutions*#                                11,265            410
  Medtronic                                               14,012            633
  Merck                                                   90,412          3,671
  Pfizer                                                 253,639          8,510
  Wyeth                                                    5,731            226
  Zimmer Holdings*                                        14,876            981
                                                                       --------
                                                                         26,014
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

INDUSTRIALS -- 7.4%
  Emerson Electric#                                       60,388       $  3,686
  General Electric                                       254,027          7,283
  Imagistics International*                               11,910            434
                                                                       --------
                                                                         11,403
--------------------------------------------------------------------------------
TECHNOLOGY -- 14.6%
  Agilent Technologies*#                                   8,165            231
  Cisco Systems*                                          79,692          1,806
  Hewlett-Packard                                        118,711          2,575
  Intel                                                  311,372         10,409
  Microsoft                                               59,550          1,530
  Pitney Bowes                                           148,875          5,918
                                                                       --------
                                                                         22,469
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.8%
  BellSouth                                               74,708          1,945
  SBC Communications                                      38,452            895
                                                                       --------
                                                                          2,840
--------------------------------------------------------------------------------

Total Common Stock (Cost $20,983)                                       153,639
--------------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 0.1%
  Armada Money Market Fund, Class I+                     111,664            112
--------------------------------------------------------------------------------

Total Related Party Money Market Fund (Cost $112)                           112
--------------------------------------------------------------------------------

Total Investments -- 99.9% (Cost $21,095)                               153,751
--------------------------------------------------------------------------------

Short Term Investments Held As Collateral For Loaned
  Securities -- 12.1% (Cost $18,701)++                                   18,701
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (12.0)%
  Investment Advisory Fees Payable                                          (95)
  12b-1 Fees Payable
    Class I                                                                 (22)
    Class A                                                                  (2)
    Class B                                                                  (1)
  Administration Fees Payable                                                (9)
  Custody Fees Payable                                                       (2)
  Payable For Collateral For Loaned Securities                          (18,701)
  Other Assets & Liabilities                                                355
--------------------------------------------------------------------------------

Total Other Assets & Liabilities; Net:                                  (18,477)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                             $153,975
--------------------------------------------------------------------------------

ARMADA EQUITY FUNDS
STATEMENT OF NET ASSETS


ARMADA TAX MANAGED EQUITY FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------

NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                            $  3,225
Undistributed net investment income                                         211
Undistributed net realized gain on investments                           17,883
Net unrealized appreciation on investments                              132,656
--------------------------------------------------------------------------------
Total Net Assets                                                       $153,975
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I ($134,290,769 / 13,018,980
  outstanding shares of beneficial interest)                             $10.31
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($12,170,569 / 1,179,543 outstanding shares of beneficial interest)    $10.32
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($10.32 / 94.50%)            $10.92
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($6,713,562 / 668,753 outstanding shares of beneficial interest)       $10.04
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($766,057 / 76,546 outstanding shares of beneficial interest)          $10.01
--------------------------------------------------------------------------------
Net Asset Value Per Share -- Class H
  ($34,100 / 3,409 outstanding shares of beneficial interest)            $10.00
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class H
  ($10.00 / 99.00%)                                                      $10.10
--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS
++ SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
SEE NOTES TO FINANCIAL STATEMENTS.

                                                   ARMADA ASSET ALLOCATION FUNDS
                                                         STATEMENT OF NET ASSETS


ARMADA AGGRESSIVE ALLOCATION FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

RELATED PARTY EQUITY FUNDS -- 80.1%
  Armada Large Cap Ultra Fund, Class I*                  306,321        $ 2,778
  Armada Large Cap Value Fund, Class I                   178,756          2,767
  Armada Small Cap Growth Fund, Class I*                  42,609            417
  Armada Small Cap Value Fund, Class I                    18,659            398
--------------------------------------------------------------------------------

Total Related Party Equity Funds (Cost $5,588)                            6,360
--------------------------------------------------------------------------------
RELATED PARTY FIXED INCOME FUND -- 9.9%
  Armada Bond Fund, Class I                               77,553            789
--------------------------------------------------------------------------------

Total Related Party Fixed Income Fund (Cost $780)                           789
--------------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 10.0%
  Armada Money Market Fund, Class I                      794,633            795
--------------------------------------------------------------------------------

Total Related Party Money Market Fund (Cost $795)                           795
--------------------------------------------------------------------------------

Total Investments -- 100.0% (Cost $7,163)                                 7,944
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- 0.0%
  Administration Fees Payable                                                (1)
  Custody Fees Payable                                                       (1)
  Payable For Investment Securities Purchased                               (23)
  Other Assets & Liabilities                                                 21
--------------------------------------------------------------------------------

Total Other Assets & Liabilities; Net:                                       (4)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                              $ 7,940
--------------------------------------------------------------------------------

NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                             $ 8,276
Undistributed net investment income                                           4
Accumulated net realized loss on investments                             (1,120)
Net unrealized appreciation on investments                                  780
--------------------------------------------------------------------------------
Total Net Assets                                                        $ 7,940
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I ($2,674,361 / 294,761
  outstanding shares of beneficial interest)                              $9.07
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($3,237,888 / 358,257 outstanding shares of beneficial interest)        $9.04
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($9.04 / 95.25%)              $9.49
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($1,056,248 / 118,349 outstanding shares of beneficial interest)        $8.92
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($298,219 / 33,362 outstanding shares of beneficial interest)           $8.94
--------------------------------------------------------------------------------
Net Asset Value Per Share -- Class H
  ($672,940 / 75,286 outstanding shares of beneficial interest)           $8.94
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class H
  ($8.94 / 99.00%)                                                        $9.03
--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
SEE NOTES TO FINANCIAL STATEMENTS.

ARMADA ASSET ALLOCATION FUNDS
STATEMENT OF NET ASSETS


ARMADA BALANCED ALLOCATION FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 53.1%
BASIC MATERIALS -- 2.8%
  3M                                                       5,400       $    427
  Albemarle                                                1,800             51
  Anchor Glass                                             2,030             30
  Aptargroup                                                 900             31
  Arch Coal#                                               1,870             50
  EI du Pont de Nemours                                    8,220            341
  Freeport-McMoran Copper & Gold, Cl B#                    9,800            427
  Harsco                                                   1,000             40
  Hercules*                                                2,992             30
  International Paper                                      7,720            287
  Lone Star Technologies*                                  2,818             39
  Maverick Tube*                                           1,610             30
  MeadWestvaco                                            19,981            510
  Minerals Technologies                                      676             36
  Packaging Corporation of America                         2,583             51
  Pope & Talbot                                            1,920             26
  Praxair                                                  7,580            544
  Rayonier                                                 1,050             39
  Rohm & Haas                                             12,100            486
  RPM                                                      3,020             46
  Spartech                                                 1,490             33
  United Stationers*                                       1,650             66
  Weyerhaeuser                                            10,830            617
                                                                       --------
                                                                          4,237
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.8%
  Accenture*                                              23,650            589
  Administaff*#                                            2,050             31
  Answerthink*                                             5,735             34
  Buffalo Wild Wings*                                      1,670             37
  CDI                                                      1,697             58
  Computer Sciences*                                      10,400            431
  Corillian*                                               7,350             44
  Diamondcluster International*                            3,650             35
  Digital Insight*                                         1,650             39
  Digitas*                                                 3,950             34
  Findwhat.Com*#                                           2,100             32
  Fiserv*                                                 10,800            405
  Gartner Group, Cl A*                                     2,907             38
  Gevity Hr                                                1,700             38
  Harris Interactive*                                      4,400             30
  Igate Capital*                                           5,150             33
  Inforte*                                                 3,369             29
  Inveresk Research*                                       1,150             25
  Kforce*                                                  3,850             33
  Korn Ferry International*                                2,850             29
  Labor Ready*                                             3,000             34
  Lightbridge*                                             2,800             27
  Mantech, Cl A*                                           1,000             26
  Modem Media*                                             1,476              9
  MPS Group*                                               3,500             32
  MTC Technologies*                                          900             27
  Regis                                                      940             38
  Ryder System                                             1,200             37
  S1                                                       3,450             30
  Sanchez Computer Associates*                             7,050             31


--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

  Sungard Data Systems*                                   15,400       $    416
  Watson Wyatt*                                            1,470             35
                                                                       --------
                                                                          2,766
--------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 4.4%
  Aeropostale*#                                            2,450             76
  AnnTaylor Stores*                                        1,710             68
  Arvinmeritor                                             1,280             26
  Best Buy                                                 4,700            291
  Big Lots*                                                3,091             45
  BJ's Wholesale Club*#                                    2,268             58
  Bombay*#                                                 3,550             36
  Brown Shoe Company                                       1,024             36
  Coach*                                                   9,650            385
  CSK Auto*                                                1,530             28
  Drugstore.Com*#                                          4,800             32
  Electronics Boutique Holdings*#                          2,300             56
  Federated Department Stores                             10,603            521
  Forest City Enterprises, Cl A                              550             26
  Guitar Center*#                                          1,250             36
  Haverty Furniture                                        1,279             27
  Hollywood Entertainment*                                 2,903             40
  Home Depot                                              15,650            575
  Insight Enterprises*                                     2,467             46
  Johnson Controls                                         3,410            373
  Kohl's*                                                  8,300            401
  Lafarge                                                    860             33
  Linens 'N Things*                                        1,910             56
  Lowe's                                                   8,350            487
  Men's Warehouse*                                         3,336            103
  MSC Industrial Direct                                      900             24
  Oshkosh Truck, Cl B                                        900             42
  RadioShack                                              11,150            347
  Reebok                                                     828             33
  Russell                                                  2,230             41
  Skechers USA, Cl A                                       3,985             30
  Staples*                                                16,100            437
  TJX                                                     52,110          1,177
  Vans*                                                    2,650             34
  Wal-Mart Stores                                         11,150            620
  Willbros Group*                                          2,089             27
  Wolverine World Wide                                     1,780             37
                                                                       --------
                                                                          6,710
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 2.5%
  Anheuser-Busch                                           6,100            316
  Avon Products                                            7,200            493
  Conagra Foods                                           15,980            392
  Cott*                                                    1,630             42
  General Mills#                                           8,940            402
  H.J. Heinz                                              13,410            484
  Jarden*                                                  1,543             42
  Kimberly-Clark                                           9,750            529
  Panera Bread, Cl A*                                        650             25
  PepsiCo                                                 11,100            534
  Performance Food Group*                                    805             32
  Procter & Gamble                                         5,200            501
                                                                       --------
                                                                          3,792
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

CONSUMER SERVICES -- 2.9%
  Ask Jeeves*                                              3,900       $     75
  Clear Channel Communications                            12,600            527
  Cnet Networks*                                           5,300             40
  Comcast, Cl A*                                          12,049            378
  Doubleclick*#                                            4,050             39
  Fox Entertainment Group, Cl A*                          14,700            420
  Gannett                                                  8,670            751
  Hilton Hotels                                           26,550            434
  Journal Communications, Cl A                             1,252             21
  Knight Ridder                                            7,450            554
  Lexar Media*                                             1,800             38
  M T R Gaming Group*                                      2,680             30
  Marriott, Cl A                                          12,500            573
  O'Charleys*                                              1,640             28
  Rare Hospitality*                                        1,864             47
  Ruby Tuesday                                               933             27
  Sirius Satellite Radio*#                                13,700             28
  Viacom, Cl B                                             9,900            389
                                                                       --------
                                                                          4,399
--------------------------------------------------------------------------------
ENERGY -- 3.8%
  Apache                                                   5,290            380
  BP, ADR                                                 18,499            790
  ChevronTexaco                                            7,100            533
  Cimarex Energy*                                          1,757             41
  ConocoPhillips                                          11,472            651
  Energy Partners                                          2,500             30
  Exxon Mobil                                             17,700            640
  FMC Technologies*                                        1,510             32
  Grant Prideco*                                           2,700             31
  Grey Wolf*                                               8,750             30
  Headwaters*                                              2,000             38
  Houston Exploration                                        574             20
  Key Energy Services*                                     5,210             47
  Marathon Oil                                            11,490            340
  Newfield Exploration*                                    1,150             47
  Noble*                                                   8,700            301
  Occidental Petroleum                                    15,170            556
  Oil States International                                 2,520             32
  Patterson-UTI Energy*                                      850             24
  Peabody Energy                                           1,356             46
  Precision Drilling*                                        779             31
  Premcor*                                                    46              1
  Royal Dutch Petroleum, ADR                               5,980            269
  Spinnaker Exploration*                                   1,002             26
  Suncor Energy                                           16,300            364
  Tesco                                                    3,476             24
  Tom Brown*                                               1,217             34
  Transocean Sedco Forex*                                 15,910            308
  Whiting Petroleum                                        2,500             42
                                                                       --------
                                                                          5,708
--------------------------------------------------------------------------------
FINANCIALS -- 9.1%
  ACE                                                     11,150            406
  Affiliated Managers Group*                               1,100             73
  American International Group                            14,783            857
  Amerus Group#                                            1,509             54


--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

  Bank of America                                          5,410       $    408
  Bank One                                                10,300            447
  Bankunited Financial, Cl A*                                950             24
  Brookline Bancorp                                        1,850             28
  Chicago Mercantile#                                        350             24
  Chubb                                                    9,750            638
  Citigroup                                               42,470          1,998
  Comerica                                                13,090            683
  Commercial Federal Savings & Loan                        1,118             30
  CompuCredit*                                             1,550             37
  Delphi Financial Group, Cl A                             1,050             56
  East-West Bancorp                                          650             34
  Encore Capital Group*                                    1,770             22
  Euronet Worldwide*                                       2,150             36
  First Federal Capital                                    1,496             35
  Franklin Resources                                       8,400            402
  Freddie Mac                                              7,100            386
  Fulton Financial                                         1,473             32
  Goldman Sachs Group                                     11,890          1,142
  Investors Financial Services                               850             31
  JP Morgan Chase                                         17,790            629
  Keycorp                                                 12,500            347
  Knight Trading Group*                                    2,350             34
  Lincoln National                                        21,670            850
  MAF Bancorp#                                               637             28
  Merrill Lynch                                            8,000            454
  Metlife                                                 22,220            726
  Morgan Stanley Dean Witter                               9,750            539
  Odyssey Re Holdings#                                     1,280             29
  Phoenix#                                                 6,950             78
  Privatebancorp                                             750             32
  Provident Financial Group                                1,480             46
  Raymond James Financial                                  1,450             54
  Reinsurance Group of America                             1,400             52
  Rli                                                      1,210             44
  Sky Financial Group                                      1,934             48
  South Financial Group                                    1,382             39
  Southcoast Financial*                                    1,700             35
  Southwest Bancorp of Texas                                 750             29
  Trustmark                                                1,480             44
  US Bancorp                                              21,940            608
  Wachovia                                                15,030            688
  Webster Financial                                          770             35
  Whitney Holding                                          1,193             47
  Willis Group Holdings#                                  11,150            369
  WR Berkley                                               1,254             43
                                                                       --------
                                                                         13,810
--------------------------------------------------------------------------------
HEALTHCARE -- 7.3%
  Abbott Laboratories                                     15,100            667
  Able Laboratories*#                                      1,432             27
  Affymetrix*#                                               950             23
  Amerigroup*                                              1,590             70
  AmerisourceBergen                                       10,835            686
  Amgen*                                                   8,150            469
  Angiotech Pharmaceuticals*                                 800             39
  Anthem*#                                                 5,400            389
  Avi Biopharma*#                                          4,150             20

ARMADA ASSET ALLOCATION FUNDS
STATEMENT OF NET ASSETS


ARMADA BALANCED ALLOCATION FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
HEALTHCARE -- CONTINUED
  Boston Scientific*                                      12,400       $    445
  Bristol-Myers Squibb                                     9,210            243
  Cancervax*#                                              1,258             12
  Celgene*                                                 5,700            261
  Closure Medical Services*                                  700             25
  Cooper                                                     640             29
  Covance*                                                 1,150             30
  Dendreon*                                                2,283             18
  Eli Lilly                                                5,900            404
  Epix Medical*                                              950             17
  Forest Laboratories*                                     6,250            341
  Genelab Technologies*                                   13,850             26
  Genvec*                                                  4,800             17
  Genzyme*                                                 5,150            241
  Guilford Pharmaceuticals*#                               3,900             27
  Human Genome Sciences*#                                  2,000             26
  Ilex Oncology*                                           1,550             32
  Integra LifeSciences Holdings*                             794             25
  Johnson & Johnson                                       15,950            786
  LabOne                                                     900             26
  Medarex*                                                 3,500             24
  Medtronic                                                8,850            400
  Merck                                                    5,960            242
  Merit Medical Systems*                                   1,117             35
  Mylan Laboratories                                      14,900            377
  Neopharm*                                                  596             11
  Neurocrine Biosciences*                                    500             26
  NPS Pharmacuticals*#                                     1,050             32
  Orthodontic Centers of America#                          3,760             27
  OSI Pharmaceuticals*                                     1,000             30
  Owens & Minor                                            2,099             44
  Pfizer                                                  64,690          2,170
  Polymedical Industries#                                  1,728             45
  Progenics Pharmaceuticals*                                 611             11
  Protein Design Laboratories*#                            1,700             24
  Province Healthcare*                                     3,740             57
  Select Medical                                           1,050             38
  Sierra Health Services                                   1,700             47
  St. Jude Medical*                                        6,500            412
  Stryker                                                  4,400            356
  Targeted Genetics*                                      12,197             26
  Tularik*                                                 3,150             47
  US Oncology                                              3,490             36
  Wellpoint Health Networks*                               4,550            425
  Wyeth                                                   16,500            650
                                                                       --------
                                                                         11,013
--------------------------------------------------------------------------------
INDUSTRIALS -- 3.1%
  American Superconductor*                                 2,800             30
  Applied Films*                                           1,161             39
  Barnes Group                                             1,400             42
  Casella Waste Systems, Cl A*                             3,442             46
  Caterpillar                                              7,540            573
  Cummins#                                                   930             43
  Deere#                                                  10,300            631


--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

  General Electric                                        43,500       $  1,247
  Joy Global*                                              4,980            105
  Kadant*                                                  1,690             30
  Masco                                                   13,820            376
  Merix*                                                   1,750             37
  Molex#                                                  14,650            471
  Mykrolis*                                                5,146             81
  Newport*                                                 1,450             25
  Shaw Group                                               3,727             49
  Tecumseh Products, Cl A                                    958             39
  United Technologies                                      8,460            725
  York                                                     2,410             96
                                                                       --------
                                                                          4,685
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
  Alexandria Real Estate Equities                          1,240             69
  Corporate Office Properties Trust                        2,910             60
  Heritage Property Investment Trust                       2,000             56
  Highwoods Properties                                     2,030             50
  Ramco-Gershenson Properties Trust                        1,870             49
  Summit Properties                                        1,610             37
                                                                       --------
                                                                            321
--------------------------------------------------------------------------------
TECHNOLOGY -- 11.4%
  Activision*                                              2,832             43
  Adobe Systems                                           10,050            415
  Agere Systems*                                          86,550            306
  Agilysys#                                                3,098             35
  Akamai Technologies*                                     3,150             42
  Alliant Techsystems*                                       960             49
  Altera*                                                 17,400            441
  Altiris*                                                 1,100             34
  Anadigics*                                               4,300             29
  Anixter*                                                 1,290             30
  Applied Materials*                                      30,992            753
  Applied Micro Circuits*                                  3,850             25
  Arris Group*                                             3,176             20
  Asyst Technologies*                                      2,450             45
  Atmel*#                                                  6,700             45
  ATMI*                                                    1,150             26
  Avnet*                                                   2,474             53
  Axcelis Technologies*                                    3,050             35
  Bell Microproducts*                                      3,932             34
  Benchmark Electronics*                                   1,125             41
  Blue Coat Systems*                                       1,850             39
  BMC Software*                                           30,020            499
  Brooks Automation*                                       1,761             43
  Cabot Microelectronics*                                    450             24
  California Micro Devices*                                4,350             37
  ChipPAC, Cl A*                                           4,259             33
  Cisco Systems*                                          51,850          1,175
  Compuware*                                               8,027             46
  Dell Computer*                                          22,900            790
  Dot Hill Systems*                                        2,400             41
  Electro Scientific Industries*#                          1,300             31
  EMC*                                                    43,650            600
  Enterasys Networks*                                      5,800             25

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

  Equinix*                                                 1,100       $     29
  Extreme Networks*                                        3,800             37
  F5 Networks*                                             1,650             43
  Fairchild Semiconductor, Cl A*                           2,837             74
  Fisher Scientific*                                       1,010             41
  Harmonic*                                                4,300             37
  Harris                                                   1,030             40
  Hifn*                                                    3,150             35
  Hyperion Solutions*#                                       837             28
  Ibis Technology*                                         2,400             39
  Integrated Device Technology*#                           2,300             43
  Integrated Silicon Solutions*                            2,300             43
  Intel                                                   52,200          1,745
  Interactive*#                                           10,650            350
  Internap Network Services*#                             14,950             33
  International Business Machines                          4,440            402
  Interwoven*#                                             1,912             29
  Intuit*                                                  7,600            382
  Kana Software*#                                         11,800             37
  Kulicke & Soffa Industries*#                             1,500             25
  Lockheed Martin                                         14,860            683
  Macromedia*#                                             1,800             37
  Macrovision*                                             1,700             39
  Manugistics Group*                                       5,150             34
  Marimba*                                                 5,700             29
  Marvel Technology Group*                                 9,200            363
  MatrixOne*                                               5,950             35
  Micrel*                                                  2,100             36
  Micromuse*                                               4,600             37
  Microsoft                                               63,150          1,623
  Microstrategy, Cl A*                                       500             27
  MRO Software*                                            2,400             33
  MSC Software*#                                           4,300             42
  Netegrity*                                               3,450             42
  NETIQ*                                                   2,118             25
  Netopia*                                                 1,950             30
  Network Engines*                                         3,500             37
  Northrop Grumman                                         2,840            263
  Novell*                                                 32,150            305
  O2Micro International*                                   1,609             39
  ON Semiconductor*                                        7,921             52
  Open Text*#                                              1,600             30
  Openwave Systems*                                           --             --
  Oracle*                                                 39,450            474
  Planar Systems*                                          1,490             36
  Radisys*                                                 2,213             41
  Radware Ltd.*                                            2,050             55
  Realnetworks*                                           11,700             70
  Red Hat*                                                 2,050             27
  Remec*#                                                  2,350             26
  Retek*                                                   3,300             34
  RF MicroDevices*#                                        3,000             35
  Sandisk*                                                 7,950            643
  Secure Computing*                                        1,850             28
  Sigma Designs*#                                          4,800             29
  Silicon Storage Technology*                              3,150             43
  Sonic Solutions*#                                        1,900             36
  Sonus Networks*                                          3,750             34


--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

  Spectralink*                                             1,700       $     35
  Sycamore Networks*                                       5,100             27
  Symantec*#                                              11,600            381
  Tessera Technologies*                                      945             17
  Texas Instruments                                       13,450            400
  Textron#                                                 9,210            459
  Transmeta*                                              10,800             36
  Tripath Technology*                                      5,950             28
  TTM Technologies*                                        2,000             34
  United Defense Industries*                               1,256             42
  Veritas Software*                                       11,000            418
  Verity*                                                  3,070             44
  Vitesse Semiconductor*                                   4,300             31
  Xcelera*                                                 8,050             23
  Yahoo*                                                   9,000            387
                                                                       --------
                                                                         17,190
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.3%
  AT&T                                                    11,110            220
  BCE                                                     15,030            336
  BellSouth                                               12,600            328
  SBC Communications                                      20,730            483
  Verizon Communications                                  17,740            581
                                                                       --------
                                                                          1,948
--------------------------------------------------------------------------------
TRANSPORTATION -- 1.4%
  Airtran Holdings*                                        1,700             25
  Arkansas Best                                              576             18
  Burlington Northern Santa Fe                            23,702            706
  Continental Airlines, Cl B*#                             2,630             49
  Expressjet Holdings                                      2,330             36
  Mesa Air Group*#                                         2,750             33
  Pacer*                                                   2,140             45
  Quality Distribution                                     1,257             23
  Southwest Airlines                                      20,950            377
  Swift Transportation*                                    1,650             33
  Union Pacific                                           12,600            802
  Wabtec                                                   3,315             52
                                                                       --------
                                                                          2,199
--------------------------------------------------------------------------------
UTILITIES -- 1.1%
  AGL Resources                                            1,600             46
  Dominion Resources of Virginia                          11,930            719
  Exelon                                                  11,360            702
  Puget Energy                                             2,140             50
  UGI                                                      1,210             39
  Vectren                                                  1,600             38
                                                                       --------
                                                                          1,594
--------------------------------------------------------------------------------

Total Common Stock (Cost $68,779)                                        80,372
--------------------------------------------------------------------------------
FOREIGN COMMON STOCK -- 12.0%
AUSTRALIA -- 0.1%
  John Fairfax Holdings                                   83,400            210
--------------------------------------------------------------------------------
BELGIUM -- 0.1%
  Umicore#                                                 1,465             98
--------------------------------------------------------------------------------

ARMADA ASSET ALLOCATION FUNDS
STATEMENT OF NET ASSETS


ARMADA BALANCED ALLOCATION FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

FOREIGN COMMON STOCK -- CONTINUED
BRAZIL -- 0.2%
  Aracruz Celulose                                         7,695       $    207
  Cia Vale do Rio Doce, ADR                                4,325            189
                                                                       --------
                                                                            396
--------------------------------------------------------------------------------
DENMARK -- 0.1%
  GN Store Nord AS                                        18,950            120
--------------------------------------------------------------------------------
FRANCE -- 0.6%
  Aventis, ADR                                             3,650            210
  Axa                                                      7,745            149
  Carrefour                                                1,900            102
  Societe Generale, Cl A#                                  1,150             92
  TotalFinaElf                                             1,804            292
  TotalFinaElf, ADR                                        1,120             91
                                                                       --------
                                                                            936
--------------------------------------------------------------------------------
GERMANY -- 1.0%
  BASF#                                                    2,720            135
  Bayer AG#                                                7,836            212
  Bayerische Motoren Werke#                                2,850            125
  Depfa Holding                                              982            113
  Deutsche Bank#                                           2,850            199
  Henkel KGaA                                              1,185             88
  Infineon Technologies, ADR                              13,448            189
  SAP, ADR                                                 3,420            132
  SGL Carbon*                                              5,310             78
  Siemens#                                                 4,520            330
                                                                       --------
                                                                          1,601
--------------------------------------------------------------------------------
HONG KONG -- 0.8%
  Anhui Conch Cement                                     101,370            119
  AsiaInfo Holdings                                       14,900            104
  Brilliance China Automotive Holdings                   162,850             73
  CLP Holdings                                            34,100            166
  HSBC Holdings*                                          25,920            397
  Jiangxi Copper                                         338,000            127
  Sung Hung Kai Properties                                22,900            184
                                                                       --------
                                                                          1,170
--------------------------------------------------------------------------------
IRELAND -- 0.2%
  Bank of Ireland                                         16,499            204
  Irish Life & Permanent                                   8,200            115
                                                                       --------
                                                                            319
--------------------------------------------------------------------------------
ITALY -- 0.6%
  Alleanza Assicurazioni                                   8,500             88
  Banca Popolare di Milano*                               29,700            177
  Bulgari                                                 27,700            256
  ENI-Ente Nazionale Idrocarburi#                          9,450            161
  Mediolanum#                                             11,900             89
  Riunione Adriatica di Sicurta                            8,850            143
  Saipem                                                  11,544             85
                                                                       --------
                                                                            999
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

JAPAN -- 2.4%
  Aeon                                                     6,875       $    222
  Ajinomoto                                               22,900            245
  Alps Electric                                            5,550             79
  Asics                                                   41,800             77
  Calsonic Kansei#                                        16,500            115
  Canon                                                    4,960            229
  Eisai#                                                  10,000            253
  Honda Motor                                              3,200            131
  Kaneka                                                  13,900             97
  Matsushita Electric Industrial                           8,900            115
  Mitsubishi Heavy Industries                             48,100            128
  Mitsubishi Tokyo Financial Group                            20            149
  NEC Electronics                                          1,900            132
  Nippon Telegraph & Telephone                                28            134
  Nomura Securities                                       15,900            253
  NTT Docomo                                                  42             91
  NTT Docomo,  ADR                                         3,250             71
  Osaka Gas                                               43,000            113
  Ryohin Keikaku                                           6,550            196
  Secom                                                    1,800             65
  SMC                                                      1,213            145
  Sony, ADR                                                2,850             98
  TIS#                                                     3,440            108
  Toyota Motor                                             8,800            264
  Yahoo Japan*#                                                6             79
                                                                       --------
                                                                          3,589
--------------------------------------------------------------------------------
NETHERLANDS -- 0.7%
  Aegon                                                   35,508            473
  Aegon NV*                                               12,670            169
  ING Group, ADR                                           7,027            151
  Unilever, ADR                                            4,000            240
                                                                       --------
                                                                          1,033
--------------------------------------------------------------------------------
NEW ZEALAND -- 0.1%
  Telecom Corp of New Zealand#                            37,050            123
--------------------------------------------------------------------------------
NORWAY -- 0.2%
  Norsk Hydro                                              2,024            116
  Telenor                                                 29,700            179
                                                                       --------
                                                                            295
--------------------------------------------------------------------------------
PERU -- 0.2%
  Cia de Minas Buenaventura, ADR                          12,200            355
--------------------------------------------------------------------------------
SINGAPORE -- 0.4%
  Capitaland                                             180,700            164
  DBS Group Holdings                                      35,500            288
  Neptune Orient Lines                                    85,500            105
                                                                       --------
                                                                            557
--------------------------------------------------------------------------------
SOUTH KOREA -- 0.2%
  Samsung Electronics, GDR                                   770            149
  Sasol, ADR                                               8,200            103
                                                                       --------
                                                                            252
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

SPAIN -- 0.5%
  Acerinox                                                 5,300       $    245
  Antena 3 Television                                         45              2
  Banco Bilbao Vizcaya Argentaria                          5,129             61
  Sociedad General de Aguas de Barcelona12,104               172
  Telefonica                                              18,116            235
                                                                       --------
                                                                            715
--------------------------------------------------------------------------------
SWEDEN -- 0.2%
  Atlas Copco, Cl A                                        4,730            169
  Ericsson, ADR                                            8,950            145
                                                                       --------
                                                                            314
--------------------------------------------------------------------------------
SWITZERLAND -- 0.9%
  Nestle                                                     902            210
  Novartis                                                 8,581            362
  Roche Holding*                                           3,510            316
  Swatch Group, Cl B                                       1,470            169
  UBS*                                                     4,007            258
                                                                       --------
                                                                          1,315
--------------------------------------------------------------------------------
TAIWAN -- 0.1%
  Delta Electronics                                       66,000             87
  Hon Hai Precision Industry                              19,000             73
                                                                       --------
                                                                            160
--------------------------------------------------------------------------------
UNITED KINGDOM -- 2.4%
  AstraZeneca, ADR                                         2,628            121
  Aviva                                                   12,950            103
  BG Group                                                15,000             71
  BOC Group                                                9,250            129
  BP                                                      77,213            539
  Carphone Warehouse                                      92,400            213
  Centrica                                                42,100            137
  Diageo                                                   9,751            121
  Diageo, ADR                                              1,750             88
  Gallaher Group                                          13,700            140
  GlaxoSmithKline, ADR                                     8,075            370
  Hilton Group                                            62,497            227
  HSBC Holdings, ADR                                       3,350            255
  Kesa Electricals                                         5,380             23
  Kingfisher                                              23,463            111
  National Grid Transco                                    6,650             45
  Royal Bank of Scotland Group                             8,697            243
  Shell Transport & Trading                               27,600            175
  Vodafone Group                                         158,928            365
  Vodafone Group, ADR                                      8,300            194
                                                                       --------
                                                                          3,670
--------------------------------------------------------------------------------

Total Foreign Common Stock (Cost $15,934)                                18,227
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 NUMBER OF SHARES/      VALUE
                                                     PAR (000)          (000)
--------------------------------------------------------------------------------

FOREIGN RIGHTS -- 0.0%
BELGIUM -- 0.0%
  Umicore Rights                                              73       $     --
--------------------------------------------------------------------------------
SPAIN -- 0.0%
  Sociedad General de Aguas de
   Barcelona Rights                                       12,104              1
--------------------------------------------------------------------------------

Total Foreign Rights (Cost $0)                                                1
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 9.6%
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 8.6%
   7.000%, 07/15/05#                                     $ 2,150          2,326
   6.500%, 12/31/30                                        1,245          1,298
   6.000%, 12/01/31 TBA                                    2,100          2,158
   5.730%, 12/01/08                                          651            696
   5.500%, 12/01/33 TBA                                    4,750          4,781
   5.000%, 11/01/33                                          790            776
   5.000%, 12/01/33 TBA                                      900            884
                                                                       --------
                                                                         12,919
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-- 1.0%
   7.500%, 11/15/29                                           11             12
   6.000%, 12/01/33 TBA                                      675            699
   5.500%, 12/01/33 TBA                                      670            678
   5.000%, 09/15/33                                          170            167
                                                                       --------
                                                                          1,556
--------------------------------------------------------------------------------

Total U.S. Government Mortgage-Backed
  Obligations (Cost $14,381)                                             14,475
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 4.9%
U.S. TREASURY NOTES -- 4.9%
   5.875%, 11/15/04#                                       3,745          3,904
   4.750%, 11/15/08#                                       1,730          1,841
   3.250%, 12/31/03#                                       1,730          1,734
                                                                       --------
                                                                          7,479
--------------------------------------------------------------------------------

Total U.S. Treasury Obligations (Cost $7,471)                             7,479
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.2%
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 5.2%
   1.010%, 12/11/03 tt                                     5,200          5,199
   1.001%, 12/10/03 to 12/18/03 tt                         2,635          2,634
                                                                       --------
                                                                          7,833
--------------------------------------------------------------------------------

Total U.S. Government Agency Obligations (Cost $7,833)                    7,833
--------------------------------------------------------------------------------
CORPORATE BONDS -- 7.1%
AUTOMOTIVE -- 0.3%
  Daimler Chrysler
   6.500%, 11/15/13                                           85             88
  Ford Motor
   7.450%, 07/16/31                                          305            290
                                                                       --------
                                                                            378
--------------------------------------------------------------------------------

ARMADA ASSET ALLOCATION FUNDS
STATEMENT OF NET ASSETS


ARMADA BALANCED ALLOCATION FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

CORPORATE BONDS -- CONTINUED
BASIC MATERIALS -- 0.2%
  Alcoa
   6.500%, 06/01/11                                      $   100       $    113
  Weyerhaeuser
   6.875%, 12/15/33                                          150            151
                                                                       --------
                                                                            264
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.0%
  Harrahs Operating
   7.500%, 01/15/09                                           45             51
--------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 0.2%
  Kohl's
   6.000%, 01/15/33                                          330            331
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 0.3%
  Diageo Capital
   4.850%, 05/15/18                                          105            100
  Kroger
   7.250%, 06/01/09                                          180            204
  Safeway
   7.250%, 02/01/31                                          150            165
                                                                       --------
                                                                            469
--------------------------------------------------------------------------------
CONSUMER SERVICES -- 0.4%
  AOL Time Warner
   7.700%, 05/01/32                                           60             69
   6.875%, 05/01/12                                          110            123
  Clear Channel Communications
   5.750%, 01/15/13                                          170            177
  Comcast Cable Communications#
   7.125%, 06/15/13                                          180            203
  Cox Communications
   7.125%, 10/01/12                                           15             17
                                                                       --------
                                                                            589
--------------------------------------------------------------------------------
ENERGY -- 0.5%
  Conoco
   6.950%, 04/15/29                                          345            390
  Duke Energy
   5.625%, 11/30/12                                           45             47
   5.300%, 10/01/15                                          120            121
  PSE&G Power
   8.625%, 04/15/31                                          115            147
                                                                       --------
                                                                            705
--------------------------------------------------------------------------------
FINANCIALS -- 3.3%
  American Honda Finance
   3.850%, 11/06/08                                           55             55
  Bank of America
   7.800%, 09/15/16                                          120            147
  Bank One#
   3.700%, 01/15/08                                          100            101
  BB&T
   6.500%, 08/01/11                                           80             89
   4.750%, 10/01/12                                          100             99


--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

  Bear Stearns
   6.500%, 05/01/06                                      $    20       $     22
  Boeing Capital#
   6.500%, 02/15/12                                          340            372
  Cit Group Holdings#
   7.750%, 04/02/12                                           50             58
  Citigroup
   6.000%, 10/31/33                                           60             60
   5.625%, 08/27/12                                          200            210
  Credit Suisse First Boston
   6.500%, 01/15/12                                          335            371
  Fannie Mae#
   6.625%, 11/15/30                                          775            874
  Fleet Financial
   6.875%, 01/15/28                                          300            335
  General Electric Capital
   6.750%, 03/15/32                                           65             72
  General Motors Acceptance
   6.875%, 09/15/11                                          280            290
  Goldman Sachs Group
   6.125%, 02/15/33                                          360            361
  Household Finance
   6.450%, 02/01/09                                           50             55
   5.875%, 02/01/09                                          300            323
  JP Morgan Chase
   6.625%, 03/15/12                                          155            172
   5.750%, 01/02/13                                          160            168
  Lehman Brothers Holdings
   7.000%, 02/01/08                                          300            337
  MBNA
   6.125%, 03/01/13                                          140            149
  News American Holdings
   8.000%, 10/17/16                                           35             43
  Wachovia
   5.000%, 08/15/15                                           60             59
  Wells Fargo Bank
   6.450%, 02/01/11                                          200            224
                                                                       --------
                                                                          5,046
--------------------------------------------------------------------------------
INDUSTRIALS -- 0.3%
  Emerson Electric
   5.850%, 03/15/09                                          220            241
  International Paper
   5.850%, 10/30/12                                          100            104
  Systems 2001 Asset Trust (A)
   6.664%, 09/15/13                                          141            154
                                                                       --------
                                                                            499
--------------------------------------------------------------------------------
REAL ESTATE -- 0.1%
  Pulte Homes
   6.375%, 05/15/33                                          150            146
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.0%
  Equity Office Properties Trust
   7.250%, 02/15/18                                           50             56
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

TECHNOLOGY -- 0.4%
  Hewlett-Packard
   7.150%, 06/15/05                                      $   260       $    280
  International Business Machines
   4.750%, 11/29/12                                          215            215
  Motorola
   7.625%, 11/15/10                                           30             34
                                                                       --------
                                                                            529
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.8%
  AT&T
   7.800%, 11/15/11                                           75             85
  AT&T Wireless Services
   7.875%, 03/01/11                                          170            192
  British Telecom
   8.875%, 12/15/30                                           65             83
  Cox Communications
   6.750%, 03/15/11                                          190            213
  Deutsche Telecom
   8.500%, 06/15/10                                          100            120
   5.250%, 07/22/13                                           35             35
  France Telecom
   9.250%, 03/01/11                                           80             96
  Sprint Capital
   8.375%, 03/15/12                                           85             97
  Telecom Italia
   5.250%, 11/15/13                                           45             45
  Verizon Global Funding
   7.750%, 12/01/30                                          155            179
                                                                       --------
                                                                          1,145
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.1%
  Union Pacific
   6.125%, 01/15/12                                          180            195
--------------------------------------------------------------------------------
UTILITIES -- 0.2%
  Aep Texas Cent
   6.650%, 02/15/33                                           90             95
  Public Service of Colorado
   4.375%, 10/01/08                                           85             87
  Wisconsin Energy
   5.500%, 12/01/08                                          160            170
                                                                       --------
                                                                            352
--------------------------------------------------------------------------------

Total Corporate Bonds (Cost $10,403)                                     10,755
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.4%
  Prudential Securities Secured Financing,
   Series 1998-C1, Cl A1A3
   6.350%, 09/15/07                                          568            603
--------------------------------------------------------------------------------

Total Commercial Mortgage-Backed Securities (Cost $548)                     603
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 NUMBER OF SHARES/      VALUE
                                                     PAR (000)          (000)
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES -- 1.6%
AUTOMOTIVE -- 0.5%
  AESOP Funding II LLC,
   Series 2002-1A, Cl A1
   3.850%, 10/20/06                                      $   400       $    409
  Household Automotive Trust,
   Series 2003-1, Cl A3
   1.730%, 12/17/07                                          420            414
                                                                       --------
                                                                            823
--------------------------------------------------------------------------------
MORTGAGE-RELATED -- 0.2%
  Saxon Asset Securities Trust,
   Series 1999-3, Cl AF6
   7.525%, 06/25/14                                          344            377
--------------------------------------------------------------------------------
OTHER -- 0.9%
  Detroit Edison, Securitization Funding LLC,
   Series 2001-1, Cl A6
   6.620%, 03/01/16                                          580            654
  PSE&G Transition Funding LLC,
   Series 2001-1, Cl A8
   6.890%, 12/15/17                                          565            649
                                                                       --------
                                                                          1,303
--------------------------------------------------------------------------------

Total Asset-Backed Securities (Cost $2,310)                               2,503
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 1.8%
  ABN AMRO Finance tt
   1.031%, 12/18/03                                          700            700
  Ciesco tt
   1.771%, 12/11/03                                        2,000          1,999
--------------------------------------------------------------------------------

Total Commercial Paper (Cost $2,699)                                      2,699
--------------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 10.8%
  Armada Money Market Fund, Class I+                  16,282,043         16,282
--------------------------------------------------------------------------------

Total Related Party Money Market Fund (Cost $16,282)                     16,282
--------------------------------------------------------------------------------
MUTUAL FUNDS -- 0.3%
  iShares MSCI EAFE Index Fund                             2,300            294
  Morgan Stanley Asia-Pacific Fund                        10,900            111
  Scudder New Asia Fund                                    5,926             75
--------------------------------------------------------------------------------

Total Mutual Funds (Cost $481)                                              480
--------------------------------------------------------------------------------

Total Investments -- 106.8% (Cost $147,121)                             161,709
--------------------------------------------------------------------------------

Short Term Investments Held As Collateral For Loaned
  Securities -- 10.3% (Cost $15,660)++                                   15,660
--------------------------------------------------------------------------------

ARMADA ASSET ALLOCATION FUNDS
STATEMENT OF NET ASSETS


ARMADA BALANCED ALLOCATION FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES -- (17.1)%
  Investment Advisory Fees Payable                                     $    (92)
  12b-1 Fees Payable
    Class I                                                                 (20)
    Class A                                                                  (1)
  Administration Fees Payable                                                (9)
  Custody Fees Payable                                                      (27)
  Payable For Collateral For Loaned Securities                          (15,660)
  Payable For Investment Securities Purchased                           (11,494)
  Other Assets & Liabilities                                              1,421
--------------------------------------------------------------------------------

Total Other Assets & Liabilities; Net:                                  (25,882)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                             $151,487
--------------------------------------------------------------------------------

NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                            $158,489
Undistributed net investment income                                          71
Accumulated net realized loss on investments                            (21,651)
Net unrealized appreciation of foreign currency and
  translation of other assets and liabilities in
  foreign currency                                                           13
Net unrealized appreciation on investments and futures                   14,565
--------------------------------------------------------------------------------
Total Net Assets                                                       $151,487
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
Price Per Share -- Class I ($128,669,124 / 14,016,118
outstanding shares of beneficial interest)                                $9.18
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($14,790,414 / 1,609,162 outstanding shares of beneficial interest)     $9.19
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($9.19 / 95.25%)              $9.65
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($6,454,583 / 701,890 outstanding shares of beneficial interest)        $9.20
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($737,078 / 80,440 outstanding shares of beneficial interest)           $9.16
--------------------------------------------------------------------------------
Net Asset Value Per Share -- Class H
  ($835,395 / 91,269 outstanding shares of beneficial interest)           $9.15
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class H
  ($9.15 / 99.00%)                                                        $9.24
--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS
++ SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS tt EFFECTIVE YIELD AT PURCHASE DATE
(A) PRIVATE PLACEMENT SECURITY
ADR -- AMERICAN  DEPOSITORY RECEIPT
CL -- CLASS
GDR -- GLOBAL DEPOSITORY RECEIPT
LLC -- LIMITED LIABILITY COMPANY
TBA -- TO BE ANNOUNCED SECURITY
SEE NOTES TO FINANCIAL STATEMENTS.

                                                   ARMADA ASSET ALLOCATION FUNDS
                                                         STATEMENT OF NET ASSETS


ARMADA CONSERVATIVE ALLOCATION FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

RELATED PARTY EQUITY FUNDS -- 39.8%
  Armada Large Cap Ultra Fund, Class I*                  170,244         $1,544
  Armada Large Cap Value Fund, Class I                    99,505          1,540
  Armada Small Cap Growth Fund, Class I*                  23,168            227
  Armada Small Cap Value Fund, Class I                    10,460            223
--------------------------------------------------------------------------------

Total Related Party Equity Funds (Cost $3,082)                            3,534
--------------------------------------------------------------------------------
RELATED PARTY FIXED INCOME FUND -- 50.1%
  Armada Intermediate Bond Fund, Class I                 410,357          4,444
--------------------------------------------------------------------------------

Total Related Party Fixed Income Fund (Cost $4,303)                       4,444
--------------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 10.3%
  Armada Money Market Fund, Class I                      919,119            919
--------------------------------------------------------------------------------

Total Related Party Money Market Fund (Cost $919)                           919
--------------------------------------------------------------------------------

Total Investments -- 100.2% (Cost $8,304)                                 8,897
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (0.2)%
  Administration Fees Payable                                                (1)
  Custody Fees Payable                                                       (1)
  Other Assets & Liabilities                                                (18)
--------------------------------------------------------------------------------

Total Other Assets & Liabilities; Net:                                      (20)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                               $8,877
--------------------------------------------------------------------------------

NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                              $8,703
Undistributed net investment income                                           9
Accumulated net realized loss on investments                               (428)
Net unrealized appreciation on investments                                  593
--------------------------------------------------------------------------------
Total Net Assets                                                         $8,877
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I ($2,940,778 / 295,242
  outstanding shares of beneficial interest)                             $ 9.96
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($3,327,603 / 334,077 outstanding shares of beneficial interest)       $ 9.96
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($9.96 / 95.25%)             $10.46
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($1,046,980 / 105,311 outstanding shares of beneficial interest)       $ 9.94
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($669,480 / 67,289 outstanding shares of beneficial interest)          $ 9.95
--------------------------------------------------------------------------------
Net Asset Value Per Share -- Class H
  ($892,169 / 89,738 outstanding shares of beneficial interest)          $ 9.94
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class H
  ($9.94 / 99.00%)                                                       $10.04
--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
SEE NOTES TO FINANCIAL STATEMENTS.

ARMADA FIXED INCOME FUNDS
STATEMENT OF NET ASSETS


ARMADA BOND FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 42.0%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.8%
   9.500%, 10/01/20                                      $   400       $    448
   9.000%, 05/01/20                                          135            144
   8.500%, 05/01/06 to 06/01/17                               96            107
   8.000%, 07/01/25                                          360            391
   7.500%, 07/01/10 to 05/01/11                              250            267
   7.000%, 11/01/10 to 11/01/28                            2,883          3,050
   6.500%, 10/01/07 to 11/01/10                              309            327
                                                                       --------
                                                                          4,734
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 36.3%
   9.500%, 05/01/18                                           42             47
   9.000%, 07/01/09 to 11/01/24                              411            457
   8.500%, 11/01/09                                           19             21
   7.000%, 07/15/05#                                      25,335         27,404
   6.500%, 12/01/08 to 12/01/33                           24,184         25,222
   6.000%, 07/01/28                                            4              4
   6.000%, 12/01/33 TBA                                   40,750         41,871
   5.870%, 01/01/09                                        5,240          5,631
   5.500%, 12/01/33 TBA                                   75,150         75,643
   5.250%, 01/15/09                                        1,130          1,211
   5.000%, 12/01/33 TBA                                   29,200         28,671
                                                                       --------
                                                                        206,182
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 4.9%
   9.000%, 02/20/19                                           26             28
   8.500%, 09/15/21 to 08/15/22                              145            160
   8.250%, 04/20/17 to 07/20/17                               44             48
   8.000%, 03/15/08 to 01/15/30                              716            776
   7.500%, 12/15/29                                          163            174
   6.000%, 12/20/33 TBA                                   11,495         11,894
   5.500%, 12/01/33 TBA                                   11,830         11,971
   5.000%, 09/15/33                                        2,850          2,805
                                                                       --------
                                                                         27,856
--------------------------------------------------------------------------------

Total U.S. Government Agency Mortgage-Backed Obligations
(Cost $237,286)                                                         238,772
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 13.1%
U.S. TREASURY BOND -- 0.8%
   6.250%, 08/15/23                                        4,125          4,662

U.S. TREASURY NOTES -- 12.3%
   5.875%, 11/15/04#                                      40,230         41,940
   4.875%, 02/15/12#                                       5,950          6,267
   4.750%, 11/15/08#                                      13,370         14,233
   4.375%, 05/15/07#                                       7,095          7,471
                                                                       --------
                                                                         69,911
--------------------------------------------------------------------------------

Total U.S. Treasury Obligations (Cost $74,593)                           74,573
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 22.7%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.9%
   1.011%, 12/18/03 tt                                     3,000          2,998
   1.010%, 12/16/03 tt                                     8,000          7,997
                                                                       --------
                                                                         10,995
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 20.8%
   1.027%, 12/10/03 tt                                $   15,000       $ 14,996
   1.014%, 12/09/03 tt                                    29,100         29,093
   1.011%, 12/11/03 tt                                    33,000         32,991
   1.005%, 12/10/03 tt                                    41,000         40,990
                                                                       --------
                                                                        118,070
--------------------------------------------------------------------------------

Total U.S. Government Agency Obligations (Cost $129,06)                 129,065
--------------------------------------------------------------------------------
CORPORATE BONDS -- 31.8%
AUTOMOTIVE -- 1.1%
  Daimler Chrysler#
   6.500%, 11/15/13                                        1,560          1,617
  Ford Motor
   7.450%, 07/16/31                                        5,000          4,756
                                                                       --------
                                                                          6,373
--------------------------------------------------------------------------------
BASIC MATERIALS -- 0.6%
  Weyerhaeuser
   7.375%, 03/15/32                                        1,635          1,751
   6.875%, 12/15/33                                        1,710          1,725
                                                                       --------
                                                                          3,476
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.2%
  Harrahs Operating
   7.500%, 01/15/09                                          835            948
--------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 2.0%
  General Motors#
   7.200%, 01/15/11                                        4,000          4,233
  Kohl's#
   6.000%, 01/15/33                                        3,285          3,296
  Office Depot
   6.250%, 08/15/13                                        1,000          1,037
  Target
   5.500%, 04/01/07                                          115            124
   3.375%, 03/01/08                                        2,665          2,651
                                                                       --------
                                                                         11,341
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 2.3%
  Coca-Cola Enterprises
   6.750%, 09/15/23                                        2,060          2,274
  Diageo Capital
   4.850%, 05/15/18                                        1,940          1,846
  Kroger
   7.250%, 06/01/09                                        2,500          2,838
   6.800%, 04/01/11                                          640            712
   6.750%, 04/15/12                                        1,000          1,104
  Safeway
   7.250%, 02/01/31                                        2,895          3,188
  Tyson Foods
   8.250%, 10/01/11                                        1,000          1,195
                                                                       --------
                                                                         13,157
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

CONSUMER SERVICES -- 3.2%
  AOL Time Warner
   7.700%, 05/01/32                                      $ 1,480       $  1,701
   6.875%, 05/01/12                                        1,760          1,961
  Clear Channel Communications
   5.750%, 01/15/13                                        3,275          3,404
  Comcast Cable Communications#
   7.125%, 06/15/13                                        1,865          2,106
   6.750%, 01/30/11                                        1,310          1,451
  Liberty Media
   5.700%, 05/15/13                                        1,000          1,002
   3.500%, 09/25/06                                        1,255          1,250
  TCI Communications
   9.800%, 02/01/12                                        1,135          1,475
  Walt Disney
   6.200%, 06/20/14 (MTN)                                  1,780          1,895
   5.875%, 12/15/17                                        1,735          1,758
                                                                       --------
                                                                         18,003
--------------------------------------------------------------------------------
ENERGY -- 3.1%
  Anadarko Petroleum
   5.375%, 03/01/07                                        2,000          2,126
  Conoco
   6.950%, 04/15/29                                        7,100          8,018
  Duke Energy
   5.625%, 11/30/12                                          655            680
   5.300%, 10/01/15                                        2,060          2,084
  KN Energy
   7.250%, 03/01/28                                        1,010          1,115
  PSE&G Power
   8.625%, 04/15/31                                        1,725          2,210
  Seacor Smit
   5.875%, 10/01/12                                        1,250          1,276
                                                                       --------
                                                                         17,509
--------------------------------------------------------------------------------
FINANCIALS -- 10.7%
  American Honda Finance
   3.850%, 11/06/08                                          975            976
  Anthem Insurance (A)
   9.125%, 04/01/10                                        2,050          2,562
  Bank of America
   7.800%, 09/15/16                                        2,300          2,810
  Bank One
   6.500%, 02/01/06                                        1,725          1,869
  Bear Stearns
   6.500%, 05/01/06                                          970          1,055
  Cit Group Holdings#
   7.750%, 04/02/12                                          805            941
  Citigroup
   6.000%, 10/31/33                                        1,400          1,397
  Credit Suisse First Boston
   6.500%, 01/15/12                                        3,000          3,323
  Fleet Financial#
   6.875%, 01/15/28                                        3,930          4,383
  General Electric Capital
   8.125%, 05/15/12                                        3,400          4,107
   6.750%, 03/15/32                                        6,700          7,443


--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

  Goldman Sachs Group
   6.125%, 02/15/33                                      $ 6,675       $  6,688
  Household Finance
   6.500%, 01/24/06                                        3,200          3,454
   6.450%, 02/01/09                                          520            574
   5.875%, 02/01/09                                        1,000          1,078
   5.750%, 01/30/07                                        1,810          1,946
  Inter-American Development Bank
   7.375%, 01/15/10                                        1,200          1,428
  JP Morgan Chase
   6.625%, 03/15/12                                        1,700          1,888
   5.750%, 01/02/13                                          500            524
  MBNA
   6.125%, 03/01/13                                        2,015          2,141
   5.625%, 11/30/07                                          935            995
  News American Holdings
   8.000%, 10/17/16                                          515            626
  Salomon Smith Barney Holdings
   6.250%, 01/15/05                                        2,775          2,919
  Wachovia
   6.950%, 11/01/04                                        1,230          1,292
   6.400%, 04/01/08                                        3,245          3,567
   5.000%, 08/15/15                                        1,005            993
                                                                       --------
                                                                         60,979
--------------------------------------------------------------------------------
INDUSTRIALS -- 2.0%
  Emerson Electric
   5.850%, 03/15/09                                        3,245          3,559
  International Paper
   5.850%, 10/30/12                                        1,600          1,659
  Precision Castparts
   8.750%, 03/15/05                                        4,125          4,361
  Systems 2001 Asset Trust (A)
   6.664%, 09/15/13                                        1,644          1,802
                                                                       --------
                                                                         11,381
--------------------------------------------------------------------------------
REAL ESTATE -- 0.2%
  Pulte Homes
   6.375%, 05/15/33                                        1,050          1,019
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
  Equity Office Properties Trust
   7.250%, 02/15/18                                          690            774
--------------------------------------------------------------------------------
TECHNOLOGY -- 1.3%
  Boeing Capital#
   6.100%, 03/01/11                                        4,000          4,274
  International Business Machines
   4.750%, 11/29/12                                        2,710          2,707
  Motorola
   7.625%, 11/15/10                                          385            439
                                                                       --------
                                                                          7,420
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.2%
  AT&T
   7.800%, 11/15/11                                        1,100          1,251
  AT&T Wireless Services#
   7.875%, 03/01/11                                        2,935          3,314

ARMADA FIXED INCOME FUNDS
STATEMENT OF NET ASSETS


ARMADA BOND FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

CORPORATE BONDS -- CONTINUED
TELECOMMUNICATIONS -- CONTINUED
  British Telecom
   8.875%, 12/15/30                                      $ 1,060      $   1,361
  Cox Communications#
   6.750%, 03/15/11                                        3,240          3,627
  Deutsche Telecom
   8.500%, 06/15/10                                        1,550          1,860
   5.250%, 07/22/13                                          625            624
  France Telecom
   9.250%, 03/01/11                                        1,230          1,477
  Sprint Capital
   8.375%, 03/15/12                                        1,470          1,672
  Telecom Italia
   5.250%, 11/15/13                                          840            837
  Verizon Global Funding
   7.750%, 12/01/30                                        1,640          1,898
                                                                      ---------
                                                                         17,921
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.2%
  CSX
   6.300%, 03/15/12                                        1,155          1,252
--------------------------------------------------------------------------------
UTILITIES -- 1.6%
  AEP Texas Central
   6.650%, 02/15/33                                        1,585          1,668
  Centerpoint Energy Houston Electric
   5.750%, 01/15/14                                        1,000          1,043
  Public Service of Colorado
   5.500%, 04/01/14                                        1,400          1,449
   4.375%, 10/01/08                                        1,465          1,501
  Wisconsin Energy
   5.500%, 12/01/08                                        3,155          3,358
                                                                      ---------
                                                                          9,019
--------------------------------------------------------------------------------

Total Corporate Bonds (Cost $173,567)                                   180,572
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 2.3%
  Prudential Securities Secured Financing,
   Series 1998-C1, Cl A1A3
   6.350%, 09/15/07                                       12,372         13,137
--------------------------------------------------------------------------------

Total Commercial Mortgage-Backed Securities (Cost $11,990)               13,137
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 11.8%
AUTOMOTIVE -- 3.1%
  AESOP Funding II LLC,
   Series 2002-1A, Cl A1 (A)
   3.850%, 10/20/06                                        7,960          8,136
  Household Automotive Trust,
   Series 2003-1, Cl A3
   1.730%, 12/17/07                                        9,185          9,060
  World Omni Auto Receivables Trust,
   Series 2001-B, Cl A4
   4.490%, 08/20/08                                          400            413
                                                                      ---------
                                                                         17,609
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

MORTGAGE-RELATED -- 6.0%
  Allianz tt
   1.072%, 12/11/03                                      $ 7,000      $   6,998
  Bear Stearns, Series 1999-2, Cl AF2
   7.910%, 10/25/29                                        1,189          1,276
  Hatteras Funding tt
   1.072%, 12/10/03                                        6,986          6,984
  Mellon Residential Funding,
   Series 2001-HEIL, Cl A4
   6.615%, 02/15/21                                       10,000         10,420
  Saxon Asset Securities Trust,
   Series 1999-3, Cl AF6
   7.525%, 06/25/14                                        7,672          8,389
                                                                      ---------
                                                                         34,067
--------------------------------------------------------------------------------
OTHER -- 2.7%
  Detroit Edison, Securitization Funding LLC,
   Series 2001-1, Cl A6
   6.620%, 03/01/16                                        5,105          5,754
  Export Funding Trust, Series 1995-A, Cl A
   8.210%, 12/29/06                                        1,223          1,323
  JCP&L Transition Funding LLC,
   Series 2002-A, Cl A4
   6.160%, 06/05/19                                        2,500          2,707
  PSE&G Transition Funding LLC,
   Series 2001-1, Cl A8
   6.890%, 12/15/17                                        5,050          5,805
                                                                      ---------
                                                                         15,589
--------------------------------------------------------------------------------

Total Asset-Backed Securities (Cost $64,345)                             67,265
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.7%
  Residential Accredit Loans,
   Series 1999-QS3, Cl A8
   6.500%, 03/25/29                                           25             26
  Structured Asset Sales, Series 1994-5, Cl A
   7.000%, 07/25/24                                        3,873          3,874
--------------------------------------------------------------------------------

Total Collateralized Mortgage Obligations (Cost $3,761)                   3,900
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 8.6%
  ABN AMRO Finance tt
   1.030%, 12/18/03                                       12,000         11,994
  Ciesco tt
   1.042%, 12/11/03                                       14,000         13,996
  Market Street Funding tt
   1.061%, 12/11/03                                        8,000          7,998
  Three Pillars Funding tt
   1.050%, 12/10/03                                       15,000         14,996
--------------------------------------------------------------------------------

Total Commercial Paper (Cost $48,984)                                    48,984
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

RELATED PARTY MONEY MARKET FUND -- 0.6%
  Armada Government Money
   Market Fund, Class I+                               3,317,226      $   3,317
--------------------------------------------------------------------------------

Total Related Party Money Market Fund (Cost $3,317)                       3,317
--------------------------------------------------------------------------------

Total Investments -- 133.6% (Cost $746,908)                             759,585
--------------------------------------------------------------------------------

Short Term Investments Held As Collateral For Loaned
  Securities -- 16.5% (Cost $94,024)++                                   94,024
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (50.1)%
  Investment Advisory Fees Payable                                         (258)
  12b-1 Fees Payable
   Class I                                                                 (101)
   Class A                                                                   (1)
  Administration Fees Payable                                               (33)
  Custody Fees Payable                                                       (5)
  Payable For Collateral For Loaned Securities                          (94,024)
  Payable For Investment Securities Purchased                          (202,524)
  Other Assets & Liabilities                                             11,910
--------------------------------------------------------------------------------

Total Other Assets & Liabilities; Net:                                 (285,036)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                            $ 568,573
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------

NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                           $ 589,404
Undistributed net investment income                                         171
Accumulated net realized loss on investments                            (33,679)
Net unrealized appreciation on investments                               12,677
--------------------------------------------------------------------------------
Total Net Assets                                                      $ 568,573
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I ($553,773,643 / 54,471,540
outstanding shares of beneficial interest)                               $10.17
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($12,515,790 / 1,228,303 outstanding shares of beneficial interest)    $10.19
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($10.19 / 95.25%)            $10.70
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($1,863,999 / 183,157 outstanding shares of beneficial interest)       $10.18
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($283,093 / 27,840 outstanding shares of beneficial interest)          $10.17
--------------------------------------------------------------------------------
Net Asset Value Per Share -- Class H
  ($136,969 / 13,476 outstanding shares of beneficial interest)          $10.16
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class H
  ($10.16 / 99.00%)                                                      $10.26
--------------------------------------------------------------------------------
# Security fully or partially on loan
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS
++ SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS tt EFFECTIVE YIELD AT PURCHASE DATE
(A) PRIVATE PLACEMENT SECURITY
CL -- CLASS
LLC -- LIMITED LIABILITY COMPANY
MTN -- MEDIUM TERM NOTE
TBA -- TO BE ANNOUNCED SECURITY
SEE NOTES TO FINANCIAL STATEMENTS.

ARMADA FIXED INCOME FUNDS
STATEMENT OF NET ASSETS


ARMADA INTERMEDIATE BOND FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 24.1%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.2%
   8.250%, 06/01/06                                      $     3      $       3
   5.500%, 01/01/07                                          953            983
                                                                      ---------
                                                                            986
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 21.8%
   7.000%, 07/15/05#                                      31,240         33,791
   5.500%, 12/01/33 TBA                                   43,800         44,087
   5.250%, 01/15/09                                        5,550          5,950
   5.000%, 09/01/33                                        1,540          1,513
   5.000%, 12/01/33 TBA                                   12,100         11,881
   4.375%, 09/15/12#                                         265            260
                                                                      ---------
                                                                         97,482
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 2.1%
   9.000%, 09/15/04 to 05/15/16                              414            455
   5.000%, 08/15/33 to 11/15/33                            9,209          9,065
                                                                      ---------
                                                                          9,520
--------------------------------------------------------------------------------

Total U.S. Government Agency Mortgage-Backed Obligations
(Cost $107,770)                                                         107,988
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 22.6%
U.S. TREASURY NOTES
   5.875%, 11/15/04#                                      60,035         62,587
   4.875%, 02/15/12#                                      14,135         14,887
   4.750%, 11/15/08#                                       8,685          9,246
   3.375%, 04/30/04#                                      13,930         14,068
   3.250%, 12/31/03                                          210            210
                                                                      ---------
                                                                        100,998
--------------------------------------------------------------------------------

Total U.S. Treasury Obligations (Cost $100,680)                         100,998
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 11.0%
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 11.0%
   1.018%, 12/11/03 tt                                    22,100         22,094
   1.012%, 12/09/03 to 12/10/03 tt                        27,300         27,293
                                                                      ---------
                                                                         49,387
--------------------------------------------------------------------------------

Total U.S. Government Agency Obligations (Cost $49,387)                  49,387
--------------------------------------------------------------------------------
CORPORATE BONDS -- 39.8%
AUTOMOTIVE -- 0.3%
  Daimler Chrysler
   6.500%, 11/15/13                                        1,160          1,202
--------------------------------------------------------------------------------
BASIC MATERIALS -- 0.5%
  Alcoa
   7.375%, 08/01/10                                          195            227
  Weyerhaeuser
   6.750%, 03/15/12                                        2,000          2,161
                                                                      ---------
                                                                          2,388
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.3%
  Cintas No. 2
   5.125%, 06/01/07                                          630            669


--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

  Harrahs Operating
   7.500%, 01/15/09                                      $   535      $     608
                                                                      ---------
                                                                          1,277
--------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 1.7%
  Dominion Resources
   5.700%, 09/17/12                                        1,790          1,877
  Ford Motor
   5.800%, 01/12/09                                        1,800          1,802
  General Motors#
   7.200%, 01/15/11                                        1,890          2,000
  Target
   5.500%, 04/01/07                                          125            134
   3.375%, 03/01/08                                        1,810          1,801
                                                                      ---------
                                                                          7,614
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 2.8%
  Coca-Cola Enterprises
   6.125%, 08/15/11                                          820            901
  Congara Foods
   6.000%, 09/15/06                                        1,220          1,316
  Diageo Capital
   3.500%, 11/19/07                                        2,455          2,462
  International Paper
   6.750%, 09/01/11                                        2,045          2,275
  Kroger
   7.250%, 06/01/09                                        1,070          1,215
   6.375%, 03/01/08                                        1,100          1,200
  Safeway
   5.800%, 08/15/12                                        2,180          2,255
  Tyson Foods
   8.250%, 10/01/11                                          635            759
                                                                      ---------
                                                                         12,383
--------------------------------------------------------------------------------
CONSUMER SERVICES -- 3.2%
  AOL Time Warner
   6.875%, 05/01/12                                        2,205          2,457
  Clear Channel Communication
   6.000%, 11/01/06                                        1,960          2,108
  Comcast Cable Communications#
   7.125%, 06/15/13                                        2,215          2,502
   6.750%, 01/30/11                                          580            642
  Cox Communications
   7.125%, 10/01/12                                        2,495          2,859
  Deluxe
   5.000%, 12/15/12                                        1,000          1,011
  TCI Communications
   9.800%, 02/01/12                                          465            604
  Walt Disney#
   6.375%, 03/01/12                                        2,150          2,352
                                                                      ---------
                                                                         14,535
--------------------------------------------------------------------------------
ENERGY -- 2.9%
  Anadarko Petroleum
   5.375%, 03/01/07                                          880            935
   5.000%, 10/01/12                                        1,000          1,000
  Conoco Phillips
   4.750%, 10/15/12                                        1,700          1,703

--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

  Duke Energy
   5.625%, 11/30/12                                      $ 1,230      $   1,277
  Kinder Morgan
   6.500%, 09/01/12                                        2,035          2,238
  Seacor Smit
   7.200%, 09/15/09                                        2,000          2,229
  Sunoco
   7.125%, 03/15/04                                        3,490          3,544
                                                                      ---------
                                                                         12,926
--------------------------------------------------------------------------------
FINANCIALS -- 17.8%
  American Express
   3.750%, 11/20/07                                          815            825
  American General Finance, Cl H (MTN)
   5.375%, 10/01/12                                          855            866
   2.750%, 06/15/08                                        1,110          1,059
  American Honda Finance (A)
   3.850%, 11/06/08                                          690            691
  Anthem Insurance (A)
   9.125%, 04/01/10                                        1,950          2,437
  Bank of America
   7.400%, 01/15/11                                        1,015          1,184
  Bank One
   6.500%, 02/01/06                                        1,795          1,945
  BankBoston
   6.375%, 03/25/08                                        1,025          1,134
  BB&T
   6.500%, 08/01/11                                          950          1,061
   4.875%, 01/15/13                                        1,635          1,628
  Bear Stearns
   6.500%, 05/01/06                                        1,145          1,245
   5.700%, 11/15/14                                        3,075          3,193
  Boeing Capital#
   6.500%, 02/15/12                                        1,835          2,007
  Cit Group Holdings#
   7.750%, 04/02/12                                        2,500          2,924
  Credit Suisse First Boston
   6.500%, 01/15/12                                        2,220          2,459
  Ford Motor Credit
   7.000%, 10/01/13                                        1,700          1,727
  General Electric Capital
   8.125%, 05/15/12                                        1,500          1,812
  General Electric Capital, Cl A (MTN)
   6.000%, 06/15/12                                        4,880          5,263
  General Motors Acceptance
   6.875%, 09/15/11                                        1,305          1,354
  Goldman Sachs Group
   6.600%, 01/15/12                                        1,030          1,145
   5.700%, 09/01/12                                        2,925          3,066
  Household Finance
   6.500%, 01/24/06                                        3,700          3,994
   5.750%, 01/30/07                                          185            199
   4.625%, 01/15/08                                          255            264
  JP Morgan Chase
   6.625%, 03/15/12                                        1,000          1,111
   6.000%, 01/15/09                                        1,500          1,631
   5.750%, 01/02/13                                        1,970          2,065


--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

  Lehman Brothers Holdings
   7.000%, 02/01/08                                      $ 1,425      $   1,602
   4.000%, 01/22/08                                        2,900          2,934
  MBNA (MTN)
   5.625%, 11/30/07                                        2,115          2,250
  Merrill Lynch
   6.000%, 02/17/09                                        1,000          1,092
  Morgan Stanley Tracer
   6.799%, 06/15/12                                        3,360          3,721
   6.799%, 06/15/12                                        8,400          9,303
  News America
   9.250%, 02/01/13                                        1,314          1,695
  Salomon Smith Barney Holdings
   6.250%, 01/15/05                                        4,415          4,643
  SLM
   5.000%, 10/01/13                                        1,700          1,682
  Wachovia
   6.950%, 11/01/04                                          260            273
   6.400%, 04/01/08                                        1,425          1,566
  Wells Fargo#
   3.500%, 04/04/08                                          420            419
                                                                      ---------
                                                                         79,469
--------------------------------------------------------------------------------
INDUSTRIALS -- 1.2%
  Emerson Electric
   5.850%, 03/15/09                                        1,430          1,568
  Precision Castparts
   8.750%, 03/15/05                                        1,775          1,877
  Raytheon
   5.500%, 11/15/12                                        1,330          1,345
  Systems 2001 Asset Trust (A)
   6.664%, 09/15/13                                          704            772
                                                                      ---------
                                                                          5,562
--------------------------------------------------------------------------------
REAL ESTATE -- 0.5%
  EOP Operating
   6.750%, 02/15/12                                        1,980          2,186
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.9%
  Federal Realty Investors Trust (MTN)
   6.990%, 03/10/06                                        2,550          2,729
  Vornado Realty#
   5.625%, 06/15/07                                        1,150          1,217
                                                                      ---------
                                                                          3,946
--------------------------------------------------------------------------------
TECHNOLOGY -- 2.4%
  Boeing Capital#
   6.100%, 03/01/11                                        1,000          1,069
   5.800%, 01/15/13                                        1,750          1,827
  General Dynamics
   4.250%, 05/15/13                                        1,220          1,164
  Hewlett-Packard
   7.150%, 06/15/05                                        1,350          1,451
   5.750%, 12/15/06                                        1,085          1,167
  Honeywell
   6.875%, 10/03/05                                        1,300          1,413
  International Business Machines
   4.750%, 11/29/12                                        1,590          1,588

ARMADA FIXED INCOME FUNDS
STATEMENT OF NET ASSETS


ARMADA INTERMEDIATE BOND FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

CORPORATE BONDS -- CONTINUED
TECHNOLOGY -- CONTINUED
  Motorola
   7.625%, 11/15/10                                      $   950      $   1,083
                                                                      ---------
                                                                         10,762
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 2.9%
  AT&T
   7.800%, 11/15/11                                        2,530          2,878
  AT&T Wireless Services
   7.875%, 03/01/11                                        2,070          2,337
  Deutsche Telecom
   8.500%, 06/15/10                                        1,305          1,566
  France Telecom
   9.250%, 03/01/11                                        1,520          1,825
  News America
   4.750%, 03/15/10                                          500            510
  Sprint Capital
   8.375%, 03/15/12                                        1,140          1,297
  Telecom Italia
   5.250%, 11/15/13                                          555            553
  Verizon Florida
   6.125%, 01/15/13                                        1,045          1,116
  Verizon of New England
   6.500%, 09/15/11                                        1,000          1,097
                                                                      ---------
                                                                         13,179
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.7%
  CSX
   6.300%, 03/15/12                                          505            548
   5.500%, 08/01/13                                        1,505          1,537
  Union Pacific
   6.125%, 01/15/12                                          860            931
                                                                      ---------
                                                                          3,016
--------------------------------------------------------------------------------
UTILITIES -- 1.7%
  American Electric Power
   5.375%, 03/15/10                                        1,360          1,417
  Centerpoint Energy Houston Electric
   5.750%, 01/15/14                                        1,450          1,513
  PSE&G (A)
   6.950%, 06/01/12                                        1,030          1,161
  Public Service of Colorado
   5.500%, 04/01/14                                        1,270          1,314
   4.375%, 10/01/08                                          840            861
  Wisconsin Energy
   5.500%, 12/01/08                                        1,310          1,394
                                                                      ---------
                                                                          7,660
--------------------------------------------------------------------------------

Total Corporate Bonds (Cost $171,271)                                   178,105
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.5%
  Prudential Securities Secured Financing,
   Series 1998-C1 Cl A1A3
   6.350%, 09/15/07                                        2,117          2,247
--------------------------------------------------------------------------------

Total Commercial Mortgage-Backed Securities (Cost $2,247)                 2,247
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES -- 7.0%
AUTOMOTIVE -- 2.1%
  AESOP Funding II LLC, Series 2002-1A, Cl A1
   3.850%, 10/20/06                                      $ 3,000      $   3,066
  Chase Manhattan Auto Owner Trust,
   Series 2002-A, Cl A3
   3.490%, 03/15/06                                          929            938
  Ford Credit Automotive Owner Trust,
   Series 2002-A, Cl A3A
   3.620%, 01/15/06                                        2,156          2,179
  World Omni Auto Receivables Trust,
   Series 2001-B, Cl A4
   4.490%, 08/20/08                                        3,070          3,171
                                                                      ---------
                                                                          9,354
--------------------------------------------------------------------------------
CREDIT CARDS -- 1.1%
  Providian Master Trust, Series 2000-1, Cl A
   7.490%, 08/17/09                                        4,805          4,901
--------------------------------------------------------------------------------
MORTGAGE-RELATED -- 1.7%
  Contimortgage Home Equity Loan Trust,
   Series 1999-3, Cl A5
   7.360%, 10/25/26                                        1,700          1,707
  Mellon Residential Funding,
   Series 2001-HEIL, Cl A4
   6.615%, 02/25/21                                        5,000          5,210
  Saxon Asset Securities Trust,
   Series 1999-3, Cl AF6
   8.005%, 02/25/30                                          743            798
   7.525%, 06/25/14                                           70             76
                                                                      ---------
                                                                          7,791
--------------------------------------------------------------------------------
OTHER -- 2.1%
  Pennsylvania Power & Light, Transition Bond,
   Series 1999-1, Cl A6
   6.960%, 12/26/07                                        3,310          3,575
  PSE&G Transition Funding LLC,
   Series 2001-1, Cl A8
   6.890%, 12/15/17                                        5,000          5,748
                                                                      ---------
                                                                          9,323
--------------------------------------------------------------------------------

Total Asset-Backed Securities (Cost $30,846)                             31,369
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.5%
  Bank of America Mortgage Securities,
   Series 2002-A, Cl A1
   5.242%, 02/25/32                                          727            730
  Midland Realty Acceptance, Series 1996-C2,
   Cl A2
   7.233%, 12/15/29                                        5,478          5,982
  Vendee Mortgage Trust, Series 1999-2, Cl ID
   6.500%, 12/15/24                                           67             68
--------------------------------------------------------------------------------

Total Collateralized Mortgage Obligations (Cost $6,191)                   6,780
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 NUMBER OF SHARES/      VALUE
                                                     PAR (000)          (000)
--------------------------------------------------------------------------------

COMMERCIAL PAPER -- 2.3%
  Ciesco tt
   1.042%, 12/11/03                                      $10,000      $   9,997
--------------------------------------------------------------------------------

Total Commercial Paper (Cost $9,997)                                      9,997
--------------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 2.8%
  Armada Money Market Fund, Class I+                  12,540,440         12,540
--------------------------------------------------------------------------------

Total Related Party Money Market Fund (Cost $12,540)                     12,540
--------------------------------------------------------------------------------

Total Investments -- 111.6% (Cost $490,929)                             499,411
--------------------------------------------------------------------------------

Short Term Investments Held As Collateral For Loaned
  Securities -- 25.5% (Cost $114,144)++                                 114,144
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (37.1)%
  Investment Advisory Fees Payable                                         (147)
  12b-1 Fees Payable
    Class I                                                                 (48)
    Class A                                                                  (1)
  Administration Fees Payable                                               (26)
  Custody Fees Payable                                                       (5)
  Payable For Collateral For Loaned Securities                         (114,144)
  Payable For Investment Securities Purchased                           (60,852)
  Other Assets & Liabilities                                              9,224
--------------------------------------------------------------------------------

Total Other Assets & Liabilities; Net:                                 (165,999)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                            $ 447,556
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------

NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                           $ 445,647
Undistributed net investment income                                          45
Accumulated net realized loss on investments                             (6,618)
Net unrealized appreciation on investments                                8,482
--------------------------------------------------------------------------------
Total Net Assets                                                      $ 447,556
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I ($428,543,834 / 39,570,418
  outstanding shares of beneficial interest)                             $10.83
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($12,039,872 / 1,109,982 outstanding shares of beneficial interest)    $10.85
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($10.85 / 95.25%)            $11.39
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($6,383,835 / 588,166 outstanding shares of beneficial interest)       $10.85
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($402,064 / 36,982 outstanding shares of beneficial interest)          $10.87
--------------------------------------------------------------------------------
Net Asset Value Per Share -- Class H
  ($186,421 / 17,149 outstanding shares of beneficial interest)          $10.87
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class H
  ($10.87 / 99.00%)                                                      $10.98
--------------------------------------------------------------------------------
# SECURITY FULLY OR PARTIALLY ON LOAN
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS
++ SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS tt EFFECTIVE YIELD AT PURCHASE DATE
(A) PRIVATE PLACEMENT SECURITY
CL -- CLASS
LLC -- LIMITED LIABILITY COMPANY
MTN -- MEDIUM TERM NOTE
SEE NOTES TO FINANCIAL STATEMENTS.

ARMADA FIXED INCOME FUNDS
STATEMENT OF NET ASSETS


ARMADA LIMITED MATURITY BOND FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 26.2%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 7.3%
   7.570%, 05/25/28                                      $   267       $    276
   5.500%, 01/01/07 to 06/01/10                            4,152          4,278
   5.000%, 10/01/09 to 06/15/15                            5,188          5,307
   4.000%, 08/01/08                                        7,744          7,847
   3.776%, 10/15/09                                        4,128          4,147
   3.500%, 09/01/08                                        3,751          3,751
                                                                       --------
                                                                         25,606
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 17.0%
   7.500%, 07/01/08                                          242            258
   7.125%, 02/15/05#                                       2,500          2,665
   7.000%, 07/15/05#                                       5,300          5,733
   6.000%, 12/15/05#                                      18,795         20,239
   5.500%, 10/01/09 to 02/25/17                            5,056          5,217
   5.000%, 11/01/12                                        3,735          3,833
   4.670%, 11/01/32                                        2,190          2,228
   4.420%, 10/01/33                                        3,450          3,491
   4.375%, 10/15/06#                                       6,910          7,226
   4.000%, 09/25/17                                        4,000          4,085
   3.500%, 12/25/16                                        5,000          5,071
                                                                       --------
                                                                         60,046
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 1.9%
   6.000%, 02/16/29                                        2,339          2,410
   4.500%, 12/16/29 to 03/20/32                            4,196          4,286
                                                                       --------
                                                                          6,696
--------------------------------------------------------------------------------

Total U.S. Government Agency Mortgage-Backed Obligations
(Cost $92,365)                                                           92,348
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 18.5%
U.S. TREASURY NOTES -- 18.5%
   2.375%, 08/15/06#                                      32,250         32,236
   2.000%, 08/31/05                                       33,025         33,106
--------------------------------------------------------------------------------

Total U.S. Treasury Obligations (Cost $65,156)                           65,342
--------------------------------------------------------------------------------
CORPORATE BONDS -- 23.1%
BASIC MATERIALS -- 0.3%
  Alcoa#
   7.250%, 08/01/05                                        1,000          1,085
--------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 1.1%
  John Deere Capital
   3.125%, 12/15/05                                        2,220          2,264
  Scholastic
   7.000%, 12/15/03                                        1,500          1,503
                                                                       --------
                                                                          3,767
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 2.4%
  Coca-Cola
   4.000%, 06/01/05                                        1,840          1,897
  Kroger
   7.375%, 03/01/05                                        2,400          2,550


--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

   6.150%, 03/01/06                                      $ 1,000       $  1,068
   2.500%, 11/01/05                                          960            946
  Unilever Capital
   6.875%, 11/01/05                                        2,000          2,172
                                                                       --------
                                                                          8,633
--------------------------------------------------------------------------------
CONSUMER SERVICES -- 2.1%
  Clear Channel Communications
   3.125%, 02/01/07                                        1,650          1,645
  Comcast Cable Communications
   8.125%, 05/01/04                                        1,250          1,282
  Liberty Media
   3.500%, 09/25/06                                        1,750          1,743
  Time Warner
   7.750%, 06/15/05                                          600            647
   6.125%, 04/15/06                                        1,000          1,068
  Walt Disney (MTN)
   5.500%, 12/29/06                                          500            532
   4.875%, 07/02/04                                          500            510
                                                                       --------
                                                                          7,427
--------------------------------------------------------------------------------
ENERGY -- 1.0%
  FPL Group Capital
   1.875%, 03/30/05                                        1,350          1,349
  Sunoco
   7.125%, 03/15/04                                        2,000          2,030
                                                                       --------
                                                                          3,379
--------------------------------------------------------------------------------
FINANCIALS -- 12.3%
  AIG Sunamerica Global Financing (B)
   5.200%, 05/10/04                                        1,000          1,017
  Associates
   6.375%, 11/15/05                                          500            543
  Bank of America
   6.875%, 02/15/05                                          900            951
   5.250%, 02/01/07                                          620            660
  Bear Stearns
   6.875%, 10/01/05                                          500            541
   6.250%, 07/15/05                                          500            533
  Boeing Capital#
   5.750%, 02/15/07                                        3,490          3,746
  Citigroup#
   6.750%, 12/01/05                                          500            542
   4.125%, 06/30/05                                          500            516
  Conoco Funding
   5.450%, 10/15/06                                        1,610          1,719
  Ford Motor Credit Global
   7.600%, 08/01/05                                        1,000          1,065
  General Motors Acceptance
   6.850%, 06/17/04                                        1,000          1,028
  Goldman Sachs
   7.625%, 08/17/05                                        1,030          1,125
   2.850%, 10/27/06                                        2,245          2,235
  Household Finance
   8.000%, 05/09/05                                        1,000          1,083
   6.500%, 01/24/06                                        1,620          1,749

--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

  Inter-American Development Bank#
   5.125%, 02/05/04                                      $ 1,000       $  1,007
  John Deere Capital
   5.125%, 10/19/06                                        3,000          3,180
  JP Morgan Chase
   5.625%, 08/15/06                                        3,000          3,217
  KeyCorp
   7.250%, 06/01/05                                        3,485          3,739
  Lehman Brothers
   7.625%, 06/01/06                                          468            524
   6.625%, 04/01/04                                          500            509
  MBNA
   6.250%, 01/17/07                                        1,750          1,892
  Morgan Stanley Dean Witter
   6.100%, 04/15/06                                        2,250          2,424
  Residential Asset Securities (C)
   2.080%, 12/25/22                                        3,000          2,985
  Salomon Smith Barney Holdings
   6.250%, 01/15/05                                        1,000          1,052
  Textron Financial
   7.125%, 12/09/04                                        1,000          1,048
  Wachovia
   7.050%, 08/01/05                                        1,000          1,080
   6.875%, 09/15/05                                          710            768
  Wells Fargo Financial
   5.450%, 05/03/04                                        1,000          1,017
                                                                       --------
                                                                         43,495
--------------------------------------------------------------------------------
INDUSTRIAL -- 0.4%
  Raytheon
   6.300%, 03/15/05                                        1,250          1,309
--------------------------------------------------------------------------------
REAL ESTATE -- 0.3%
  EOP Operating
   6.500%, 06/15/04                                        1,000          1,026
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 0.9%
  Colonial Realty (MTN)
   6.960%, 07/26/04                                        3,200          3,296
--------------------------------------------------------------------------------
SOVEREIGN AGENCY -- 0.9%
  Province of Ontario
   2.625%, 12/15/05                                        2,000          2,009
  Quebec Province
   8.625%, 01/19/05                                        1,000          1,075
                                                                       --------
                                                                          3,084
--------------------------------------------------------------------------------
TECHNOLOGY -- 0.0%
  Hewlett-Packard
   5.750%, 12/15/06                                          110            118
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.7%
  Bell Atlantic of New Jersey
   5.875%, 02/01/04                                          500            504
  Cox Communications
   7.750%, 08/15/06                                        1,000          1,119
  Verizon Global Funding#
   6.750%, 12/01/05                                          800            867
                                                                       --------
                                                                          2,490
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

TRANSPORTATION -- 0.7%
  ERAC USA Finance (B)
   6.950%, 03/01/04                                      $   250       $    253
  FedEx
   6.625%, 02/12/04                                        1,000          1,010
  Union Pacific
   7.600%, 05/01/05                                          500            536
   5.840%, 05/25/04                                          500            509
                                                                       --------
                                                                          2,308
--------------------------------------------------------------------------------

Total Corporate Bonds (Cost $80,439)                                     81,417
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.9%
  First Union-Lehman Brothers-Bank of America,
   Series 1998-C2, Cl A1
   6.280%, 11/18/35                                        2,542          2,671
  Prudential Securities Secured Financing,
   Series 1998-C1 Cl A1A3
   6.350%, 09/15/07                                        3,788          4,022
--------------------------------------------------------------------------------

Total Commercial Mortgage-Backed Securities (Cost $6,760)                 6,693
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 21.2%
AUTOMOTIVE -- 13.1%
  AESOP Funding II LLC, Series 2002-1A,
   Cl A1 (B)
   3.850%, 10/20/06                                        1,450          1,482
  Americredit Automobile Receivables Trust,
   Series 2001-1, Cl A3
   5.130%, 11/06/05                                          530            534
  ANRC Auto Owner Trust, Series 2001-A,
   Cl A4
   4.320%, 06/16/08                                        4,000          4,090
  Capital Auto Receivables Asset Trust
   Series 2003-3, Cl A3A
   2.960%, 01/15/08                                        4,000          4,026
  Carmax Auto Owner Trust Series 2001-2,
   Cl A4
   3.940%, 12/15/06                                        5,000          5,128
  Chase Manhattan Auto Owner Trust,
   Series 2002-A, Cl A4
   4.240%, 09/15/08                                        3,850          3,980
  Chase Manhattan Automobile Trust,
   Series 2001-B, Cl A4
   3.800%, 05/15/08                                        2,350          2,406
  Daimler Chrysler Automobile Trust,
   Series 2001-D, Cl A4
   3.780%, 02/06/07                                        4,150          4,251
  Ford Credit Auto Owner Trust,
   Series 2003-B, Cl A4
   2.410%, 08/15/07                                        4,000          3,980
  Honda Auto Receivables Owner Trust,
   Series 2003-3, Cl A3
   2.140%, 04/23/07                                        5,250          5,246
  Household Automotive Trust,
   Series 2001-2, Cl A4
   5.390%, 08/17/08                                        1,600          1,665

ARMADA FIXED INCOME FUNDS
STATEMENT OF NET ASSETS


ARMADA LIMITED MATURITY BOND FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES -- CONTINUED
AUTOMOTIVE -- CONTINUED
  Household Automotive Trust,
   Series 2003-1, Cl A3
   1.730%, 12/17/07                                      $ 2,715       $  2,678
  Morgan Stanley Auto Loan Trust,
   Series 2003-HB1
   2.170%, 04/15/11                                        3,300          3,242
  World Omni Auto Receivables Trust,
   Series 2001-B, Cl A4
   4.490%, 08/20/08                                        3,550          3,667
                                                                       --------
                                                                         46,375
--------------------------------------------------------------------------------
CREDIT CARDS -- 3.4%
  Citibank Credit Card Issuance Trust,
   Series 2003-A2, Cl A2
   2.700%, 01/15/08                                        5,460          5,490
  Household Private Label Credit Card Trust,
   Series 2001-2, Cl A
   4.950%, 06/16/08                                        1,760          1,803
  MBNA Credit Card Master Note Trust,
   Series 2001-A1, Cl A1
   5.750%, 10/15/08                                        4,270          4,588
                                                                       --------
                                                                         11,881
--------------------------------------------------------------------------------
MORTGAGE-RELATED -- 3.2%
  Ameriquest Mortgage Securities,
   Series 2003-5, Cl A2
   2.430%, 07/25/33                                        4,000          4,004
  Bear Stearns, Series 1999-2, Cl AF2
   7.910%, 10/25/29                                          722            775
  Chase Funding Mortgage Loan Trust,
   Series 2002-3, Class 1A2
   3.071%, 08/25/17                                        1,850          1,860
  GE Capital Mortgage Services,
   Series 1999-HE1, Cl A7
   6.265%, 04/25/29                                        1,945          2,019
  Morgan Keegan & Associates
   5.475%, 04/25/09                                           91             95
  Saxon Asset Securities Trust,
   Series 1999-3, Cl AF6
   8.005%, 02/25/30                                        2,228          2,395
                                                                       --------
                                                                         11,148
--------------------------------------------------------------------------------
OTHER -- 0.5%
  GE Capital Equipment Lease Trust,
   Series 1997-A, Cl A
   6.850%, 05/20/08                                          139            140
  Green Tree Recreational Equipment &
   Consumer Trust, Series 1997-B, Cl A1
   6.550%, 07/15/28                                          366            367
  PSE&G Transition Funding LLC,
   Series 2001-1, Cl A2
   5.740%, 03/15/07                                        1,126          1,159
                                                                       --------
                                                                          1,666
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 NUMBER OF SHARES/      VALUE
                                                     PAR (000)          (000)
--------------------------------------------------------------------------------

UTILITIES -- 1.0%
  Detroit Edison Securitization Funding,
   Series 2001-1, Cl A2
   5.510%, 03/01/07                                      $ 3,482       $  3,589
--------------------------------------------------------------------------------

Total Asset-Backed Securities (Cost $74,393)                             74,659
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.1%
  Bank of America Mortgage Securities,
   Series 2002-A, Cl A1 (A)
   5.242%, 02/25/32                                          670            673
  Bank of America Mortgage Securities,
   Series 2003-A, Cl 2A1
   3.983%, 02/25/33                                        1,898          1,898
  Chase Mortgage Finance, Series 2003-S4,
   Cl 2A2
   5.000%, 04/25/18                                        3,259          3,308
  Fannie Mae Whole Loan, Series 2002-W3,
   Cl 2A1
   2.100%, 06/25/42                                        1,884          1,885
  Golden National Mortgage Asset Backed
   Certificate, Series 1998-GN1, Cl A
   7.110%, 08/25/27                                            3              3
  Residential Accredit Loans, Series 2002-QS4,
   Cl A2
   6.250%, 03/25/17                                          933            959
  Vendee Mortgage Trust, Series 1999-2, Cl 1J
   6.500%, 01/15/06                                        4,600          4,738
  Vendee Mortgage Trust, Series 2003-2, Cl B
   5.000%, 02/15/19                                        2,825          2,916
  Washington Mutual, Series 2002-S8, Cl 2A1
   4.500%, 01/25/18                                        2,399          2,425
  Washington Mutual, Series 2003-AR7, Cl A3
   2.591%, 08/25/33                                        2,752          2,737
  Wells Fargo MBS Trust, Series 2003-11, Cl A1
   3.500%, 10/25/18                                        3,750          3,735
--------------------------------------------------------------------------------

Total Collateralized Mortgage Obligations (Cost $25,252)                 25,277
--------------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 1.1%
  Armada Money Market Fund, Class I+                   3,698,902          3,699
--------------------------------------------------------------------------------

Total Related Party Money Market Fund (Cost $3,699)                       3,699
--------------------------------------------------------------------------------

Total Investments -- 99.1% (Cost $348,064)                              349,435
--------------------------------------------------------------------------------

Short Term Investments Held As Collateral For Loaned
  Securities -- 19.0% (Cost $66,950)++                                   66,950
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES -- (18.1)%
  Investment Advisory Fees Payable                                     $   (102)
  12b-1 Fees Payable
    Class I                                                                 (30)
    Class A                                                                  (1)
  Administration Fees Payable                                               (20)
  Custody Fees Payable                                                       (4)
  Payable For Collateral For Loaned Securities                          (66,950)
  Payable For Investment Securities Purchased                            (3,615)
  Other Assets & Liabilities                                              6,942
--------------------------------------------------------------------------------

Total Other Assets & Liabilities; Net:                                  (63,780)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                             $352,605
--------------------------------------------------------------------------------

NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                            $358,629
Distributions in excess of net investment income                            (25)
Accumulated net realized loss on investments                             (7,370)
Net unrealized appreciation on investments                                1,371
--------------------------------------------------------------------------------
Total Net Assets                                                       $352,605
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I ($340,802,172 / 33,968,644
  outstanding shares of beneficial interest)                             $10.03
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($7,896,831 / 784,875 outstanding shares of beneficial interest)       $10.06
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($10.06 / 97.25%)            $10.34
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($1,668,338 / 165,807 outstanding shares of beneficial interest)       $10.06
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($1,138,160 / 113,169 outstanding shares of beneficial interest)       $10.06
--------------------------------------------------------------------------------
Net Asset Value Per Share -- Class H
  ($978,882 / 97,366 outstanding shares of beneficial interest)          $10.05
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class H
  ($10.05 / 99.00%)                                                      $10.15
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class R
  ($121,063 / 12,027 outstanding shares of beneficial interest)          $10.07
--------------------------------------------------------------------------------
# SECURITY FULLY OR PARTIALLY ON LOAN
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS
++ SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS
(A) VARIABLE RATE SECURITY -- RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON NOVEMBER 30, 2003, AND THE DATE REPORTED IS THE FINAL MATURITY DATE, NOT THE NEXT RESET OR PUT DATE.
(B) PRIVATE PLACEMENT SECURITY
(C) ILLIQUID SECURITY. TOTAL MARKET VALUE OF ILLIQUID SECURITIES IS $2,984,808 AND REPRESENTS 0.8% OF NET ASSETS AS OF NOVEMBER 30, 2003.
CL -- CLASS
LLC -- LIMITED LIABILITY COMPANY
MTN -- MEDIUM TERM NOTE
SEE NOTES TO FINANCIAL STATEMENTS.

ARMADA FIXED INCOME FUNDS
STATEMENT OF NET ASSETS


ARMADA TOTAL RETURN ADVANTAGE FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

CORPORATE BONDS -- 47.4%
AUTOMOTIVE -- 0.3%
  Daimler Chrysler#
   6.500%, 11/15/13                                      $   700       $    726
--------------------------------------------------------------------------------
BASIC MATERIALS -- 1.7%
  Abitibi-Consolidated
   8.850%, 08/01/30                                          300            311
  Alcoa#
   7.375%, 08/01/10                                        2,310          2,692
  Terex Corp
  10.375%, 04/01/11                                          300            335
  Weyerhaeuser
   7.375%, 03/15/32                                        1,250          1,338
                                                                       --------
                                                                          4,676
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.9%
  Harrahs Operating
   7.875%, 12/15/05                                          425            461
   7.500%, 01/15/09                                          300            341
  Iron Mountain
   8.625%, 04/01/13                                          370            405
  Mandalay Resort Group
   6.500%, 07/31/09                                          250            258
   6.375%, 12/15/11                                          350            350
  Park Place Entertainment
   8.500%, 11/15/06                                          300            333
  Station Casinos
   8.375%, 02/15/08                                          300            325
                                                                       --------
                                                                          2,473
--------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 3.0%
  Argosy Gaming
   9.000%, 09/01/11                                           15             17
  Cole National Group
   8.875%, 05/15/12                                          350            377
  Ford Motor
   6.375%, 02/01/29                                        1,675          1,401
  Kohl's
   6.000%, 01/15/33                                        1,210          1,214
  Navistar International, Series B
   8.000%, 02/01/08                                          300            309
  Office Depot
   6.250%, 08/15/13                                        1,000          1,037
  PEP Boys-Manny Moe & Jack
   7.000%, 06/01/05                                          150            153
  PEP Boys-Manny Moe & Jack, Cl B (MTN)
   6.920%, 07/07/06                                          150            151
  Target
   5.950%, 05/15/06                                          900            970
   3.375%, 03/01/08                                          960            955
  Wal-Mart Stores
   7.550%, 02/15/30                                        1,330          1,640
  Yum! Brands
   7.450%, 05/15/05                                          150            160
                                                                       --------
                                                                          8,384
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

CONSUMER NON-CYCLICALS -- 3.2%
  Bunge Limited (A)
   5.875%, 05/15/13                                      $ 1,000       $  1,010
  Coca-Cola Enterprises
   6.125%, 08/15/11                                          715            786
   4.250%, 09/15/10                                        1,000            991
  Congara Foods
   6.000%, 09/15/06                                        1,000          1,079
  Constellation Brands
   8.125%, 01/15/12                                          500            551
  Del Monte
   9.250%, 05/15/11                                          150            164
  Dole Foods (A)
   8.875%, 03/15/11                                          250            272
  Hasbro
   6.150%, 07/15/08                                          225            240
  Kroger
   6.375%, 03/01/08                                        1,625          1,773
  Safeway
   6.150%, 03/01/06                                        1,500          1,602
  Tyson Foods
   8.250%, 10/01/11                                          365            436
                                                                       --------
                                                                          8,904
--------------------------------------------------------------------------------
CONSUMER SERVICES -- 3.1%
  Clear Channel Communications
   5.750%, 01/15/13                                        1,250          1,299
  Comcast Cable Communications
   6.200%, 11/15/08                                        1,590          1,729
  Entravision Communications (A)
   8.125%, 03/15/09                                          310            332
  Liberty Media
   5.700%, 05/15/13                                        1,150          1,152
  Lin Television (A)
   6.500%, 05/15/13                                          100             99
  MGM Mirage
   8.375%, 02/01/11                                          550            617
  Royal Caribbean Cruises
   8.000%, 05/15/10                                          250            272
   6.875%, 12/01/13                                          400            401
  Time Warner
   6.625%, 05/15/29                                        1,300          1,324
  Walt Disney
   5.875%, 12/15/17                                        1,300          1,317
                                                                       --------
                                                                          8,542
--------------------------------------------------------------------------------
ENERGY -- 3.5%
  Anadarko Petroleum
   5.375%, 03/01/07                                          685            728
  Conoco
   6.950%, 04/15/29                                        2,550          2,880
  Duke Energy
   5.625%, 11/30/12                                        1,025          1,064
  Newfield Exploration
   7.450%, 10/15/07                                          450            497
  PSE&G Power
   8.625%, 04/15/31                                          900          1,153

--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

  Seacor Smit
   5.875%, 10/01/12                                      $   750       $    766
  Sunoco Logistics Partner (A)
   7.250%, 02/15/12                                          800            883
  Wisconsin Energy
   5.875%, 04/01/06                                        1,150          1,227
  XTO Energy (A)
   6.250%, 04/15/13                                          350            371
                                                                       --------
                                                                          9,569
--------------------------------------------------------------------------------
FINANCIALS -- 17.9%
  ABN Amro Bank of Chicago
   7.250%, 05/31/05                                        1,300          1,400
  American Honda Finance
   3.850%, 11/06/08                                          415            415
  Americo Life (A)
   7.875%, 05/01/13                                          500            493
  Anthem Insurance (A)
   9.125%, 04/01/10                                        1,000          1,250
  Bank of America
   7.800%, 09/15/16                                          825          1,008
  Bear Stearns
   6.500%, 05/01/06                                          690            750
   4.000%, 01/31/08                                        1,910          1,936
  Boeing Capital#
   6.500%, 02/15/12                                        1,225          1,340
   6.125%, 02/15/33                                        1,200          1,203
  Cit Group Holdings#
   7.750%, 04/02/12                                        2,150          2,514
  Citicorp
   7.125%, 09/01/05                                        1,000          1,086
  Fannie Mae#
   6.625%, 11/15/30                                        4,740          5,344
  First Union
   7.125%, 10/15/06                                        2,400          2,664
  Fleet Boston Financial
   6.500%, 03/15/08                                        2,775          3,075
  Ford Motor Credit
   7.375%, 10/28/09                                          675            715
  General Electric Capital
   5.450%, 01/15/13                                        2,300          2,381
  General Motors Acceptance
   8.000%, 11/01/31                                        2,000          2,120
  Goldman Sachs Group
   6.600%, 01/15/12                                          825            917
  Household Finance#
   4.750%, 07/15/13                                        3,000          2,906
  International Lease Finance#
   5.875%, 05/01/13                                        1,800          1,884
  JP Morgan Chase
   6.625%, 03/15/12                                        1,600          1,777
  Lehman Brothers Holdings
   7.000%, 02/01/08                                        2,000          2,249
   6.625%, 02/15/08                                        1,000          1,104
  Merrill Lynch
   6.000%, 02/17/09                                        1,725          1,884
  Morgan Stanley Dean Witter
   6.750%, 04/15/11                                        3,000          3,372


--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

  News American Holdings
   8.000%, 10/17/16                                      $   740       $    900
  Pxre Capital Trust I
   8.850%, 02/01/27                                          415            380
  Wells Fargo Bank
   7.550%, 06/21/10                                        2,250          2,653
                                                                       --------
                                                                         49,720
--------------------------------------------------------------------------------
HEALTHCARE -- 0.1%
  Hanger Orthopedic Group (A)
  10.375%, 02/15/09                                          110            124
  Kinetic Concepts
   7.375%, 05/15/13                                          250            258
                                                                       --------
                                                                            382
--------------------------------------------------------------------------------
INDUSTRIALS -- 2.2%
  American Standard
   7.375%, 04/15/05                                          451            478
  Bowater
   6.500%, 06/15/13                                          415            385
  D.R. Horton
   9.375%, 03/15/11                                           50             57
   6.875%, 05/01/13                                          450            484
  Emerson Electric
   5.850%, 03/15/09                                        1,125          1,234
  International Paper
   5.850%, 10/30/12                                          755            783
  Lear
   8.110%, 05/15/09                                          550            642
  Nortek
   9.125%, 09/01/07                                           70             72
  Packaging Corp of America
   5.750%, 08/01/13                                          700            703
  Stone Container
   9.250%, 02/01/08                                          100            111
  Systems 2001 Asset Trust (A)
   6.664%, 09/15/13                                          579            635
  Toll
   8.250%, 12/01/11                                          450            502
                                                                       --------
                                                                          6,086
--------------------------------------------------------------------------------
REAL ESTATE -- 0.3%
  Pulte Homes
   6.375%, 05/15/33                                          860            834
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.6%
  Mack-Cali Realty
   7.000%, 03/15/04                                        1,650          1,676
--------------------------------------------------------------------------------
SOVEREIGN AGENCY -- 2.3%
  Quebec Province
   8.625%, 01/19/05                                        3,050          3,277
  Republic of Finland
   5.875%, 02/27/06                                        2,895          3,114
                                                                       --------
                                                                          6,391
--------------------------------------------------------------------------------

ARMADA FIXED INCOME FUNDS
STATEMENT OF NET ASSETS


ARMADA TOTAL RETURN ADVANTAGE FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

CORPORATE BONDS -- CONTINUED
TECHNOLOGY -- 1.0%
  Hewlett-Packard
   7.150%, 06/15/05                                      $   750       $    806
  International Business Machines
   4.750%, 11/29/12                                        1,345          1,344
  Motorola
   7.625%, 11/15/10                                          535            610
                                                                       --------
                                                                          2,760
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.9%
  AT&T
   7.800%, 11/15/11                                        1,250          1,422
  AT&T Wireless Services
   7.875%, 03/01/11                                        1,230          1,389
  BellSouth
   6.875%, 10/15/31                                          700            766
  British Telecom
   8.875%, 12/15/30                                          820          1,053
  Cox Communications
   6.750%, 03/15/11                                        1,500          1,679
  Crown Castle International
   9.375%, 08/01/11                                          200            221
  Deutsche Telecom (D)
   8.500%, 06/15/10                                        1,080          1,296
  France Telecom (D)
   9.250%, 03/01/11                                        1,235          1,483
  Rogers Cable, Inc.
   7.875%, 05/01/12                                          500            557
  SBC Communications
   5.875%, 08/15/12                                          425            450
  Sprint Capital (A)
   8.375%, 03/15/12                                          670            762
  Telecom Italia
   5.250%, 11/15/13                                          360            359
  Triton PCS
   8.750%, 11/15/11                                          110            107
  Verizon Global Funding
   7.750%, 12/01/30                                        1,800          2,083
                                                                       --------
                                                                         13,627
--------------------------------------------------------------------------------
TRANSPORTATION -- 1.6%
  CSX
   6.300%, 03/15/12                                          395            428
  FedEx
   6.720%, 01/15/22                                        1,510          1,678
  Overseas Shipholding
   8.750%, 12/01/13                                          480            526
  Union Pacific
   7.600%, 05/01/05                                          790            847
   6.625%, 02/01/29                                          980          1,051
                                                                       --------
                                                                          4,530
--------------------------------------------------------------------------------
UTILITIES -- 0.8%
  AEP Texas Central
   6.650%, 02/15/33                                          350            368
   6.650%, 02/15/33 (A)                                      615            647


--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

  Calpine Canada Energy
   8.500%, 05/01/08                                      $   300       $    224
  Centerpoint Energy Houston Electric
   5.750%, 01/15/14                                          250            261
   5.600%, 07/01/23 (A)                                      875            834
                                                                       --------
                                                                          2,334
--------------------------------------------------------------------------------

Total Corporate Bonds (Cost $125,102)                                   131,614
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 7.8%
AUTOMOTIVE -- 3.0%
  AESOP Funding II LLC,
   Series 2002-1A, Cl A1
   3.850%, 10/20/06                                        2,000          2,044
  ANRC Auto Owner Trust,
   Series 2001-A, Cl A4
   4.320%, 06/16/08                                          400            409
  Daimler Chrysler Automobile Trust,
   Series 2001-A, Cl A4
   5.400%, 03/06/06                                        5,785          5,900
                                                                       --------
                                                                          8,353
--------------------------------------------------------------------------------
CREDIT CARDS -- 1.1%
  Discover Card Master Trust,
   Series 1999-6, Cl A
   6.850%, 07/17/07                                        2,779          2,940
--------------------------------------------------------------------------------
MORTGAGE-RELATED -- 0.1%
  Saxon Asset Securities Trust,
   Series 1999-3, Cl AF6
   7.525%, 06/25/14                                          278            304
--------------------------------------------------------------------------------
OTHER -- 3.6%
  Atlantic City Electric Transition Funding LLC,
   Series 2002-1, Cl A4
   5.550%, 10/20/23                                        3,175          3,211
  JCP&L Transition Funding LLC,
   Series 2002-A, Cl A4
   6.160%, 06/05/19                                        2,500          2,707
  Railcar Leasing LLC, Series 1, Cl A1
   6.750%, 07/15/06                                        3,822          4,055
                                                                       --------
                                                                          9,973
--------------------------------------------------------------------------------

Total Asset-Backed Securities (Cost $20,736)                             21,570
--------------------------------------------------------------------------------
MORTGAGE PASS THROUGH OBLIGATIONS -- 0.0%
  Thirty-Seventh FHA Insurance
   Project (B) (C)
   7.430%, 05/01/22                                          186            186
--------------------------------------------------------------------------------

Total Mortgage Pass Through Obligations (Cost $186)                         186
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 NUMBER OF SHARES/      VALUE
                                                     PAR (000)          (000)
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 18.4%
U.S. TREASURY BONDS -- 6.6%
   8.125%, 08/15/19#                                     $ 1,000       $  1,341
   6.250%, 08/15/23                                        5,650          6,385
   6.000%, 02/15/26#                                       3,820          4,206
   5.500%, 08/15/28#                                       4,720          4,883
   5.250%, 02/15/29                                        1,525          1,528
                                                                       --------
                                                                         18,343
--------------------------------------------------------------------------------
U.S. TREASURY NOTES -- 11.8%
   5.875%, 11/15/04#                                       8,730          9,101
   4.875%, 02/15/12#                                       7,485          7,883
   4.750%, 11/15/08#                                      11,750         12,509
   4.375%, 05/15/07#                                       3,190          3,359
                                                                       --------
                                                                         32,852
--------------------------------------------------------------------------------

Total U.S. Treasury Obligations (Cost $50,754)                           51,195
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 24.5%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.0%
   8.750%, 05/01/08                                            1              1
   7.500%, 12/01/10                                           11             11
                                                                       --------
                                                                             12
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 24.5%
   7.000%, 07/15/05#                                      28,340         30,654
   5.730%, 12/01/08                                        3,486          3,728
   5.500%, 12/01/06                                        1,485          1,518
   5.500%, 12/01/33 TBA                                   21,000         21,138
   5.250%, 01/15/09                                        1,455          1,560
   5.000%, 12/01/33 TBA                                    6,000          5,891
   4.375%, 09/15/12#                                       3,425          3,368
                                                                       --------
                                                                         67,857
--------------------------------------------------------------------------------

Total U.S. Government Agency Mortgage-Backed Obligations
(Cost $67,518)                                                           67,869
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.9%
FEDERAL NATIONAL MORTGAGE ASSOCIATION
   1.014%, 12/11/03 tt                                    12,500         12,496
   1.012%, 12/09/03 to 12/10/03 tt                         9,500          9,498
--------------------------------------------------------------------------------

Total U.S. Government Agency Obligations (Cost $21,994)                  21,994
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 1.8%
  Ciesco tt
   1.042%, 12/11/03                                        5,000          4,998
--------------------------------------------------------------------------------

Total Commercial Paper (Cost $4,998)                                      4,998
--------------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 0.7%
  Armada Money Market Fund, Class I+                   1,891,808          1,892
--------------------------------------------------------------------------------

Total Related Party Money Market Fund (Cost $1,892)                       1,892
--------------------------------------------------------------------------------

Total Investments -- 108.5% (Cost $293,180)                             301,318
--------------------------------------------------------------------------------

Short Term Investments Held As Collateral For Loaned
  Securities -- 24.7% (Cost $68,419)++                                   68,419
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES -- (33.2)%
  Investment Advisory Fees Payable                                     $    (91)
  12b-1 Fees Payable
   Class I                                                                  (35)
  Administration Fees Payable                                               (16)
  Custody Fees Payable                                                       (3)
  Payable For Collateral For Loaned Securities                          (68,419)
  Payable For Investment Securities Purchased                           (26,925)
  Other Assets & Liabilities                                              3,340
--------------------------------------------------------------------------------

Total Other Assets & Liabilities; Net:                                  (92,149)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                             $277,588
--------------------------------------------------------------------------------

NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                            $262,226
Distributions in excess of net investment income                           (876)
Undistributed net realized gain on investments                            8,100
Net unrealized appreciation on investments                                8,138
--------------------------------------------------------------------------------
Total Net Assets                                                       $277,588
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I ($271,103,142 / 25,476,791
  outstanding shares of beneficial interest)                             $10.64
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($4,596,675 / 431,889 outstanding shares of beneficial interest)       $10.64
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($10.64 / 95.25%)            $11.17
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($1,216,810 / 113,976 outstanding shares of beneficial interest)       $10.68
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($297,383 / 27,898 outstanding shares of beneficial interest)          $10.66
--------------------------------------------------------------------------------
Net Asset Value Per Share -- Class H
  ($66,107 / 6,203 outstanding shares of beneficial interest)            $10.66
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class H ($10.66 / 99.00%)            $10.77
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class R
  ($308,076 / 29,015 outstanding shares of beneficial interest)          $10.62
--------------------------------------------------------------------------------
# SECURITY FULLY OR PARTIALLY ON LOAN
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS
++ SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS tt EFFECTIVE YIELD AT PURCHASE DATE
(A) PRIVATE PLACEMENT SECURITY
(B) ILLIQUID SECURITY. TOTAL MARKET VALUE OF ILLIQUID SECURITIES IS $186,257 AND REPRESENTS 0.1% OF NET ASSETS AS OF NOVEMBER 30, 2003.
(C) SECURITY FAIR VALUED USING METHODS DETERMINED IN GOOD FAITH BY THE VALUATION COMMITTEE OF THE BOARD OF TRUSTEES.
(D) STEPPED COUPON BOND.
CL -- CLASS
FHA -- FEDERAL HOUSING AUTHORITY
LLC -- LIMITED LIABILITY COMPANY
MTN -- MEDIUM TERM NOTE
TBA -- TO BE ANNOUNCED SECURITY
SEE NOTES TO FINANCIAL STATEMENTS.

ARMADA FIXED INCOME FUNDS
STATEMENT OF NET ASSETS


ARMADA ULTRA SHORT BOND FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 3.3%
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.9%
   4.000%, 09/25/17                                      $ 2,250       $  2,298
   3.500%, 12/25/16                                        2,400          2,434
                                                                       --------
                                                                          4,732
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.4%
   4.500%, 12/16/29                                          591            606
--------------------------------------------------------------------------------

Total U.S. Government Agency Mortgage-Backed Obligations
(Cost $5,355)                                                             5,338
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 20.0%
U.S. TREASURY BILL -- 13.7%
   0.891%, 12/11/03#                                      22,000         21,995
--------------------------------------------------------------------------------
U.S. TREASURY NOTE -- 6.3%
   5.875%, 11/15/04#                                       9,650         10,060
--------------------------------------------------------------------------------

Total U.S. Treasury Obligations (Cost $32,070)                           32,055
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 18.0%
FEDERAL NATIONAL MORTGAGE ASSOCIATION
   3.000%, 06/15/04 tt                                     3,000          3,030
   1.875%, 09/15/05 tt                                    26,000         25,956
--------------------------------------------------------------------------------

Total U.S. Government Agency Obligations (Cost $28,934)                  28,986
--------------------------------------------------------------------------------
CORPORATE BONDS -- 19.9%
BASIC MATERIALS -- 1.0%
  Alcoa
   6.125%, 06/15/05                                        1,000          1,063
  Weyerhaeuser
   5.500%, 03/15/05                                          500            520
                                                                       --------
                                                                          1,583
--------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 0.6%
  Scholastic
   7.000%, 12/15/03                                          350            351
  Target
   7.500%, 02/15/05                                          600            639
                                                                       --------
                                                                            990
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 1.1%
  Coca-Cola Enterprises
   8.000%, 01/04/05                                        1,000          1,065
  Kroger
   7.375%, 03/01/05                                          600            637
  Safeway
   7.250%, 09/15/04                                          105            109
                                                                       --------
                                                                          1,811
--------------------------------------------------------------------------------
CONSUMER SERVICES -- 1.7%
  Gannett
   4.950%, 04/01/05                                        1,000          1,040
  Time Warner
   7.750%, 06/15/05                                          700            756


--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

  Walt Disney
   7.300%, 02/08/05                                      $   875       $    929
                                                                       --------
                                                                          2,725
--------------------------------------------------------------------------------
ENERGY -- 0.7%
  Conoco
   8.500%, 05/25/05                                        1,000          1,093
--------------------------------------------------------------------------------
FINANCIALS -- 11.4%
  American General Finance
   7.250%, 05/15/05                                        1,000          1,077
  Ameritech Capital Funding
   6.300%, 10/15/04                                          900            935
  Banc One
   7.000%, 07/15/05                                        1,175          1,264
  Bank of America
   6.875%, 02/15/05                                          800            846
  Bear Stearns
   7.625%, 02/01/05                                          750            801
   6.650%, 12/01/04                                          250            263
  Boeing Capital
   4.290%, 06/20/05                                          800            821
  Caterpillar Financial Services
   4.690%, 04/25/05                                          680            709
  Chase Manhattan
   6.500%, 08/01/05                                          100            107
   5.750%, 04/15/04                                          850            863
  Citicorp
   6.750%, 08/15/05                                        1,000          1,078
  First Bank
   7.625%, 05/01/05                                          500            539
  Fleet National Bank
   8.625%, 02/15/05                                        1,000          1,083
  Household Finance
   8.000%, 05/09/05                                        1,000          1,083
  John Deere Capital
   4.125%, 07/15/05                                          600            619
  JP Morgan Chase
   7.625%, 09/15/04                                          150            157
  KeyCorp
   4.625%, 05/16/05                                        1,000          1,038
  Lehman Brothers Holdings
   8.750%, 03/15/05                                          500            542
   7.750%, 01/15/05                                          481            516
  Mellon Funding
   7.500%, 06/15/05                                          500            540
  Merrill Lynch
   6.000%, 11/15/04                                          200            208
  Morgan Stanley Dean Witter
   7.750%, 06/15/05                                          225            244
   5.625%, 01/20/04                                          155            156
  Norwest Financial
   7.500%, 04/15/05                                          500            537
  Salomon Smith Barney Holdings
   6.250%, 01/15/05                                          105            110
  Spears, Leads & Kellogg
   8.250%, 08/15/05                                        1,000          1,088

--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

  Wachovia
   6.950%, 11/01/04                                      $   250       $    263
   6.700%, 06/21/04                                          750            773
                                                                       --------
                                                                         18,260
--------------------------------------------------------------------------------
INDUSTRIALS -- 0.2%
  Deere
   6.550%, 07/15/04                                           25             26
  General Electric#
   7.250%, 02/01/05                                          345            366
                                                                       --------
                                                                            392
--------------------------------------------------------------------------------
TECHNOLOGY -- 1.7%
  Hewlett-Packard
   7.150%, 06/15/05                                        1,500          1,613
  IBM
   4.125%, 06/30/05                                          855            886
  Rockwell
   6.625%, 06/01/05                                          220            234
                                                                       --------
                                                                          2,733
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.0%
  GTE Hawaii Telephone
   6.750%, 02/15/05                                        1,000          1,055
  TCI Communications (B)
   8.350%, 02/15/05                                          500            534
                                                                       --------
                                                                          1,589
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.2%
  Norfolk Southern
   7.875%, 02/15/04                                          250            253
--------------------------------------------------------------------------------
UTILITIES -- 0.3%
  Dominion Resources
   2.800%, 02/15/05                                          500            504
--------------------------------------------------------------------------------

Total Corporate Bonds (Cost $31,938)                                     31,933
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 25.2%
AUTOMOTIVE -- 15.0%
  ANRC Auto Owner Trust, Series 2001-A,
   Cl A4
   4.320%, 06/16/08                                        2,875          2,940
  Capital Auto Receivables Asset Trust,
   Series 2002-5,  Cl A2B
   1.710%, 01/18/05                                          289            289
  Capital Auto Receivables Asset Trust,
   Series 2003-1, Cl A2A
   2.270%, 01/17/06                                        2,000          2,015
  Chase Manhattan Auto Owner Trust,
   Series 2002-A, Cl A3
   3.490%, 03/15/06                                        1,460          1,474
  Chase Manhattan Automobile Trust,
   Series 2001-B, Cl A4
   3.800%, 05/15/08                                          750            768


--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

  Daimler Chrysler Automobile Trust,
   Series 2001-A, Cl A4
   5.400%, 03/06/06                                      $ 1,320       $  1,346
  Daimler Chrysler Automobile Trust,
   Series 2001-D, Cl A4
   3.780%, 02/06/07                                        2,600          2,663
  Ford Credit Auto Owner Trust,
   Series 2001-C, Cl A5
   5.250%, 09/15/05                                        2,365          2,412
  Honda Auto Receivables Owner Trust,
   Series 2002-1, Cl A4
   4.220%, 04/16/07                                        2,650          2,727
  Morgan Stanley Auto Loan Trust,
   Series 2003-Hb1, Cl A1
   1.460%, 07/15/07                                        2,264          2,259
  Nissan Auto Receivables Owner Trust,
   Series 2002-C, Cl A3
   2.600%, 08/15/06                                        2,300          2,320
  Toyota Auto Receivables Owner Trust,
   Series 2002-B, Cl A3
   3.760%, 06/15/06                                        2,721          2,759
                                                                       --------
                                                                         23,972
--------------------------------------------------------------------------------
CREDIT CARDS -- 9.2%
  American Express Credit Account Master
   Trust, Series 1999-3, Cl A (A)
   1.260%, 12/15/06                                        2,000          2,002
  American Express Credit Account Master
   Trust, Series 2000-2, Cl A (A)
   1.285%, 09/17/07                                        2,000          2,003
  Chase Credit Card Master Trust,
   Series 2002-4, Cl A
   1.170%, 10/15/07                                        1,500          1,501
  Citibank Credit Card Issuance Trust,
   Series 2001, Cl A8
   4.100%, 12/07/06                                        2,500          2,562
  Citibank Credit Card Issuance Trust,
   Series 2003-A2, Cl A2
   2.700%, 01/15/08                                        2,000          2,011
  Fleet Credit Card Master Trust II,
   Series 2001-C, Cl A
   3.860%, 03/15/07                                        2,700          2,751
  MBNA Master Credit Card Trust,
   Series 97-J, Cl A1 (A)
   1.240%, 02/15/07                                        2,000          2,002
                                                                       --------
                                                                         14,832
--------------------------------------------------------------------------------
UTILITIES -- 1.0%
  Detroit Edison Securitization Funding,
   Series 2001-1, Cl A2
   5.510%, 03/01/07                                        1,547          1,595
--------------------------------------------------------------------------------

Total Asset-Backed Securities (Cost $40,486)                             40,399
--------------------------------------------------------------------------------

ARMADA FIXED INCOME FUNDS
STATEMENT OF NET ASSETS


ARMADA ULTRA SHORT BOND FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                 NUMBER OF SHARES/      VALUE
                                                     PAR (000)          (000)
--------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 10.6%
  Bank of America Mortgage Securities,
   Series 2003-A, Cl 1A1
   3.234%, 02/25/33                                       $  497       $    495
  Fannie Mae 2003-70 P
   5.000%, 07/01/33                                        1,717          1,732
  Fannie Mae Whole Loan, Series 2002-W3,
   Cl 2A1
   2.100%, 06/25/42                                          686            686
  Fannie Mae, Series 2002-95, Cl MA
   4.250%, 10/25/08                                        1,600          1,613
  Fannie Mae, Series 2003-13, Cl PA
   4.250%, 10/25/16                                        1,567          1,597
  Fannie Mae, Series 2003-16, Cl PA
   4.500%, 11/25/09                                        1,800          1,838
  Fannie Mae, Series 2003-24, Cl PH
   4.000%, 11/25/09                                        2,100          2,132
  Fannie Mae, Series 2003-41, Cl YN
   4.000%, 05/25/17                                        2,000          2,038
  Freddie Mac, Series 2345, Cl PN
   6.500%, 07/15/13                                           69             69
  Freddie Mac, Series 2660 Cl MH
   3.500%, 05/15/18                                        2,333          2,362
  Freddie Mac, Series 2707
   3.500%, 05/15/10                                        2,500          2,536
--------------------------------------------------------------------------------

Total Collateralized Mortgage Obligations (Cost $17,171)                 17,098
--------------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 2.4%
  Armada Money Market Fund, Class I+                   3,871,223          3,871
--------------------------------------------------------------------------------

Total Related Party Money Market Fund (Cost $3,871)                       3,871
--------------------------------------------------------------------------------

Total Investments -- 99.4% (Cost $159,825)                              159,680
--------------------------------------------------------------------------------

Short Term Investments Held As Collateral For Loaned
  Securities -- 31.2% (Cost $50,077)++                                   50,077
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (30.6)%
  Investment Advisory Fees Payable                                          (26)
  Administration Fees Payable                                                (9)
  Custody Fees Payable                                                       (1)
  Payable For Collateral For Loaned Securities                          (50,077)
  Payable For Investment Securities Purchased                              (782)
  Other Assets & Liabilities                                              1,792
--------------------------------------------------------------------------------

Total Other Assets & Liabilities; Net:                                  (49,103)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                             $160,654
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------

NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                            $160,908
Distributions in excess of net investment income                             (2)
Accumulated net realized  loss on investments                              (107)
Net unrealized depreciation on investments                                 (145)
--------------------------------------------------------------------------------
Total Net Assets                                                       $160,654
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I ($159,025,821 / 15,859,298
  outstanding shares of beneficial interest)                             $10.03
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($1,628,503 / 162,553 outstanding shares of beneficial interest)       $10.02
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A
  ($10.02 / 97.25%)                                                      $10.30
--------------------------------------------------------------------------------
# SECURITY FULLY OR PARTIALLY ON LOAN
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS
++ SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS tt EFFECTIVE YIELD AT PURCHASE DATE
(A) VARIABLE RATE SECURITY -- RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON NOVEMBER 30, 2003, AND THE DATE REPORTED IS THE FINAL MATURITY DATE, NOT THE NEXT RESET OR PUT DATE.
(B) STEPPED COUPON BOND
CL -- CLASS
SEE NOTES TO FINANCIAL STATEMENTS.

                                                       ARMADA FIXED INCOME FUNDS
                                                         STATEMENT OF NET ASSETS


ARMADA U.S. GOVERNMENT INCOME FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 99.3%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 2.8%
  12.250%, 08/01/15                                       $  214      $     244
  10.000%, 09/01/16                                           94            105
   9.750%, 11/01/08 to 04/01/09                              125            137
   9.250%, 08/01/13                                           18             19
   9.000%, 04/01/06 to 09/01/20                              776            857
   8.750%, 06/01/16 to 05/01/17                              105            117
   8.500%, 03/01/06 to 01/01/22                              490            536
   8.000%, 04/01/07 to 03/01/22                              562            613
   7.500%, 05/15/22                                          299            310
   7.000%, 05/01/31                                        1,585          1,672
   6.000%, 10/01/32                                        4,096          4,212
                                                                      ---------
                                                                          8,822
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 52.3%
  14.000%, 11/01/12                                           16             19
  12.500%, 05/01/15                                          294            341
  11.250%, 05/01/14                                           20             23
  10.500%, 05/01/04                                            1              1
  10.000%, 06/01/21                                           39             44
   9.500%, 09/01/11                                          102            108
   9.000%, 06/01/09 to 10/01/19                              118            130
   8.500%, 11/01/21 to 09/01/23                              114            126
   8.000%, 12/01/17 to 03/01/23                              451            483
   7.500%, 09/01/22 to 05/01/32                            4,976          5,312
   7.000%, 12/01/15 to 09/01/31                            2,647          2,802
   6.500%, 12/01/12 to 12/01/33                            7,242          7,566
   6.000%, 09/01/17                                        8,614          9,002
   6.000%, 12/01/33 TBA                                   30,500         31,339
   5.500%, 11/01/09                                        2,164          2,223
   5.500%, 12/01/33 TBA                                   55,500         55,864
   5.000%, 07/01/18                                        9,094          9,222
   5.000%, 12/01/33 to 01/01/34 TBA                       25,500         25,003
   4.500%, 04/01/18 to 11/01/18                           15,000         14,913
                                                                      ---------
                                                                        164,521
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 44.2%
  17.000%, 11/15/11                                           76             91
  16.000%, 11/15/11                                            3              4
  15.000%, 06/15/11 to 01/15/13                            1,495          1,782
  14.500%, 09/15/12 to 08/15/14                               12             15
  14.000%, 05/15/11 to 02/15/15                              640            749
  13.500%, 05/15/10 to 06/20/15                              741            861
  13.000%, 11/15/10 to 06/20/15                              776            903
  12.750%, 09/20/13 to 12/20/14                              110            125
  12.500%, 04/15/10 to 01/20/16                            1,609          1,855
  12.000%, 08/15/12 to 01/15/16                              696            804
  11.500%, 06/20/04 to 12/15/15                              225            255
  10.500%, 04/20/04 to 09/15/04                                3              3
   9.250%, 05/15/16 to 05/15/21                              182            200
   9.000%, 10/15/04 to 11/15/24                            1,865          2,058
   8.750%, 08/15/08 to 12/15/16                              148            163
   8.500%, 01/15/17 to 09/15/24                              977          1,080
   8.250%, 01/15/05 to 06/15/16                              204            223
   8.000%, 03/15/17 to 05/20/30                            3,759          4,066


--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

   7.500%, 09/20/15 to 09/20/30                         $  7,088      $   7,624
   7.250%, 11/15/04                                            4              4
   7.000%, 12/15/10 to 06/15/32                           22,383         23,813
   6.500%, 05/15/28 to 04/15/32                           25,834         27,181
   6.000%, 10/20/28 to 07/20/29                            5,907          6,112
   6.000%, 12/01/33 TBA                                   10,000         10,347
   5.500%, 01/15/33 to 07/15/33                            9,792          9,908
   5.500%, 12/01/33 TBA                                   23,000         23,275
   5.000%, 05/15/33 to 09/15/33                           15,855         15,608
                                                                      ---------
                                                                        139,109
--------------------------------------------------------------------------------

Total U.S. Government Agency Mortgage-Backed Obligations
(Cost $308,324)                                                         312,452
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 40.4%
FEDERAL HOME LOAN BANK -- 6.3%
   1.231%, 12/17/03 tt                                    20,000         19,991
                                                                      ---------
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 9.6%
   1.011%, 12/16/03 to 12/19/03 tt                        30,211         30,197
                                                                      ---------
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 24.5%
   1.209%, 12/18/03 tt                                    17,000         16,992
   1.022%, 12/11/03 tt                                    12,000         11,997
   1.012%, 12/09/03 tt                                    10,000          9,998
   1.010%, 12/10/03 tt                                    24,000         23,994
   1.001%, 12/10/03 tt                                    14,000         13,996
                                                                      ---------
                                                                         76,977
--------------------------------------------------------------------------------

Total U.S. Government Agency Obligations (Cost $127,165)                127,165
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.5%
  Residential Funding Mortgage Securities I,
   Series 1992-S31, Cl A5
   7.500%, 09/25/07                                          287            287
  Security Mortgage Acceptance Corporation II,
   Series B, Cl 4
   9.000%, 12/01/16                                          754            777
  Structured Mortgage Asset Residential Trust,
   Series 1992-2, Cl  I
   8.250%, 06/25/19                                          495            541
--------------------------------------------------------------------------------

Total Collateralized Mortgage Obligations (Cost $1,613)                   1,605
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 5.7%
  ABN AMRO Finance
   1.031%, 12/18/03 tt                                     6,000          5,997
  Ciesco
   1.042%, 12/11/03 tt                                     4,000          3,999
  Market Street Funding
   1.061%, 12/11/03 tt                                     8,000          7,998
--------------------------------------------------------------------------------

Total Commercial Paper (Cost $17,994)                                    17,994
--------------------------------------------------------------------------------

ARMADA FIXED INCOME FUNDS
STATEMENT OF NET ASSETS


ARMADA U.S. GOVERNMENT INCOME FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

RELATED PARTY MONEY MARKET FUND -- 2.3%
  Armada Government Money
   Market Fund, Class I+                               7,349,198      $   7,349
--------------------------------------------------------------------------------

Total Related Party Money Market Fund (Cost $7,349)                       7,349
--------------------------------------------------------------------------------

Total Investments -- 148.2% (Cost $462,445)                             466,565
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (48.2)%
  Investment Advisory Fees Payable                                         (145)
  12b-1 Fees Payable
    Class I                                                                 (43)
    Class A                                                                  (2)
  Administration Fees Payable                                               (18)
  Custody Fees Payable                                                       (3)
  Payable For Investment Securities Purchased                          (183,419)
  Other Assets & Liabilities                                             31,796
--------------------------------------------------------------------------------

Total Other Assets & Liabilities; Net:                                 (151,834)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                            $ 314,731
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------

NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                           $ 317,438
Undistributed net investment income                                         108
Accumulated net realized loss on investments                             (6,935)
Net unrealized appreciation on investments                                4,120
--------------------------------------------------------------------------------
Total Net Assets                                                      $ 314,731
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I ($283,527,590 / 30,170,801
  outstanding shares of beneficial interest)                              $9.40
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($19,837,572 / 2,111,219 outstanding shares of beneficial interest)     $9.40
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($9.40 / 95.25%)              $9.87
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($8,025,121 / 856,528 outstanding shares of beneficial interest)        $9.37
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($2,340,285 / 249,418 outstanding shares of beneficial interest)        $9.38
--------------------------------------------------------------------------------
Net Asset Value Per Share -- Class H
  ($781,437 / 83,270 outstanding shares of beneficial interest)           $9.38
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class H
  ($9.38 / 99.00%)                                                        $9.47
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class R
  ($219,356 / 23,396 outstanding shares of beneficial interest)           $9.38
--------------------------------------------------------------------------------
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS tt EFFECTIVE YIELD AT PURCHASE DATE
CL -- CLASS
TBA -- TO BE ANNOUNCED SECURITY
SEE NOTES TO FINANCIAL STATEMENTS.

                                                      ARMADA TAX FREE BOND FUNDS
                                                         STATEMENT OF NET ASSETS


ARMADA MICHIGAN MUNICIPAL BOND FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

MUNICIPAL BONDS -- 97.4%
MICHIGAN -- 89.4%
  Anchor Bay School District (GO) (FGIC)
   Series II
   6.125%, 05/01/11                                       $  350       $    415
  Brighton Area School District
   (GO) (AMBAC) Series II (B)
   0.000%, 05/01/11                                        2,000          1,521
  Byron Center Public School (GO) (MBIA)
   8.250%, 05/01/08                                        1,380          1,710
   8.250%, 05/01/09                                        1,380          1,762
  Central Michigan University (RB) (FGIC)
   5.000%, 10/01/18                                        1,000          1,052
  Chippewa Valley School District (GO)
   5.500%, 05/01/16                                        1,000          1,124
  Clarkeston State Community Schools
   (GO) (FGIC)
   6.250%, 05/01/05                                        1,000          1,069
  Detroit Distributable State Aid
   (GO) (AMBAC)
   5.250%, 05/01/08                                        2,000          2,243
  Detroit Downtown Development
   (GO) (AMBAC) Series A
   6.250%, 07/15/11                                        1,600          1,912
  Detroit School District (GO) (FGIC) Series B
   5.000%, 05/01/17                                        1,000          1,062
  Detroit Sewer Disposal System (RB) (MBIA)
   Series A
   6.000%, 07/01/07                                        2,500          2,834
  Detroit Sewer Disposal System (RB) (MBIA)
   Series B
   6.000%, 07/01/09                                        1,000          1,166
   6.000%, 07/01/10                                        1,380          1,621
  Detroit Water Supply System (RB) (FGIC)
   6.500%, 07/01/15                                        1,000          1,239
  Detroit Water Supply System (RB) (MBIA)
   Series A
   6.000%, 07/01/13                                        1,000          1,186
  Detroit Water Supply System (RB) (MBIA)
   Series B
   5.550%, 07/01/12                                        2,000          2,292
  Ecorse Public School District (GO) (FGIC)
   6.500%, 05/01/07                                        1,350          1,547
  Flint (GO) (MBIA)
   6.000%, 11/01/04                                        1,110          1,159
  Forest Hills Public Schools (GO)
   5.000%, 05/01/12                                        1,000          1,111
  Goodrich Area School District (GO) (FSA)
   Series A
   5.750%, 05/01/12                                        1,020          1,185
  Goodrich Area School District, Prerefunded
   05/01/05 @ 102 (GO) (AMBAC)
   7.650%, 05/01/11                                        1,125          1,249
  Grand Haven Area Public Schools
   (GO) (MBIA)
   7.000%, 05/01/07                                        1,235          1,433


--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

  Grand Ledge Public School District
   (GO) (MBIA)
   5.450%, 05/01/11                                       $1,250       $  1,427
  Grand Rapids Building Authority (RB)
   5.000%, 04/01/15                                        1,570          1,742
  Grand Rapids Sanitation & Sewer Systems
   (RB) (FGIC) Series A
   5.375%, 01/01/16                                        1,535          1,755
  Grand Valley Michigan State University
   (RB) (FGIC)
   5.750%, 12/01/14                                        1,405          1,635
  Greater Detroit Resource Recovery Authority
   (RB) (AMBAC) Series B
   6.250%, 12/13/08                                        1,500          1,761
  Hartland School District (GO)
   5.050%, 05/01/18                                        1,000          1,054
  Hartland School District, Prerefunded
   05/01/10 @ 100 (GO) (FGIC)
   6.000%, 05/01/12                                        1,325          1,565
  Holt Public Schools (GO) (FGIC) Series A
   5.625%, 05/01/15                                        1,275          1,479
  Jenison Public Schools (GO) (FGIC)
   5.250%, 05/01/12                                        1,000          1,126
  Kalamazoo Hospital Finance Authority,
   Borgess Medical Center (RB) (ETM) (FGIC)
   Series A
   6.125%, 07/01/07                                        2,000          2,026
  Kalamazoo Hospital Finance Authority,
   Bronson Methodist Hospital (RB) (FSA)
   Series B (A)
   1.100%, 05/15/26                                          500            500
  Kalamazoo Public Library (GO) (MBIA)
   5.200%, 05/01/11                                        1,000          1,125
  Kent County Hospital Finance Authority,
   Butterworth Hospital Project (RB) Series A
   7.250%, 01/15/13                                        5,000          6,084
  Kent County Hospital Finance Authority,
   Spectrum Health Center (RB) Series B (A)
   0.900%, 01/15/31                                        1,000          1,000
  Kentwood Public Schools (GO) (MBIA)
   5.000%, 05/01/16                                        1,000          1,079
  Lake Orion Community School District,
   Prerefunded 05/01/05 @ 101
   (GO) (AMBAC)
   7.000%, 05/01/20                                        2,000          2,183
  Lansing (GO)
   6.000%, 01/01/07                                        1,335          1,491
  Lansing Building Authority
   (GO) (ETM) (AMBAC)
   6.000%, 06/01/04                                        1,000          1,024
  Lansing School District, Prerefunded
   05/01/05 @ 100 (GO) Series III
   6.875%, 05/01/09                                        2,000          2,160
  Livonia Public School District (GO) Series I
   6.350%, 05/01/04                                        1,000          1,021

ARMADA TAX FREE BOND FUNDS
STATEMENT OF NET ASSETS


ARMADA MICHIGAN MUNICIPAL BOND FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

MUNICIPAL BONDS -- CONTINUED
MICHIGAN -- CONTINUED
  Michigan Municipal Bond Authority,
   Revolving Fund (RB)
   6.000%, 10/01/07                                       $2,000       $  2,287
  Michigan Municipal Bond Authority,
   School Loan (RB)
   5.250%, 12/01/12                                        1,950          2,230
  Michigan State Building Facilities Authority
   (RB) Series II
   5.000%, 10/15/14                                        1,000          1,118
  Michigan State Environmental Protection
   Program (GO)
   6.250%, 11/01/12                                        3,250          3,865
  Michigan State Environmental Protection
   Program (GO) Series A
   5.000%, 05/01/11                                        1,000          1,117
  Michigan State Hospital Finance Authority
   (RB) (ETM) (MBIA)
   5.375%, 08/15/14                                          285            319
  Michigan State Hospital Finance Authority,
   Ascension Health Group (RB) (A)
   1.100%, 11/15/26                                        1,000          1,000
  Michigan State Hospital Finance Authority,
   Genesys Health Systems, Prerefunded
   10/01/05 @ 102 (RB)  Series A
   8.100%, 10/01/13                                        3,500          3,981
  Michigan State Hospital Finance Authority,
   Harper-Grace Hospitals (RB) (ETM)
   7.125%, 05/01/09                                          775            879
  Michigan State Hospital Finance Authority,
   Henry Ford Health System (RB) (AMBAC)
   6.000%, 09/01/11                                          500            589
   6.000%, 09/01/12                                        2,000          2,347
  Michigan State Housing Development
   Authority (RB) (AMT) (AMBAC) Series A
   5.750%, 10/01/04                                        1,525          1,565
  Michigan State Housing Development
   Authority, Parkway Meadows Project
   (RB) (FSA)
   6.625%, 10/15/06                                          640            654
  Michigan State South Central Power Agency
   System (RB) (AMBAC)
   5.000%, 11/01/10                                        1,000          1,121
  Michigan State South Central Power Agency
   System (RB) (MBIA)
   5.800%, 11/01/05                                        2,000          2,164
   5.700%, 11/01/04                                        1,055          1,099
  Michigan State Strategic Fund Limited
   Obligation, Consumers Power Project
   (RB) Series A (A)
   1.050%, 06/15/10                                        1,000          1,000
  Michigan State Strategic Fund Limited
   Obligation, Consumers Power Project
   (RB) (CAPMAC)
   5.800%, 06/15/10                                        3,000          3,129


--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

  Michigan State Strategic Fund Limited
   Obligation, Detroit Edison Project
   (RB) (FGIC)
   6.950%, 05/01/11                                       $2,000       $  2,472
  Michigan State Strategic Fund Limited
   Obligation, Detroit Edison Project
   (RB) (MBIA)
   7.000%, 07/15/08                                        3,000          3,572
  Michigan State Strategic Fund Limited
   Obligation, Ford Motor Project (RB)
   Series A
   7.100%, 02/01/06                                        5,000          5,371
  Michigan State Strategic Fund Limited
   Obligation, Pollution Control (RB)
   Series 1988-A (A)
   1.050%, 04/15/18                                          400            400
  Michigan State Strategic Fund Limited
   Obligation, Pollution Control General
   Motors Project (RB)
   6.200%, 09/01/20                                        1,000          1,033
  Michigan State Trunk Line (RB) (MBIA)
   Series A
   5.250%, 11/01/15                                        2,000          2,274
  Michigan State Underground Storage Tank
   (RB) (AMBAC) Series I
   6.000%, 05/01/05                                        1,000          1,066
  Mona Shores School District (GO) (FGIC)
   6.750%, 05/01/09                                        2,075          2,506
  Oakland County Economic Development
   Authority, Cranbrook Community
   Project (RB)
   5.000%, 11/01/17                                        5,000          5,287
  Oakland County Economic Development
   Authority, Cranbrook Community Project,
   Prerefunded 11/01/04 @ 100 (RB)  Series B
   6.375%, 11/01/14                                        1,000          1,048
  Paw Paw Public School District (GO) (FGIC)
   6.500%, 05/01/09                                        1,000          1,195
  Rochester Community School District
   (GO) Series II
   5.500%, 05/01/14                                        1,500          1,699
  Southgate Community School District
   (GO) (FGIC)
   5.750%, 05/01/11                                        1,665          1,935
  St. Johns Public Schools (GO) (FGIC)
   5.000%, 05/01/21                                        1,130          1,220
  Tecumseh Public Schools (GO)
   5.450%, 05/01/18                                        1,165          1,270
  University of Michigan Hospital Series A
   1.120%, 12/01/27                                        2,000          2,000
  University of Michigan, Student Fee (RB)
   Series A
   6.000%, 04/01/05                                          500            531
   6.000%, 04/01/06                                        1,315          1,447
  Wayne County Building Authority, Capital
   Improvements (RB) (MBIA) Series A
   6.000%, 06/01/07                                        2,000          2,248

--------------------------------------------------------------------------------
                                                 NUMBER OF SHARES/      VALUE
                                                     PAR (000)          (000)
--------------------------------------------------------------------------------

  Western School District (GO) (MBIA)
   5.900%, 05/01/10                                       $1,680       $  1,968
  Wyandotte Electric Authority (RB) (MBIA) (A)
   6.250%, 10/01/08                                        3,000          3,337
  Ypsilanti School District (GO) (FGIC)
   6.500%, 05/01/06                                        1,175          1,308
                                                                       --------
                                                                        140,780
--------------------------------------------------------------------------------
PUERTO RICO -- 7.8%
  Commonwealth of Puerto Rico (GO) (MBIA)
   6.250%, 07/01/09                                        2,000          2,377
   6.250%, 07/01/10                                        2,000          2,397
   6.250%, 07/01/12                                          500            605
  Commonwealth of Puerto Rico, Electric
   Power Authority (RB) (MBIA) Series W
   6.500%, 07/01/05                                        1,250          1,351
  Commonwealth of Puerto Rico, Public
   Buildings Authority (RB) (FSA) Series L
   5.500%, 07/01/07                                        4,000          4,478
  University of Puerto Rico (RB) (MBIA)
   Series N
   6.250%, 06/01/07                                        1,000          1,144
                                                                       --------
                                                                         12,352
--------------------------------------------------------------------------------
VIRGIN ISLANDS -- 0.2%
  Virgin Islands Public Finance Authority
   (RB) (ETM) Series A
   7.000%, 10/01/04                                          245            257
--------------------------------------------------------------------------------

Total Municipal Bonds (Cost $140,386)                                   153,389
--------------------------------------------------------------------------------
MONEY MARKET FUNDS -- 1.8%
  Federated Michigan Tax Free Money
   Market Fund                                         1,177,657          1,178
  Fidelity Michigan Municipal Money
   Market Fund                                         1,662,802          1,663
--------------------------------------------------------------------------------

Total Money Market Funds (Cost $2,841)                                    2,841
--------------------------------------------------------------------------------

Total Investments -- 99.2% (Cost $143,227)                              156,230
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- 0.8%
  Investment Advisory Fees Payable                                          (51)
  12b-1 Fees Payable
    Class I                                                                 (20)
    Class A                                                                  (1)
  Administration Fees Payable                                                (9)
  Custody Fees Payable                                                       (2)
  Other Assets & Liabilities                                              1,349
--------------------------------------------------------------------------------

Total Other Assets & Liabilities; Net:                                    1,266
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                             $157,496
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------

NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                            $144,419
Undistributed net investment income                                          68
Undistributed net realized gain on investments                                6
Net unrealized appreciation on investments                               13,003
--------------------------------------------------------------------------------
Total Net Assets                                                       $157,496
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I ($142,271,240 / 12,673,294
  outstanding shares of beneficial interest)                             $11.23
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($13,477,860 / 1,201,375 outstanding shares of beneficial interest)    $11.22
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($11.22 / 95.25%)            $11.78
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($1,641,403 / 146,103 outstanding shares of beneficial interest)       $11.23
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($105,296 / 9,366 outstanding shares of beneficial interest)           $11.24
--------------------------------------------------------------------------------
(A) VARIABLE RATE SECURITY -- RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON NOVEMBER 30, 2003, AND THE DATE REPORTED IS THE FINAL MATURITY DATE, NOT THE NEXT RESET OR PUT DATE.
(B) ZERO COUPON
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
AMT -- ALTERNATIVE MINIMUM TAX
CAPMAC -- CAPITAL MARKETS ASSURANCE CORPORTATION
ETM -- ESCROWED TO MATURITY
FGIC -- FEDERAL GUARANTY INSURANCE CORPORATION
FSA -- FEDERAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
RB -- REVENUE BOND
SEE NOTES TO FINANCIAL STATEMENTS.

ARMADA TAX FREE BOND FUNDS
STATEMENT OF NET ASSETS


ARMADA NATIONAL TAX EXEMPT BOND FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

MUNICIPAL BONDS -- 98.0%
ALASKA -- 0.7%
  Alaska State Housing Finance Agency
   (RB) (MBIA) Series A
   5.050%, 12/01/03                                       $   35       $     35
  Anchorage (GO) (MBIA)
   5.000%, 07/01/14                                        1,100          1,209
                                                                       --------
                                                                          1,244
--------------------------------------------------------------------------------
ARIZONA -- 1.6%
  Maricopa County Industrial Development
   Authority, Madera Pointe Apartments
   Project (RB) (FSA) Series A (A)
   5.300%, 06/01/06                                        1,000          1,062
  Tucson Street & Highway User Authority
   (RB) (MBIA) Series A
   7.000%, 07/01/11                                        1,500          1,874
                                                                       --------
                                                                          2,936
--------------------------------------------------------------------------------
CALIFORNIA -- 0.1%
  Foothill/Eastern Corridor Capital Appreciation
   (RB) (ETM) (FSA) (B)
   0.000%, 01/01/29                                        1,000            271
--------------------------------------------------------------------------------
COLORADO -- 0.0%
  Colorado Water Resource Power
   Development Authority (RB) Series A
   6.300%, 09/01/14                                           35             36
--------------------------------------------------------------------------------
CONNECTICUT -- 2.7%
  Connecticut (GO) Series B
   5.500%, 03/15/11                                        1,000          1,144
  Connecticut Clean Water Fund (RB)
   6.375%, 06/01/05                                        1,770          1,902
  Connecticut State Transportation
   Infrastructure (RB)
   5.375%, 09/01/08                                        1,700          1,920
                                                                       --------
                                                                          4,966
--------------------------------------------------------------------------------
DELAWARE -- 1.7%
  Delaware State Transportation & Turnpike
   Authority (RB) (ETM)
   7.800%, 07/01/04                                          230            239
  Delaware State Transportation System
   Authority (RB) (AMBAC)
   6.000%, 07/01/06                                        1,250          1,387
  McDonald Tax Exempt Municipal Trust
   1.750%, 09/15/04                                        1,535          1,535
                                                                       --------
                                                                          3,161
--------------------------------------------------------------------------------
FLORIDA -- 4.6%
  Dade County School District (GO) (MBIA)
   6.500%, 02/15/06                                        1,630          1,799
  Florida Board of Education (GO) (ETM)
   9.125%, 06/01/14                                          135            189
  Florida Board of Education Capital Outlay
   (GO) Series A
   4.900%, 01/01/12                                        2,000          2,101


--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

  Florida Board of Education Capital Outlay
   (GO) Series D
   5.750%, 06/01/22                                   $    1,000       $  1,123
  Florida Department of Transportation,
   Right of Way Project (GO)
   6.000%, 07/01/07                                        1,000          1,133
  Gulf Breeze Capital Funding
   (RB) (MBIA) Series B (A)
   5.346%, 12/01/17                                        1,000          1,008
  Tampa Sports Authority, Stadium Project
   (RB) (MBIA)
   6.000%, 01/01/06                                        1,000          1,089
                                                                       --------
                                                                          8,442
--------------------------------------------------------------------------------
GEORGIA -- 6.7%
  Atlanta Water & Waste Water Authority
   (RB) (FGIC) Series A
   5.500%, 11/01/13                                        2,000          2,311
  Fayette County School District (GO) (ETM)
   6.250%, 03/01/04                                        1,200          1,215
  Fulton County Development Authority,
   Georgia Tech Athletic Association
   (RB) (AMBAC)
   5.500%, 10/01/17                                        1,750          1,961
  Fulton County Housing Authority,
   Single-Family Housing Mortgage Project
   (RB) (AMT) (GNMA) Series A
   5.300%, 03/01/05                                           10             10
  Georgia Municipal Electric Authority
   (RB) (MBIA) Series X
   6.500%, 01/01/12                                        2,000          2,361
  Georgia State (GO) Series B
   6.650%, 03/01/09                                        1,000          1,195
  Georgia State (GO) Series C
   6.600%, 04/01/05                                        2,000          2,140
   6.250%, 08/01/06                                        1,000          1,117
                                                                       --------
                                                                         12,310
--------------------------------------------------------------------------------
HAWAII -- 1.1%
  Honolulu City & County Waste Water
   Project (RB) Series B-1
   0.950%, 07/01/32                                        2,000          2,000
--------------------------------------------------------------------------------
ILLINOIS -- 4.4%
  Chicago (GO) (MBIA)
   5.500%, 01/01/14                                        1,000          1,128
  Chicago Board of Education, Capital
   Appreciation School Reform Project
   (GO) (FGIC) (B)
   0.000%, 12/01/28                                        2,175            565
  Du Page County School District No. 58
   (GO) Series A
   5.000%, 12/01/11                                        1,155          1,268
  Illinios State (GO)
   5.500%, 02/01/16                                        1,000          1,119
  Illinois Educational Facilities Authority,
   Robert Morris College Project (RB) (MBIA)
   4.700%, 06/01/04                                          200            204

--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

  Illinois Highway Toll Authority (RB) (FSA)
   Series A
   5.500%, 01/01/13                                       $1,000       $  1,139
  Illinois Sales Tax Program (RB) Series Q
   6.000%, 06/15/12                                        1,000          1,174
  Lake County Community School District
   No. 50 (GO) (FGIC) Series A
   6.000%, 12/01/20                                        1,000          1,145
  Metropolitan Pier & Exposition Authority
   (RB) (MBIA) Series A (B)
   0.000%, 06/15/22                                        1,000            382
                                                                       --------
                                                                          8,124
--------------------------------------------------------------------------------
INDIANA -- 3.9%
  East Chicago Elementary School Building
   Corporation, First Mortgage (RB)
   6.250%, 01/05/16                                        1,750          2,076
  Fort Wayne South Side School Building
   Corporation, First Mortgage (RB) (FSA)
   4.750%, 07/15/11                                          500            529
  Hamilton Southeastern Consolidated School
   Building Corporation, First Mortgage (RB)
   4.550%, 07/05/04                                          300            306
  Hammond Multi-School Building
   Corporation, First Mortgage (RB) (ETM)
   Series B
   6.000%, 01/15/18                                        1,000          1,195
  Indianapolis Local Improvement Project
   (RB) (AMBAC) Series D
   5.375%, 02/01/17                                        1,250          1,358
  IPS School Building, First Mortgage, (RB)
   6.150%, 01/15/16                                        1,200          1,261
  Vinton-Tecumseh School Building
   Corporation, First Mortgage (RB)
   4.350%, 01/05/04                                          495            496
                                                                       --------
                                                                          7,221
--------------------------------------------------------------------------------
KANSAS -- 0.5%
  Kansas Department of Transportation,
   Highway Authority (RB)
   7.250%, 03/01/04                                        1,000          1,015
--------------------------------------------------------------------------------
KENTUCKY -- 1.9%
  Kentucky Turnpike Authority, Economic
   Revitalization Projects (RB) (AMBAC)
   6.500%, 07/01/07                                        3,000          3,454
--------------------------------------------------------------------------------
MARYLAND -- 0.6%
  Montgomery County (GO) Series A
   5.700%, 07/01/05                                        1,000          1,069
--------------------------------------------------------------------------------
MASSACHUSETTS -- 5.8%
  Lawrence (GO) (AMBAC)
   5.500%, 02/01/14                                        1,355          1,520
   5.500%, 02/01/17                                        1,765          1,969
  Massachusetts (GO) (FGIC) Series A
   5.750%, 08/01/08                                        1,000          1,143


--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

  Massachusetts Bay Transportation Authority,
   General Transportation Systems Project
   (RB) Series A
   5.800%, 03/01/11                                       $1,000       $  1,154
   5.750%, 03/01/18                                          655            698
  Massachusetts Bay Transportation Authority,
   General Transportation Systems Project
   (RB) (FGIC) Series A
   5.500%, 03/01/15                                        1,500          1,678
  Massachusetts Bay Transportation Authority,
   General Transportation Systems Project,
   Prerefunded 03/01/05 @ 102 (RB)
   Series A
   5.750%, 03/01/18                                        2,385          2,567
                                                                       --------
                                                                         10,729
--------------------------------------------------------------------------------
MICHIGAN -- 1.1%
  Michigan State Underground Storage Tank
   (RB) (AMBAC) Series I
   6.000%, 05/01/04                                        2,000          2,040
--------------------------------------------------------------------------------
MINNESOTA -- 1.2%
  Minnesota (GO)
   6.000%, 05/01/06                                        1,000          1,102
  North St. Paul Maplewood Independent
   School District No. 622, Prerefunded
   02/01/05 @ 100 (GO) (MBIA) Series A
   6.875%, 02/01/15                                        1,000          1,066
                                                                       --------
                                                                          2,168
--------------------------------------------------------------------------------
MISSOURI -- 2.4%
  Kansas City (GO) Series B
   6.000%, 02/01/04                                        1,535          1,547
  Missouri Environmental Improvement
   Authority, Revolving Fund Program
   (RB) Series A
   6.000%, 01/01/07                                        1,545          1,732
  Missouri Environmental Improvement
   Water Authority, Revolving Fund Program
   (RB) Series B
   5.500%, 07/01/16                                        1,000          1,158
                                                                       --------
                                                                          4,437
--------------------------------------------------------------------------------
NEBRASKA -- 0.6%
  American Public Energy Agency, Nebraska
   Gas Supply (RB) (AMBAC) Series C
   4.200%, 09/01/10                                        1,000          1,066
--------------------------------------------------------------------------------
NEVADA -- 3.6%
  Clark County School District (GO) (FSA)
   Series F
   5.500%, 06/15/17                                        1,000          1,118
  Clark County Transportation Authority
   (GO) Series B
   5.750%, 12/01/16                                        2,000          2,310
  Henderson (GO) (MBIA) Series A
   6.500%, 06/01/07                                        1,000          1,149

ARMADA TAX FREE BOND FUNDS
STATEMENT OF NET ASSETS


ARMADA NATIONAL TAX EXEMPT BOND FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

MUNICIPAL BONDS -- CONTINUED
NEVADA -- CONTINUED
  Nevada (GO) Series A-1
   6.000%, 05/15/09                                       $1,000       $  1,160
  Nevada Municipal Bond Bank Project
   No. 38-39 (GO) (ETM) Series A
   6.300%, 07/01/04                                        1,000          1,004
                                                                       --------
                                                                          6,741
--------------------------------------------------------------------------------
NEW JERSEY -- 1.2%
  New Jersey Transportation Trust Fund
   (RB) (AMBAC) Series B
   6.000%, 06/15/05                                        2,000          2,139
--------------------------------------------------------------------------------
NEW MEXICO -- 1.2%
  Albuquerque Joint Water & Sewer Systems
   Project (RB)
   6.000%, 07/01/05                                        1,000          1,070
   6.000%, 07/01/07                                        1,000          1,133
                                                                       --------
                                                                          2,203
--------------------------------------------------------------------------------
NEW YORK -- 2.1%
  Buffalo Sewer Authority (RB) (FGIC)
   Series F
   6.000%, 07/01/13                                        1,300          1,549
  New York City Municipal Assistance
   Authority (RB) Series J
   6.000%, 07/01/04                                        1,000          1,028
  New York State Power Authority
   7.000%, 01/01/18                                        1,000          1,231
                                                                       --------
                                                                          3,808
--------------------------------------------------------------------------------
NORTH CAROLINA -- 1.0%
  Charlotte Water and Sewer System (RB)
   5.500%, 06/01/14                                        1,675          1,912
--------------------------------------------------------------------------------
OHIO -- 16.8%
  Butler County Transportation Improvement
   (RB) (FSA) Series A
   6.000%, 04/01/10                                        1,000          1,152
   5.500%, 04/01/09                                        1,150          1,311
  Clermont County Water Works, Clermont
   County Sewer District Project
   (RB) (AMBAC)
   5.250%, 08/01/15                                        1,830          2,049
  Cleveland Capital Appreciation, Cleveland
   Stadium Project (RB) (AMBAC)
   Series A (B)
   0.000%, 12/01/09                                          825            589
   0.000%, 12/01/12                                          820            492
   0.000%, 12/01/15                                          820            415
  Cleveland Capital Appreciation, Cleveland
   Stadium Project (RB) (MBIA) Series B (B)
   0.000%, 12/01/16                                          815            390
  Cleveland Public Power Systems, First
   Mortgage (RB) (MBIA) Series 1
   6.000%, 11/15/10                                          995          1,184


--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

  Cleveland Water Works, First Mortgage
   (RB) (MBIA) Series G
   5.500%, 01/01/09                                   $    1,000       $  1,137
  Cuyahoga County Economic Development
   Authority, University School Project
   (RB) Series B
   5.300%, 12/01/29                                        1,000          1,094
  Delaware County Capital Facilities (GO)
   6.000%, 12/01/12                                          545            637
  Greater Cleveland Regional Transportation
   Authority (GO) (MBIA) Series A
   5.000%, 12/01/18                                          570            604
   5.000%, 12/01/19                                          495            521
  Hamilton County (GO)
   5.200%, 12/01/14                                        1,545          1,678
  Hamilton County Hospital Facilities
   Authority, Children's Hospital Medical
   Center (RB) (MBIA) Series G
   5.375%, 05/15/13                                        1,100          1,230
  Hamilton County Sewer System, Metro
   Sewer District (RB) (MBIA) Series B
   5.000%, 12/01/05                                        2,500          2,673
  Hudson Local School District
   (GO) (FGIC) (B)
   0.000%, 12/15/10                                        1,000            791
  Lakota Local School District (GO) (FGIC)
   5.500%, 12/01/16                                          500            585
  Massillon Parks & Recreation
   (GO) (AMBAC) (A)
   5.500%, 12/01/18                                        1,405          1,572
  Miami University General Receipts
   (RB) (AMBAC)
   5.500%, 12/01/13                                        1,125          1,305
  Ohio Housing Finance Agency
   (RB) (AMT) (GNMA)
   5.350%, 09/01/04                                          110            112
  Ohio Housing Finance Agency, Single-Family
   Housing Mortgage, Prerefunded
   01/15/13 @ 81.88 (RB) (FGIC) (B)
   0.000%, 01/15/15                                        1,920          1,084
  Ohio State Higher Education (GO) Series A
   5.375%, 08/01/18                                        1,000          1,099
  Ohio State Higher Education (GO) Series B
   5.250%, 11/01/12                                        1,000          1,135
  Ohio State Higher Educational Facilities
   Commission, Xavier University
   (RB) (MBIA)
   5.300%, 05/15/17                                        2,000          2,177
  Ohio Turnpike Commission Authority
   (RB) (FGIC) Series A
   5.500%, 02/15/17                                          500            580
   5.500%, 02/15/18                                        1,000          1,159
  Ohio Turnpike Commission Authority
   (RB) (FSA) Series B
   5.500%, 02/15/13                                        1,000          1,149

--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

  Perrysburg Exempted Village School
   District (GO)
   5.350%, 12/01/25                                       $1,000       $  1,054
                                                                       --------
                                                                         30,958
--------------------------------------------------------------------------------
OKLAHOMA -- 1.6%
  Grand River Dam Authority (RB) (AMBAC)
   6.250%, 06/01/11                                        2,500          2,977
--------------------------------------------------------------------------------
OREGON -- 0.7%
  Washington County School District No. 48j
   Beaverton (GO) Series C
   7.800%, 06/01/04                                        1,220          1,261
--------------------------------------------------------------------------------
PENNSYLVANIA -- 4.4%
  Lackawanna County (GO) (FGIC) Series A
   4.800%, 01/01/13                                          500            527
  Pennsylvania Convention Center Authority
   (RB) (FGIC) Series A
   6.000%, 09/01/19                                        2,000          2,445
  Pennsylvania State Intergovernmental
   Cooperative Authority, Special Tax,
   City of Philadelphia Funding Program
   (RB) (FGIC)
   5.250%, 06/15/12                                        1,000          1,106
  Pittsburgh School District (GO) (AMBAC)
   Series A
   5.500%, 09/01/12                                        3,050          3,360
  State Public School Building Authority,
   Montgomery County Community College
   Project (RB)
   4.600%, 05/01/12                                          160            173
  Westmoreland County Capital Appreciation
   (RB) (MBIA) Series A (B)
   0.000%, 08/15/23                                        1,345            495
                                                                       --------
                                                                          8,106
--------------------------------------------------------------------------------
SOUTH CAROLINA -- 1.8%
  Charleston County Public Improvement (GO)
   6.000%, 09/01/09                                        1,000          1,172
  South Carolina Public Service Authority
   (RB) (FGIC) Series B
   5.875%, 01/01/23                                        2,000          2,187
                                                                       --------
                                                                          3,359
--------------------------------------------------------------------------------
TENNESSEE -- 3.3%
  Nashville & Davidson County Metropolitan
   Government (GO)
   6.000%, 12/01/10                                        1,500          1,781
  Shelby County (GO) Series B
   5.200%, 12/01/09                                        2,000          2,221
  Tennessee (GO) Series B
   6.000%, 05/01/05                                        2,000          2,131
                                                                       --------
                                                                          6,133
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

TEXAS -- 8.2%
  Austin Water & Wastewater System
   (RB) (AMBAC) Series A
   5.500%, 11/15/14                                   $    1,000       $  1,151
  Comal Independent School District (GO)
   5.500%, 02/01/19                                          500            549
  Conroe Independent School District (GO)
   5.500%, 02/15/15                                        2,500          2,780
  El Paso County Colonial Falcon School
   District #49 (GO) (FGIC)
   5.750%, 12/01/15                                        1,665          1,927
  Houston Water & Sewer Systems (RB) (FSA)
   Series A
   5.500%, 12/01/13                                        1,500          1,706
  Plano Independent School District (GO)
   6.000%, 02/15/06                                        1,000          1,093
  Plano Independent School District (GO)
   5.900%, 02/15/10                                        1,000          1,056
  Robinson Independent School District (GO)
   5.750%, 08/15/12                                          575            656
  Texas State Water Financial Assistance (GO)
   5.500%, 08/01/17                                        1,125          1,251
  United Independent School District (GO)
   5.375%, 08/15/16                                        1,585          1,761
  Williamson County (GO) (FSA)
   5.500%, 02/15/16                                        1,000          1,114
                                                                       --------
                                                                         15,044
--------------------------------------------------------------------------------
UTAH -- 1.3%
  Intermountain Power Agency (RB) (FSA)
   Series E
   6.250%, 07/01/09                                        2,000          2,358
--------------------------------------------------------------------------------
VERMONT -- 3.2%
  Burlington Electric (RB) (MBIA)
   6.000%, 07/01/07                                        1,355          1,534
  Vermont Educational & Health Buildings
   Financing Authority, Middlebury College
   Project (RB)
   5.500%, 11/01/16                                        2,000          2,209
  Vermont Municipal Bond Bank
   (RB) (AMBAC) Series 2
   5.500%, 12/01/10                                        2,000          2,184
                                                                       --------
                                                                          5,927
--------------------------------------------------------------------------------
WASHINGTON -- 2.1%
  Seattle Municipal Light & Power (RB)
   5.625%, 12/01/18                                        3,500          3,871
--------------------------------------------------------------------------------
WISCONSIN -- 2.0%
  Cottage Grove (GO) (FSA)
   4.700%, 08/01/07                                          260            261
  Fond du Lac School District (GO)
   5.750%, 04/01/17                                        1,000          1,119
  Milwaukee (GO)
   6.000%, 02/01/07                                        2,000          2,239
                                                                       --------
                                                                          3,619
--------------------------------------------------------------------------------

ARMADA TAX FREE BOND FUNDS
STATEMENT OF NET ASSETS


ARMADA NATIONAL TAX EXEMPT BOND FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                 NUMBER OF SHARES/      VALUE
                                                     PAR (000)          (000)
--------------------------------------------------------------------------------

MUNICIPAL BONDS -- CONTINUED
PUERTO RICO -- 1.9%
  Commonwealth of Puerto Rico (GO) (MBIA)
   6.250%, 07/01/09                                       $2,000       $  2,377
  University of Puerto Rico (RB) (MBIA)
   Series N
   6.250%, 06/01/07                                        1,000          1,144
                                                                       --------
                                                                          3,521
--------------------------------------------------------------------------------

Total Municipal Bonds (Cost $169,316)                                   180,626
--------------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 0.7%
  Armada Tax-Exempt Money
   Market, Class I+                                    1,292,882          1,293
--------------------------------------------------------------------------------

Total Related Party Money Market Fund (Cost $1,293)                       1,293
--------------------------------------------------------------------------------

Total Investments -- 98.7% (Cost $170,609)                              181,919
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- 1.3%
  Investment Advisory Fees Payable                                          (60)
  12b-1 Fees Payable
    Class I                                                                 (22)
    Class A                                                                  (1)
  Administration Fees Payable                                               (11)
  Custody Fees Payable                                                       (2)
  Other Assets & Liabilities                                              2,418
--------------------------------------------------------------------------------

Total Other Assets & Liabilities; Net:                                    2,322
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                             $184,241
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------

NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                            $173,494
Undistributed net investment income                                         230
Accumulated net realized loss on investments                               (793)
Net unrealized appreciation on investments                               11,310
--------------------------------------------------------------------------------
Total Net Assets                                                       $184,241
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I ($178,902,269 / 17,179,010
  outstanding shares of beneficial interest)                             $10.41
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($4,353,316 / 416,706 outstanding shares of beneficial interest)       $10.45
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($10.45 / 95.25%)            $10.97
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($837,378 / 80,469 outstanding shares of beneficial interest)          $10.41
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($92,731 / 8,905 outstanding shares of beneficial interest)            $10.41
--------------------------------------------------------------------------------
Net Asset Value Per Share -- Class H
  ($54,845 / 5,272 outstanding shares of beneficial interest)            $10.40
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class H
  ($10.40 / 99.00%)                                                      $10.51
--------------------------------------------------------------------------------
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS
(A) VARIABLE RATE SECURITY -- RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON NOVEMBER 30, 2003, AND THE DATE REPORTED IS THE FINAL MATURITY DATE, NOT THE NEXT RESET OR PUT DATE.
(B) ZERO COUPON
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
AMT -- ALTERNATIVE MINIMUM TAX
ETM -- ESCROWED TO MATURITY
FGIC -- FEDERAL GUARANTY INSURANCE CORPORATION
FSA -- FEDERAL SECURITY ASSURANCE
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
RB -- REVENUE BOND
SEE NOTES TO FINANCIAL STATEMENTS.

                                                      ARMADA TAX FREE BOND FUNDS
                                                         STATEMENT OF NET ASSETS


ARMADA OHIO TAX EXEMPT BOND FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

MUNICIPAL BONDS -- 98.5%
OHIO -- 98.5%
  Akron (GO)
   6.000%, 12/01/12                                       $1,000       $  1,189
  Akron Economic Development (RB) (MBIA)
   6.000%, 12/01/12                                          935          1,117
   5.750%, 12/01/09                                        1,680          1,913
  Akron Sewer System (RB) (MBIA)
   5.650%, 12/01/08                                          560            622
  Ashland City School District, Elementary
   Schools Facilities Project (COP) (AMBAC)
   5.100%, 12/01/09                                          245            278
   5.000%, 12/01/08                                          250            281
   4.950%, 12/01/07                                          345            383
  Avon Local School District (GO) (AMBAC)
   5.800%, 12/01/12                                        1,000          1,115
  Beavercreek Local School District
   (GO) (FGIC)
   5.250%, 12/01/07                                        1,130          1,254
  BelleFontaine City School District
   (GO) (MBIA)
   5.750%, 12/01/18                                          505            578
  Bowling Green State University (RB) (FGIC)
   5.750%, 06/01/12                                        1,000          1,143
  Brown County (GO) (AMBAC)
   5.200%, 12/01/04                                          455            473
  Butler County Vocational School District
   1.300%, 12/01/04                                          900            902
  Canal Winchester (BAN)
   2.000%, 04/15/04                                        1,000          1,003
  Centerville Capital Facilities (GO) (MBIA)
   5.650%, 12/01/18                                          500            544
  Centerville City School District (GO) (FGIC)
   5.500%, 12/01/07                                          500            558
  Chesapeake Union Exempted Village School
   District (GO) (AMBAC)
   6.250%, 12/01/22                                        1,000          1,176
  Cincinnati City School District (GO) (MBIA)
   5.375%, 12/01/16                                        1,000          1,109
  Cincinnati Water Systems (RB)
   5.500%, 12/01/10                                        2,000          2,316
  Clermont County & Sewer District Authority
   (RB) (AMBAC)
   5.300%, 12/01/05                                          500            511
  Clermont County Water Works, Clermont
   County Sewer District Project
   (RB) (AMBAC)
   5.250%, 08/01/15                                        1,000          1,120
  Cleveland Capital Appreciation, Cleveland
   Stadium Project (RB) (AMBAC)
   Series A (B) (C)
   0.000%, 12/01/18                                          820            350
  Cleveland Capital Appreciation, Cleveland
   Stadium Project (RB) (AMBAC)
   Series B (B) (C)
   0.000%, 12/01/07                                          810            735
   0.000%, 12/01/10                                          815            548
   0.000%, 12/01/13                                          815            463
   0.000%, 12/01/19                                          815            329


--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

  Cleveland Regional Sewer District, Water
   Resource Project
   6.750%, 04/01/07                                       $  600       $    614
  Cleveland Waterworks, Refunding &
   Improvement Project (RB) (MBIA) Series H
   6.000%, 01/01/06                                        2,000          2,176
   5.625%, 01/01/13                                        2,000          2,180
  Colonel Crawford School District
   (GO) (BAN)
   1.600%, 12/18/03                                        2,000          2,001
  Columbus (GO) Series 2
   5.000%, 06/15/16                                        1,000          1,075
  Columbus Sewer & Water Improvement
   Authority
   1.100%, 06/01/11                                        3,000          3,000
  Copley, Fairlawn City School District (TAN)
   4.150%, 12/01/05                                          675            707
  Cuyahoga County (GO)
   5.650%, 05/15/18                                          600            701
  Cuyahoga County Economic Development
   Authority (RB) (LOC - KeyCorp)
   2.750%, 12/01/29                                        1,000          1,024
  Cuyahoga County Economic Development
   Authority, University School Project
   (RB) Series B
   5.300%, 12/01/29                                        1,500          1,641
  Cuyahoga County Hospital Facility Authority,
   University Hospital Systems Health
   Project (RB) (MBIA) Series A
   5.250%, 01/15/08                                        2,000          2,186
  Delaware County (GO)
   6.000%, 12/01/13                                          575            689
  Fairfield City School District Improvement
   (GO) (FGIC)
   5.500%, 12/01/15                                        1,000          1,134
  Forest Hills Local School District
   (GO) (MBIA)
   6.000%, 12/01/08                                        1,210          1,415
   6.000%, 12/01/09                                          830            983
  Franklin County (GO)
   5.500%, 12/01/11                                          745            760
   5.500%, 12/01/13                                        1,000          1,020
   5.450%, 12/01/09                                        1,000          1,020
  Franklin County Hospital Facility Authority,
   Children's Hospital Project (RB) Series A
   6.000%, 11/01/06                                        1,035          1,146
  Green County Sewer System Limited Tax
   Authority (GO)
   2.000%, 12/01/05                                        1,000          1,010
  Greene County Water Works System
   (RB) (AMBAC)
   5.300%, 12/01/05                                          500            510
  Hamilton City School District (GO)
   Series A
   6.150%, 12/01/13                                        1,000          1,208
  Hamilton County (GO)
   5.125%, 12/01/08                                        1,000          1,113
   5.100%, 12/01/11                                        1,025          1,050
   5.000%, 12/01/08                                          425            430

ARMADA TAX FREE BOND FUNDS
STATEMENT OF NET ASSETS


ARMADA OHIO TAX EXEMPT BOND FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Hamilton County Sewer System, Metro
   Sewer District (RB) (MBIA) Series B
   5.000%, 12/01/05                                       $1,340       $  1,433
  Hamilton County Water System, West Phase
   Project (GO)
   5.500%, 12/01/07                                          240            261
  Indian Hill Exempted Village School
   District (GO)
   5.500%, 12/01/16                                        1,300          1,455
  Lakota Local School District
   5.000%, 12/01/12                                        1,000          1,095
  Lakota Local School District (GO) (AMBAC)
   5.700%, 12/01/05                                          250            271
  Lakota Local School District (GO) (FGIC)
   5.500%, 12/01/16                                          880          1,029
  Lebanon City School District (GO) (FSA)
   5.500%, 12/01/16                                        2,000          2,262
  Licking County Vocational School District
   5.375%, 12/01/17                                        1,670          1,865
  Lima City School District (GO) (AMBAC)
   5.500%, 12/01/22                                        1,000          1,109
  Lucas County, Hospital Facility Authority,
   Mercy Hospital Project (RB) (ETM)
   6.000%, 09/01/04                                           35             36
  Mad River Local School District
   5.750%, 12/01/19                                        1,020          1,160
  Mad River Local School District (GO) (FGIC)
   5.750%, 12/01/14                                        1,060          1,255
  Mahoning Valley Water Sanitation,
   Prerefunded 05/15/04 @ 102 (RB)
   7.750%, 05/15/14                                        4,485          4,709
  Mansfield City School District (GO)
   6.250%, 12/01/07                                        1,000          1,158
   6.250%, 12/01/09                                        1,000          1,196
  Marysville Exempted Village School District
   (GO) (AMBAC)
   5.100%, 12/01/04                                          500            511
  Mason City School District (GO) (FGIC)
   5.200%, 12/01/08                                          865            930
   5.000%, 12/01/14                                        1,200          1,340
  Mentor (GO)
   5.250%, 12/01/17                                        1,000          1,072
  Miami University General Receipts (RB)
   5.400%, 12/01/05                                        1,000          1,020
  Miami University General Receipts
   (RB) (AMBAC)
   5.500%, 12/01/13                                        1,000          1,160
  Middleberg Heights Hospital Authority,
   Southwest General Health Care Center
   Project (RB) (FSA)
   6.750%, 08/15/06                                        1,400          1,579
  Middletown (GO) (FGIC)
   5.750%, 12/01/12                                          650            745
   5.750%, 12/01/13                                          640            745
  Montgomery County (GO)
   5.500%, 12/01/20                                        1,515          1,668
   5.375%, 12/01/16                                        1,250          1,383


--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

  Montgomery County Solid Waste Authority
   (RB) (MBIA)
   5.350%, 11/01/10                                       $  900       $    978
   5.300%, 11/01/07                                        1,000          1,086
   5.125%, 11/01/08                                          500            541
  Montgomery County Water Authority,
   Greater Moraine, Beavercreek Project
   (RB) (AMBAC)
   5.250%, 11/15/06                                          500            550
  Montgomery County, Catholic Health
   (RB) Series B (A)
   1.100%, 12/01/25                                          900            900
  Montgomery County, Sisters of Charity
   Health Care (RB) (MBIA) Series A
   6.500%, 05/15/08                                           70             70
  North Canton City School District
   (GO) (AMBAC)
   5.750%, 12/01/06                                          250            265
  North Royalton City School District
   (GO) (MBIA)
   6.625%, 12/01/06                                        1,885          2,151
  Oak Hills Local School District (GO) (MBIA)
   5.650%, 12/01/07                                          350            398
  Ohio Building Authority, Adult Correctional
   Building Fund (RB) (AMBAC) Series A
   6.000%, 04/01/06                                        1,930          2,118
   5.500%, 04/01/14                                        1,500          1,685
  Ohio Building Authority, Arts Facilities
   Project (RB) Series A
   5.500%, 04/01/16                                        1,000          1,117
   5.200%, 10/01/04                                          500            517
  Ohio Capital Corporation for Housing,
   Housing & Urban Development
   (RB) (FHA) Series D
   5.350%, 02/01/09                                          650            701
  Ohio Department of Administrative Services
   Office Project (COP) (AMBAC)
   5.000%, 12/15/12                                        1,210          1,327
  Ohio Higher Educational Facility
   Commission, Case Western University
   Project (RB) Series C
   5.000%, 10/01/10                                          905            996
  Ohio Higher Educational Facility
   Commission, Oberlin College Project (RB)
   5.250%, 10/01/14                                        1,045          1,180
  Ohio Higher Educational Facility
   Commission, Wittenberg University
   Project (RB)
   5.500%, 12/01/18                                        1,870          2,035
  Ohio Housing Finance Agency, Single
   Family Mortgage (RB) Series A
   6.375%, 04/01/17                                           30             30
  Ohio Infrastructure Improvement
   (GO) Series A
   5.750%, 02/01/12                                        1,000          1,169
  Ohio Natural Resources Capital Facilities
   (GO) Series A
   5.400%, 10/01/07                                        1,370          1,419

--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

Ohio Public Facilities Commission, Higher
 Education Capital Facilities Project,
 Prerefunded 05/01/05 @ 100
 (RB) (AMBAC) Series II-A
 5.200%, 05/01/06                                         $  500       $    528
 5.200%, 05/01/07                                            775            819
Ohio State
 6.200%, 08/01/12                                            860            946
Ohio State (GO)
 4.900%, 08/01/12                                          1,000          1,045
Ohio State Common School Capital Facilities
 (GO) Series B
 5.500%, 09/15/13                                          2,640          3,055
Ohio State Conservation Projects
 (GO) Series A
 5.250%, 09/01/16                                          2,100          2,305
Ohio State Higher Educational Capital
 Facilities (GO) Series B
 5.750%, 05/01/11                                          2,820          3,291
Ohio State Higher Educational Facilities,
 Kenyon College Project (RB) (A)
 5.050%, 07/01/37                                          1,500          1,561
Ohio State Mental Health Capital Facilities
 4.250%, 12/01/04                                          1,055          1,087
Ohio State University General Receipts
 (RB) Series A
 5.750%, 12/01/13                                            615            716
Ohio State Water Development Authority
 6.000%, 12/01/06                                          1,075          1,207
Ohio Turnpike Commission Authority
 (RB) (FGIC) Series A
 5.500%, 02/15/17                                          1,500          1,741
Ohio Turnpike Commission, Prerefunded
 02/15/06 @ 102 (RB) (FSA) Series A
 6.000%, 02/15/07                                          4,100          4,566
Ohio Water & Pollution Control Development
 Authority, Water Quality Loan Funding
 Project (RB) (MBIA)
 5.000%, 12/01/14                                          1,700          1,829
Ohio Water Development Authority,
 Fresh Water Project (RB) (AMBAC)
 5.400%, 12/01/04                                            510            531
Ohio Water Development Authority,
 Fresh Water Project (RB) (ETM) (AMBAC)
 5.600%, 06/01/07                                          1,500          1,622
Ohio Water Development Authority,
 Fresh Water Project (RB) (FSA) Series B
 5.500%, 12/01/20                                          1,835          2,125
Ohio Water Development Authority,
 Pure Water Project (RB) (ETM) (AMBAC)
 Series I
 7.250%, 12/01/08                                            365            406
Ohio Water Development Authority,
 Pure Water Project (RB) (MBIA)
 5.750%, 12/01/05                                             95             96
Ohio Water Development Authority,
 Safe Water Project (RB) (AMBAC)
 6.000%, 06/01/07                                          1,715          1,945


--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

Olentangy Local School District (GO) (FSA)
 5.500%, 12/01/19                                         $1,245       $  1,377
Ottawa County (GO) (MBIA)
 5.400%, 09/01/11                                            500            568
Parma City School District (GO)
 5.550%, 12/01/04                                            200            208
 5.550%, 12/01/05                                            290            310
 5.550%, 12/01/06                                            305            333
Parma City School District (TAN)
 4.600%, 12/01/03                                          1,360          1,360
 4.600%, 12/01/04                                          1,360          1,403
Perrysburg Exempted Village School District
 (GO) (FSA) Series B
 5.750%, 12/01/12                                          1,225          1,440
Portage County (GO) (MBIA)
 5.100%, 12/01/12                                          2,500          2,750
Portage County Correctional Facilities
 Construction (GO)
 6.000%, 12/01/03                                            915            915
Portage County Hospital Facility Authority,
 Robinson Memorial Hospital Project
 (RB) (MBIA)
 5.800%, 11/15/15                                            500            543
 5.625%, 11/15/07                                          1,000          1,055
Richland County (GO) (AMBAC)
 5.200%, 12/01/08                                            515            560
Sandusky County Hospital Facility Authority,
 Memorial Hospital Project (RB)
 4.900%, 01/01/05                                            500            498
Sharoxville (GO) (FGIC)
 5.250%, 06/01/13                                          1,000          1,133
Southwest Licking Local School District
 (GO) (FGIC)
 5.750%, 12/01/15                                            550            655
 5.750%, 12/01/16                                            400            478
Springfield Local School District (GO)
 6.100%, 12/01/03                                            250            250
Stow City School District (GO)
 9.125%, 12/01/06                                            580            700
Strongsville (GO)
 5.900%, 12/01/15                                            175            197
Strongsville City School District (GO) (MBIA)
 5.200%, 12/01/09                                            670            764
 5.150%, 12/01/08                                          1,000          1,129
Strongsville, Prerefunded 12/01/06 @ 102
 (GO)
 5.900%, 12/01/15                                          1,400          1,598
Summit County (GO) (FGIC)
 6.250%, 12/01/11                                          1,235          1,503
 6.000%, 12/01/09                                            790            935
Teays Valley Local School District, Facilities
 Construction & Improvement (GO) (FGIC)
 5.375%, 12/01/20                                          1,000          1,074
University of Akron General Receipts
 (RB) (AMBAC)
 6.000%, 01/01/07                                            800            896

ARMADA TAX FREE BOND FUNDS
STATEMENT OF NET ASSETS


ARMADA OHIO TAX EXEMPT BOND FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                 NUMBER OF SHARES/      VALUE
                                                     PAR (000)          (000)
--------------------------------------------------------------------------------

MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  University of Cincinnati General Receipts
   (RB) Series T
   5.500%, 06/01/11                                       $1,110       $  1,275
  Upper Arlington City School District
   (GO) (MBIA)
   6.000%, 12/01/05                                        1,170          1,274
  Valley View Village Street Improvement
   (GO) (AMBAC)
   5.550%, 12/01/20                                          450            496
  Vandalia (GO)
   5.350%, 12/01/09                                          505            554
  Warrensville Heights City School District
   (GO) (FGIC)
   5.625%, 12/01/20                                        1,400          1,565
  Washington County Hospital Facility
   Authority, Marietta Area Health Care
   Project (RB) (FSA)
   5.375%, 09/01/18                                        1,500          1,632
  West Chester Township (GO) (AMBAC)
   5.750%, 12/01/15                                        2,145          2,554
  West Clermont Local School District
   (GO) (AMBAC)
   5.650%, 12/01/08                                        1,030          1,136
  West Geauga Local School District
   (GO) (AMBAC)
   8.250%, 11/01/12                                          710            959
   5.650%, 11/01/06                                        1,000          1,058
  Westerville (GO)
   5.250%, 12/01/12                                        1,205          1,353
  Westlake (GO)
   5.300%, 12/01/03                                          500            500
  Westlake City School District (GO) Series A
   6.200%, 12/01/06                                        1,635          1,844
  Wyoming City School District (GO) (FGIC)
   Series B
   5.750%, 12/01/13                                          135            159
   5.750%, 12/01/14                                          690            817
   5.750%, 12/01/15                                          740            881
   5.750%, 12/01/16                                          800            956
   5.750%, 12/01/17                                          400            478
                                                                       --------
                                                                        182,027
--------------------------------------------------------------------------------

Total Municipal Bonds (Cost $170,523)                                   182,027
--------------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 0.4%
  Armada Ohio Municipal Money
   Market, Class I+                                      793,475            793
--------------------------------------------------------------------------------

Total Related Party Money Market Fund (Cost $793)                           793
--------------------------------------------------------------------------------

Total Investments -- 98.9% (Cost $171,316)                              182,820
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES -- 1.1%
  Investment Advisory Fees Payable                                     $    (61)
  12b-1 Fees Payable
    Class I                                                                 (21)
    Class A                                                                  (1)
  Administration Fees Payable                                               (11)
  Custody Fees Payable                                                       (2)
  Payable For Investment Securities Purchased                            (1,011)
  Other Assets & Liabilities                                              3,171
--------------------------------------------------------------------------------

Total Other Assets & Liabilities; Net:                                    2,064
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                              $184,884
--------------------------------------------------------------------------------

NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                            $175,260
Distributions in excess of net investment income                             (5)
Accumulated net realized loss on investments                             (1,875)
Net unrealized appreciation on investments                               11,504
--------------------------------------------------------------------------------
Total Net Assets                                                        $184,884
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price
  Per Share -- Class I ($170,742,620 / 14,871,312
  outstanding shares of beneficial interest)                             $11.48
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($12,183,612 / 1,064,799 outstanding shares of beneficial interest)    $11.44
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($11.44 / 97.00%)            $11.79
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($787,315 / 68,947 outstanding shares of beneficial interest)          $11.42
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($1,025,094 / 89,693 outstanding shares of beneficial interest)        $11.43
--------------------------------------------------------------------------------
Net Asset Value Per Share -- Class H
  ($145,173 / 12,703 outstanding shares of beneficial interest)          $11.43
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class H
  ($11.43 / 99.00%)                                                      $11.55
--------------------------------------------------------------------------------
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS
(A) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON NOVEMBER 30, 2003, AND THE DATE REPORTED IS THE FINAL MATURITY DATE, NOT THE NEXT RESET OR PUT DATE.
(B) PUT & DEMAND FEATURE -- THE DATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE FINAL MATURITY DATE, NOT THE NEXT RESET OR PUT DATE.
(C) ZERO COUPON
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
BAN -- BOND ANTICIPATION NOTE
COP -- CERTIFICATE OF PARTICIPATION
FGIC -- FEDERAL GUARANTY INSURANCE CORPORATION
FSA -- FEDERAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
LOC -- LETTER OF CREDIT
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
RB -- REVENUE BOND
TAN -- TAX ANTICIPATION NOTE
SEE NOTES TO FINANCIAL STATEMENTS.

                                                      ARMADA TAX FREE BOND FUNDS
                                                         STATEMENT OF NET ASSETS


ARMADA PENNSYLVANIA MUNICIPAL BOND FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

MUNICIPAL BONDS -- 95.8%
PENNSYLVANIA -- 93.4%
  Allegheny County Higher Education
   Authority, Duquesne University Project
   (RB) (AMBAC)
   6.500%, 03/01/10                                       $  380        $   456
  Allegheny County Higher Education
   Authority, Duquesne University Project
   (RB) (AMBAC) Series A
   5.000%, 04/01/19                                          500            523
  Allegheny County Port Authority
   (RB) (FGIC)
   5.500%, 03/01/13                                          500            567
  Allegheny County Port Authority,
   Prerefunded 03/01/09 @ 101 (RB) (MBIA)
   6.250%, 03/01/17                                          685            816
  Allegheny County Sewer Sanitation
   Authority (RB) (FGIC) (ETM) (B)
   0.000%, 12/01/08                                        1,000            869
  Allegheny County Sewer Sanitation
   Authority (RB) (MBIA)
   5.750%, 12/01/09                                          225            263
  Berks County (GO) (AMBAC) Series A
   6.200%, 11/15/05                                          320            349
  Blair County (GO) (AMBAC) Series A
   5.000%, 08/01/12                                          500            555
  Blair County (GO) Series A
   5.375%, 08/01/13                                          270            308
  Blair County Hospital Authority, Altoona
   Hospital Project (RB) (AMBAC)
   5.250%, 07/01/09                                          500            560
  Bradford County School District (GO)
   5.250%, 10/01/07                                        1,000          1,062
  Bucks County (GO)
   5.250%, 12/01/17                                        1,000          1,066
  Bucks County Community College
   Authority, College Building (RB)
   5.300%, 06/15/10                                          100            109
  Butler County Sewer Authority (RB)
   7.250%, 07/01/12                                           90             90
  Chester County (GO)
   5.100%, 06/15/18                                        1,000          1,058
  Danville Area School District (GO) (FGIC)
   5.000%, 05/15/11                                          545            606
  Delaware County (GO)
   5.125%, 10/01/14                                          275            299
  Delaware River Port Authority, Pennsylvania
   & New Jersey Bridges Project (RB) (ETM)
   6.000%, 01/15/10                                          425            482
  Delaware River Port Authority, Pennsylvania
   & New Jersey Bridges Project (RB) (FSA)
   5.500%, 01/01/10                                          500            573
  Delaware Valley Regional Finance Authority
   (RB) (AMBAC) Series A
   5.900%, 04/15/16                                        1,000          1,087
  Fairview School District (GO) (FGIC)
   6.000%, 02/15/07                                        1,140          1,281


--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

  Garnet Valley School District (GO) (FGIC)
   5.375%, 04/01/13                                       $  500        $   564
  Gettysburg College Municipal Authority
   (RB) (MBIA)
   5.375%, 08/15/13                                        1,000          1,142
  Indiana County Industrial Development
   Authority, New York State Electric & Gas
   (RB) (MBIA) Series A
   6.000%, 06/01/06                                        1,000          1,104
  Monroeville County Hospital Authority,
   East Suburban Health Center Project
   7.600%, 07/01/08                                          530            550
  Montgomery County Higher Education &
   Health Authority, Foulkeways at Gwynedd
   Project (RB)
   6.000%, 11/15/07                                          105            110
   5.900%, 11/15/06                                          190            199
  Moon Area School District (GO) (FGIC)
   Series A (B)
   0.000%, 11/15/11                                        1,520          1,133
  North Huntingdon Township (RB) (AMBAC)
   5.500%, 04/01/15                                        1,025          1,149
  Northampton County (GO)
   5.125%, 08/15/17                                          735            784
  Northampton County, General Purpose
   Authority (RB)
   5.250%, 10/01/15                                        1,000          1,125
  Oxford Area School District (GO) (FGIC)
   Series A
   5.500%, 02/15/13                                          690            783
  Parkland School District (GO) (FGIC)
   5.375%, 09/01/14                                        1,000          1,143
  Pennsylvania Convention Center Authority
   (RB) (FGIC) Series A
   6.000%, 09/01/19                                        1,000          1,222
  Pennsylvania State (GO) Second Series
   5.000%, 08/01/15                                        1,000          1,076
  Pennsylvania State Higher Educational
   Facilities Authority (RB)
   5.000%, 06/15/10                                        1,000          1,121
  Pennsylvania State Higher Educational
   Facilities Authority, La Salle University
   Project (RB) (MBIA)
   5.625%, 05/01/17                                          500            546
  Pennsylvania State Higher Educational
   Facilities Authority, University of
   Pennsylvania Project (RB) Series A
   6.500%, 09/01/04                                          250            260
   5.550%, 09/01/09                                        1,300          1,382
  Pennsylvania State Housing Finance Agency,
   Residential Development Section 8
   Project (RB)
   2.950%, 07/01/05                                        1,000          1,017
  Pennsylvania State Industrial Development
   Authority, Economic Development Project
   (RB) (AMBAC)
   6.000%, 01/01/12                                        1,000          1,023
   5.800%, 07/01/09                                          700            811

ARMADA TAX FREE BOND FUNDS
STATEMENT OF NET ASSETS


ARMADA PENNSYLVANIA MUNICIPAL BOND FUND
NOVEMBER 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

MUNICIPAL BONDS -- CONTINUED
PENNSYLVANIA -- CONTINUED
  Pennsylvania State Infrastructure Investment
   Authority, Pennvest LN Pool Project
   (RB) (MBIA)
   5.625%, 09/01/13                                       $  725        $   806
  Pennsylvania State Infrastructure Investment
   Authority, Pennvest Project (RB) Series B
   6.450%, 09/01/04                                        1,500          1,523
  Pennsylvania State Intergovernmental
   Cooperative Authority, Special Tax, City of
   Philadelphia Funding Program (RB) (FGIC)
   5.250%, 06/15/12                                          500            553
   5.250%, 06/15/17                                          500            538
  Pennsylvania State University (GO)
   5.000%, 03/01/13                                        1,000          1,107
  Pennsylvania State University (RB)
   5.250%, 08/15/13                                        1,000          1,131
  Pennsylvania State University (RB) Series A
   4.900%, 08/15/10                                          200            218
  Perkiomen Valley School District (GO) (FSA)
   5.000%, 02/01/17                                          100            105
  Philadelphia Hospital Authority, Graduate
   Hospital Project (RB) (ETM)
   7.000%, 07/01/10                                          265            306
  Philadelphia Hospital Authority, Thomas
   Jefferson University Hospital Project
   (RB) (ETM)
   7.000%, 07/01/08                                          155            174
  Philadelphia Industrial Development
   Authority, Fox Chase Cancer Center
   (RB) (A) (B)
   1.100%, 07/01/10                                          830            830
  Philadelphia Parking Authority
   (RB) (AMBAC)
   5.125%, 02/01/09                                          250            280
  Philadelphia Redevelopment Authority,
   Neighborhood Tranformation Project
   (RB) (FGIC) Series A
   5.000%, 04/15/09                                          320            357
  Philadelphia Regulatory Port Authority
   Lease, Auction Based (RB) (MBIA) (A)
   1.100%, 09/01/20                                          900            900
  Philadelphia Water & Waste Water Authority
   (RB) (MBIA)
   6.250%, 08/01/08                                          500            583
   6.250%, 08/01/11                                          200            240
   5.500%, 06/15/07                                        1,500          1,675
  Pittsburgh & Allegheny County Public
   Auditorium, Regional Asset District
   Sales Tax (RB) (AMBAC)
   5.250%, 02/01/14                                          500            550
  Pittsburgh Area School District (GO) (FSA)
   Series A
   5.250%, 09/01/12                                        2,000          2,260


--------------------------------------------------------------------------------
                                                           PAR          VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------

  Pittsburgh Public Parking Authority
   (RB) (AMBAC)
   6.000%, 12/01/09                                       $  945        $ 1,116
  Pittsburgh Water & Sewer Authority
   (RB) (AMBAC)
   5.000%, 12/01/14                                          185            202
  Pittsburgh Water & Sewer Authority
   (RB) (FGIC) Series A
   5.000%, 09/01/18                                        1,000          1,044
  Pittsburgh Water & Sewer Authority, Capital
   Appreciation, Senior Lien (RB) (FGIC)
   Series B (B)
   0.000%, 09/01/19                                        2,000            928
  Pittsburgh, Prerefunded 09/01/04 @ 100
   (GO) (MBIA) Series A
   5.500%, 09/01/06                                          955            986
  Scranton-Lackawanna Health & Welfare
   Authority (RB)
   6.625%, 07/01/09                                          320            359
  Shaler School District, Capital Appreciation
   (GO) Series A (B)
   0.000%, 11/15/20                                          615            269
  Southeastern Transportation Authority
   (RB) (FGIC) Series A
   5.250%, 03/01/17                                        1,070          1,156
  State Public School Building Authority,
   Delaware County Community College
   Project (RB) (MBIA)
   5.750%, 10/01/16                                          150            173
  Washington County Lease Authority,
   Special Sub-Series (RB) (ETM)
   7.875%, 12/15/18                                        1,000          1,394
  West Mifflin Sewer Authority (RB) (MBIA)
   5.000%, 08/01/14                                          250            268
  West Whiteland Municipal Sewer Authority
   (RB) (ETM)
   6.400%, 09/15/13                                          240            286
                                                                        -------
                                                                         53,540
--------------------------------------------------------------------------------
PUERTO RICO -- 2.4%
  Commonwealth of Puerto Rico Aqueduct &
   Sewer Authority (RB) (MBIA)
   6.000%, 07/01/07                                        1,000          1,137
  Puerto Rico Housing Finance Authority,
   Multi-Family Housing Mortgage Project
   (RB) (FHA)
   7.400%, 04/01/07                                          135            135
   7.300%, 10/01/06                                          130            130
                                                                        -------
                                                                          1,402
--------------------------------------------------------------------------------

Total Municipal Bonds (Cost $51,681)                                     54,942
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         NUMBER         VALUE
                                                       OF SHARES        (000)
--------------------------------------------------------------------------------

RELATED PARTY MONEY MARKET FUND -- 3.1%
  Armada Pennsylvania Tax-Exempt Money
   Market, Class I+                                    1,800,643        $ 1,801
--------------------------------------------------------------------------------

Total Related Party Money Market Fund (Cost $1,801)                       1,801
--------------------------------------------------------------------------------

Total Investments -- 98.9% (Cost $53,482)                                56,743
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- 1.1%
  Investment Advisory Fees Payable                                          (19)
  12b-1 Fees Payable
    Class I                                                                  (6)
  Administration Fees Payable                                                (3)
  Custody Fees Payable                                                       (1)
  Other Assets & Liabilities                                                640
--------------------------------------------------------------------------------

Total Other Assets & Liabilities; Net:                                      611
--------------------------------------------------------------------------------

TOTAL NET ASSETS-- 100.0%                                               $57,354
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------

NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                             $54,093
Undistributed net investment income                                          57
Accumulated net realized loss on investments                                (57)
Net unrealized appreciation on investments                                3,261
--------------------------------------------------------------------------------
Total Net Assets                                                        $57,354
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I ($55,033,087 / 5,131,302
  outstanding shares of beneficial interest)                             $10.72
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($1,390,976 / 129,455 outstanding shares of beneficial interest)       $10.74
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($10.74 / 97.00%)            $11.07
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($909,905 / 84,744 outstanding shares of beneficial interest)          $10.74
--------------------------------------------------------------------------------
Net Asset Value Per Share -- Class H
  ($20,143 / 1,865 outstanding shares of beneficial interest)            $10.80
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class H
  ($10.80 / 99.00%)                                                      $10.91
--------------------------------------------------------------------------------
+ See Note 3 in Notes to Financial Statements
(A) VARIABLE RATE SECURITY -- RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON NOVEMBER 30, 2003, AND THE DATE REPORTED IS THE FINAL MATURITY DATE, NOT THE NEXT RESET OR PUT DATE.
(B) ZERO COUPON
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
ETM -- ESCROWED TO MATURITY
FGIC -- FEDERAL GUARANTY INSURANCE CORPORATION
FHA -- FEDERAL HOUSING AUTHORITY
FSA -- FEDERAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
RB -- REVENUE BOND
SEE NOTES TO FINANCIAL STATEMENTS.

ARMADA EQUITY FUNDS
STATEMENTS OF OPERATIONS (000)
SIX MONTHS ENDED NOVEMBER 30, 2003 (UNAUDITED)


                                                                         LARGE CAP
                                                         INTERNATIONAL     CORE      LARGE CAP   LARGE CAP   LARGE CAP     MID CAP
                                                          EQUITY FUND   EQUITY FUND GROWTH FUND  ULTRA FUND  VALUE FUND  GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends ............................................     $ 2,566        $ 1,675    $ 3,823        $  323    $ 6,737      $  147
Interest .............................................         440             22         64             7         53           6
Security Lending Income ..............................          80             16         59             7         48          22
Less: foreign taxes withheld .........................        (230)            (3)        (2)           --        (51)         (1)
------------------------------------------------------------------------------------------------------------------------------------
Total investment income ..............................       2,856          1,710      3,944           337      6,787         174
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment Advisory fees .............................       1,826            665      2,655           300      2,075         487
Administration fees ..................................         111             62        248            28        194          34
12b-1 fees:
   Class I Shares ....................................          75             42        140            17        127          19
   Class A Shares ....................................           4              1         35             2          9           4
   Class B Shares ....................................           8              7         17            13         31          16
   Class C Shares ....................................           2              2          2             1          1           1
   Class H Shares ....................................          --              1         --            --         --          --
   Class R Shares ....................................          --             --         --            --         --          --
Transfer Agent fees ..................................          94             44        121            36        153          83
Custodian fees .......................................          72             16         42             9         34          11
Professional fees ....................................          16             10         29             6         24           6
Printing and shareholder reports .....................           6              4          9             2          9           2
Registration and filing fees .........................          11              8         14             6         13           9
Trustees' fees .......................................           1              2          9            --          5           1
Miscellaneous ........................................          14              3          9             3          6           3
Shareholder servicing fees:
   Class A Shares ....................................          18              6        176             9         45          22
   Class B Shares ....................................           3              2          6             4         10           5
   Class C Shares ....................................           1              1          1            --         --          --
   Class H Shares ....................................          --             --         --            --         --          --
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses .......................................       2,262            876      3,513           436      2,736         703
------------------------------------------------------------------------------------------------------------------------------------
LESS:
Waiver of Investment Advisory fees ...................          --             --         --            --         --          --
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses .........................................       2,262            876      3,513           436      2,736         703
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) .........................         594            834        431           (99)     4,051        (529)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments sold .........      10,209          3,606     11,142           239     (4,138)      7,437
Net realized gain on foreign currency transactions ...       1,356             --         --            --         --          --
Net realized gain on futures .........................       8,222            205         --            --        945          --
Net change in unrealized appreciation (depreciation)
   on futures ........................................      (1,204)            46         --            --        240          --
Net change in unrealized depreciation on foreign
   currency translation ..............................         (24)            --         --            --         --          --
Net change in unrealized appreciation on investments .      34,973         13,667     52,004         8,033     55,901       9,695
------------------------------------------------------------------------------------------------------------------------------------
Net gain on investments ..............................      53,532         17,524     63,146         8,272     52,948      17,132
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations .     $54,126        $18,358    $63,577        $8,173    $56,999     $16,603
====================================================================================================================================




                                                                                                SMALL/MID
                                                             S&P 500    SMALL CAP   SMALL CAP   CAP VALUE  TAX MANAGED
                                                           INDEX FUND  GROWTH FUND  VALUE FUND    FUND     EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends ............................................       $ 2,829       $  91      $ 8,175     $  436     $ 1,403
Interest .............................................            54          25          183          9           3
Security Lending Income ..............................            19          62          182          8           9
Less: foreign taxes withheld .........................            --          --           (3)        --          (4)
----------------------------------------------------------------------------------------------------------------------
Total investment income ..............................         2,902         178        8,537        453       1,411
----------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment Advisory fees .............................           584       1,030        4,958        242         583
Administration fees ..................................           117          72          347         17          54
12b-1 fees:
   Class I Shares ....................................             1          45          174          5          34
   Class A Shares ....................................            --           5           36         --           3
   Class B Shares ....................................             8          21           45          4          25
   Class C Shares ....................................             4           2           50          1           3
   Class H Shares ....................................            --          --            4         --          --
   Class R Shares ....................................             2          --           --         --          --
Transfer Agent fees ..................................            55         164          174          5          45
Custodian fees .......................................            23          17           54          7          14
Professional fees ....................................            14          10           78          5           9
Printing and shareholder reports .....................             4           3           25          2           2
Registration and filing fees .........................             7           7           17          1          10
Trustees' fees .......................................             5           1           12          1           2
Miscellaneous ........................................            12           5           30          2           2
Shareholder servicing fees:
   Class A Shares ....................................            17          26          206          3          15
   Class B Shares ....................................             3           7           15          1           8
   Class C Shares ....................................             1           1           17         --           1
   Class H Shares ....................................            --          --            1         --          --
----------------------------------------------------------------------------------------------------------------------
Total Expenses .......................................           857       1,416        6,243        296         810
----------------------------------------------------------------------------------------------------------------------
LESS:
Waiver of Investment Advisory fees ...................          (250)         --           --         --          --
----------------------------------------------------------------------------------------------------------------------
Net Expenses .........................................           607       1,416        6,243        296         810
----------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) .........................         2,295      (1,238)       2,294        157         601

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments sold .........          (462)     41,830      132,044      1,784      13,024
Net realized gain on foreign currency transactions ...            --          --           --         --          --
Net realized gain on futures .........................         1,624         497        8,745        265          --
Net change in unrealized appreciation (depreciation)
   on futures ........................................          (269)       (241)      (1,542)        30          --
Net change in unrealized depreciation on foreign
   currency translation ..............................            --          --           --         --          --
Net change in unrealized appreciation on investments .        29,747       9,298       45,707      5,977       1,969
----------------------------------------------------------------------------------------------------------------------
Net gain on investments ..............................        30,640      51,384      184,954      8,056      14,993
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations .       $32,935     $50,146     $187,248     $8,213     $15,594
======================================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

102 and 103

ARMADA ASSET ALLOCATION FUNDS
STATEMENTS OF OPERATIONS (000)
SIX MONTHS ENDED NOVEMBER 30, 2003 (UNAUDITED)



                                                            AGGRESSIVE   BALANCED  CONSERVATIVE                          LIMITED
                                                            ALLOCATION  ALLOCATION  ALLOCATION    BOND    INTERMEDIATE   MATURITY
                                                               FUND        FUND        FUND       FUND      BOND FUND   BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends ...............................................      $ 29       $   767     $ 17       $    --    $     --     $    --
Interest ................................................         3           719       68        13,528       8,828       5,731
Security Lending Income .................................        --            14       --            82          74          90
Less: foreign taxes withheld ............................        --           (15)      --            --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Total investment income .................................        32         1,485       85        13,610       8,902       5,821
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment Advisory fees ................................         9           548       11         1,639       1,193         777
Administration fees .....................................         3            51        3           209         152         121
12b-1 fees:
   Class I Shares .......................................         1            31        1           145         104          83
   Class A Shares .......................................         1             4        1             4           3           2
   Class B Shares .......................................         2            23        3             7          20           7
   Class C Shares .......................................         1             2        2             1           2           5
   Class H Shares .......................................         2             3        3            --           1           4
Transfer Agent fees .....................................         5            43        6            92          63          58
Custodian fees ..........................................         3            44        3            40          29          24
Professional fees .......................................         1             9        1            28          21          19
Printing and shareholder reports ........................         1             3       --             9           9          10
Registration and filing fees ............................         1             7        1            10           9           8
Trustees' fees ..........................................        --             4       --             8           6           6
Miscellaneous ...........................................        --            45       --            35          34          25
Shareholder servicing fees:
   Class A Shares .......................................         4            19        4            18          15          11
   Class B Shares .......................................         1             8        1             2           7           2
   Class C Shares .......................................        --             1        1            --           1           2
   Class H Shares .......................................         1             1        1            --          --           1
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses ..........................................        36           846       42         2,247       1,669       1,165
------------------------------------------------------------------------------------------------------------------------------------
LESS:
Waiver of Investment Advisory fees ......................        (9)           --      (11)           --        (325)       (173)
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses ............................................        27           846       31         2,247       1,344         992
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income ...................................         5           639       54        11,363       7,558       4,829
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments sold ............       166         9,517      (21)        9,202       3,760        (787)
Net realized gain on futures ............................        --           648       --            --          --          --
Net change in unrealized depreciation on futures ........        --          (402)      --            --          --          --
Net change in unrealized appreciation on foreign currency
   translation ..........................................        --            14       --            --          --          --
Net change in unrealized appreciation (depreciation)
   on investments .......................................       525         2,599      353       (25,737)    (13,817)     (4,053)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments ..........................       691        12,376      332       (16,535)    (10,057)     (4,840)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ......................................      $696       $13,015     $386      $ (5,172)   $ (2,499)    $   (11)
====================================================================================================================================



                                                                                            U.S.
                                                            TOTAL RETURN                GOVERNMENT
                                                             ADVANTAGE     ULTRA SHORT    INCOME
                                                               FUND         BOND FUND      FUND
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends ...............................................     $     --      $    --      $    --
Interest ................................................        5,892        1,541        4,732
Security Lending Income .................................           36           20            3
Less: foreign taxes withheld ............................           --           --           --
----------------------------------------------------------------------------------------------------
Total investment income .................................        5,928        1,561        4,735
----------------------------------------------------------------------------------------------------
EXPENSES:
Investment Advisory fees ................................          692          301          555
Administration fees .....................................           88           53           71
12b-1 fees:
   Class I Shares .......................................           62           15           44
   Class A Shares .......................................            1           --            4
   Class B Shares .......................................            4           --           25
   Class C Shares .......................................            1           --            3
   Class H Shares .......................................           --           --            2
Transfer Agent fees .....................................           35           22           59
Custodian fees ..........................................           20           14           18
Professional fees .......................................           14           12           14
Printing and shareholder reports ........................            4            9            6
Registration and filing fees ............................            9           --            5
Trustees' fees ..........................................            3            4            4
Miscellaneous ...........................................           23            8           79
Shareholder servicing fees:
   Class A Shares .......................................            5            1           22
   Class B Shares .......................................            1           --            8
   Class C Shares .......................................           --           --            1
   Class H Shares .......................................           --           --            1
----------------------------------------------------------------------------------------------------
Total Expenses ..........................................          962          439          921
----------------------------------------------------------------------------------------------------
LESS:
Waiver of Investment Advisory fees ......................         (189)        (151)          --
----------------------------------------------------------------------------------------------------
Net Expenses ............................................          773          288          921
----------------------------------------------------------------------------------------------------
Net Investment Income ...................................        5,155        1,273        3,814
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments sold ............        2,634         (332)      (1,394)
Net realized gain on futures ............................           --           --           --
Net change in unrealized depreciation on futures ........           --           --           --
Net change in unrealized appreciation on foreign currency
   translation ..........................................           --           --           --
Net change in unrealized appreciation (depreciation)
   on investments .......................................      (11,181)        (432)      (2,187)
----------------------------------------------------------------------------------------------------
Net gain (loss) on investments ..........................       (8,547)        (764)      (3,581)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ......................................     $ (3,392)     $   509      $   233
====================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS


104 AND 105

ARMADA TAX FREE BOND FUNDS
STATEMENTS OF OPERATIONS (000)
SIX MONTHS ENDED NOVEMBER 30, 2003 (UNAUDITED)


                                                           MICHIGAN         NATIONAL           OHIO           PENNSYLVANIA
                                                           MUNICIPAL       TAX EXEMPT       TAX EXEMPT          MUNICIPAL
                                                           BOND FUND        BOND FUND        BOND FUND          BOND FUND
---------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest ................................................  $ 3,811          $ 4,187           $ 3,915            $ 1,201
---------------------------------------------------------------------------------------------------------------------------
Total investment income .................................    3,811            4,187             3,915              1,201
---------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment Advisory fees ................................      438              499               509                157
Administration fees .....................................       56               63                65                 20
12b-1 fees:
   Class I Shares .......................................       36               44                42                 14
   Class A Shares .......................................        3                1                 4                 --
   Class B Shares .......................................        7                3                 3                 --
   Class C Shares .......................................        1               --                 4                  3
   Class H Shares .......................................       --               --                 1                 --
Transfer Agent fees .....................................       23               30                34                 10
Custodian fees ..........................................       14               16                16                  7
Professional fees .......................................       11               11                10                  5
Printing and shareholder reports ........................        3                3                 3                  1
Registration and filing fees ............................        3                9                11                  4
Trustees' fees ..........................................        2                3                 3                  1
Miscellaneous ...........................................       16               31                30                 19
Shareholder servicing fees:
   Class A Shares .......................................       17                6                18                  2
   Class B Shares .......................................        2                1                 1                 --
   Class C Shares .......................................       --               --                 1                  1
---------------------------------------------------------------------------------------------------------------------------
Total Expenses ..........................................      632              720               755                244
---------------------------------------------------------------------------------------------------------------------------
LESS:
Waiver of Investment Advisory fees ......................     (119)            (136)             (139)               (42)
---------------------------------------------------------------------------------------------------------------------------
Net Expenses ............................................      513              584               616                202
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income ...................................    3,298            3,603             3,299                999
---------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments sold ............      (21)             (17)               18                 (6)
Net change in unrealized depreciation on investments        (3,280)          (3,464)           (3,469)            (1,273)
---------------------------------------------------------------------------------------------------------------------------
Net loss on investments .................................   (3,301)          (3,481)           (3,451)            (1,279)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ......................................  $    (3)         $   122           $  (152)           $  (280)
===========================================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS

                                                             ARMADA EQUITY FUNDS
                                       STATEMENTS OF CHANGES IN NET ASSETS (000)


                                                           INTERNATIONAL EQUITY FUND           LARGE CAP CORE EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------
                                                            FOR THE                             FOR THE
                                                        SIX MONTHS ENDED      FOR THE        SIX MONTHS ENDED      FOR THE
                                                        NOVEMBER 30, 2003   YEAR ENDED      NOVEMBER 30, 2003    YEAR ENDED
                                                           (UNAUDITED)     MAY  31, 2003       (UNAUDITED)      MAY 31, 2003
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss) .........................      $     594      $     4,136          $    834          $  1,414
Net realized gain (loss) on investments sold,
   futures and foreign currency transactions .........         19,787         (103,215)            3,811           (12,764)
Net unrealized appreciation (depreciation) on
   investments, futures and foreign currency
   translation .......................................         33,745           11,082            13,713            (2,828)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from  operations ..................................         54,126          (87,997)           18,358           (14,178)
------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I ...........................................             --           (1,256)             (712)           (1,253)
   Class A ...........................................             --              (34)              (15)              (25)
   Class B ...........................................             --               --                --                (3)
   Class C ...........................................             --               --                --                (1)
Distributions from net realized capital gains:
   Class I ...........................................             --               --                --                --
   Class A ...........................................             --               --                --                --
   Class B ...........................................             --               --                --                --
   Class C ...........................................             --               --                --                --
------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions ....................             --           (1,290)             (727)           (1,282)
------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I ...........................................         70,718          934,898            20,950            29,309
   Class A ...........................................         60,062          376,346             1,155             3,455
   Class B ...........................................            127              225               550               234
   Class C ...........................................          2,616              842               178               123
   Class H ...........................................              8               71                99               117
   Class R ...........................................            286               --                47                --
Reinvestment of cash distributions:
   Class I ...........................................             --              200               549             1,101
   Class A ...........................................             --               19                15                24
   Class B ...........................................             --               --                --                 2
   Class C ...........................................             --               --                --                 1
   Class H ...........................................             --               --                --                --
------------------------------------------------------------------------------------------------------------------------------
                                                              133,817        1,312,601            23,543            34,366
------------------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I ...........................................       (159,106)      (1,040,747)           (7,074)           (4,594)
   Class A ...........................................        (84,629)        (357,463)             (441)           (1,849)
   Class B ...........................................           (303)            (901)             (146)             (314)
   Class C ...........................................         (2,476)            (893)             (350)              (57)
   Class H ...........................................             --               --               (16)               --
   Class R ...........................................            (40)              --                --                --
------------------------------------------------------------------------------------------------------------------------------
                                                             (246,554)      (1,400,004)           (8,027)           (6,814)
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share
   transactions ......................................       (112,737)         (87,403)           15,516            27,552
Total increase (decrease) in net assets ..............        (58,611)        (176,690)           33,147            12,092
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period ...............................        357,062          533,752           159,101           147,009
------------------------------------------------------------------------------------------------------------------------------
   End of period .....................................      $ 298,451      $   357,062          $192,248          $159,101
==============================================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

ARMADA EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (000)


                                                               LARGE CAP GROWTH FUND              LARGE CAP ULTRA FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                             FOR THE                             FOR THE
                                                        SIX MONTHS ENDED       FOR THE      SIX MONTHS ENDED      FOR THE
                                                        NOVEMBER 30, 2003    YEAR ENDED     NOVEMBER 30, 2003   YEAR ENDED
                                                           (UNAUDITED)      MAY 31, 2003       (UNAUDITED)     MAY 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss) ........................        $    431        $   2,061          $    (99)         $   (121)
Net realized gain (loss) on investments sold,
   futures and foreign currency transactions ........          11,142          (27,445)              239           (12,025)
Net unrealized appreciation (depreciation) on
   investments, futures and foreign currency
   translation ......................................          52,004          (71,778)            8,033            (9,263)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ..................................          63,577           (97,162)            8,173          (21,409)
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I ..........................................            (518)          (1,860)               --                --
   Class A ..........................................              (1)             (99)               --                --
   Class B ..........................................              --               --                --                --
   Class C ..........................................              --               --                --                --
   Class R ..........................................              --               --                --                --
Distributions from net realized capital gains:
   Class I ..........................................              --               --                --                --
   Class A ..........................................              --               --                --                --
   Class B ..........................................              --               --                --                --
   Class C ..........................................              --               --                --                --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions ...................            (519)          (1,959)               --                --
------------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I ..........................................          37,184           75,501            16,501            18,497
   Class A ..........................................           9,422           89,246             1,000             2,876
   Class B ..........................................           2,423            1,272                74                94
   Class C ..........................................             115              104                24                46
   Class H ..........................................               8               72                 3                23
   Class R ..........................................             476               --                --                --
Reinvestment of cash distributions:
   Class I ..........................................             321              961                --                --
   Class A ..........................................               1               94                --                --
   Class B ..........................................              --               --                --                --
   Class C ..........................................              --               --                --                --
   Class H ..........................................              --               --                --                --
   Class R ..........................................              --               --                --                --
------------------------------------------------------------------------------------------------------------------------------------
                                                               49,950          167,250            17,602            21,536
------------------------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I ..........................................         (59,656)        (144,776)          (20,767)          (55,072)
   Class A ..........................................         (13,719)         (46,746)           (1,485)           (2,818)
   Class B ..........................................            (221)            (519)             (405)           (1,251)
   Class C ..........................................            (134)             (99)              (50)              (34)
   Class H ..........................................              --              (25)               --               (16)
   Class R ..........................................             (13)              --                --                --
------------------------------------------------------------------------------------------------------------------------------------
                                                              (73,743)        (192,165)          (22,707)          (59,191)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share
   transactions .....................................         (23,793)         (24,915)           (5,105)          (37,655)
------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets .............          39,265         (124,036)            3,068           (59,064)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
   Beginning of period ..............................         682,736          806,772            77,537           136,601
------------------------------------------------------------------------------------------------------------------------------------
   End of period ....................................        $722,001        $ 682,736          $ 80,605          $ 77,537
====================================================================================================================================



                                                               LARGE CAP VALUE FUND                      MID CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                             FOR THE                                 FOR THE
                                                        SIX MONTHS ENDED         FOR THE         SIX MONTHS ENDED         FOR THE
                                                        NOVEMBER 30, 2003      YEAR ENDED        NOVEMBER 30, 2003       YEAR ENDED
                                                           (UNAUDITED)        MAY 31, 2003          (UNAUDITED)         MAY 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss) ........................       $  4,051            $   9,326             $   (529)           $ (1,071)
Net realized gain (loss) on investments sold,
   futures and foreign currency transactions ........         (3,193)              (7,995)               7,437             (21,614)
Net unrealized appreciation (depreciation) on
   investments, futures and foreign currency
   translation ......................................         56,141              (89,978)               9,695              (4,057)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ..................................         56,999              (88,647)              16,603             (26,742)
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I ..........................................         (3,858)              (8,768)                 (10)                 --
   Class A ..........................................           (231)                (437)                  --                  --
   Class B ..........................................            (26)                 (40)                  --                  --
   Class C ..........................................             (1)                  (2)                  --                  --
   Class R ..........................................             --                   --                   --                  --
Distributions from net realized capital gains:
   Class I ..........................................             --               (1,161)                  --                  --
   Class A ..........................................             --                  (80)                  --                  --
   Class B ..........................................             --                  (16)                  --                  --
   Class C ..........................................             --                   (1)                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions ...................         (4,116)             (10,505)                 (10)                 --
------------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I ..........................................         43,310              122,130                2,788               7,503
   Class A ..........................................          3,655                8,668                2,422              21,138
   Class B ..........................................          2,837                1,230                  327                 233
   Class C ..........................................            101                   71                   34                  39
   Class H ..........................................             17                  105                    9                  30
   Class R ..........................................            391                   --                   --                  --
Reinvestment of cash distributions:
   Class I ..........................................            947                3,870                    6                  --
   Class A ..........................................            198                  449                   --                  --
   Class B ..........................................             25                   54                   --                  --
   Class C ..........................................              1                    2                   --                  --
   Class H ..........................................             --                    1                   --                  --
   Class R ..........................................             --                   --                   --                  --
------------------------------------------------------------------------------------------------------------------------------------
                                                              51,482              136,580                5,586              28,943
------------------------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I ..........................................        (87,572)            (271,260)             (12,932)            (52,934)
   Class A ..........................................         (3,257)              (9,897)              (2,914)            (22,004)
   Class B ..........................................           (869)              (2,628)                (799)             (1,906)
   Class C ..........................................            (36)                 (70)                 (11)                (28)
   Class H ..........................................            (13)                 (21)                  --                  (3)
   Class R ..........................................             --                   --                   --                  --
------------------------------------------------------------------------------------------------------------------------------------
                                                             (91,747)            (283,876)             (16,656)            (76,875)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share
   transactions .....................................        (40,265)            (147,296)             (11,070)            (47,932)
------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets .............         12,618             (246,448)               5,523             (74,674)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
   Beginning of period ..............................        546,746              793,194               95,736             170,410
------------------------------------------------------------------------------------------------------------------------------------
   End of period ....................................       $559,364            $ 546,746             $101,259            $ 95,736
====================================================================================================================================



                                                                       S&P 500 INDEX FUND
----------------------------------------------------------------------------------------------------
                                                                    FOR THE
                                                               SIX MONTHS ENDED         FOR THE
                                                               NOVEMBER 30, 2003      YEAR ENDED
                                                                  (UNAUDITED)        MAY 31, 2003
----------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss) ........................              $  2,295            $  3,800
Net realized gain (loss) on investments sold,
   futures and foreign currency transactions ........                 1,162             (14,482)
Net unrealized appreciation (depreciation) on
   investments, futures and foreign currency
   translation ......................................                29,478             (17,295)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ..................................                32,935             (27,977)
----------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I ..........................................                (1,959)             (3,749)
   Class A ..........................................                   (66)               (112)
   Class B ..........................................                    (4)                 (7)
   Class C ..........................................                    (2)                 (4)
   Class R ..........................................                    (2)                 --
Distributions from net realized capital gains:
   Class I ..........................................                    --                  --
   Class A ..........................................                    --                  --
   Class B ..........................................                    --                  --
   Class C ..........................................                    --                  --
----------------------------------------------------------------------------------------------------
Total dividends and distributions ...................                (2,033)             (3,872)
----------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I ..........................................                84,160              75,648
   Class A ..........................................                 2,274              10,935
   Class B ..........................................                   367                 724
   Class C ..........................................                   322                 192
   Class H ..........................................                   106                  28
   Class R ..........................................                 1,432                  --
Reinvestment of cash distributions:
   Class I ..........................................                 1,978               3,274
   Class A ..........................................                    61                 101
   Class B ..........................................                     4                   7
   Class C ..........................................                     2                   4
   Class H ..........................................                    --                  --
   Class R ..........................................                     3                  --
----------------------------------------------------------------------------------------------------
                                                                     90,709              90,913
----------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I ..........................................               (50,399)            (77,204)
   Class A ..........................................                (2,337)             (6,127)
   Class B ..........................................                  (114)               (175)
   Class C ..........................................                   (76)               (108)
   Class H ..........................................                    (7)                (31)
   Class R ..........................................                  (652)                 --
----------------------------------------------------------------------------------------------------
                                                                    (53,585)            (83,645)
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share
   transactions .....................................                37,124               7,268
----------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets .............                68,026             (24,581)
----------------------------------------------------------------------------------------------------

NET ASSETS:
   Beginning of period ..............................               296,840             321,421
----------------------------------------------------------------------------------------------------
   End of period ....................................              $364,866            $296,840
====================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

108 and 109

ARMADA EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (000)


                                                                 SMALL CAP GROWTH FUND            SMALL CAP VALUE FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                              FOR THE                           FOR THE
                                                           SIX MONTHS ENDED      FOR THE    SIX MONTHS ENDED        FOR THE
                                                           NOVEMBER 30, 2003   YEAR ENDED   NOVEMBER 30, 2003     YEAR ENDED
                                                              (UNAUDITED)     MAY 31, 2003     (UNAUDITED)       MAY 31, 2003
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss) .............................     $ (1,238)       $  (1,856)     $    2,294          $   3,586
Net realized gain (loss) on investments sold and futures .       42,327          (74,322)        140,789            (65,033)
Net unrealized appreciation (depreciation)
   investments and futures ...............................        9,057           18,019          44,165            (36,348)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations ............................................       50,146          (58,159)        187,248            (97,795)
--------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I ...............................................           --               --              --             (3,194)
   Class A ...............................................           --               --              --               (299)
   Class B ...............................................           --               --              --                 --
   Class C ...............................................           --               --              --                 (1)
Distributions from net realized capital gains:
   Class I ...............................................           --               --              --            (34,458)
   Class A ...............................................           --               --              --             (3,501)
   Class B ...............................................           --               --              --               (440)
   Class C ...............................................           --               --              --               (424)
   Class H                                                           --               --              --                (41)
Return of Capital:
   Class I ...............................................           --               --              --               (453)
   Class A ...............................................           --               --              --                (42)
--------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions ........................           --               --              --            (42,853)
--------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I ...............................................       33,243           50,473         100,026            230,287
   Class A ...............................................       14,688           18,352          32,225            144,825
   Class B ...............................................          533              293             863              5,603
   Class C ...............................................          361              160           2,095              9,252
   Class H ...............................................           26               45              22                624
   Class R ...............................................          146               --              --                 --
Reinvestment of cash distributions:
   Class I ...............................................           --               --              --             24,582
   Class A ...............................................           --               --              --              3,711
   Class B ...............................................           --               --              --                421
   Class C ...............................................           --               --              --                391
   Class H ...............................................           --               --              --                 40
--------------------------------------------------------------------------------------------------------------------------------
                                                                 48,997           69,323         135,231            419,736
--------------------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I ...............................................      (42,828)        (109,370)       (188,706)          (274,531)
   Class A ...............................................      (14,900)         (17,828)        (29,830)           (44,823)
   Class B ...............................................         (756)          (1,720)           (675)            (1,577)
   Class C ...............................................         (159)            (164)           (721)            (2,428)
   Class H ...............................................           --              (12)             (8)               (83)
   Class R ...............................................           (4)              --              --                 --
--------------------------------------------------------------------------------------------------------------------------------
                                                                (58,647)        (129,094)       (219,940)          (323,442)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share
   transactions ..........................................       (9,650)         (59,771)        (84,709)            96,294
Total increase (decrease) in net assets ..................       40,496         (117,930)        102,539            (44,354)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period ...................................      181,034          298,964         944,380            988,734
--------------------------------------------------------------------------------------------------------------------------------
   End of period .........................................     $221,530        $ 181,034      $1,046,919          $ 944,380
================================================================================================================================



                                                                   SMALL/MID CAP VALUE FUND             TAX MANAGED EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE                                  FOR THE
                                                           SIX MONTHS ENDED         FOR THE         SIX MONTHS ENDED     FOR THE
                                                           NOVEMBER 30, 2003 PERIOD JULY 1, 2002*-  NOVEMBER 30, 2003  YEAR ENDED
                                                              (UNAUDITED)        MAY 31, 2003          (UNAUDITED)    MAY 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss) .............................     $   157              $   163             $    601         $  1,230
Net realized gain (loss) on investments sold and futures .       2,049                 (651)              13,024            5,305
Net unrealized appreciation (depreciation)
   investments and futures ...............................       6,007                4,083                1,969          (35,832)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations ............................................       8,213                3,595               15,594          (29,297)
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I ...............................................          --                  (65)                (577)          (1,052)
   Class A ...............................................          --                   (1)                 (39)             (62)
   Class B ...............................................          --                   --                   --               --
   Class C ...............................................          --                   --                   --               --
Distributions from net realized capital gains:
   Class I ...............................................          --                   --                   --           (1,353)
   Class A ...............................................          --                   --                   --             (124)
   Class B ...............................................          --                   --                   --              (67)
   Class C ...............................................          --                   --                   --               (7)
   Class H                                                          --                   --                   --               (1)
Return of Capital:
   Class I ...............................................          --                   --                   --               --
   Class A ...............................................          --                   --                   --               --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions ........................          --                  (66)                (616)          (2,666)
------------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I ...............................................      14,074               34,883                3,837            9,858
   Class A ...............................................       2,197                1,434                  396            2,600
   Class B ...............................................       2,216                   --                  147              581
   Class C ...............................................         463                   --                  133               34
   Class H ...............................................         149                   --                    9               89
   Class R ...............................................         164                   --                   --               --
Reinvestment of cash distributions:
   Class I ...............................................          --                    6                   23              705
   Class A ...............................................          --                    1                   31              157
   Class B ...............................................          --                   --                   --               65
   Class C ...............................................          --                   --                   --                6
   Class H ...............................................          --                   --                   --                1
------------------------------------------------------------------------------------------------------------------------------------
                                                                19,263               36,324                4,576           14,096
------------------------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I ...............................................      (4,195)              (1,974)             (20,091)**       (22,884)
   Class A ...............................................        (252)                (261)              (1,804)          (3,650)
   Class B ...............................................         (17)                  --                 (412)          (1,826)
   Class C ...............................................          --                   --                  (16)            (271)
   Class H ...............................................         (10)                  --                  (82)              (6)
   Class R ...............................................          (4)                  --                   --               --
------------------------------------------------------------------------------------------------------------------------------------
                                                                (4,478)              (2,235)             (22,405)         (28,637)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share
   transactions ..........................................      14,785               34,089              (17,829)         (14,541)
Total increase (decrease) in net assets ..................      22,998               37,618               (2,851)         (46,504)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
   Beginning of period ...................................      37,618                   --              156,826          203,330
------------------------------------------------------------------------------------------------------------------------------------
   End of period .........................................     $60,616              $37,618             $153,975         $156,826
====================================================================================================================================

* COMMENCEMENT OF OPERATIONS.
**INCLUDES REDEMPTIONS AS A RESULT OF A REDEMPTION IN KIND (SEE NOTE 9).

SEE NOTES TO FINANCIAL STATEMENTS.

110 and 111

ARMADA ASSET ALLOCATION FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (000)


                                                         AGGRESSIVE ALLOCATION FUND         BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------------------------------------------------
                                                           FOR THE                            FOR THE
                                                      SIX MONTHS ENDED      FOR THE     SIX MONTHS ENDED      FOR THE
                                                      NOVEMBER 30, 2003    YEAR ENDED    NOVEMBER 30, 2003   YEAR ENDED
                                                         (UNAUDITED)      MAY 31, 2003      (UNAUDITED)     MAY 31, 2003
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss) .......................       $    5           $    (3)         $  639           $ 2,243
Net realized gain (loss) on investments sold,
   futures and foreign currency transactions .......          166            (1,045)         10,165           (13,474)
Net unrealized appreciation on investments, futures
   and foreign currency translation ................          525               502           2,211             1,460
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations ......................................          696              (546)         13,015            (9,771)
--------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I .........................................           (1)               --            (710)           (2,313)
   Class A .........................................           --                --             (68)             (244)
   Class B .........................................           --                --              (8)              (46)
   Class C .........................................           --                --              (1)               (6)
   Class H .........................................           --                --              (1)               (6)
Distributions from net realized capital gains:
   Class I .........................................           --                --              --                --
   Class A .........................................           --                --              --                --
   Class B .........................................           --                --              --                --
   Class C .........................................           --                --              --                --
   Class H .........................................           --                --              --                --
Return of Capital:
   Class I .........................................           --               (21)             --                --
   Class A .........................................           --               (20)             --                --
   Class B .........................................           --                (2)             --                --
   Class C .........................................           --                (1)             --                --
   Class H .........................................           --                (4)             --                --
--------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions ..................           (1)              (48)           (788)           (2,615)
--------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I .........................................          100               104           8,713            19,277
   Class A .........................................          238               409           3,219             7,831
   Class B .........................................          402               507             870             2,041
   Class C .........................................           57                68              83               148
   Class H .........................................           22               166              47               605
Reinvestment of cash distributions:
   Class I .........................................            1                17             732             2,088
   Class A .........................................           --                20              65               235
   Class B .........................................           --                 1               7                42
   Class C .........................................           --                 1               1                 6
   Class H .........................................           --                 4               1                 5
--------------------------------------------------------------------------------------------------------------------------
                                                              820             1,297          13,738            32,278
--------------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I .........................................          (35)             (329)        (11,456)          (47,825)
   Class A .........................................          (34)             (183)         (6,236)           (7,077)
   Class B .........................................          (28)              (52)           (823)           (1,601)
   Class C .........................................          (25)              (31)            (85)             (174)
   Class H .........................................          (12)              (21)            (45)             (178)
--------------------------------------------------------------------------------------------------------------------------
                                                             (134)             (616)        (18,645)          (56,855)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share
   transactions ....................................          686               681          (4,907)          (24,577)
Total increase (decrease) in net assets ............        1,381                87           7,320           (36,963)
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
   Beginning of period .............................        6,559             6,472         144,167           181,130
--------------------------------------------------------------------------------------------------------------------------
   End of period ...................................       $7,940           $ 6,559        $151,487          $144,167
==========================================================================================================================



                                                        CONSERVATIVE ALLOCATION FUND
-----------------------------------------------------------------------------------------
                                                            FOR THE
                                                      SIX MONTHS ENDED      FOR THE
                                                       NOVEMBER 30, 2003   YEAR ENDED
                                                          (UNAUDITED)     MAY 31, 2003
-----------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss) .......................       $  54            $  107
Net realized gain (loss) on investments sold,
   futures and foreign currency transactions .......         (21)             (270)
Net unrealized appreciation on investments, futures
   and foreign currency translation ................         353               298
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations ......................................         386               135
-----------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I .........................................         (20)              (46)
   Class A .........................................         (18)              (42)
   Class B .........................................          (2)               (4)
   Class C .........................................          (2)               (7)
   Class H .........................................          (3)               (8)
Distributions from net realized capital gains:
   Class I .........................................          --                --
   Class A .........................................          --                --
   Class B .........................................          --                --
   Class C .........................................          --                --
   Class H .........................................          --                --
Return of Capital:
   Class I .........................................          --                (9)
   Class A .........................................          --                (8)
   Class B .........................................          --                (1)
   Class C .........................................          --                (1)
   Class H .........................................          --                (1)
-----------------------------------------------------------------------------------------
Total dividends and distributions ..................         (45)             (127)
-----------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I .........................................          10                65
   Class A .........................................         149               381
   Class B .........................................         487               594
   Class C .........................................          46               157
   Class H .........................................         170               517
Reinvestment of cash distributions:
   Class I .........................................          18                49
   Class A .........................................          17                48
   Class B .........................................           2                 5
   Class C .........................................           2                 7
   Class H .........................................           2                 9
-----------------------------------------------------------------------------------------
                                                             903             1,832
-----------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I .........................................         (23)              (26)
   Class A .........................................         (14)              (66)
   Class B .........................................         (88)             (163)
   Class C .........................................        (160)             (110)
   Class H .........................................        (155)              (68)
-----------------------------------------------------------------------------------------
                                                            (440)             (433)
-----------------------------------------------------------------------------------------
Increase (decrease) in net assets from share
   transactions ....................................         463             1,399
Total increase (decrease) in net assets ............         804             1,407
-----------------------------------------------------------------------------------------

NET ASSETS:
   Beginning of period .............................       8,073             6,666
-----------------------------------------------------------------------------------------
   End of period ...................................      $8,877            $8,073
=========================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

112 and 113

ARMADA FIXED INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (000)


                                                             BOND FUND                INTERMEDIATE BOND FUND
---------------------------------------------------------------------------------------------------------------------------
                                                      FOR THE                          FOR THE
                                                 SIX MONTHS ENDED      FOR THE    SIX MONTHS ENDED      FOR THE
                                                 NOVEMBER 30, 2003   YEAR ENDED   NOVEMBER 30, 2003   YEAR ENDED
                                                    (UNAUDITED)     MAY 31, 2003     (UNAUDITED)     MAY 31, 2003
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income .........................      $ 11,363        $  33,063         $  7,558        $  16,216
Net realized gain (loss) on investments sold ..         9,202           23,434            3,760           11,793
Net unrealized appreciation (depreciation) on
   investments ................................       (25,737)          16,341          (13,817)          14,335
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ............................        (5,172)           72,838         (2,499)           42,344
---------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I ....................................       (11,043)         (31,011)          (7,249)         (15,799)
   Class A ....................................          (253)            (513)            (191)            (373)
   Class B ....................................           (28)             (78)             (68)             (62)
   Class C ....................................            (5)              (8)              (6)             (17)
   Class H ....................................            (2)              (2)              (3)              (4)
   Class R ....................................            --               --               --               --
Distributions from net realized capital gains:
   Class I ....................................            --               --               --               --
   Class A ....................................            --               --               --               --
   Class B ....................................            --               --               --               --
   Class C ....................................            --               --               --               --
---------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions .............       (11,331)         (31,612)          (7,517)         (16,255)
---------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I ....................................        29,635          153,760           57,278          161,362
   Class A ....................................        16,359           34,132            5,422            7,122
   Class B ....................................           110              454            2,938            3,058
   Class C ....................................            30              274               32              341
   Class H ....................................            37               93               10              176
   Class R ....................................            --               --               --               --
Reinvestment of cash distributions:
   Class I ....................................         1,900            4,707            1,701            3,922
   Class A ....................................           162              349              141              258
   Class B ....................................            22               63               60               52
   Class C ....................................             4                7                4               13
   Class H ....................................             2                2                2                4
   Class R ....................................            --               --               --               --
---------------------------------------------------------------------------------------------------------------------------
                                                       48,261          193,841           67,588          176,308
---------------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I ....................................       (78,784)        (380,531)         (39,790)        (118,380)
   Class A ....................................       (18,545)         (29,724)          (4,502)          (5,684)
   Class B ....................................          (308)            (678)            (744)            (456)
   Class C ....................................          (144)             (42)            (272)            (149)
   Class H ....................................            (2)              --              (42)              (5)
   Class R ....................................            --               --               --               --
---------------------------------------------------------------------------------------------------------------------------
                                                      (97,783)        (410,975)         (45,350)        (124,674)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   share transactions .........................       (49,522)        (217,134)          22,238           51,634
---------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets .......       (66,025)        (175,908)          12,222           77,723
---------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
   Beginning of period ........................       634,598          810,506          435,334          357,611
---------------------------------------------------------------------------------------------------------------------------
   End of period ..............................      $568,573        $ 634,598         $447,556        $ 435,334
===========================================================================================================================



                                                     LIMITED MATURITY BOND FUND     TOTAL RETURN ADVANTAGE FUND
-------------------------------------------------------------------------------------------------------------------
                                                      FOR THE                          FOR THE
                                                 SIX MONTHS ENDED      FOR THE    SIX MONTHS ENDED      FOR THE
                                                 NOVEMBER 30, 2003   YEAR ENDED   NOVEMBER 30, 2003   YEAR ENDED
                                                    (UNAUDITED)     MAY 31, 2003     (UNAUDITED)     MAY 31, 2003
-------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income .........................       $ 4,829         $  8,444          $ 5,155        $ 11,371
Net realized gain (loss) on investments sold ..          (787)           2,219            2,634           7,166
Net unrealized appreciation (depreciation) on
   investments ................................        (4,053)           3,285          (11,181)         14,282
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ............................           (11)           13,948          (3,392)         32,819
-------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I ....................................        (4,691)          (8,499)          (5,040)        (12,105)
   Class A ....................................          (110)            (241)             (78)           (129)
   Class B ....................................           (17)             (37)             (16)            (18)
   Class C ....................................           (13)             (31)              (5)             (6)
   Class H ....................................           (10)             (17)              (1)             --
   Class R ....................................            --               --               (1)             --
Distributions from net realized capital gains:
   Class I ....................................            --               --               --          (2,384)
   Class A ....................................            --               --               --             (28)
   Class B ....................................            --               --               --              (4)
   Class C ....................................            --               --               --              (2)
-------------------------------------------------------------------------------------------------------------------
Total dividends and distributions .............        (4,841)          (8,825)          (5,141)        (14,676)
-------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I ....................................        78,238          323,117           72,361          37,195
   Class A ....................................        14,666           82,427            1,825           4,391
   Class B ....................................           318              855              542             614
   Class C ....................................           154              889              113             283
   Class H ....................................            75              928               37              49
   Class R ....................................           126               --              323              --
Reinvestment of cash distributions:
   Class I ....................................         1,186            2,504            2,357           7,956
   Class A ....................................            78              160               51             115
   Class B ....................................            14               31               13              20
   Class C ....................................             9               26                5               8
   Class H ....................................             8               14                1              --
   Class R ....................................            --               --                1              --
-------------------------------------------------------------------------------------------------------------------
                                                       94,872          410,951           77,629          50,631
-------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I ....................................       (42,937)        (234,872)         (36,657)        (81,053)
   Class A ....................................       (18,095)         (78,399)          (1,277)         (1,923)
   Class B ....................................          (360)            (525)            (208)            (70)
   Class C ....................................          (577)            (255)            (148)             (1)
   Class H ....................................          (141)             (76)             (20)             --
   Class R ....................................            (4)              --              (16)             --
-------------------------------------------------------------------------------------------------------------------
                                                      (62,114)        (314,127)         (38,326)        (83,047)
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   share transactions .........................        32,758           96,824           39,303         (32,416)
-------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets .......        27,906          101,947           30,770         (14,273)
-------------------------------------------------------------------------------------------------------------------

NET ASSETS:
   Beginning of period ........................       324,699          222,752          246,818         261,091
-------------------------------------------------------------------------------------------------------------------
   End of period ..............................      $352,605        $ 324,699         $277,588        $246,818
===================================================================================================================



                                                         ULTRA SHORT BOND FUND
-----------------------------------------------------------------------------------------
                                                      FOR THE             FOR THE
                                                 SIX MONTHS ENDED         PERIOD
                                                 NOVEMBER 30, 2003  DECEMBER 2, 2002*-
                                                    (UNAUDITED)        MAY 31, 2003
-----------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income .........................      $  1,273            $    781
Net realized gain (loss) on investments sold ..          (332)                228
Net unrealized appreciation (depreciation) on
   investments ................................          (432)                287
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ............................           509               1,296
-----------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I ....................................        (1,270)               (783)
   Class A ....................................            (5)                 (1)
   Class B ....................................            --                  --
   Class C ....................................            --                  --
   Class H ....................................            --                  --
   Class R ....................................            --                  --
Distributions from net realized capital gains:
   Class I ....................................            --                  --
   Class A ....................................            --                  --
   Class B ....................................            --                  --
   Class C ....................................            --                  --
-----------------------------------------------------------------------------------------
Total dividends and distributions .............        (1,275)               (784)
-----------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I ....................................        67,035             157,332
   Class A ....................................         2,344                 121
   Class B ....................................            --                  --
   Class C ....................................            --                  --
   Class H ....................................            --                  --
   Class R ....................................            --                  --
Reinvestment of cash distributions:
   Class I ....................................           192                 282
   Class A ....................................             3                  --
   Class B ....................................            --                  --
   Class C ....................................            --                  --
   Class H ....................................            --                  --
   Class R ....................................            --                  --
-----------------------------------------------------------------------------------------
                                                       69,574             157,735
-----------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I ....................................       (37,039)            (28,527)
   Class A ....................................          (823)                (12)
   Class B ....................................            --                  --
   Class C ....................................            --                  --
   Class H ....................................            --                  --
   Class R ....................................            --                  --
-----------------------------------------------------------------------------------------
                                                      (37,862)            (28,539)
-----------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   share transactions .........................        31,712             129,196
-----------------------------------------------------------------------------------------
Total increase (decrease) in net assets .......        30,946             129,708
-----------------------------------------------------------------------------------------

NET ASSETS:
   Beginning of period ........................       129,708                  --
-----------------------------------------------------------------------------------------
   End of period ..............................      $160,654            $129,708
=========================================================================================

*COMMENCEMENT OF OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

114 and 115

ARMADA FIXED INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS (000)


                                                                                          MICHIGAN MUNICIPAL
                                                    U.S. GOVERNMENT INCOME FUND               BOND FUND
-------------------------------------------------------------------------------------------------------------------
                                                      FOR THE                           FOR THE
                                                  SIX MONTHS ENDED     FOR THE     SIX MONTHS ENDED     FOR THE
                                                  NOVEMBER 30, 2003   YEAR ENDED   NOVEMBER 30, 2003  YEAR ENDED
                                                    (UNAUDITED)+     MAY 31, 2003     (UNAUDITED)    MAY 31, 2003
-------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income ...........................     $  3,814        $   8,730        $  3,298        $  6,615
Net realized gain (loss) on investments sold ....       (1,394)           3,381             (21)            119
Net unrealized appreciation (depreciation) on
   investments ..................................       (2,187)             768          (3,280)          6,074
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ..............................          233           12,879              (3)         12,808
-------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I ......................................       (3,192)          (9,079)         (2,890)         (5,934)
   Class A ......................................         (301)            (712)           (259)           (578)
   Class B ......................................          (89)            (278)            (28)            (64)
   Class C ......................................          (12)             (40)             (2)            (10)
   Class H ......................................           (6)              (9)             --              --
   Class R ......................................           (1)              --              --              --
Distributions from net realized capital gains:
   Class I ......................................           --               --              --            (309)
   Class A ......................................           --               --              --             (30)
   Class B ......................................           --               --              --              (4)
   Class C ......................................           --               --              --              (1)
-------------------------------------------------------------------------------------------------------------------
Total dividends and distributions ...............       (3,601)         (10,118)         (3,179)         (6,930)
-------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I ......................................       12,571          113,292          11,410          34,308
   Class A ......................................        7,230           33,944             361           2,447
   Class B ......................................          141            2,363              12             450
   Class C ......................................          248              768              --              40
   Class H ......................................           25              446              --              --
   Class R ......................................          303               --              --              --
Net Asset Value of shares issued from Merger:
   Class I ......................................      137,069               --              --              --
   Class A ......................................        3,027               --              --              --
   Class B ......................................        1,991               --              --              --
   Class C ......................................        1,817               --              --              --
   Class H ......................................          392               --              --              --
Reinvestment of cash distributions:
   Class I ......................................          439            1,148             403             876
   Class A ......................................          236              440             445             373
   Class B ......................................           71              173              18              46
   Class C                                                  12               33              --               9
   Class H ......................................            4                4              --              --
   Class R ......................................            1               --              --              --
-------------------------------------------------------------------------------------------------------------------
                                                       165,577          152,611          12,649          38,549
-------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I ......................................      (54,463)        (111,993)        (14,005)        (30,976)
   Class A ......................................       (8,330)         (29,886)         (1,166)         (4,918)
   Class B ......................................       (1,352)          (2,099)           (335)           (546)
   Class C ......................................         (945)            (316)           (213)            (22)
   Class H ......................................          (49)             (47)             --              --
   Class R ......................................          (87)              --              --              --
-------------------------------------------------------------------------------------------------------------------
                                                       (65,226)        (144,341)        (15,719)        (36,462)
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share
   transactions .................................      100,351            8,270          (3,070)          2,087
-------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets .........       96,983           11,031          (6,252)          7,965
-------------------------------------------------------------------------------------------------------------------

NET ASSETS:
   Beginning of period ..........................      217,748          206,717         163,748         155,783
-------------------------------------------------------------------------------------------------------------------
   End of period ................................     $314,731        $ 217,748        $157,496        $163,748
===================================================================================================================



                                                         NATIONAL TAX EXEMPT                OHIO TAX EXEMPT
                                                             BOND FUND                        BOND FUND
------------------------------------------------------------------------------------------------------------------
                                                       FOR THE                          FOR THE
                                                  SIX MONTHS ENDED     FOR THE     SIX MONTHS ENDED     FOR THE
                                                  NOVEMBER 30, 2003  YEAR ENDED    NOVEMBER 30, 2003  YEAR ENDED
                                                     (UNAUDITED)    MAY 31, 2003      (UNAUDITED)    MAY 31, 2003
------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income ...........................      $ 3,603         $ 6,896         $ 3,299          $ 6,669
Net realized gain (loss) on investments sold ....          (17)            581              18              117
Net unrealized appreciation (depreciation) on
   investments ..................................       (3,464)          6,869          (3,469)           7,466
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ..............................          122          14,346            (152)          14,252
------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I ......................................       (3,321)         (6,672)         (3,040)          (6,198)
   Class A ......................................          (77)           (158)           (233)            (431)
   Class B ......................................          (12)            (24)            (10)             (11)
   Class C ......................................           (1)             (2)            (14)             (32)
   Class H ......................................           (1)             --              (2)              (4)
   Class R ......................................           --              --              --               --
Distributions from net realized capital gains:
   Class I ......................................           --              --              --               --
   Class A ......................................           --              --              --               --
   Class B ......................................           --              --              --               --
   Class C ......................................           --              --              --               --
------------------------------------------------------------------------------------------------------------------
Total dividends and distributions ...............       (3,412)         (6,856)         (3,299)          (6,676)
------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I ......................................       22,788          30,238          19,298           33,640
   Class A ......................................        4,116           5,446           1,868            5,741
   Class B ......................................           27             118             148              521
   Class C ......................................           74              68              29              205
   Class H ......................................           50               5              --              111
   Class R ......................................           --              --              --               --
Net Asset Value of shares issued from Merger:
   Class I ......................................           --              --              --               --
   Class A ......................................           --              --              --               --
   Class B ......................................           --              --              --               --
   Class C ......................................           --              --              --               --
   Class H ......................................           --              --              --               --
Reinvestment of cash distributions:
   Class I ......................................          115             281             159              344
   Class A ......................................           38              77             183              348
   Class B ......................................            5              12               8                8
   Class C                                                   1               2              11               25
   Class H ......................................            1              --               1                1
   Class R ......................................           --              --              --               --
------------------------------------------------------------------------------------------------------------------
                                                        27,215          36,247          21,705           40,944
------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I ......................................      (16,252)        (29,913)        (13,494)         (27,523)
   Class A ......................................       (4,162)         (8,661)         (4,432)          (3,402)
   Class B ......................................           (7)            (85)            (62)              --
   Class C ......................................          (71)             (1)            (84)            (209)
   Class H ......................................           --              --              --               --
   Class R ......................................           --              --              --               --
------------------------------------------------------------------------------------------------------------------
                                                       (20,492)        (38,660)        (18,072)         (31,134)
------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share
   transactions .................................        6,723          (2,413)          3,633            9,810
------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets .........        3,433           5,077             182           17,386
------------------------------------------------------------------------------------------------------------------

NET ASSETS:
   Beginning of period ..........................      180,808         175,731         184,702          167,316
------------------------------------------------------------------------------------------------------------------
   End of period ................................     $184,241        $180,808        $184,884         $184,702
==================================================================================================================



                                                       PENNSYLVANIA MUNICIPAL
                                                             BOND FUND
-----------------------------------------------------------------------------------
                                                       FOR THE
                                                  SIX MONTHS ENDED     FOR THE
                                                  NOVEMBER 30, 2003  YEAR ENDED
                                                     (UNAUDITED)    MAY 31, 2003
-----------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income ...........................      $  999         $ 2,149
Net realized gain (loss) on investments sold ....          (6)            (35)
Net unrealized appreciation (depreciation) on
   investments ..................................      (1,273)          2,539
-----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ..............................        (280)          4,653
-----------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I ......................................        (926)         (2,088)
   Class A ......................................         (20)            (38)
   Class B ......................................          --              --
   Class C ......................................         (11)            (22)
   Class H ......................................          --              --
   Class R ......................................          --              --
Distributions from net realized capital gains:
   Class I ......................................          --              --
   Class A ......................................          --              --
   Class B ......................................          --              --
   Class C ......................................          --              --
-----------------------------------------------------------------------------------
Total dividends and distributions ...............        (957)         (2,148)
-----------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I ......................................       4,001          10,534
   Class A ......................................         372             273
   Class B ......................................          --              --
   Class C ......................................         126             590
   Class H ......................................          20              --
   Class R ......................................          --              --
Net Asset Value of shares issued from Merger:
   Class I ......................................          --              --
   Class A ......................................          --              --
   Class B ......................................          --              --
   Class C ......................................          --              --
   Class H ......................................          --              --
Reinvestment of cash distributions:
   Class I ......................................          21              72
   Class A ......................................           9              16
   Class B ......................................          --              --
   Class C                                                  6              16
   Class H ......................................          --              --
   Class R ......................................          --              --
-----------------------------------------------------------------------------------
                                                        4,555          11,501
-----------------------------------------------------------------------------------
Value of shares redeemed:
   Class I ......................................      (3,299)         (8,847)
   Class A ......................................         (82)           (235)
   Class B ......................................          --              --
   Class C ......................................        (111)           (193)
   Class H ......................................          --              --
   Class R ......................................          --              --
-----------------------------------------------------------------------------------
                                                       (3,492)         (9,275)
-----------------------------------------------------------------------------------
Increase (decrease) in net assets from share
   transactions .................................       1,063           2,226
-----------------------------------------------------------------------------------
Total increase (decrease) in net assets .........        (174)          4,731
-----------------------------------------------------------------------------------

NET ASSETS:
   Beginning of period ..........................      57,528          52,797
-----------------------------------------------------------------------------------
   End of period ................................     $57,354         $57,528
===================================================================================

+ACQUIRED ARMADA GNMA FUND ON NOVEMBER 21, 2003.

SEE NOTES TO FINANCIAL STATEMENTS.

116 and 117

ARMADA FUNDS
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2003 (UNAUDITED)

1.  FUND ORGANIZATION

Armada Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 28, 1986. As of November 30, 2003, the Trust offered for sale shares of 31 Funds. Each Fund is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution and/or shareholder service fees, sales charges and investment minimums. With respect to the Equity, Asset Allocation, Fixed Income, and Tax Free Bond Funds, Class I shares are sold without a sales charge; Class A and H shares are sold subject to a front-end sales charge; and Class B, Class C, Class H and Class R shares are sold with a contingent deferred sales charge. Front-end sales charges and contingent deferred sales charges may be reduced or waived under certain circumstances.

The Trust currently offers five asset categories that consist of the following Funds (each referred to as a "Fund" or collectively as the "Funds"):

EQUITY FUNDS
International  Equity  Fund,  Large Cap Core Equity Fund  (formerly  Core Equity
Fund), Large Cap Growth Fund (formerly Equity Growth Fund), Large Cap Ultra Fund, Large Cap Value Fund, Mid Cap Growth Fund, S&P 500 Index Fund (formerly Equity Index Fund), Small Cap Growth Fund, Small Cap Value Fund, Small/Mid Cap Value Fund and Tax Managed Equity Fund;

ASSET ALLOCATION FUNDS
Aggressive   Allocation  Fund,   Balanced   Allocation  Fund,  and  Conservative
Allocation Fund;

FIXED INCOME FUNDS
Bond Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund, Ultra Short Bond Fund (formerly Short Duration Bond Fund), and U.S. Government Income Fund;

TAX FREE BOND FUNDS
Michigan Municipal Bond Fund, National Tax Exempt Bond Fund, Ohio Tax Exempt Bond Fund, and Pennsylvania Municipal Bond Fund;

MONEY MARKET FUNDS
Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund, Treasury Money Market Fund, and Treasury Plus Money Market Fund.

The financial statements presented herein are those of the Equity, Asset Allocation, Fixed Income and Tax Free Bond Funds. The financial statements of the Money Market Funds are not presented herein, but are presented separately.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

SECURITY VALUATION

Investment securities of the Funds that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the official close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Securities quoted on the NASD National Markets system are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis at their closing over-the-counter bid prices. If, in the case of a security that is valued at last sale, there is no such reported sale, these securities (particularly fixed income securities) and unlisted securities for which market quotations are not readily available, are valued at the mean between the most recent bid and ask prices. However, certain fixed income prices furnished by pricing services may be based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The pricing services may also employ electronic data processing techniques and matrix systems to determine value. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant accretion of discount or amortization of premium to maturity. Foreign securities are valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value. The Aggressive Allocation and Conservative Allocation Funds invest in underlying Armada Funds. The investments in underlying Armada Funds or in any other Mutual Funds are valued at their respective net asset values as determined by those Funds each business day.

Some Funds hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate an NAV. As a result, the market value of these Funds' investments may change on days when you cannot buy and sell shares of a Fund.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums are accreted and amortized respectively, to interest income over the lives of the respective securities. Dividends are recorded on the ex-dividend date. The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Expenses common to all of the Funds in the Trust are allocated among the Funds on the basis of average daily net assets. Distribution (12b-1) and shareholder servicing fees relating to a specific class are charged directly to that class.


DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from the net investment income of the Large Cap Core Equity, Large Cap Growth, Large Cap Ultra, Large Cap Value, Mid Cap Growth, S&P 500 Index, Tax Managed Equity, Aggressive Allocation and Balanced Allocation Funds, if any, are declared and paid quarterly; dividends from net investment income of the International Equity, Small Cap Growth, Small Cap Value, and Small/Mid Cap Value Funds, if any, are declared and paid annually. Dividends from the net investment income of the Bond, Intermediate Bond, Limited Maturity Bond, Total Return Advantage, Ultra Short Bond, U.S. Government Income, Michigan Municipal Bond, National Tax Exempt Bond, Ohio Tax Exempt Bond, and Pennsylvania Municipal Bond Funds are declared daily and paid monthly. Dividends from net investment income of the Conservative Allocation Fund are declared and paid monthly. Any net realized capital gains will be distributed at least annually for all of the Funds.

FOREIGN CURRENCY TRANSLATION

The books and records of the International Equity and Balanced Allocation Funds are maintained in U.S. dollars as follows: (1) the foreign currency market values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting

ARMADA FUNDS
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2003 (UNAUDITED)

period or upon settlement from foreign currency transactions are reported in operations for the current period. The Fund does not isolate the portion of gains and losses on investments which is due to fluctuations in foreign exchange rates from that which is due to fluctuations in the market prices of investments.

FORWARD FOREIGN CURRENCY CONTRACTS

Certain Funds enter into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. A Fund realizes gains or losses at the time the forward contracts are extinguished. Such contracts, which are designed to protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities; they simply establish an exchange rate at a future date. Also, although such contracts tend to minimize risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

FUTURES CONTRACTS

Certain Funds may engage in futures contracts for the purpose of hedging against the value of the portfolio securities held and in the value of the securities a Fund intends to purchase, in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized gain/(loss), if any, is shown in the financial statements.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Financial futures contracts (Long Positions) open at November 30, 2003 were as follows:

                                          NOTIONAL
                                 NUMBER     COST                    UNREALIZED
                                   OF      AMOUNT    EXPIRATION     GAIN (LOSS)
FUND                           CONTRACTS    (000)        DATE          (000)
----                           ---------  --------   -----------    -----------
INTERNATIONAL EQUITY FUND:
FTSE 100 Index                     20     $ 1,499     12/19/03          $ (14)
HANG SENG Index                    30       2,319     12/30/03             66
MSCI SING Index                    50       1,182     12/30/03             30
TOPIX Index                        50       4,932     12/11/03           (368)
                                                                       ------
                                                                         (286)
                                                                       ------
LARGE CAP CORE EQUITY FUND:
S&P 500
  Composite Index                   7       1,805     12/19/03             46
                                                                       ------
LARGE CAP VALUE FUND:
S&P 500
  Composite Index                  20       5,049     12/19/03            240
                                                                       ------
S&P 500 INDEX FUND:
S&P 500
  Composite Index                 113      29,021     12/19/03            862
                                                                       ------
SMALL CAP VALUE FUND:
Russell 2000 Index                 55      14,456     12/19/03            573
                                                                       ------
SMALL/MID CAP VALUE FUND:
Russell 2000
Index                               3         790     12/19/03             30
                                                                        ------
BALANCED ALLOCATION FUND:
FTSE 100 Index                      2         150     12/19/03             (1)
Hong Kong Index                     2         154     12/30/03              4
MSCI SING Index                     4          95     12/30/03              2
Nikkei 225 Index                    4         375     12/19/03            (28)
                                                                       ------
                                                                          (23)
                                                                       ------

In connection with the outstanding futures contracts, $414,800 $112,000, $320,000, $1,808,000, $770,000, $42,000 and $41,800 is held by the broker as collateral as of November 30, 2003 for the International Equity, Large Cap Core Equity, Large Cap Value, S&P 500 Index, Small Cap Value, Small/Mid Cap Value and Balanced Allocation Funds, respectively.

In addition, assets in an amount at least equal to the Notional Cost Amount of open futures contracts, have been segregated on the books of the respective Funds.

MORTGAGE DOLLAR ROLLS

For the purpose of enhancing the Fund's yield, the Balanced Allocation Fund, Total Return Advantage Fund, and U.S. Government Income Fund may enter into mortgage dollar rolls (principally in securities referred to as TBA's or To Be Announced) in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Fund accounts for such dollar rolls as purchases and sales and maintains liquid high-grade securities in an amount at least equal to its commitment to repurchase.

REPURCHASE AGREEMENTS

Repurchase Agreements are considered loans under the 1940 Act. In connection therewith, the Trust's custodian receives and holds collateral of not less than the repurchase price. If the value of the collateral falls below this amount, the Trust will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Trust maintains the right to sell the underlying securities at market value and any resulting loss may be subject to legal proceedings.

3.  INVESTMENT ADVISER, DISTRIBUTION FEES AND OTHER RELATED PARTY TRANSACTIONS

Fees paid by the Trust pursuant to the Advisory Agreements with National City Investment Management Company (the "Adviser" or "IMC"), an indirect wholly owned subsidiary of National City Corporation, are payable monthly based on an annual rate, listed in the table below, based on each Fund's average daily net assets. The Adviser may from time to time waive its fees payable by the Funds. Such waivers are voluntary and may be discontinued at anytime. The table below also lists the waivers in effect for the six months ended November 30, 2003:

                                            ANNUAL      FEE
                                             RATE     WAIVER
                                          ---------- ----------
International Equity Fund...........         1.15%     0.00%
Large Cap Core Equity Fund..........         0.75%     0.00%
Large Cap Growth Fund...............         0.75%     0.00%
Large Cap Ultra Fund................         0.75%     0.00%
Large Cap Value Fund................         0.75%     0.00%
Mid Cap Growth Fund.................         1.00%     0.00%
S&P 500 Index Fund..................         0.35%     0.15%
Small Cap Growth Fund...............         1.00%     0.00%
Small Cap Value Fund................         1.00%     0.00%
Small/Mid Cap Value Fund............         1.00%     0.00%
Tax Managed Equity Fund.............         0.75%     0.00%
Aggressive Allocation Fund..........         0.25%     0.25%
Balanced Allocation Fund............         0.75%     0.00%
Conservative Allocation Fund........         0.25%     0.25%
Bond Fund...........................         0.55%     0.00%
Intermediate Bond Fund..............         0.55%     0.15%
Limited Maturity Bond Fund..........         0.45%     0.10%
Total Return Advantage Fund.........         0.55%     0.15%
Ultra Short Bond Fund...............         0.40%     0.20%
U.S. Government Income Fund.........         0.55%     0.00%
Michigan Municipal Bond Fund........         0.55%     0.15%
National Tax Exempt Bond Fund.......         0.55%     0.15%
Ohio Tax Exempt Bond Fund...........         0.55%     0.15%
Pennsylvania Municipal Bond Fund....         0.55%     0.15%

The Trust maintains a Shareholder Services Plan (the "Services Plan") with respect to the Class A, Class B, Class C and Class H Shares in the Funds. Pursuant to such Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Class A, B, C, or H Shares in consideration for payment, listed in the table below, based on the average daily net assets of Class A, B, C, or H Shares.

                                          ANNUAL RATE
                              ----------------------------------
                              CLASS A  CLASS B  CLASS C  CLASS H
                              -------  -------  -------  -------
International Equity Fund ..   0.25%    0.25%    0.25%    0.25%
Large Cap Core Equity
  Fund......................   0.25%    0.25%    0.25%    0.25%
Large Cap Growth Fund.......   0.25%    0.25%    0.25%    0.25%
Large Cap Ultra Fund........   0.25%    0.25%    0.25%    0.25%
Large Cap Value Fund........   0.25%    0.25%    0.25%    0.25%
Mid Cap Growth Fund.........   0.25%    0.25%    0.25%    0.25%
S&P 500 Index Fund..........   0.25%    0.25%    0.25%    0.25%
Small Cap Growth Fund.......   0.25%    0.25%    0.25%    0.25%
Small Cap Value Fund........   0.25%    0.25%    0.25%    0.25%
Small/Mid Cap Value Fund ...   0.25%    0.25%    0.25%    0.25%
Tax Managed Equity Fund ....   0.25%    0.25%    0.25%    0.25%
Aggressive Allocation
  Fund......................   0.25%    0.25%    0.25%    0.25%
Balanced Allocation Fund ...   0.25%    0.25%    0.25%    0.25%
Conservative Allocation
  Fund......................   0.25%    0.25%    0.25%    0.25%

ARMADA FUNDS
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2003 (UNAUDITED)

                                         ANNUAL RATE
                              ----------------------------------
                              CLASS A  CLASS B  CLASS C  CLASS H
                              -------  -------  -------  -------
Bond Fund...................   0.25%    0.25%    0.25%    0.25%
Intermediate Bond Fund......   0.25%    0.25%    0.25%    0.25%
Limited Maturity Bond
  Fund......................   0.25%    0.25%    0.25%    0.25%
Total Return Advantage
  Fund......................   0.25%    0.25%    0.25%    0.25%
Ultra Short Bond Fund.......   0.25%      --       --       --
U.S. Government
  Income Fund...............   0.25%    0.25%    0.25%    0.25%
Michigan Municipal
  Bond Fund.................   0.25%    0.25%    0.25%    0.25%
National Tax Exempt
  Bond Fund.................   0.25%    0.25%    0.25%    0.25%
Ohio Tax Exempt
  Bond Fund.................   0.25%    0.25%    0.25%    0.25%
Pennsylvania Municipal
  Bond Fund.................   0.25%    0.25%    0.25%    0.25%

National City Bank ("NCB"), an affiliate of the Adviser, serves as the Trust's Custodian. For its services as the Custodian, NCB receives fees at the following rates (i) 0.020% of the first $100 million of average daily gross assets; (ii) 0.010% of the next $650 million of average daily gross assets; and (iii) 0.008% of the average daily gross assets in excess of $750 million. NCB also receives a bundled transaction charge of 0.25% of the monthly asset-based custodial fee and is reimbursed for out-of-pocket expenses.

The Trust and Professional Funds Distributor, LLC ("PFD" or the "Distributor") are parties to a distribution agreement dated May 1, 2003. The Trust has adopted a distribution plan for Class I and Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class I and Class A Shares plan, the Trust reimburses the Distributor for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds' Class I and Class A Shares. Currently, the Funds are accruing 0.05% for Class I and Class A Shares, with the exception of the S&P 500 Index Fund, which is currently being charged 0.005% for Class I and Class A Shares and Small/Mid Cap Value Fund and Ultra Short Bond Fund which are currently being charged 0.02% for Class I and Class A Shares. The Trust also has adopted plans under Rule 12b-1 with respect to Class B Shares, Class C Shares and Class H Shares pursuant to which the Trust, excluding the Aggressive Allocation and Conservative Allocation Funds, compensates the Distributor for distribution services in an amount up to 0.75% per annum of the average daily net assets of the Funds' Class B, Class C and Class H Shares. The Aggressive Allocation and Conservative Allocation Funds compensate the Distributor for distribution services in an amount of up to 0.65% per annum of the average daily net assets of the Funds' Class B, Class C and Class H Shares. In addition, the Trust has adopted a plan under Rule 12b-1 for Class R Shares, the Trust compensates the distributor in an amount up to 0.60% per annum of average daily net assets of the Funds' Class R Shares.

Each Trustee receives an annual fee of $20,000 plus $4,000 for each Board meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional $16,000 per annum for services in such capacity. The Trustees and Chairman fees are paid for services rendered to all of the Funds and are allocated among the Funds based on the average daily net assets of the Funds. No person who is an officer, director, trustee, or employee of the Adviser, the Distributor, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

Trustees who receive fees are eligible for participation in the Trust's Deferred Compensation Plan (the "Plan"), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

The Trust, PFPC Inc. ("PFPC") and NCB are parties to a Co-Administration and Accounting Services Agreement effective as of June 1, 2003, under which PFPC and NCB provide administration and accounting services in exchange for fees at the annual rate of 0.07%, of which 0.0325% is allocated to PFPC and 0.0375% is allocated to NCB based on average daily net assets of the Trust's Funds.

Expenses paid by the Trust for the six months ended November 30, 2003, include legal fees of $298,675 paid to Drinker, Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in the Armada Money Market Funds, provided that investments in the Money Market Funds do not exceed 25% of the investing Fund's total assets.

4.  INVESTMENTS

During the six months ended November 30, 2003, purchases and sales of securities, other than short-term investments or U.S. government obligations, aggregated:

                                 PURCHASES (000)      SALES (000)
                                 ---------------      -----------
International Equity Fund......    $154,009           $206,360
Large Cap Core Equity Fund.....      67,203             53,534
Large Cap Growth Fund..........     350,836            371,012
Large Cap Ultra Fund...........      26,844             31,306
Large Cap Value Fund...........     107,439            153,788
Mid Cap Growth Fund............     103,523            116,024
S&P 500 Index Fund.............      18,602                660
Small Cap Growth Fund..........     313,175            316,742
Small Cap Value Fund...........     532,420            587,134
Small/Mid Cap Value Fund.......      25,197             11,141
Tax Managed Equity Fund........          --             17,272
Aggressive Allocation Fund.....       2,253              1,949
Balanced Allocation Fund.......      73,933             83,168
Conservative Allocation Fund...       1,552              1,524
Bond Fund......................      37,606             92,280
Intermediate Bond Fund.........      47,268             43,486
Limited Maturity Bond Fund.....      89,518             34,919
Total Return Advantage Fund....     128,243            102,203
Ultra Short Bond...............      56,267              8,286
U.S. Government Income Fund....         299              2,453
Michigan Municipal Bond Fund...       5,505              4,590
National Tax Exempt Bond Fund..      24,001              5,904
Ohio Tax Exempt Bond Fund......      18,321              8,808
Pennsylvania Municipal Bond Fund      4,197              2,721

Purchases and sales of long-term U.S. government obligations were:

                                 PURCHASES (000)      SALES (000)
                                 ---------------      -----------
Balanced Allocation Fund.......    $ 69,957             $ 68,760
Bond Fund......................     831,175              706,580
Intermediate Bond Fund.........     311,363              291,261
Limited Maturity Bond Fund.....     260,950              244,348
Total Return Advantage Fund....      39,138               21,910
Ultra Short Bond...............      48,191               31,608
U.S. Government Income Fund....     455,390              295,267


5.  FEDERAL INCOME TAXES

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to continue to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that distributions from net investment income and net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

ARMADA FUNDS
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2003 (UNAUDITED)

At May 31, 2003, the Funds had, for Federal income tax purposes, capital loss carryforwards available to offset future net realized capital gains through the indicated expiration dates:

                                                                                  EXPIRING MAY 31,
                                              ----------------------------------------------------------------------------------
                                                2004      2005       2006      2008      2009       2010       2011      TOTAL
                                                (000)     (000)      (000)     (000)     (000)      (000)      (000)     (000)
                                              --------  --------   --------  --------  ---------  --------- --------------------
International Equity Fund* .................    $ --     $   --      $ --     $   --   $ 8,277    $78,037   $117,396   $203,710
Large Cap Core Equity Fund .................      --         --        --         --        --         --      6,802      6,802
Large Cap Growth Fund ......................      --         --        --         --        --         --     30,038     30,038
Large Cap Ultra Fund .......................      --         --        --         --     1,885     21,018     22,823     45,726
Large Cap Value Fund .......................      --         --        --         --        --         --     16,071     16,071
Mid Cap Growth Fund ........................      --         --        --         --        --     50,026     37,880     87,906
S&P 500 Index Fund .........................      --         --        --         --     8,714      3,753     20,427     32,894
Small Cap Growth Fund ......................      --         --        --         --        --     42,793     68,841    111,634
Small Cap Value Fund .......................      --         --        --         --        --         --     43,136     43,136
Small/Mid Cap Value Fund ...................      --         --        --         --        --         --        241        241
Aggressive Allocation Fund .................      --         --        --         --        --        129        443        572
Balanced Allocation Fund ...................      --         --        --         --        --     12,181     15,921     28,102
Conservative Allocation Fund ...............      --         --        --         --        --         68        194        262
Bond Fund* .................................      --         --        --      6,828    24,100     11,953         --     42,881
Intermediate Bond Fund* ....................      --         --        --      1,553     7,604      1,169         --     10,326
Limited Maturity Bond Fund* ................     479      1,140       724      1,834       755      1,651         --      6,583
U.S. Government Income Fund** ..............      --         --        --      1,690     3,139         --         --      4,829
National Tax Exempt Bond Fund* .............      --         --        --         --       977         --         --        977
Ohio Tax Exempt Bond Fund ..................      --         --        --        250     1,654         --         --      1,904
Pennsylvania Municipal Bond Fund ...........      --         --        --         54        --         --         --         54

* The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the Fund's merger with its respective Parkstone Fund on June 9, 2000.
** The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the Fund's merger with the Armada GNMA Fund on November 21, 2003.

At November 30, 2003, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Funds is as follows:

                                                  FEDERAL          AGGREGATE            AGGREGATE
                                                 TAX COST     GROSS APPRECIATION   GROSS DEPRECIATION         NET
                                                   (000)             (000)                (000)              (000)
                                                ---------     ------------------   ------------------     ----------
International Equity Fund ....................   $256,258         $ 44,555             $ (3,762)          $  40,793
Large Cap Core Equity Fund ...................    173,848           22,201               (4,133)             18,068
Large Cap Growth Fund ........................    620,630          108,405               (9,020)             99,385
Large Cap Ultra Fund .........................     62,265           20,772               (1,138)             19,634
Large Cap Value Fund .........................    504,791           75,224              (22,195)             53,029
Mid Cap Growth Fund ..........................     86,293           15,523               (1,061)             14,462
S&P 500 Index Fund ...........................    367,283           49,883              (54,198)             (4,315)
Small Cap Growth Fund ........................    192,700           33,895               (4,852)             29,043
Small Cap Value Fund .........................    872,044          183,574              (10,581)            172,993
Small/Mid Cap Value Fund .....................     50,203           10,553                 (463)             10,090
Tax Managed Equity Fund ......................     21,095          132,656                   --             132,656
Aggressive Allocation Fund ...................      7,163              780                   --                 780
Balanced Allocation Fund .....................    146,785           16,236               (1,658)             14,578
Conservative Allocation Fund .................      8,304              593                   --                 593
Bond Fund ....................................    746,908           14,202               (1,525)             12,667
Intermediate Bond Fund .......................    490,929            9,044                 (562)              8,482
Limited Maturity Bond Fund ...................    348,064            2,272                 (901)              1,371
Total Return Advantage Fund ..................    293,180            9,177               (1,039)              8,138
Ultra Short Bond Fund ........................    159,825              144                 (289)               (145)
U.S. Government Income Fund ..................    462,445            4,937                 (817)              4,120
Michigan Municipal Bond Fund .................    143,227           13,038                  (35)             13,003
National Tax Exempt Bond Fund ................    170,609           11,467                 (157)             11,310
Ohio Tax Exempt Bond Fund ....................    171,316           11,586                  (82)             11,504
Pennsylvania Municipal Bond Fund .............     53,482            3,300                  (39)              3,261


6.  SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized on the following pages for the Funds.

                                                                          (000)
                        -----------------------------------------------------------------------------------------------------------
                               CLASS I            CLASS A            CLASS B           CLASS C             CLASS H         CLASS R
                        ------------------- ------------------ ------------------ ------------------ -------------------  ---------
                        SIX MONTHS   YEAR   SIX MONTHS  YEAR   SIX MONTHS  YEAR   SIX MONTHS  YEAR   SIX MONTHS   YEAR     PERIOD
                           ENDED     ENDED     ENDED    ENDED     ENDED    ENDED     ENDED    ENDED     ENDED     ENDED     ENDED
                         11/30/03   5/31/03  11/30/03  5/31/03  11/30/03  5/31/03  11/30/03  5/31/03  11/30/03   5/31/03  11/30/03
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
Shares issued ...........   8,220   121,819    7,234    49,381      14       28      310       112       1          9        32
Share reinvested ........      --        26       --         3      --       --       --        --      --         --        --
Shares redeemed ......... (18,388) (134,937) (10,108)  (46,581)    (34)    (117)    (290)     (119)     --         --        (5)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease).. (10,168)  (13,092)  (2,874)    2,803     (20)     (89)      20        (7)      1          9        27
===================================================================================================================================
LARGE CAP CORE EQUITY FUND
Shares issued ...........   2,090     3,272      114       389      56       27       18        14      10         13         5
Share reinvested ........      55       122        1         3      --       --       --        --      --         --        --
Shares redeemed .........    (695)     (515)     (45)     (204)    (15)     (35)     (36)       (6)     (2)        --        --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)..   1,450     2,879       70       188      41       (8)     (18)        8       8         13         5
===================================================================================================================================
LARGE CAP GROWTH FUND
Shares issued ...........   2,097     4,648      539     5,587     141       81        7         7       1          4        26
Share reinvested ........      18        60       --         6      --       --       --        --      --         --        --
Shares redeemed ..........  (3,322)   (8,863)   (776)   (2,885)    (13)     (34)      (8)       (6)     --         (2)       (1)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)..  (1,207)   (4,155)    (237)    2,708     128       47       (1)        1       1          2        25
===================================================================================================================================
LARGE CAP ULTRA FUND
Shares issued ...........   1,916     2,410      118       375       9       12        3         6      --          3        --
Share reinvested ........      --        --       --        --      --       --       --        --      --         --        --
Shares redeemed .........  (2,392)   (7,307)    (174)     (371)    (51)    (176)      (6)       (5)     --         (2)       --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)..    (476)   (4,897)     (56)        4     (42)    (164)      (3)        1      --          1        --
===================================================================================================================================
LARGE CAP VALUE FUND
Shares issued ...........   2,950     9,255      247       647     193       92        7         5       2          8        26
Share reinvested ........      65       291       14        34       1        4       --        --      --         --        --
Shares redeemed .........  (5,950)  (20,620)    (222)     (744)    (59)    (199)      (3)       (5)     --         (2)       (1)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)..  (2,935)  (11,074)      39       (63)    135     (103)       4        --       2          6        25
===================================================================================================================================
MID CAP GROWTH FUND
Shares issued ...........     458     1,475      418     4,262      65       58        6         9       1          7        --
Share reinvested ........       1        --       --        --      --       --       --        --      --         --        --
Shares redeemed .........  (2,109)  (10,412)    (506)   (4,440)   (163)    (464)      (2)       (6)     --         --        --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)..  (1,650)   (8,937)     (88)     (178)    (98)    (406)       4         3       1          7        --
===================================================================================================================================

ARMADA FUNDS
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2003 (UNAUDITED)

                                                                          (000)
                        -----------------------------------------------------------------------------------------------------------
                              CLASS I            CLASS A            CLASS B           CLASS C            CLASS H        CLASS R
                        ------------------- ------------------ ------------------- ------------------- ------------------- --------
                        SIX MONTHS   YEAR   SIX MONTHS  YEAR   SIX MONTHS   YEAR   SIX MONTHS   YEAR   SIX MONTHS   YEAR    PERIOD
                           ENDED     ENDED     ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED
                         11/30/03   5/31/03  11/30/03  5/31/03  11/30/03   5/31/03  11/30/03   5/31/03  11/30/03   5/31/03 11/30/03
-----------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
Shares issued ...........  9,629     9,854      230     1,430       43       94        37        23         13         4     169
Share reinvested ........    227       429        7        13       --        1        --         1         --        --      --
-----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed ......... (5,787)  (10,191)    (237)     (785)     (13)     (24)       (8)      (14)        (1)       (4)    (78)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) .  4,069        92       --       658       30       71        29        10         12        --      91
===================================================================================================================================
SMALL CAP GROWTH FUND
Shares issued ...........  4,015     7,435    1,758     2,742       63       45        45        25          3         7      16
Share reinvested ........     --        --       --        --       --       --        --        --         --        --      --
Shares redeemed ......... (4,876)  (16,337)  (1,787)   (2,684)     (92)    (258)      (20)      (26)        --        (2)     (1)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) .   (861)   (8,902)     (29)       58      (29)    (213)       25        (1)         3         5      15
===================================================================================================================================
SMALL CAP VALUE FUND
Shares issued ...........  5,156    13,901    1,707     9,122       45      351       109       578          1        37      --
Share reinvested ........     --     1,549       --       242       --       28        --        25         --         3      --
Shares redeemed ......... (9,807)  (16,741)  (1,571)   (2,859)     (36)    (102)      (39)     (156)        --        (5)     --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) . (4,651)   (1,291)     136     6,505        9      277        70       449          1        35      --
===================================================================================================================================
SMALL/MID CAP VALUE FUND 1
Shares issued ...........  1,284     3,810      202       157      202       --        43        --         14        --      14
Share reinvested ........     --         1       --        --       --       --        --        --         --        --      --
Shares redeemed .........   (379)     (219)     (23)      (28)      (1)      --        --        --         (1)       --      --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) .    905     3,592      179       129      201       --        43        --         13        --      14
===================================================================================================================================
TAX MANAGED EQUITY FUND
Shares issued ...........    388     1,088       40       285       15       63        14         4          1         9      --
Share reinvested ........      2        78        3        18       --        7        --         1         --        --      --
Shares redeemed ......... (2,031)   (2,530)    (183)     (403)     (42)    (204)       (1)      (32)        (9)       (1)     --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) . (1,641)   (1,364)    (140)     (100)     (27)    (134)       13       (27)        (8)        8      --
===================================================================================================================================
AGGRESSIVE ALLOCATION FUND
Shares issued ...........     12        14       28        53       46       67         6         9          2        20      --
Share reinvested ........     --         2       --         3       --       --        --        --         --        --      --
Shares redeemed .........     (4)      (43)      (4)      (24)      (3)      (7)       (3)       (4)        (1)       (3)     --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) .      8       (27)      24        32       43       60         3         5          1        17      --
===================================================================================================================================
BALANCED ALLOCATION FUND
Shares issued ...........    985     2,463      360       960      100      255         9        19          5        75      --
Share reinvested ........     83       261        7        30        1        5        --         1         --         1      --
Shares redeemed ......... (1,305)   (5,962)    (712)     (884)     (94)    (199)      (10)      (22)        (5)      (23)     --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) .   (237)   (3,238)    (345)      106        7       61        (1)       (2)        --        53      --
===================================================================================================================================
CONSERVATIVE ALLOCATION FUND
Shares issued ...........      1         7       15        42       50       65         4        17         18        57      --
Share reinvested ........      1         5        2         5       --        1        --         1         --         1      --
Shares redeemed .........     (2)       (3)      (2)       (7)      (9)     (19)      (16)      (12)       (16)       (8)     --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) .     --         9       15        40       41       47       (12)        6          2        50      --
===================================================================================================================================
BOND FUND
Shares issued ...........  2,899    15,147    1,567     3,325       11       45         3        27          3         9      --
Share reinvested ........    187       466       16        34        2        6        --         1         --        --      --
Shares redeemed ......... (7,721)  (37,538)  (1,787)   (2,892)     (30)     (67)      (14)       (4)        --        --      --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) . (4,635)  (21,925)    (204)      467      (17)     (16)      (11)       24          3         9      --
===================================================================================================================================

1    SMALL/MID CAP VALUE FUND COMMENCED OPERATIONS ON JULY 1, 2002.


                                                                          (000)
                        ----------------------------------------------------------------------------------------------------------
                              CLASS I            CLASS A            CLASS B             CLASS C            CLASS H        CLASS R
                        ------------------- ------------------ ------------------ ------------------ ------------------- ---------
                        SIX MONTHS   YEAR   SIX MONTHS  YEAR   SIX MONTHS  YEAR   SIX MONTHS  YEAR   SIX MONTHS   YEAR    PERIOD
                           ENDED     ENDED     ENDED    ENDED     ENDED    ENDED     ENDED    ENDED     ENDED     ENDED    ENDED
                         11/30/03   5/31/03  11/30/03  5/31/03  11/30/03  5/31/03  11/30/03  5/31/03  11/30/03   5/31/03 11/30/03
----------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
Shares issued ...........  5,279    15,096      493      658      269       281          3      32          1        16       --
Share reinvested ........    156       364       13       24        5         5         --       1         --        --       --
Shares redeemed ......... (3,650)  (11,025)    (409)    (526)     (68)      (43)       (25)    (14)        (4)       --       --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) .  1,785     4,435       97      156      206       243        (22)     19         (3)       16       --
==================================================================================================================================
LIMITED MATURITY BOND FUND
Shares issued ...........  7,740    32,021    1,440    8,138       31        85         15      88          7        92       12
Share reinvested ........    117       248        8       16        1         3          1       2          1         1       --
Shares redeemed ......... (4,256)  (23,288)  (1,777)  (7,744)     (35)      (52)       (57)    (25)       (14)       (7)      --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) .  3,601     8,981     (329)     410       (3)       36        (41)     65         (6)       86       12
==================================================================================================================================
TOTAL RETURN ADVANTAGE FUND
Shares issued ...........  6,763     3,512      172      414       50        57         11      26          3         5       31
Share reinvested ........    221       752        5       11        1         2         --       1         --        --       --
Shares redeemed ......... (3,439)   (7,684)    (119)    (183)     (19)       (7)       (14)     --         (2)       --       (2)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) .  3,545    (3,420)      58      242       32        52         (3)     27          1         5       29
==================================================================================================================================
ULTRA SHORT BOND FUND 2
Shares issued ...........  6,668    15,667      234       12       --        --         --      --         --        --       --
Share reinvested ........     19        28       --       --       --        --         --      --         --        --       --
Shares redeemed ......... (3,686)   (2,837)     (82)      (1)      --        --         --      --         --        --       --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) .  3,001    12,858      152       11       --        --         --      --         --        --       --
==================================================================================================================================
U.S. GOVERNMENT INCOME FUND 3
Shares issued ...........  1,569    12,185      761    3,548       14       248         26      80          1        47       32
Share reinvested ........     47       120       25       46        8        18          1       3         --         1       --
Merger Shares ........... 14,509       120      320       46      211        18        193       3         42         1       --
Shares redeemed ......... (5,868)  (12,050)    (882)  (3,124)    (144)     (220)      (101)    (33)        (5)       (5)      (9)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) . 10,257       375      224      516       89        64        119      53         38        44       23
==================================================================================================================================
MICHIGAN MUNICIPAL BOND FUND
Shares issued ...........  1,012     3,047       32      218        1        40         --       3         --        --       --
Share reinvested ........     35        78       39       33        2         4         --       1         --        --       --
Shares redeemed ......... (1,244)   (2,761)    (104)    (437)     (30)      (49)       (19)     (2)        --        --       --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) .   (197)      364      (33)    (186)     (27)       (5)       (19)      2         --        --       --
==================================================================================================================================
NATIONAL TAX EXEMPT BOND FUND
Shares issued ...........  2,193     2,912      396      524        2        11          7       7          5        --       --
Share reinvested ........     11        27        4        7        1         1         --      --         --        --       --
Shares redeemed ......... (1,561)   (2,883)    (400)    (837)      (1)       (8)        (7)     --         --        --       --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) .    643        56       --     (306)       2         4         --       7          5        --       --
==================================================================================================================================
OHIO TAX EXEMPT BOND FUND
Shares issued ...........  1,681     2,950      163      502       13        46          2      18         --        10       --
Share reinvested ........     14        30       16       31        1         1          1       2         --        --       --
Shares redeemed ......... (1,179)   (2,413)    (389)    (300)      (6)       --         (7)    (18)        --        --       --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) .    516       567     (210)     233        8        47         (4)      2         --        10       --
==================================================================================================================================
PENNSYLVANIA MUNICIPAL BOND FUND
Shares issued ...........    373       985       34       25       --        --         11      55          2        --       --
Share reinvested ........      2         7        1        2       --        --          1       2         --        --       --
Shares redeemed .........   (310)     (829)      (8)     (22)      --        --        (10)    (18)        --        --       --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) .     65       163       27        5       --        --          2      39          2        --       --
==================================================================================================================================

2 ULTRA SHORT BOND FUND (FORMERLY SHORT DURATION BOND FUND) COMMENCED OPERATIONS ON DECEMBER 2, 2002.
3    ACQUIRED ARMADA GNMA FUND ON NOVEMBER 21, 2003.

ARMADA FUNDS
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2003 (UNAUDITED)

7.  MARKET AND CREDIT RISK

Some countries in which certain of the Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition of the Fund.

The Balanced Allocation, Bond, Intermediate Bond, Limited Maturity Bond, Total Return Advantage, Ultra Short Bond and U.S. Government Income Funds may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of these respective obligations and may result in a loss of premium, if any has been paid.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

The Michigan Municipal Bond, Ohio Tax Exempt Bond and Pennsylvania Municipal Bond Funds follow an investment policy of investing primarily in municipal obligations of one state. The National Tax Exempt Bond Fund follows an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Michigan Municipal Bond, National Tax Exempt Bond, Ohio Tax Exempt Bond, and Pennsylvania Municipal Bond Funds.

Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Statements of Net Assets.

The Funds invest in securities that include revenue bonds, tax and revenue anticipation notes, and general obligation bonds. At November 30, 2003, the percentage of portfolio investments by each revenue source was as follows:

                                     NATIONAL   OHIO
                          MICHIGAN      TAX      TAX    PENNSYLVANIA
                          MUNICIPAL   EXEMPT   EXEMPT     MUNICIPAL
                            BOND       BOND     BOND        BOND
                          ---------- --------- -------- -------------
Agency ...................    20.3%      31.3%    18.0%       49.8%
General Obligations ......    62.0       57.6     60.2        43.1
Hospital .................     9.1        0.6      4.8         3.3
Prerefunded & Escrowed
   to Maturity ...........     7.7        2.9     13.9         1.9
Utility ..................     0.9        7.6      3.1         1.9
                             ------     ------   ------      ------
                             100.0%     100.0%   100.0%      100.0%

The rating of long-term debt as a percentage of total value of investments at November 30, 2003, is as follows:

                                         NATIONAL   OHIO
                              MICHIGAN     TAX      TAX    PENNSYLVANIA
  STANDARD &POOR'S/           MUNICIPAL   EXEMPT   EXEMPT   MUNICIPAL
    MOODY'S RATINGS             BOND       BOND     BOND      BOND
  ------------------         ----------  --------  ------  ------------
      AAA/Aaa                   77.9%      68.7%    60.8%     75.0%
       AA/Aa                    16.2       26.5     26.8      17.3
        A/A                       --        3.2      4.0       3.4
      BBB/Baa                    4.1         --      1.4       0.5
        NR                       1.8        1.6      7.0       3.8
                               ------     ------   ------    ------
                               100.0%     100.0%   100.0%    100.0%

Securities rated by only one agency are shown in that category. Securities rated by both agencies are shown with their lowest rating.

8. SECURITIES LENDING

To generate additional income, the Funds may lend their securities pursuant to a securities lending agreement (Lending Agreement) with Union Bank of California
(UBOC), the securities lending agent. The Funds may lend up to 331/3% of securities in which they are invested requiring that the loan be continuously secured by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities loaned. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral. The Funds receive 60% of the interest earned on the collateral net of any expenses incurred by UBOC, which receives 40% of such earned interest. In consideration of services rendered pursuant to the Securities Lending Record Administration Agreement, UBOC will pay PFPC, Inc., which serves in the capacity of the Record Administrator, 10% of the interest earned. The Record Administrator may, from time to time, use a portion of such income to pay advertising and marketing expenses for the benefit of the Funds.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by IMC to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of IMC, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. The loaned securities were fully collateralized by cash, U.S. government securities, short-term corporate notes and repurchase agreements as described below, together with the market value of securities on loan as of November 30, 2003.

                                                            MARKET VALUE
                                                               (000)
                                                            ------------
INTERNATIONAL EQUITY FUND
DESCRIPTION OF COLLATERAL
Bear Stearns, 1.133%, 12/1/03 ..................               $ 25,000
Bear Stearns, 1.213%, 12/3/03 ..................                  5,000
Bank of America, 1.110%, 12/1/03 ...............                 11,009
Lasalle Bank NA, 1.060%, 12/10/03 ..............                  5,000
                                                               --------
                                                               $ 46,009
                                                               ========
Market Value of Securities on Loan (000) .......               $ 43,651
                                                               ========

LARGE CAP CORE EQUITY FUND
DESCRIPTION OF COLLATERAL
Bear Stearns Securities Corp., 1.193%, 2/3/04 ..               $  3,000
Bank of America, 1.110%, 12/1/03 ...............                 12,620
Lasalle Bank NA, 1.060%, 12/10/03 ..............                  2,500
New York State Power Authority, 1.071%, 12/18/03                  4,995
                                                               --------
                                                               $ 23,115
                                                               ========
Market Value of Securities on Loan (000) .......               $ 22,450
                                                               ========

LARGE CAP GROWTH FUND
DESCRIPTION OF COLLATERAL
Bank of America, 1.110%, 12/1/03 ...............               $  5,000
Bear Stearns, 1.133%, 12/1/03 ..................                 25,000
Bear Stearns, 1.183%, 12/1/03 ..................                 30,000
Bear Stearns, 1.213%, 12/3/03 ..................                 21,081
CSFB USA, 1.186%, 11/9/04 ......................                  5,020
First Tennessee Bank N.A., 1.090%, 1/12/04 .....                  5,000
Goldman Sachs Group, 1.102%, 1/29/04 ...........                  4,991
Lasalle Bank NA, 1.060%, 12/15/03 ..............                  5,000
Mass College of Pharmacy, 1.143%, 02/4/04 ......                  4,986
Queens Health Systems, 1.071%, 12/4/03 .........                  3,996
Washington Mutual Bank, 1.170%, 01/16/04 .......                  5,000
Washington Mutual Bank, 1.110%, 08/6/04 ........                  4,999
                                                               --------
                                                               $120,073
                                                               ========
Market Value of Securities on Loan (000) .......               $116,480
                                                               ========

LARGE CAP ULTRA FUND
DESCRIPTION OF COLLATERAL
Bank of America, 1.110%, 12/1/03 ...............               $  8,137
                                                               --------
Market Value of Securities on Loan (000) .......               $  7,890
                                                               ========

LARGE CAP VALUE FUND
DESCRIPTION OF COLLATERAL
Bank of America, 1.110%, 12/1/03 ...............               $ 32,410
Bear Stearns, 1.133%, 12/1/03 ..................                 25,000
Bear Stearns, 1.183%, 12/1/03 ..................                 10,000
Bear Stearns, 1.213%, 12/3/03 ..................                  5,000
First Tennessee Bank N.A., 1.090%, 01/12/04 ....                  5,000
Goldman Sachs Group, 1.102%, 1/29/04 ...........                  4,990
Lasalle Bank NA, 1.060%, 12/10/03 ..............                  2,500
Lehman Brothers, 1.143%, 12/1/03 ...............                  5,000
New York State Power Authority, 1.071%, 12/18/03                  9,990
Queens Health Systems, 1.071%, 12/4/03 .........                 14,987
Washington Mutual Bank, 1.110%, 08/6/04 ........                  4,999
                                                               --------
                                                               $119,876
                                                               ========
Market Value of Securities on Loan (000) .......               $116,353
                                                               ========

ARMADA FUNDS
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2003 (UNAUDITED)

                                                            MARKET VALUE
                                                               (000)
                                                            ------------

MID CAP GROWTH FUND
DESCRIPTION OF COLLATERAL
Bank of America, 1.110%, 12/1/03 ...............               $ 14,839
Bear Stearns, 1.133%, 12/1/03 ..................                 10,000
Goldman Sachs Group LP, 1.102%, 01/29/04 .......                  2,495
Lasalle Bank NA, 1.060%, 12/10/03 ..............                  2,500
                                                               --------
                                                               $ 29,834
                                                               ========
Market Value of Securities on Loan (000) .......               $ 28,739
                                                               ========

S&P 500 INDEX FUND
DESCRIPTION OF COLLATERAL
Bank of America, 1.110%, 12/1/03 ...............               $ 21,258
Bear Stearns, 1.133%, 12/1/03 ..................                 15,000
Goldman Sachs Group LP, 1.102%, 01/29/04 .......                  4,990
Lasalle Bank NA, 1.060%, 12/10/03 ..............                  2,500
                                                               --------
                                                               $ 43,748
                                                               ========
Market Value of Securities on Loan (000) .......               $ 42,122
                                                               ========

SMALL CAP GROWTH FUND
DESCRIPTION OF COLLATERAL
Bank of America, 1.110%, 12/1/03 ...............               $ 22,475
Bear Stearns, 1.183%, 12/1/03 ..................                 10,000
Bear Stearns, 1.213%, 12/3/03 ..................                  5,000
CSFB Bank, 1.120%, 08/6/04 .....................                  5,004
First Tennessee Bank N.A., 1.090%, 01/12/04 ....                  5,000
Goldman Sachs Group LP, 1.102%, 1/29/04 ........                  4,990
Lasalle Bank NA, 1.060%, 12/15/03 ..............                  5,000
Queens Health Systems, 1.071%, 12/4/03 .........                  3,996
Washington Mutual Bank, 1.170%, 01/16/04 .......                  5,000
                                                               --------
                                                               $ 66,465
                                                               ========
Market Value of Securities on Loan (000) .......               $ 62,434
                                                               ========

SMALL CAP VALUE FUND
DESCRIPTION OF COLLATERAL
American Honda Finance, 1.078%, 5/10/04 ........               $  5,007
Bank of America, 1.110%, 12/1/03 ...............                 37,604
Bear Stearns, 1.133%, 12/1/03 ..................                 25,000
Bear Stearns, 1.183%, 12/1/03 ..................                 65,000
Bear Stearns, 1.213%, 12/3/03 ..................                  5,000
Bear Stearns, 1.193%, 02/3/04 ..................                 10,000
CSFB Bank, 1.120%, 08/6/04 .....................                  5,004
First Tennessee Bank N.A., 1.090%, 01/12/04 ....                 10,000
Goldman Sachs Group LP, 1.102%, 01/29/04 .......                  4,990
Jackonsville Electric Authority, 1.120%, 01/15/04                13,112
Lasalle Bank NA, 1.060%, 12/10/03 ..............                 10,000
Mass College of Pharmacy, 1.143%, 02/4/04 ......                  7,605
Queens Health Systems, 1.071%, 12/4/04 .........                 14,987
Washington Mutual Bank, 1.170%, 01/16/04 .......                  5,000
Washington Mutual Bank, 1.110%, 08/6/04 ........                  9,998
                                                               --------
                                                               $228,307
                                                               ========
Market Value of Securities on Loan (000) .......               $218,890
                                                               ========



                                                            MARKET VALUE
                                                               (000)
                                                            ------------
SMALL/MID CAP VALUE FUND
DESCRIPTION OF COLLATERAL
Bank of America, 1.110%, 12/1/03 ...............               $ 10,927
                                                               ========
Market Value of Securities on Loan (000) .......               $ 10,489
                                                               ========

TAX MANAGED EQUITY FUND
DESCRIPTION OF COLLATERAL
Bank of America, 1.110%, 12/1/03 ...............               $ 16,201
Lasalle Bank NA, 1.060%, 12/15/03 ..............                  2,500
                                                               --------
                                                               $ 18,701
                                                               ========
Market Value of Securities on Loan (000) .......               $ 18,209
                                                               ========

BALANCED ALLOCATION FUND
DESCRIPTION OF COLLATERAL
Bank of America, 1.110%, 12/1/03 ...............               $  7,200
Bear Stearns, 1.193%, 02/3/04 ..................                  3,000
Lehman Brothers, 1.43%, 12/1/03 ................                  3,460
Washington Mutual Bank, 1.170%, 01/16/04 .......                  2,000
                                                               --------
                                                               $ 15,660
                                                               ========
Market Value of Securities on Loan (000) .......               $ 15,177
                                                               ========

BOND FUND
DESCRIPTION OF COLLATERAL
Bank of America, 1.110%, 12/1/03 ...............               $ 14,938
Bear Stearns, 1.133%, 12/1/03 ..................                 25,000
Bear Stearns, 1.183%, 12/1/03 ..................                 15,000
Bear Stearns, 1.193%, 02/3/04 ..................                 10,000
CSFB USA, 1.186%, 11/9/04 ......................                  5,020
Lehman Brothers, 1.143%, 12/1/03 ...............                 19,066
Washington Mutual Bank, 1.170%, 1/16/04 ........                  5,000
                                                               --------
                                                               $ 94,024
                                                               ========
Market Value of Securities on Loan (000) .......               $ 92,095
                                                               ========

INTERMEDIATE BOND FUND
DESCRIPTION OF COLLATERAL
Bank of America, 1.110%, 12/1/03 ...............               $ 18,136
Bear Stearns, 1.133%, 12/1/03 ..................                 15,000
Bear Stearns, 1.183%, 12/1/03 ..................                 15,000
Bear Stearns, 1.193%, 02/3/04 ..................                 15,000
CSFB USA, 1.186%, 11/09/04 .....................                  5,020
Lehman Brothers, 1.143%, 12/1/03 ...............                 40,989
Washington Mutual Bank, 1.110%, 08/6/04 ........                  4,999
                                                               --------
                                                               $114,144
                                                               ========
Market Value of Securities on Loan (000) .......               $111,885
                                                               ========

                                                            MARKET VALUE
                                                               (000)
                                                            ------------
LIMITED MATURITY BOND FUND
DESCRIPTION OF COLLATERAL
Bank of America, 1.110%, 12/1/03 ...............               $  6,618
Bear Stearns, 1.193%, 02/3/04 ..................                  8,000
CSFB USA, 1.120%, 08/6/04 ......................                  5,004
Lehman Brothers, 1.143%, 12/1/03 ...............                 37,328
Washington Mutual Bank, 1.170%, 01/16/04 .......                 10,000
                                                               --------
                                                               $ 66,950
                                                               ========
Market Value of Securities on Loan (000) .......               $ 65,606
                                                               ========

TOTAL RETURN ADVANTAGE FUND
DESCRIPTION OF COLLATERAL
Bank of America, 1.110%, 12/1/03 ...............               $ 23,749
Bear Stearns, 1.133%, 12/1/03 ..................                 10,000
Bear Stearns, 1.183%, 12/1/03 ..................                  5,000
Bear Stearns, 1.193%, 02/3/04 ..................                 10,000
Lehman Brothers, 1.143%, 12/1/03 ...............                 19,670
                                                               --------
                                                               $ 68,419
                                                               ========
Market Value of Securities on Loan (000) .......               $ 66,981
                                                               ========

ULTRA SHORT BOND FUND
DESCRIPTION OF COLLATERAL
Bank of America, 1.110%, 12/1/03 ...............               $ 12,076
Bear Stearns, 1.213%, 12/3/03 ..................                  5,000
CSFB USA, 1.120%, 08/6/04 ......................                  2,502
Lehman Brothers, 1.143%, 12/1/03 ...............                 25,500
Washington Mutual Bank, 1.110%, 08/6/04 ........                  4,999
                                                               --------
                                                               $ 50,077
                                                               ========
Market Value of Securities on Loan (000) .......               $ 49,177
                                                               ========


9.  IN KIND TRANSFERS OF SECURITIES

During the six months ended November 30, 2003, Tax Managed Equity Fund distributed securities in lieu of cash for an affiliated ClassI shareholder redemption. The shareholder received a pro-rata portion of Tax Managed Equity Fund's holdings. The value of the redemptions were as follows:


                                           NET
                                        REALIZED
                           VALUE          GAIN
                          OF THE       INCLUDED IN    SHARES
                        REDEMPTION     REDEMPTION    REDEEMED
                        ----------     ----------    --------
Tax Managed Equity
  Fund ................  $4,431,370    $3,933,723     449,885

Net realized gains from these transactions are not taxable to the Funds. Such gains are not distributed to shareholders and will be reclassified to paid in capital at the Fund's fiscal year end. This transaction was completed following guidelines approved by the Board of Trustees.

10. FUND MERGER/REORGANIZATION

On November 21, 2003, all of the assets and liabilities of GNMA Fund were transferred into U.S. Government Income Fund. Under the Plan of Reorganization, approved on November 18, 2003 by shareholders of GNMA Fund, 15,274,880 shares of U.S. Government Income Fund were issued for net assets of $144,295,749 (including unrealized appreciation of $2,750,253) of GNMA Fund in a tax fee exchange. The net assets of GNMA Fund of $144,295,749 were combined with U.S. Government Income Fund's net assets of $173,925,556 (including unrealized depreciation of $2,710,943) aggregating net assets of $318,221,305, immediately after the combination.

SUPPLEMENTARY PROXY INFORMATION

On November 18, 2003, the shareholders of GNMA Fund approved a tax-free reorganization under which all of the assets and liabilities of GNMA Fund were transferred to U.S. Government Income Fund. The results of the voting on the proposal were as follows:

                              SHARES           % OF      % OF
                               VOTED           VOTED     TOTAL
                          --------------      -------   -------
FOR ..................... 14,156,175.762      94.496%   99.880%
AGAINST .................      8,323.768        .055%     .059%
ABSTAIN .................      8,663.218        .058%     .061%

A description of the Trust's Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by calling 1-800-622-FUND (3863) and on the SEC's website at http://www.sec.gov.

                               INVESTMENT ADVISER

                  National City Investment Management Company
                             1900 East Ninth Street
                             Cleveland, Ohio 44114


                                  DISTRIBUTOR

                      Professional Funds Distributor, LLC
                                 760 Moore Road
                           King of Prussia, PA 19406


                                 LEGAL COUNSEL

                           Drinker Biddle & Reath LLP
                                One Logan Square
                            18th and Cherry Streets
                     Philadelphia, Pennsylvania 19103-6996

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